Filed Pursuant to Rule 497
Registration Statement No. 333-123920
PROSPECTUS SUPPLEMENT
(To Prospectus dated October 3, 2005)
20,000,000 Shares
         This prospectus supplement supplements the prospectus dated October 3, 2005 relating to our offer, from time to time, of up to 20,000,000 shares of our common stock by providing certain information regarding our recent developments and our third quarter 2005 financial results.
      Please read this prospectus supplement, and the accompanying prospectus, before investing, and keep it for future reference. The prospectus supplement and the accompanying prospectus contain important information about us that a prospective investor should know before investing in our common stock. We file annual, quarterly and current reports, proxy statements and other information about us with the Securities and Exchange Commission. This information is available free of charge by contacting us at 1919 Pennsylvania Avenue, NW, Washington, DC, 20006, or by telephone at (202) 331-1112 or on our website at www.alliedcapital.com. The SEC also maintains a website at www.sec.gov that contains such information.
      You should review the information, including the risk of leverage, set forth under “Risk Factors” on page 10 of the accompanying prospectus before investing.
      Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the adequacy or accuracy of this prospectus supplement or the accompanying prospectus. Any representation to the contrary is a criminal offense.
The date of this prospectus supplement is January 24, 2006.

      We have not authorized any dealer, salesman or other person to give any information or to make any representation other than those contained in this prospectus supplement or the accompanying prospectus. You must not rely upon any information or representation not contained in this prospectus supplement or the accompanying prospectus as if we had authorized it. This prospectus supplement and the accompanying prospectus do not constitute an offer to sell or a solicitation of any offer to buy any security other than the registered securities to which they relate, nor do they constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction to any person to whom it is unlawful to make such an offer or solicitation in such jurisdiction. The information contained in this prospectus supplement and the accompanying prospectus is accurate as of the dates on their covers.

TABLE OF CONTENTS
Prospectus Supplement

(i)

RECENT DEVELOPMENTS
      On December 9, 2005, our Board of Directors declared an extra cash dividend of $0.03 per share for 2005. The extra cash dividend for 2005 is payable on January 27, 2006, with a record date of December 28, 2005.
      On January 20, 2006, our Board of Directors declared a regular quarterly dividend of $0.59 per share for the first quarter of 2006. The record date for the dividend is March 17, 2006, and the dividend is payable on March 31, 2006.
      On January 20, 2006, our Board of Directors amended our Amended and Restated Bylaws to provide that directors shall be elected by a majority of the votes cast at the annual meeting of the stockholders and to create the title of “Investment Officer.”
      On January 20, 2006, the Compensation Committee of our Board of Directors approved 2005 cash bonuses and 2006 individual performance awards (IPAs) and 2006 individual performance bonuses (IPBs) for certain officers. Our Board of Directors ratified the approval of the Compensation Committee on January 20, 2006.
      In total, 2005 cash bonuses have been determined to be approximately $27 million, of which $10.8 million had been accrued for the nine months ended September 30, 2005. The 2005 bonus payments for William L. Walton, Chairman and Chief Executive Officer, Joan M. Sweeney, Chief Operating Officer, and John M. Scheurer, Managing Director, are $2,750,000, $1,500,000, and $850,000, respectively. Total 2006 IPAs and IPBs are estimated to be $13.6 million. The 2006 IPAs for Mr. Walton, Ms. Sweeney, and Mr. Scheurer are $1,475,000, $750,000, and $550,000, respectively. The 2006 IPBs for Mr. Walton, Ms. Sweeney, and Mr. Scheurer are $1,475,000, $750,000, and $550,000, respectively.

INTERIM MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL
CONDITION AND RESULTS OF OPERATIONS
      The following analysis of our financial condition and results of operations should be read in conjunction with our consolidated financial statements and the notes thereto included in this prospectus supplement and in the accompanying prospectus. In addition, this prospectus supplement and the accompanying prospectus contain certain forward-looking statements. These statements include the plans and objectives of management for future operations and financial objectives and can be identified by the use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “anticipate,” “estimate,” or “continue” or the negative thereof or other variations thereon or comparable terminology. These forward-looking statements are subject to the inherent uncertainties in predicting future results and conditions. Certain factors that could cause actual results and conditions to differ materially from those projected in these forward-looking statements are set forth in the “Risk Factors” section in the accompanying prospectus. Other factors that could cause actual results to differ materially include:

•	changes in the economy;

•	risks associated with possible disruption in our operations due to terrorism;

•	future changes in laws or regulations and conditions in our operating areas; and

•	other risks and uncertainties as may be detailed from time to time in our public announcements and SEC filings.
      Financial or other information presented for private finance portfolio companies has been obtained from the portfolio companies, and this financial information presented may represent unaudited, projected or pro forma financial information, and therefore may not be indicative of actual results. In addition, the private equity industry uses financial measures such as EBITDA or EBITDAM (Earnings Before Interest, Taxes, Depreciation, Amortization and, in some instances, Management fees) in order to assess a portfolio company’s financial performance and to value a portfolio company. EBITDA and EBITDAM are not intended to represent cash flow from operations as defined by U.S. generally accepted accounting principles and such information should not be considered as an alternative to net income, cash flow from operations or any other measure of performance prescribed by U.S. generally accepted accounting principles.
OVERVIEW
      As a business development company, we are in the private equity business. Specifically, we provide long-term debt and equity investment capital to companies in a variety of industries. Our lending and investment activity has generally been focused on private finance and commercial real estate finance, primarily the investment in non-investment grade commercial mortgage-backed securities, which we refer to as CMBS, and collateralized debt obligation bonds and preferred shares, which we refer to as CDOs.
      On May 3, 2005, we completed the sale of our portfolio of CMBS and CDO investments. Upon the completion of this transaction, our lending and investment activity has been focused primarily on private finance investments. Our private finance activity principally involves providing financing through privately negotiated long-term debt and equity investment capital. Our financing is generally used to fund growth, acquisitions, buyouts, recapitalizations, note purchases, bridge financings, and other types of financings. We generally invest in private companies though, from time to time, we may invest in companies that are public but lack access to additional public capital or whose securities may not be marginable.
      Our portfolio composition at September 30, 2005, and December 31, 2004, was as follows:

	2005	2004

Private finance	96%	76%
Commercial real estate finance	4%	24%
      Our earnings depend primarily on the level of interest and dividend income, fee and other income, and net realized and unrealized gains or losses on our investment portfolio after deducting interest expense on borrowed capital and operating expenses. Interest income results from the stated interest rate earned on a loan or debt security and the amortization of loan origination fees and discounts. The level of interest income is directly related to the balance of the interest-bearing investment portfolio outstanding during the period multiplied by the weighted average yield. Our ability to generate interest income is dependent on economic, regulatory, and competitive factors that influence new investment activity, the level of repayments in the portfolio, the amount of loans and debt securities for which interest is not accruing and our ability to secure debt and equity capital for our investment activities.
      Because we are a regulated investment company for tax purposes, we intend to distribute substantially all of our annual taxable income as dividends to our shareholders. See “Other Matters” below.
PORTFOLIO AND INVESTMENT ACTIVITY
      The total portfolio at value, investment activity, and the yield on interest-bearing investments at and for the three and nine months ended September 30, 2005 and 2004, and at and for the year ended December 31, 2004, were as follows:

	At and for the		At and for the
	Three Months Ended		Nine Months Ended		At and for the
	September 30,		September 30,		Year Ended
					December 31,
	2005	2004	2005	2004	2004
($ in millions)
	(unaudited)		(unaudited)
Portfolio at value	$3,223.8	$2,980.0	$3,223.8	$2,980.0	$3,013.4
Investments funded	$673.4	$311.9	$1,328.2	$1,106.9	$1,524.5
Change in accrued or reinvested interest and dividends	$5.5	$5.5	$1.9	$31.7	$52.2
Principal collections related to investment repayments or sales	$151.0	$112.4	$1,241.8	$543.3	$909.2
Yield on interest-bearing investments (1)	12.6%	14.2%	12.6%	14.2%	14.0%

(1)	The weighted average yield on interest-bearing investments is computed as the (a) annual stated interest plus the annual amortization of loan origination fees, original issue discount, and market discount on accruing interest-bearing investments less the annual amortization of loan origination costs, divided by (b) total interest-bearing investments at value. The weighted average yield is computed as of the balance sheet date.

Private Finance
      The private finance portfolio at value, investment activity, and the yield on loans and debt securities at and for the three and nine months ended September 30, 2005 and 2004, and at and for the year ended December 31, 2004, were as follows:

	At and for the		At and for the
	Three Months Ended		Nine Months Ended		At and for the
	September 30,		September 30,		Year Ended
					December 31,
	2005	2004	2005	2004	2004
($ in millions)
	(unaudited)		(unaudited)
Portfolio at value:
Loans and debt securities	$2,039.6	$1,401.1	$2,039.6	$1,401.1	$1,602.9
Equity securities	1,041.4	629.9	1,041.4	629.9	699.2

Total portfolio	$3,081.0	$2,031.0	$3,081.0	$2,031.0	$2,302.1

Investments funded(1)	$665.7	$244.0	$1,131.9	$806.4	$1,140.8
Change in accrued or reinvested interest and dividends	$5.9	$3.9	$20.4	$25.4	$45.6
Principal collections related to investment repayments or sales	$146.5	$99.5	$476.5	$494.0	$551.9
Yield on interest-bearing investments(2)	13.0%	15.2%	13.0%	15.2%	13.9%

(1)	Investments funded for the nine months ended September 30, 2004, included a $47.5 million subordinated debt investment in The Hillman Companies, Inc. received in conjunction with the sale of Hillman as discussed below.

(2)	The weighted average yield on loans and debt securities is computed as the (a) annual stated interest plus the annual amortization of loan origination fees, original issue discount, and market discount on accruing loans and debt securities less the annual amortization of loan origination costs, divided by (b) total loans and debt securities at value. The weighted average yield is computed as of the balance sheet date.
     Our investment activity is focused on making long-term investments in the debt and equity of primarily private middle market companies. Debt investments may include senior loans, second lien debt, unitranche debt (a single debt investment that is a blend of senior and subordinated debt), or subordinated debt (with or without equity features). The junior debt that we invest in that is lower in repayment priority than senior debt is also known as mezzanine debt. Equity investments may include a minority equity stake in connection with a debt investment or a substantial equity stake in connection with a buyout transaction. In a buyout transaction, we generally invest in senior and/or subordinated debt and equity (preferred and/or voting or non-voting common) where our equity ownership represents a significant portion of the equity, but may or may not represent a controlling interest. In addition, we may fund most or all of the debt upon the closing of certain buyout transactions and then the portfolio company may refinance some or all of the senior debt subsequent to closing, which would reduce our investment.
      We intend to take a balanced approach to private equity investing that emphasizes a complementary mix of debt investments and buyout investments. The combination of these two types of investments provides current interest and related portfolio income and the potential for future capital gains. Recently we have seen junior debt financing opportunities in the market that we believe are unattractive from a risk/return perspective. We believe many of these transactions employ too much leverage and are priced too low relative to the risks inherent in junior debt instruments. To address the current market place, our strategy is to focus on buyout and recapitalization transactions where we can manage risk through the structure and terms of our debt and equity investments and where we can potentially realize more attractive total returns from both current interest and fee income and future capital gains. We may fund most or all of the debt and equity capital upon the closing of certain buyout transactions, which may include investments in lower-yielding senior debt. We are also focusing our debt investing on smaller middle market companies where we can provide unitranche debt, where our current yield may be lower than traditional subordinated debt only. We believe that the unitranche structure, however, provides greater protection in the capital structures of our portfolio companies.
      The yield on the private finance loans and debt securities was 13.0% at September 30, 2005, as compared to 13.9% at December 31, 2004, and 15.2% at September 30, 2004. The weighted average yield on the private finance loans and debt securities may fluctuate from period to period depending on the yield on new loans and debt securities, the yield on loans and debt securities repaid, and the amount of lower-yielding senior debt that has been funded. The yield on the private finance portfolio has decreased partly due to our strategy to pursue more buyout and recapitalization transactions, which may include investing in senior debt, as well as pursue unitranche investments.
      The level of investment activity for investments funded and principal repayments for private finance investments can vary substantially from period to period depending on the number and size of investments that we make or that we exit and many other factors, including the amount of debt and equity capital available to middle market companies, the level of merger and acquisition activity for such companies, the general economic environment, and the competitive environment for the types of investments we make. We believe that merger and acquisition activity in the middle market was strong in 2004 and has continued into 2005, which has resulted in an increase in private finance investment opportunities, as well as increased repayments.
      Investments funded for the nine months ended September 30, 2005 and 2004, and for the year ended December 31, 2004, consisted of the following:

	Loans and
	Debt	Equity
	Securities	Interests	Total
($ in millions)
For the Nine Months Ended September 30, 2005
Companies more than 25% owned	$280.5	$80.0	$360.5
Companies 5% to 25% owned	2.4	2.2	4.6
Companies less than 5% owned	663.1	103.7	766.8

Total	$946.0	$185.9	$1,131.9

For the Nine Months Ended September 30, 2004
Companies more than 25% owned	$267.1	$135.4	$402.5
Companies 5% to 25% owned	89.4	24.4	113.8
Companies less than 5% owned	276.5	13.6	290.1

Total	$633.0	$173.4	$806.4

For the Year Ended December 31, 2004
Companies more than 25% owned	$445.4	$171.2	$616.6
Companies 5% to 25% owned	112.0	14.4	126.4
Companies less than 5% owned	351.5	46.3	397.8

Total	$908.9	$231.9	$1,140.8

      We generally fund new investments using cash. In addition, we may acquire securities in exchange for our common equity. Also, we may acquire new securities through the reinvestment of previously accrued interest and dividends in debt or equity securities, or the current reinvestment of interest and dividend income through the receipt of a debt or equity security (payment-in-kind income). From time to time we may opt to reinvest accrued interest receivable in a new debt or equity security in lieu of receiving such interest in cash.

      Outstanding Investment Commitments. At September 30, 2005, we had outstanding investment commitments to private finance portfolio companies totaling $352.2 million, including the following:

•	We have various commitments to Callidus Capital Corporation (Callidus) which owns 80% of Callidus Capital Management, LLC, an asset management company that structures and manages collateralized debt obligations (CDOs), collateralized loan obligations (CLOs), and other related investments. Our commitment to Callidus consisted of the following at September 30, 2005:

			Amount
	Committed	Amount	Available
	Amount	Drawn	to be Drawn
($ in millions)
Subordinated debt to support warehouse facilities & warehousing activities(1)	$100.0	$—	$100.0
Revolving line of credit for working capital	4.0	—	4.0
Revolving line of credit facility to support underwriting and syndication activities(2)	150.0	52.5	97.5

Total	$254.0	$52.5	$201.5

(1)	Callidus has two secured warehouse credit facilities with third parties for up to $400 million each. These facilities are used primarily to finance the acquisition of loans pending securitization through a CDO or CLO. In conjunction with these warehouse credit facilities, we have agreed to designate our $100 million subordinated debt commitment for Callidus to draw upon to provide first loss capital as needed to support the warehouse facilities.

(2)	Draws under this facility may include amounts used to fund senior loans originated by Callidus to portfolio companies included in our portfolio. The amount drawn at September 30, 2005, was used by Callidus to fund a senior loan to our portfolio company, Triax Holdings, LLC.

In addition, we had a commitment to Callidus to purchase preferred equity in future CDO or CLO transactions of $76.8 million at September 30, 2005.

•	$13.8 million in the form of equity to eight private venture capital funds.

•	$12.5 million of financing commitments in the form of debt to S.B. Restaurant Company.

•	$7.8 million in the form of debt to Mercury Air Centers, Inc.

•	$7.6 million in the form of equity to Pennsylvania Avenue Investors, L.P., a limited partnership controlled by us that invests in private buyout equity funds.
      In addition to outstanding investment commitments to portfolio companies at September 30, 2005, we may be required to fund additional amounts under earn-out arrangements primarily related to buyout transactions in the future if those companies meet agreed-upon performance targets. We also had commitments to private finance portfolio companies in the form of standby letters of credit and guarantees totaling $176.8 million. See “Interim Management’s Discussion and Analysis of Financial Condition and Results of Operations — Financial Condition, Liquidity and Capital Resources” in this prospectus supplement.
      During the third quarter of 2005, our portfolio company, GAC Investments, Inc. (GAC) purchased Triax Holdings, LLC (Triax). We invested $27.6 million in the common stock of GAC to help fund the purchase of Triax, a new subsidiary of GAC. In addition, we made subordinated loans totaling $50.6 million to Triax. Our portfolio company, Callidus, made senior loans of $52.5 million to Triax. The proceeds of these debt and equity investments of $130.7 million were used by Triax to acquire Tretinoin, the generic equivalent of a leading topical prescription acne medication, and other related assets, as well as to pay certain closing costs. Subsequent to the purchase of these assets, Triax negotiated a purchase price adjustment of $45 million that reduced Triax’s purchase price. The proceeds from the $45 million purchase price adjustment were used to repay a portion of the senior loan made by Callidus. Following GAC’s investment in Triax, GAC changed its name to Triview Investments, Inc. (Triview). Triview owns both Triax and Longview Cable & Data, LLC. Triview believes it may be able to utilize its existing tax attributes to offset future taxable income generated by Triax.
      Our largest investments at value at September 30, 2005, were in Advantage Sales & Marketing, Inc. and Business Loan Express, LLC (BLX). See “Interim Management’s Discussion and Analysis of Financial Condition and Results of Operations — Results of Operations” in this prospectus supplement for a discussion of the net change in unrealized appreciation or depreciation related to these investments.
      Advantage Sales & Marketing, Inc.     At September 30, 2005, our investment in Advantage Sales & Marketing, Inc. (Advantage) totaled $257.7 million at cost and $435.4 million at value, or 12.6% of our total assets, which includes unrealized appreciation of $177.7 million. We completed the purchase of a majority ownership in Advantage in June 2004.
      Total interest and related portfolio income earned from our investment in Advantage for the nine months ended September 30, 2005 and 2004, was $28.2 million and $10.4 million, respectively, which includes interest income of $23.3 million and $6.0 million, respectively, and fees and other income of $4.9 million and $4.4 million, respectively. Interest income from Advantage for the nine months ended September 30, 2005 and 2004, included interest income of $3.4 million and $1.1 million, respectively, which was paid in kind. The interest paid in kind was paid to us through the issuance of additional debt.
      Net change in unrealized appreciation or depreciation included a net increase in unrealized appreciation on our investment in Advantage of $153.5 million for the nine months ended September 30, 2005, and no change for the nine months ended September 30, 2004.
      Advantage is a leading sales and marketing agency providing outsourced sales, merchandising, and marketing services to the consumer packaged goods industry. Advantage has offices across the United States and is headquartered in Irvine, CA.
      Business Loan Express, LLC.     At September 30, 2005, our investment in BLX totaled $285.6 million at cost and $356.3 million at value, or 10.3% of our total assets, which includes unrealized appreciation of $70.7 million. BLX was acquired in 2000.
      Total interest and related portfolio income earned from our investment in BLX for the nine months ended September 30, 2005 and 2004, was $26.5 million and $35.1 million, respectively, which included interest income on the subordinated debt and Class A equity interests of $10.5 million and $17.2 million, respectively, dividend income on Class B interests of $9.0 million and $8.2 million, respectively, and fees and other income of $7.0 million and $9.7 million, respectively. Interest and dividend income from BLX for the nine months ended September 30, 2005 and 2004, included interest and dividend income of $5.1 million and $16.1 million, respectively, that was paid in kind. The interest and dividends paid in kind were paid to us through the issuance of additional debt or equity interests. Accrued interest and dividends receivable at September 30, 2005, included accrued interest and dividends due from BLX totaling $4.4 million, of which $4.0 million was paid in cash in the fourth quarter of 2005.
      Net change in unrealized appreciation or depreciation included a net increase in unrealized appreciation on our investment in BLX of $15.9 million for the nine months ended September 30, 2005, and a net decrease in unrealized appreciation of $6.2 million for the nine months ended September 30, 2004.

      BLX is a national, non-bank lender that participates in the SBA’s 7(a) Guaranteed Loan Program and is licensed by the SBA as a Small Business Lending Company (SBLC). BLX is a nationwide preferred lender, as designated by the SBA, and originates, sells, and services small business loans. In addition, BLX originates conventional small business loans, small investment real estate loans and loans under the USDA Business and Industry Guaranteed Loan Program (B&I). BLX has offices across the United States and is headquartered in New York, New York. Changes in the laws or regulations that govern SBLCs or the SBA 7(a) Guaranteed Loan Program or changes in government funding for this program could have a material adverse impact on BLX and, as a result, could negatively affect our financial results.
      As a limited liability company, BLX’s taxable income flows through directly to its members. BLX’s annual taxable income generally differs from its book income for the fiscal year due to temporary and permanent differences in the recognition of income and expenses. We hold all of BLX’s Class A and Class B interests, and 94.9% of the Class C interests. BLX’s taxable income is first allocated to the Class A interests to the extent that dividends are paid in cash or in kind on such interests, with the remainder being allocated to the Class B and C interests. BLX declares dividends on its Class B interests based on an estimate of its annual taxable income allocable to such interests.
      At December 31, 2004, our subordinated debt investment in BLX was $44.6 million at cost and value. Effective January 1, 2005, this debt plus accrued interest of $0.2 million was exchanged for Class B equity interests of $44.8 million, which is included in private finance equity interests. We believe this exchange strengthened BLX’s equity capital base and simplified its capital structure. Since the subordinated debt is no longer outstanding, the amount of taxable income available to flow through to BLX’s equity holders will increase by the amount of interest that would have otherwise been paid on this debt.
      At September 30, 2005, BLX had a three-year $275.0 million revolving credit facility provided by third party lenders that matures in January 2007. The facility provides for a sub-facility for the issuance of letters of credit for up to a total of $50.0 million. As the controlling equity owner in BLX, we have provided an unconditional guaranty to the revolving credit facility lenders in an amount equal to 50% of the total obligations (consisting of principal, letters of credit issued under the facility, accrued interest, and other fees) of BLX under the revolving credit facility. At September 30, 2005, the principal amount outstanding on the revolving credit facility was $229.9 million and letters of credit issued under the facility were $41.5 million. The total obligation guaranteed by us at September 30, 2005, was $136.2 million. This guaranty can be called by the lenders only in the event of a default by BLX. BLX was in compliance with the terms of the revolving credit facility at September 30, 2005. At September 30, 2005, we had also provided four standby letters of credit totaling $35.6 million in connection with four term securitization transactions completed by BLX.
      On March 31, 2004, we sold our control investment in The Hillman Companies, Inc. (Hillman) for a total transaction value of $510 million, including the repayment of outstanding debt and adding the value of Hillman’s outstanding trust preferred shares. We were repaid our existing $44.6 million in outstanding debt. Total consideration to us from this sale, including the repayment of debt, was $245.6 million, which included net cash proceeds of $198.1 million and the receipt of a new subordinated debt instrument of $47.5 million. During the second quarter of 2004, we sold a $5.0 million participation in our subordinated debt in Hillman to a third party, which reduced our investment, and no gain or loss resulted from the transaction. For the year ended December 31, 2004, we realized a gain of $150.3 million on the transaction.

Commercial Real Estate Finance
      The commercial real estate finance portfolio at value, investment activity, and the yield on interest-bearing investments at and for the three and nine months ended September 30, 2005 and 2004, and at and for the year ended December 31, 2004, were as follows:

	At and for the				At and for the
	Three Months Ended				Nine Months Ended
	September 30,				September 30,				At and for
									the Year Ended
									December 31,
	2005		2004		2005		2004		2004

	(unaudited)				(unaudited)
	Value	Yield(1)	Value	Yield(1)	Value	Yield(1)	Value	Yield(1)	Value	Yield(1)
($ in millions)
Portfolio at value:
CMBS bonds	$—		$604.5	12.4%	$—		$604.5	12.4%	$373.8	14.6%
CDO bonds and preferred shares	—		177.8	17.4%	—		177.8	17.4%	212.6	16.8%
Commercial mortgage loans	121.2	6.6%	143.2	8.1%	121.2	6.6%	143.2	8.1%	95.0	6.8%
Real estate owned	15.1		14.6		15.1		14.6		16.9
Equity interests	6.5		8.9		6.5		8.9		13.0

Total portfolio	$142.8		$949.0		$142.8		$949.0		$711.3

Investments funded	$7.7		$67.9		$196.3		$300.5		$383.7
Change in accrued or reinvested interest	$(0.4)		$1.6		$(18.5)		$6.3		$6.6
Principal collections related to investment repayments or sales	$4.5		$12.9		$765.3		$49.3		$357.3

(1)	The weighted average yield on the interest-bearing investments is computed as the (a) annual stated interest plus the annual amortization of loan origination fees, original issue discount, and market discount on accruing interest-bearing investments less the annual amortization of origination costs, divided by (b) total interest-bearing investments at value. The weighted average yield is computed as of the balance sheet date. Interest-bearing investments for the commercial real estate finance portfolio include all investments except for real estate owned and equity interests.
     Our commercial real estate investments funded for the nine months ended September 30, 2005 and 2004, and for the year ended December 31, 2004, were as follows:

	Face		Amount
	Amount	Discount	Funded
($ in millions)
For the Nine Months Ended September 30, 2005
CMBS bonds (4 new issuances)(2)	$211.5	$(90.5)	$121.0
Commercial mortgage loans	73.5	(0.9)	72.6
Equity interests	2.7	—	2.7

Total	$287.7	$(91.4)	$196.3

For the Nine Months Ended September 30, 2004
CMBS bonds (11 new issuances(1))	$363.9	$(158.6)	$205.3
CDO bonds and preferred shares (1 issuance)	4.0	(0.3)	3.7
Commercial mortgage loans	99.7	(8.3)	91.4
Equity interests	0.1	—	0.1

Total	$467.7	$(167.2)	$300.5

For the Year Ended December 31, 2004
CMBS bonds (13 new issuances(1))	$419.1	$(183.7)	$235.4
CDO bonds and preferred shares (3 issuances)	40.5	(0.1)	40.4
Commercial mortgage loans	112.1	(8.2)	103.9
Equity interests	4.0	—	4.0

Total	$575.7	$(192.0)	$383.7

(1)	CMBS investments also include investments in issuances in which we have previously purchased CMBS bonds.
(2)	The CMBS bonds invested in during the nine months ended September 30, 2005, were sold on May 3, 2005.
     At September 30, 2005, we had outstanding funding commitments related to commercial mortgage loans and equity interests of $43.2 million, including $33.3 million to Timarron Capital,

Inc., and commitments in the form of standby letters of credit and guarantees related to equity interests of $7.1 million.
      Sale of CMBS Bonds and Collateralized Debt Obligation Bonds and Preferred Shares.     On May 3, 2005, we completed the sale of our portfolio of commercial mortgage-backed securities (CMBS) and real estate related collateralized debt obligation (CDO) bonds and preferred shares to affiliates of Caisse de dépôt et placement du Québec (the Caisse) for cash proceeds of $976.0 million and a net realized gain of $227.7 million, after transaction and other costs of $7.8 million. Transaction costs included investment banking fees, legal and other professional fees, and other transaction costs. The CMBS and CDO assets sold had a cost basis at closing of $739.8 million, including accrued interest of $21.7 million. Upon the closing of the sale, we settled all the hedge positions relating to these assets, which resulted in a net realized loss of $0.7 million, which has been included in the net realized gain on the sale.
      For tax purposes, we estimate that the net gain from the sale of the CMBS and CDO portfolio will be approximately $241 million, after transaction and other costs of $7.8 million. The difference between the net gain for book and tax purposes results from temporary differences in the recognition of income and expenses related to these assets.
      Simultaneous with the sale of our CMBS and CDO portfolio, we entered into a platform assets purchase agreement with CWCapital Investments LLC, an affiliate of the Caisse (CWCapital), pursuant to which we agreed to sell certain commercial real estate related assets, including servicer advances, intellectual property, software and other platform assets, subject to certain adjustments. This transaction was completed on July 13, 2005, and we received total cash proceeds of approximately $5.3 million. No gain or loss resulted from the transaction. Under this agreement, we have agreed not to invest in CMBS and real estate-related CDOs and refrain from certain other real estate-related investing or servicing activities for a period of three years, subject to certain limitations and excluding our existing portfolio and related activities.
      The real estate securities purchase agreement, under which we sold the CMBS and CDO portfolio, and the platform asset purchase agreement contain customary representations and warranties, and require us to indemnify the affiliates of the Caisse that are parties to the agreements for certain liabilities arising under the agreements, subject to certain limitations and conditions.
      We also entered into a transition services agreement with CWCapital pursuant to which we provided certain transition services to CWCapital for a limited transition period to facilitate the transfer of various servicing and other rights related to the CMBS and CDO portfolio. During the transition period, we agreed, among other things, to continue to act as servicer or special servicer with respect to the CMBS and CDO portfolio. Services provided under the transition services agreement, except for certain information technology services, were completed on July 13, 2005. For the nine months ended September 30, 2005, we received a total of $1.4 million under the transition services agreement as reimbursement for employee and administrative expenses. These amounts reduced our employee expenses by $1.1 million and administrative expenses by $0.3 million.
Hedging Activities
      We have invested in commercial mortgage loans and CMBS and CDO bonds, which were purchased at prices that were based in part on comparable Treasury rates. We have entered into transactions with one or more financial institutions to hedge against movement in Treasury rates on certain of the commercial mortgage loans and CMBS and CDO bonds. These transactions, referred to as short sales, involve receiving the proceeds from the short sales of borrowed Treasury securities, with the obligation to replenish the borrowed Treasury securities at a later date based on the then current market price, whatever that price may be. Risks in these contracts arise from movements in the value of the borrowed Treasury securities due to changes in interest rates and from the possible inability of counterparties to meet the terms of their contracts. If the value of the borrowed Treasury securities increases, we will incur losses on these transactions. These losses are limited to the increase in value of the borrowed Treasury securities; conversely, the value of the hedged commercial real estate assets would likely increase. If the value of the borrowed Treasury securities decreases, we will incur gains on these transactions which are limited to the decline in value of the borrowed Treasury securities; conversely, the value of the hedged commercial real estate assets would likely decrease. We do not anticipate nonperformance by any counterparty in connection with these transactions.
      The total obligations to replenish borrowed Treasury securities, including accrued interest payable on the obligations, were $17.9 million and $38.2 million at September 30, 2005, and December 31, 2004, respectively. The net proceeds related to the sales of the borrowed Treasury securities plus or minus the additional cash collateral provided or received under the terms of the transactions were $17.9 million and $38.2 million at September 30, 2005, and December 31, 2004, respectively. The hedge at September 30, 2005, related to commercial mortgage loans and the hedge at December 31, 2004, related primarily to CMBS and CDO bonds. The amount of the hedge will vary from period to period depending upon the amount of commercial real estate assets that we own and have hedged as of the balance sheet date.
Accrued Interest and Dividends Receivable
      Accrued interest and dividends receivable as of September 30, 2005, and December 31, 2004, was as follows:

	2005	2004
($ in millions)
Private finance	$63.9	$59.8
Commercial real estate finance
CMBS and CDO bonds	—	18.9
Commercial mortgage loans and other	1.2	0.8

Total	$65.1	$79.5

      Total accrued interest and dividends receivable declined from December 31, 2004, to September 30, 2005, primarily as a result of the sale of our portfolio of CMBS and CDO assets on May 3, 2005. See “Interim Management’s Discussion and Analysis of Financial Condition and Results of Operations — Portfolio and Investment Activity — Commercial Real Estate Finance” above.
Portfolio Asset Quality
      Portfolio by Grade. We employ a grading system for our entire portfolio. Grade 1 is used for those investments from which a capital gain is expected. Grade 2 is used for investments performing in accordance with plan. Grade 3 is used for investments that require closer monitoring; however, no loss of investment return or principal is expected. Grade 4 is used for investments that are in workout and for which some loss of current investment return is expected, but no loss of principal is expected. Grade 5 is used for investments that are in workout and for which some loss of principal is expected.

      At September 30, 2005, and December 31, 2004, our portfolio was graded as follows:

	At September 30, 2005		At December 31, 2004

	Portfolio	Percentage of	Portfolio	Percentage of
Grade	at Value	Total Portfolio	at Value(1)	Total Portfolio

($ in millions)
1	$1,151.0	35.7%	$952.5	31.6%
2	1,805.3	56.0	1,850.5	61.4
3	183.2	5.7	121.2	4.0
4	10.0	0.3	11.7	0.4
5	74.3	2.3	77.5	2.6

	$3,223.8	100.0%	$3,013.4	100.0%

(1)	The value of the CMBS and CDO assets sold on May 3, 2005, was $586.4 million at December 31, 2004, and this value was included in Grade 2 assets. See “Interim Management’s Discussion and Analysis of Financial Condition and Results of Operations — Portfolio and Investment Activity — Commercial Real Estate Finance” above.
     Total Grade 3, 4 and 5 portfolio assets were $267.5 million and $210.4 million, respectively, or were 8.3% and 7.0%, respectively, of the total portfolio at value at September 30, 2005, and December 31, 2004. Included in Grade 3, 4 and 5 assets at September 30, 2005, and December 31, 2004, were portfolio assets totaling $31.9 million and $38.3 million, respectively, that were secured by commercial real estate.
      During the nine months ended September 30, 2005, two portfolio investments were moved from Grade 2 to Grade 3 for closer monitoring. At September 30, 2005, the value of these investments was $85.9 million. These investments had accrued PIK and deferred interest that had accumulated to the point where the fair value of the investment as a whole may not support additional interest accrual. When we have investments with PIK or deferred interest features, we include the accrued interest in the cost basis of our investment when we compare that to the portfolio company’s enterprise value to determine the fair value of our investment. If the enterprise value is not sufficient to cover the cost basis including this accrued interest, we may cease accruing further interest. However, we remain contractually entitled to this interest and may collect it upon the sale or recapitalization of the portfolio company. For these two investments, we believed it was appropriate to discontinue the accrual of further interest, which increased our loans and debt securities on non-accrual status. In addition, a portion of a portfolio investment totaling $32.6 million at value at September 30, 2005, that was closed in the third quarter of 2005, has been classified as a Grade 3 asset due to the delayed execution of the portfolio company’s business plan.
      Grade 4 and 5 assets include loans, debt securities, and equity securities. We expect that a number of portfolio companies will be in the Grades 4 or 5 categories from time to time. Part of the private equity business is working with troubled portfolio companies to improve their businesses and protect our investment. The number of portfolio companies and related investment amount included in Grade 4 and 5 may fluctuate from period to period. We continue to follow our historical practice of working with such companies in order to recover the maximum amount of our investment.

      Loans and Debt Securities on Non-Accrual Status. At September 30, 2005, and December 31, 2004, loans and debt securities at value not accruing interest for the total investment portfolio were as follows:

	2005	2004
($ in millions)
Loans and debt securities in workout status (classified as Grade 4 or 5)(1)
Private finance
Companies more than 25% owned	$19.0	$34.4
Companies less than 5% owned	17.3	16.5
Commercial real estate finance	12.7	5.6
Loans and debt securities not in workout status
Private finance
Companies more than 25% owned	55.8	29.4
Companies 5% to 25% owned	2.3	0.7
Companies less than 5% owned	77.6	15.8
Commercial real estate finance	8.0	12.5

Total	$192.7	$114.9

Percentage of total portfolio	6.0%	3.8%

(1)	Workout loans and debt securities exclude equity securities that are included in the total Grade 4 and 5 assets above.
     Loans and Debt Securities Over 90 Days Delinquent. Loans and debt securities greater than 90 days delinquent at value at September 30, 2005, and December 31, 2004, were as follows:

	2005	2004

($ in millions)
Private finance	$73.9	$73.5
Commercial real estate finance
CMBS bonds	—	49.0
Commercial mortgage loans	13.2	10.1

Total	$87.1	$132.6

Percentage of total portfolio	2.7%	4.4%
      In general, interest is not accrued on loans and debt securities if we have doubt about interest collection or where the enterprise value of the portfolio company may not support further accrual. In addition, interest may not accrue on loans to portfolio companies that are more than 50% owned by us depending on such company’s capital requirements. To the extent interest payments are received on a loan that is not accruing interest, we may use such payments to reduce our cost basis in the investment in lieu of recognizing interest income. As a result of these and other factors, the amount of the private finance portfolio that is greater than 90 days delinquent or on non-accrual status may vary from period to period. Loans and debt securities on non-accrual status and over 90 days delinquent should not be added together as they are two separate measures of portfolio asset quality. Loans and debt securities that are in both categories (i.e., on non-accrual status and over 90 days delinquent) totaled $67.5 million and $43.9 million at September 30, 2005, and December 31, 2004, respectively.

RESULTS OF OPERATIONS — COMPARISON OF THREE AND NINE MONTHS ENDED SEPTEMBER 30, 2005 AND 2004
      The following table summarizes our operating results for the three and nine months ended September 30, 2005 and 2004.

	For the Three				For the Nine
	Months Ended				Months Ended
	September 30,				September 30,
				Percentage				Percentage
	2005	2004	Change	Change	2005	2004	Change	Change
($ in thousands, except per share amounts)
	(unaudited)				(unaudited)
Interest and Related Portfolio Income
Interest and dividends	$76,353	$85,828	$(9,475)	(11)%	$232,628	$233,540	$(912)	—%
Loan prepayment premiums	2,105	193	1,912	991%	4,635	4,210	425	10%
Fees and other income	16,399	10,842	5,557	51%	38,720	28,378	10,342	36%

Total interest and related portfolio income	94,857	96,863	(2,006)	(2)%	275,983	266,128	9,855	4%

Expenses
Interest	17,735	20,253	(2,518)	(12)%	57,114	57,349	(235)	—%
Employee	13,969	13,896	73	1%	52,302	38,171	14,131	37%
Administrative	15,130	10,169	4,961	49%	58,932	25,072	33,860	135%

Total operating expenses	46,834	44,318	2,516	6%	168,348	120,592	47,756	40%

Net investment income before income taxes	48,023	52,545	(4,522)	(9)%	107,635	145,536	(37,901)	(26)%
Income tax expense (benefit), including excise tax	1,889	(200)	2,089	**	7,482	(744)	8,226	**

Net investment income	46,134	52,745	(6,611)	(13)%	100,153	146,280	(4 6,127)	(32)%

Net Realized and Unrealized Gains (Losses)
Net realized gains (losses)	70,714	1,300	69,414	*	288,495	175,753	112,742	*
Net change in unrealized appreciation or depreciation	(3,680)	31,954	(35,634)	*	156,026	(120,384)	276,410	*

Total net gains	67,034	33,254	33,780	*	444,521	55,369	389,152	*

Net income	$113,168	$85,999	$27,169	32%	$544,674	$201,649	$343 ,025	170%

Diluted earnings per common share	$0.82	$0.66	$0.16	24%	$3.99	$1.53	$2.46	161%

Weighted average common shares outstanding — diluted	138,058	131,192	6,866	5%	136,669	131,487	5,182	4%

*	Net realized gains (losses) and net change in unrealized appreciation or depreciation can fluctuate significantly from period to period. As a result, period to period comparisons may not be meaningful.

**	Percentage change is not meaningful.
     Total Interest and Related Portfolio Income. Total interest and related portfolio income includes interest and dividend income, loan prepayment premiums, and fees and other income.

      Interest and dividend income for the three and nine months ended September 30, 2005 and 2004, was composed of the following:

	For the Three		For the Nine
	Months Ended		Months Ended
	September 30,		September 30,

	2005	2004	2005	2004
($ in millions)
Interest
Private finance loans and debt securities	$67.4	$52.7	$177.2	$141.7
CMBS and CDO portfolio	—	25.2	29.4	70.4
Commercial mortgage loans	1.7	2.7	5.2	7.1
Cash and cash equivalents and other	2.0	0.8	6.1	2.1

Total interest	71.1	81.4	217.9	221.3
Dividends	5.3	4.4	14.7	12.2

Total interest and dividends	$76.4	$85.8	$232.6	$233.5

      The level of interest income, which includes interest paid in cash and in kind, is directly related to the balance of the interest-bearing investment portfolio outstanding during the period multiplied by the weighted average yield. The weighted average yield varies from period to period based on the current stated interest on interest-bearing investments and the amount of loans and debt securities for which interest is not accruing. The interest-bearing investments in the portfolio at value and the weighted average yield on the interest-bearing investments in the portfolio at September 30, 2005 and 2004, were as follows:

	2005	2004
($ in millions)
Interest-bearing portfolio at value	$2,175.9	$2,341.2
Portfolio yield	12.6%	14.2%
      We sold our CMBS and CDO portfolio on May 3, 2005. As a result of this transaction, our interest income for the three and nine months ended September 30, 2005, was reduced due to the loss of interest from the portfolio sold (net of interest income earned on short-term excess cash investments). The CMBS and CDO portfolio sold on May 3, 2005, had a cost basis of $718.1 million and a weighted average yield on the cost basis of the portfolio of approximately 13.8%. Excess cash proceeds from the sale that were not used for the repayment of debt or other general corporate purposes were held in cash and cash equivalents until the cash was reinvested in the portfolio.
      The portfolio yield at September 30, 2005, of 12.6% as compared to the portfolio yield of 14.2% at September 30, 2004, reflects the sale of the CMBS and CDO portfolio on May 3, 2005, as well as the mix of debt investments in the private finance portfolio. See the discussion of the private finance portfolio yield above under the caption “Interim Management’s Discussion and Analysis of Financial Condition and Results of Operations — Portfolio and Investment Activity — Private Finance.”
      Dividend income results from the dividend yield on preferred equity interests, if any, or the declaration of dividends by a portfolio company on preferred or common equity interests. Dividend income will vary from period to period depending upon the timing and amount of dividends that are declared or paid by a portfolio company on preferred or common equity interests. Dividend income included dividends from BLX on the Class B equity interests held by us of $4.0 million and $3.5 million for the three months ended September 30, 2005 and 2004, respectively, and $9.0 million and $8.2 million for the nine months ended September 30, 2005 and 2004, respectively. These dividends for the three and nine months ended September 30, 2005, were paid in cash and these dividends for the three and nine months ended September 30, 2004, were paid through the issuance of additional Class B equity interests.

      Loan prepayment premiums were $2.1 million and $0.2 million for the three months ended September 30, 2005 and 2004, respectively, and $4.6 million and $4.2 million for the nine months ended September 30, 2005 and 2004, respectively. While the scheduled maturities of loans and debt securities generally range from five to ten years, it is not unusual for our borrowers to refinance or pay off their debts to us ahead of schedule. Therefore, we generally structure our loans to require a prepayment premium for the first three to five years of the loan. Accordingly, the amount of prepayment premiums will vary depending on the level of repayments and the age of the loans at the time of repayment.
      Fees and other income primarily include fees related to financial structuring, diligence, transaction services, management and consulting services to portfolio companies, guarantees, and other services. As a business development company, we are required to make significant managerial assistance available to the companies in our investment portfolio. Managerial assistance includes management and consulting services including, but not limited to, corporate finance, information technology, marketing, human resources, personnel and board member recruiting, corporate governance, and risk management.
      Fees and other income for the three and nine months ended September 30, 2005 and 2004, included fees relating to the following:

	For the Three		For the Nine
	Months Ended		Months Ended
	September 30,		September 30,

	2005	2004	2005	2004
($ in millions)
Structuring and diligence	$10.2	$4.3	$19.1	$11.5
Transaction and other services provided to portfolio companies	0.1	0.8	1.7	2.2
Management, consulting and other services provided to portfolio companies and guaranty fees	5.6	5.1	15.5	13.1
Other income	0.5	0.6	2.4	1.6

Total fees and other income	$16.4	$10.8	$38.7	$28.4

      Fees and other income are generally related to specific transactions or services and therefore may vary substantially from period to period depending on the level of investment activity and types of services provided. Loan origination fees that represent yield enhancement on a loan are capitalized and amortized into interest income over the life of the loan.
      Fees and other income for the nine months ended September 30, 2005, included structuring fees from Norwesco, Inc., Triax Holdings, LLC and Meineke Car Care Centers, Inc. totaling $7.1 million, of which $5.1 million were earned in the third quarter of 2005. Fees and other income for the nine months ended September 30, 2004, included structuring fees from Advantage, Financial Pacific Company and Mercury Air Centers, Inc. totaling $6.7 million, of which $2.2 million were earned in the third quarter of 2004.
      Fees and other income related to the CMBS and CDO portfolio were $1.4 million for the three months ended September 30, 2004, and $4.1 million and $3.3 million for the nine months ended September 30, 2005 and 2004, respectively.
      Advantage and BLX were our largest investments at value at September 30, 2005 and 2004, and together represented 22.9% and 17.7%, of our total assets, respectively. Total interest and related portfolio income earned from Advantage and BLX was $9.6 million and $9.9 million, respectively, for the three months ended September 30, 2005, and $7.4 million and $12.2 million, respectively, for the three months ended September 30, 2004. Total interest and related portfolio income earned from Advantage and BLX was $28.2 million and $26.5 million, respectively, for the nine months ended September 30, 2005, and $10.4 million and $35.1 million, respectively, for the nine months ended

September 30, 2004. Total interest and related portfolio income for the nine months ended September 30, 2004, included $2.5 million of income earned from Hillman prior to the sale of our investment on March 31, 2004, as discussed above.
      Operating Expenses. Operating expenses include interest, employee, and administrative expenses. The fluctuations in interest expense during the three and nine months ended September 30, 2005 and 2004, were primarily attributable to changes in the level of our borrowings under various notes payable and debentures and our revolving line of credit. Our borrowing activity and weighted average cost of debt, including fees and closing costs, at and for the three and nine months ended September 30, 2005 and 2004, were as follows:

	At and for the		At and for the
	Three Months		Nine Months
	Ended		Ended
	September 30,		September 30,

	2005	2004	2005	2004
($ in millions)
Total outstanding debt	$968.3	$1,167.7	$968.3	$1,167.7
Average outstanding debt	$980.8	$1,075.3	$1,058.4	$973.5
Weighted average cost(1)	6.8%	6.3%	6.8%	6.3%

(1)	The weighted average annual interest cost is computed as the (a) annual stated interest rate on the debt plus the annual amortization of commitment fees and other facility fees that are recognized into interest expense over the contractual life of the respective borrowings, divided by (b) debt outstanding on the balance sheet date.
     In addition, interest expense includes interest on our obligations to replenish borrowed Treasury securities related to our hedging activities of $0.2 million and $1.9 million for the three months ended September 30, 2005 and 2004, respectively, and $1.3 million and $4.3 million for the nine months ended September 30, 2005 and 2004, respectively.
      Employee expenses for the three and nine months ended September 30, 2005 and 2004, were as follows:

	For the Three		For the Nine
	Months Ended		Months Ended
	September 30,		September 30,

	2005	2004	2005	2004
($ in millions)
Salaries and employee benefits	$11.0	$10.8	$34.5	$28.7
Transition compensation, net	(0.1)	—	5.4	—
Individual performance award (IPA)	1.7	3.2	5.5	10.2
IPA mark to market expense (benefit)	(0.4)	(0.1)	1.5	(0.7)
Individual performance bonus (IPB)	1.8	—	5.4	—

Total employee expense	$14.0	$13.9	$52.3	$38.2

Number of employees at end of period	127	159	127	159
      The change in salaries and employee benefits reflects the effect of wage increases, the change in mix of employees given their area of responsibility and relevant experience level, and the termination of certain employees in our commercial real estate group as discussed below.
      Transition compensation costs were $5.4 million for the nine months ended September 30, 2005, including $3.4 million of costs under retention agreements and $3.1 million of transition services bonuses awarded to certain employees in the commercial real estate group as a result of the sale of the CMBS and CDO portfolio. Transition compensation costs of $5.4 million for the nine months ended September 30, 2005, reflect a reduction for salary reimbursements from CWCapital under the transition services agreement of $1.1 million. See the caption “Interim Management’s Discussion and Analysis of Financial Condition and Results of Operations — Portfolio and Investment Activity — Commercial Real Estate Finance” above for additional information.

      Transition compensation costs for the three months ended September 30, 2005, consisted of $0.4 million of transition services bonuses, $0.2 million of salary reimbursements from CWCapital and a reversal of $0.3 million of costs accrued in the second quarter of 2005 under retention agreements as the condition for payment of this amount was not satisfied. These result in a net reduction to transition compensation costs of $0.1 million for the third quarter of 2005.
      Employee expense, excluding transition compensation, related to the 31 employees in our commercial real estate group who terminated employment in the third quarter of 2005 as a result of the sale of our CMBS and CDO portfolio, was $0.4 million and $1.7 million for the three months ended September 30, 2005 and 2004, respectively, and $4.5 million and $5.2 million for the nine months ended September 30, 2005 and 2004, respectively. While we estimate payroll savings from this head count reduction, we will continue to grow our other investment professional resources as our private equity portfolio grows, which we expect will partially offset these savings.
      The Individual Performance Award (IPA) is a long-term incentive compensation program for certain officers. The IPA, which is generally determined annually at the beginning of each year, is deposited into a deferred compensation trust in four equal installments, generally on a quarterly basis, in the form of cash. The accounts of the trust are consolidated with our accounts. We are required to mark to market the liability of the trust and this adjustment is recorded to the IPA compensation expense. Because the IPA is deferred compensation, the cost of this award is not a current expense for purposes of computing our taxable income. The expense is deferred for tax purposes until distributions are made from the trust.
      As a result of recent changes in regulation by the Jobs Creation Act of 2004 associated with deferred compensation arrangements, as well as an increase in the competitive market for recruiting talent in the private equity industry, the Compensation Committee and the Board of Directors have determined for 2005 that a portion of the IPA should be replaced with an individual performance bonus (IPB). The IPB is distributed in cash to award recipients in equal bi-weekly installments (beginning in February 2005) as long as the recipient remains employed by us.
      The total IPA contributions and IPB payments are currently estimated to be $14.0 million for 2005 before any mark to market adjustment on the IPA. These amounts are subject to change if there is a change in the composition of the pool of award recipients during the year. If a recipient terminates employment during the year, any further cash contribution for the IPA or remaining cash payments under the IPB would be forfeited.
      Administrative expenses include legal and accounting fees, valuation assistance fees, insurance premiums, the cost of leases for our headquarters in Washington, DC, and our regional offices, stock record expenses, directors’ fees, and various other expenses. Administrative expenses for the three and nine months ended September 30, 2005 and 2004, were as follows:

	For the Three		For the Nine
	Months Ended		Months Ended
	September 30,		September 30,

	2005	2004	2005	2004
($ in millions)
Administrative expenses, excluding investigation related costs	$8.2	$8.2	$26.2	$23.1
Investigation related costs	6.9	2.0	32.7	2.0

Total administrative expenses	$15.1	$10.2	$58.9	$25.1

      Administrative expenses have increased significantly in 2005 primarily as a result of requests for information in connection with two government investigations. These expenses remain difficult to predict as a result of ongoing requests for documents and information.

      The remaining increase in administrative expenses for the nine months ended September 30, 2005, over the nine months ended September 30, 2004, was primarily due to increased corporate expenses, including increased expenses related to portfolio development and workout activities of $0.9 million, increased expenses related to accounting fees and valuation assistance fees of $1.1 million, and increased expenses related to evaluating potential new buyout investments of $0.9 million. Administrative expenses, excluding investigation related costs, for the three months ended September 30, 2005, were flat versus the three months ended September 30, 2004.
      Income Tax Expense (Benefit), Including Excise Tax.     Income tax expense (benefit) for the three and nine months ended September 30, 2005 and 2004, were as follows:

	For the Three		For the Nine
	Months Ended		Months Ended
	September 30,		September 30,

	2005	2004	2005	2004
($ in millions)
Income tax expense (benefit)	$0.6	$(0.2)	$2.2	$(0.7)
Excise tax expense	1.3	—	5.3	—

Income tax expense (benefit), including excise tax	$1.9	$(0.2)	$7.5	$(0.7)

      Our wholly owned subsidiary, AC Corp, is a corporation subject to federal and state income taxes and records a benefit or expense for income taxes as appropriate based on its operating results in a given period. In addition, we currently expect that our estimated annual taxable income for 2005 will be in excess of our estimated dividend distributions to shareholders in 2005 from such taxable income, and that such estimated excess taxable income will be distributed in 2006. Therefore, we expect that we will generally be required to pay a 4% excise tax on the excess of 98% of our taxable income for 2005 over the amount of actual distributions for 2005. Accordingly, we accrued an excise tax based upon our current estimate of annual taxable income for 2005.
      Realized Gains and Losses. Net realized gains primarily result from the sale of equity securities associated with certain private finance investments, the sale of CMBS bonds and CDO bonds and preferred shares, and the realization of unamortized discount resulting from the sale and early repayment of private finance loans and commercial mortgage loans, offset by losses on investments. Net realized gains for the three and nine months ended September 30, 2005 and 2004, were as follows:

	For the Three		For the Nine
	Months Ended		Months Ended
	September 30,		September 30,

	2005	2004	2005	2004
($ in millions)
Realized gains	$79.8	$37.6	$339.2	$241.6
Realized losses	(9.1)	(36.3)	(50.7)	(65.8)

Net realized gains	$70.7	$1.3	$288.5	$175.8

      When we exit an investment and realize a gain or loss, we make an accounting entry to reverse any unrealized appreciation or depreciation, respectively, we had previously recorded to reflect the appreciated or depreciated value of the investment. For the three and nine months ended

September 30, 2005 and 2004, we reversed previously recorded unrealized appreciation or depreciation when gains or losses were realized as follows:

	For the Three		For the Nine
	Months Ended		Months Ended
	September 30,		September 30,

($ in millions)	2005	2004	2005(1)	2004

Reversal of previously recorded net unrealized appreciation associated with realized gains	$(80.5)	$(20.6)	$(107.0)	$(189.0)
Reversal of previously recorded net unrealized depreciation associated with realized losses	7.4	37.6	49.3	67.2

Total reversal	$(73.1)	$17.0	$(57.7)	$(121.8)

(1)	Includes the reversal of net unrealized appreciation of $6.5 million on the CMBS and CDO assets sold and the related hedges. The net unrealized appreciation recorded on these assets prior to their sale was determined on an individual security-by-security basis. The net gain realized upon the sale of $227.7 million reflects the total value received for the portfolio as a whole.
     Realized gains for the three months ended September 30, 2005, primarily resulted from transactions involving three private finance portfolio companies — Housecall Medical Resources, Inc. ($52.0 million), Fairchild Industrial Products Company ($16.2 million), and Apogen Technologies, Inc. ($9.0 million) and one transaction involving a commercial real estate investment ($1.6 million).
      Realized gains for the three months ended September 30, 2004, primarily resulted from transactions involving five private finance portfolio companies — Professional Paint, Inc. ($13.7 million), Impact Innovations Group, LLC ($9.4 million), United Pet Group, Inc. ($3.7 million), Housecall Medical Resources, Inc. ($2.6 million) and Matrics, Inc. ($2.1 million) and one transaction involving a commercial mortgage loan ($1.8 million).
      Realized gains for the nine months ended September 30, 2005, primarily resulted from the sale of our CMBS and CDO assets, as discussed above under the caption “Commercial Real Estate Finance,” ($227.7 million, net of a realized loss of $0.7 million from related hedges), transactions involving 12 private finance portfolio companies — Housecall Medical Resources, Inc. ($52.0 million), Fairchild Industrial Products Company ($16.2 million), Apogen Technologies Inc. ($9.0 million), Polaris Pool Systems, Inc. ($7.4 million), MasterPlan, Inc. ($3.7 million), U.S. Security Holdings, Inc. ($3.3 million), Ginsey Industries, Inc. ($2.8 million), E-Talk Corporation ($1.6 million), Professional Paint, Inc. ($1.0 million), Oriental Trading Company, Inc. ($1.0 million), Woodstream Corporation ($0.9 million), and DCS Business Services, Inc. ($0.7 million), and two transactions involving commercial real estate investments ($7.9 million).
      Realized gains for the nine months ended September 30, 2004, primarily resulted from transactions involving 11 private finance portfolio companies — The Hillman Companies, Inc. ($150.2 million), CorrFlex Graphics, LLC ($25.6 million), Professional Paint, Inc. ($13.7 million), Impact Innovations Group, LLC ($9.4 million), The Hartz Mountain Corporation ($8.2 million), Housecall Medical Resources, Inc. ($7.2 million), International Fiber Corporation ($5.2 million), CBA-Mezzanine Capital Finance, LLC ($3.9 million), United Pet Group, Inc. ($3.7 million), Matrics, Inc. ($2.1 million), and SmartMail, LLC ($2.1 million) and one transaction involving a commercial mortgage loan ($1.8 million).

      Realized losses for the three months ended September 30, 2005, primarily resulted from transactions involving two private finance portfolio companies — HealthASPex, Inc. ($3.5 million) and MortgageRamp, Inc. ($3.5 million).
      Realized losses for the three months ended September 30, 2004, primarily resulted from transactions involving two private finance portfolio companies — The Color Factory, Inc. ($24.5 million) and Prosperco Finanz Holding AG ($7.5 million), and one transaction involving a commercial mortgage loan ($1.0 million).
      Realized losses for the nine months ended September 30, 2005, primarily resulted from five transactions involving private finance portfolio companies — Norstan Apparel Shops, Inc. ($18.5 million), E-Talk Corporation ($9.0 million), Garden Ridge Corporation ($7.1 million), HealthASPex, Inc. ($3.5 million), and MortgageRamp, Inc. ($3.5 million), and three transactions involving commercial mortgage loans ($4.5 million).
      Realized losses for the nine months ended September 30, 2004, primarily resulted from transactions involving six private finance portfolio companies — The Color Factory, Inc. ($24.5 million), Executive Greetings, Inc. ($19.3 million), Prosperco Finanz Holding AG ($7.5 million), Logic Bay Corporation ($5.0 million), Sure-Tel, Inc. ($2.3 million), and Startec Global Communications Corporation ($1.1 million), and two transactions involving commercial mortgage loans ($2.0 million).
      Change in Unrealized Appreciation or Depreciation. We determine the value of each investment in our portfolio on a quarterly basis, and changes in value result in unrealized appreciation or depreciation being recognized in our statement of operations. Value, as defined in Section 2(a)(41) of the Investment Company Act of 1940, is (i) the market price for those securities for which a market quotation is readily available and (ii) for all other securities and assets, fair value is as determined in good faith by the Board of Directors. Since there is typically no readily available market value for the investments in our portfolio, we value substantially all of our portfolio investments at fair value as determined in good faith by the Board of Directors pursuant to our valuation policy and a consistently applied valuation process. At September 30, 2005, portfolio investments recorded at fair value were approximately 93% of our total assets. Because of the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments determined in good faith by the Board of Directors may differ significantly from the values that would have been used had a ready market existed for the investments, and the differences could be material.
      There is no single standard for determining fair value in good faith. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment while employing a consistently applied valuation process for the types of investments we make. Unlike banks, we are not permitted to provide a general reserve for anticipated loan losses. Instead, we are required to specifically value each individual investment on a quarterly basis. We will record unrealized depreciation on investments when we believe that an investment has become impaired, including where collection of a loan or realization of an equity security is doubtful, or when the enterprise value of the portfolio company does not currently support the cost of our debt or equity investment. Enterprise value means the entire value of the company to a potential buyer, including the sum of the values of debt and equity securities used to capitalize the enterprise at a point in time. We will record unrealized appreciation if we believe that the underlying portfolio company has appreciated in value and/or our equity security has also appreciated in value. Changes in fair value are recorded in the statement of operations as net change in unrealized appreciation or depreciation.

      As a business development company, we have invested in illiquid securities including debt and equity securities of companies. The structure of each private finance debt and equity security is specifically negotiated to enable us to protect our investment and maximize our returns. We include many terms governing interest rate, repayment terms, prepayment penalties, financial covenants, operating covenants, ownership parameters, dilution parameters, liquidation preferences, voting rights, and put or call rights. Our investments are generally subject to restrictions on resale and generally have no established trading market. Because of the type of investments that we make and the nature of our business, our valuation process requires an analysis of various factors. Our fair value methodology includes the examination of, among other things, the underlying investment performance, financial condition, and market changing events that impact valuation.
      Valuation Methodology. Our process for determining the fair value of an investment begins with determining the enterprise value of the portfolio company. The fair value of our investment is based on the enterprise value at which the portfolio company could be sold in an orderly disposition over a reasonable period of time between willing parties other than in a forced or liquidation sale. The liquidity event whereby we exit a private finance investment is generally the sale, the recapitalization or, in some cases, the initial public offering of the portfolio company.
      There is no one methodology to determine enterprise value and, in fact, for any one portfolio company, enterprise value is best expressed as a range of fair values, from which we derive a single estimate of enterprise value. To determine the enterprise value of a portfolio company, we analyze its historical and projected financial results. We generally require portfolio companies to provide annual audited and quarterly unaudited financial statements, as well as annual projections for the upcoming fiscal year. Typically in the private equity business, companies are bought and sold based on multiples of EBITDA, cash flow, net income, revenues or, in limited instances, book value. The private equity industry uses financial measures such as EBITDA or EBITDAM (Earnings Before Interest, Taxes, Depreciation, Amortization and, in some instances, Management fees) in order to assess a portfolio company’s financial performance and to value a portfolio company. EBITDA and EBITDAM are not intended to represent cash flow from operations as defined by U.S. generally accepted accounting principles and such information should not be considered as an alternative to net income, cash flow from operations, or any other measure of performance prescribed by U.S. generally accepted accounting principles. When using EBITDA to determine enterprise value, we may adjust EBITDA for non-recurring items. Such adjustments are intended to normalize EBITDA to reflect the portfolio company’s earnings power. Adjustments to EBITDA may include compensation to previous owners, acquisition, recapitalization, or restructuring related items or one-time non-recurring income or expense items.
      In determining a multiple to use for valuation purposes, we generally look to private merger and acquisition statistics, discounted public trading multiples or industry practices. In estimating a reasonable multiple, we consider not only the fact that our portfolio company may be a private company relative to a peer group of public comparables, but we also consider the size and scope of our portfolio company and its specific strengths and weaknesses. In some cases, the best valuation methodology may be a discounted cash flow analysis based on future projections. If a portfolio company is distressed, a liquidation analysis may provide the best indication of enterprise value.
      If there is adequate enterprise value to support the repayment of our debt, the fair value of our loan or debt security normally corresponds to cost unless the borrower’s condition or other factors lead to a determination of fair value at a different amount. The fair value of equity interests in portfolio companies is determined based on various factors, including the enterprise value remaining for equity holders after the repayment of the portfolio company’s debt and other preference capital, and other pertinent factors such as recent offers to purchase a portfolio company, recent transactions involving the purchase or sale of the portfolio company’s equity securities, liquidation events, or other events. The determined equity values are generally discounted when we have a minority position, restrictions on resale, specific concerns about the receptivity of the capital markets to a specific company at a certain time, or other factors.
      As a participant in the private equity business, we invest primarily in private middle market companies for which there is generally no publicly available information. Because of the private nature of these businesses, there is a need to maintain the confidentiality of the financial and other information that we have for the private companies in our portfolio. We believe that maintaining this confidence is important, as disclosure of such information could disadvantage our portfolio companies and could put us at a disadvantage in attracting new investments. Therefore, we do not intend to disclose financial or other information about our portfolio companies, unless required, because we believe doing so may put them at an economic or competitive disadvantage, regardless of our level of ownership or control.
      Because of the lack of publicly available information about our private portfolio companies, we will continue to work with third-party consultants to obtain assistance in determining fair value for a portion of the private finance portfolio each quarter. We work with these consultants to obtain assistance as additional support in the preparation of our internal valuation analysis for a portion of the portfolio each quarter. In addition, we may receive third-party assessments of a particular private finance portfolio company’s value in the ordinary course of business, most often in the context of a prospective sale transaction or in the context of a bankruptcy process. The valuation analysis prepared by management using these third-party valuation resources, when applicable, is submitted to our Board of Directors for its determination of fair value of the portfolio in good faith.
      For the quarter ended September 30, 2005, Duff & Phelps assisted us by reviewing our valuations of 88 portfolio companies, including BLX. (During the third quarter of 2005, S&P Corporate Value Consulting merged with Duff & Phelps, LLC (Duff & Phelps), a financial advisory and investment banking firm. The merged company operates under the name of Duff & Phelps.) Additionally, Houlihan Lokey Howard and Zukin (Houlihan Lokey) assisted us by reviewing our valuations of Advantage and two other portfolio companies where we have a control position. For the remainder of 2005, we intend to continue to obtain valuation assistance from Duff & Phelps, Houlihan Lokey and possibly other third parties. We currently anticipate that we will generally obtain assistance for all companies in the portfolio where we own more than 50% of the outstanding voting equity securities for the remainder of 2005 and that we will generally obtain assistance for companies where we own equal to or less than 50% of the outstanding voting equity securities at least once during the course of the year. Valuation assistance may or may not be obtained for new companies that enter the portfolio after June 30 of any calendar year during that year or for investments with a cost or value less than $250,000. We estimate that professional fees for valuation assistance for all of 2005, including the expense incurred in the first, second and third quarters, will be approximately $1.5 million.

      Net Change in Unrealized Appreciation or Depreciation. For the portfolio, net change in unrealized appreciation or depreciation for the three and nine months ended September 30, 2005 and 2004, consisted of the following:

	For the Three		For the Nine
	Months Ended		Months Ended
	September 30,		September 30,

	2005(1)	2004(1)	2005(1)	2004(1)
($ in millions)
Net unrealized appreciation or depreciation	$69.4	$15.0	$213.7	$1.4
Reversal of previously recorded unrealized appreciation associated with realized gains	(80.5)	(20.6)	(107.0)	(189.0)
Reversal of previously recorded unrealized depreciation associated with realized losses	7.4	37.6	49.3	67.2

Net change in unrealized appreciation or depreciation	$(3.7)	$32.0	$156.0	$(120.4)

(1)	The net change in unrealized appreciation or depreciation can fluctuate significantly from period to period. As a result, quarterly comparisons may not be meaningful.
     At September 30, 2005, our two largest investments were in Advantage and BLX. The following is a summary of the methodology that we used to determine the fair value of these investments.
      Advantage Sales & Marketing, Inc. At September 30, 2005, we determined the enterprise value of Advantage by using its projected normalized 2005 EBITDA times a multiple. The enterprise value of Advantage has increased since our acquisition of the company in June 2004 primarily as a result of the integration of the acquired companies and the growth in the company’s earnings. Earnings growth primarily resulted from the realization of integration related cost savings. Using the enterprise value at September 30, 2005, we determined the value of our investments in Advantage to be $435.4 million, which resulted in unrealized appreciation on our investment of $177.7 million at September 30, 2005. This is an increase in unrealized appreciation in the third quarter of 2005 of $33.6 million and an increase in unrealized appreciation of $153.5 million for the nine months ended September 30, 2005. There was no change in unrealized appreciation or depreciation related to our investment in Advantage during the three or nine months ended September 30, 2004. Houlihan Lokey and Duff & Phelps assisted us by reviewing our valuation of our investment in Advantage at September 30, 2005. Duff & Phelps also assisted us by reviewing our valuation of our investment in Advantage at December 31, 2004.
      Business Loan Express, LLC. To determine the value of our investment in BLX at September 30, 2005, we performed four separate valuation analyses to determine a range of values: (1) analysis of comparable public company trading multiples, (2) analysis of BLX’s value assuming an initial public offering, (3) analysis of merger and acquisition transactions for financial services companies, and (4) a discounted dividend analysis. We received valuation assistance from Duff & Phelps for our investment in BLX at September 30, 2005, and December 31, 2004.
      With respect to the analysis of comparable public company trading multiples and the analysis of BLX’s value assuming an initial public offering, we compute a median trailing and forward price earnings multiple to apply to BLX’s pro-forma net income adjusted for certain capital structure changes that we believe would likely occur should the company be sold. Each quarter we evaluate which public commercial finance companies should be included in the comparable group. The comparable group at September 30, 2005, was made up of CapitalSource, Inc., CIT Group, Inc., Financial Federal Corporation, GATX Corporation, and Marlin Business Services Corporation, which is consistent with the comparable group at December 31, 2004.

      Our investment in BLX at September 30, 2005, was valued at $356.3 million. This fair value was within the range of values determined by the four valuation analyses. Unrealized appreciation on our investment was $70.7 million at September 30, 2005. This is an increase in unrealized appreciation for the three months ended September 30, 2005, of $14.6 million and a net increase in unrealized appreciation for the nine months ended September 30, 2005, of $15.9 million. Net change in unrealized appreciation or depreciation included a net increase in unrealized appreciation on the Company’s investment in BLX of $3.1 million and a net decrease in unrealized appreciation of $6.2 million for the three and nine months ended September 30, 2004, respectively.
      Per Share Amounts. All per share amounts included in the Management’s Discussion and Analysis of Financial Condition and Results of Operations section have been computed using the weighted average common shares used to compute diluted earnings per share, which were 138.1 million and 131.2 million for the three months ended September 30, 2005 and 2004, respectively, and 136.7 million and 131.5 million for the nine months ended September 30, 2005 and 2004, respectively.
OTHER MATTERS
      Regulated Investment Company Status. We have elected to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986. As long as we qualify as a regulated investment company, we are not taxed on our investment company taxable income or realized net capital gains, to the extent that such taxable income or gains are distributed, or deemed to be distributed, to shareholders on a timely basis.
      Taxable income generally differs from net income for financial reporting purposes due to temporary and permanent differences in the recognition of income and expenses, and generally excludes net unrealized appreciation or depreciation, as gains or losses are not included in taxable income until they are realized. In addition, gains realized for financial reporting purposes may differ from gains included in taxable income as a result of our election to recognize gains using installment sale treatment, which results in the deferment of gains for tax purposes until notes received as consideration from the sale of investments are collected in cash.
      Dividends declared and paid by us in a year generally differ from taxable income for that year as such dividends may include the distribution of current year taxable income, the distribution of prior year taxable income carried over into and distributed in the current year, or returns of capital. We are generally required to distribute 98% of our taxable income during the year the income is earned to avoid paying an excise tax. If this requirement is not met, the Internal Revenue Code imposes a nondeductible excise tax equal to 4% of the amount by which 98% of the current year’s taxable income exceeds the distribution for the year. The taxable income on which an excise tax is paid is generally carried over and distributed to shareholders in the next tax year. Depending on the level of taxable income earned in a tax year, we may choose to carry over taxable income in excess of current year distributions into the next tax year and pay a 4% excise tax on such income, as required. See “Interim Management’s Discussion and Analysis of Financial Condition and Results of Operations — Financial Condition, Liquidity and Capital Resources” below.
      In order to maintain our status as a regulated investment company, we must, in general, (1) continue to qualify as a business development company; (2) derive at least 90% of our gross income from dividends, interest, gains from the sale of securities and other specified types of income; (3) meet asset diversification requirements as defined in the Internal Revenue Code; and (4) timely distribute to shareholders at least 90% of our annual investment company taxable income as defined in the Internal Revenue Code. We intend to take all steps necessary to continue to qualify as a regulated investment company. However, there can be no assurance that we will continue to qualify for such treatment in future years.
      Legal Proceedings. On June 23, 2004, we were notified by the SEC that they are conducting an informal investigation of us. On December 22, 2004, we received letters from the U.S. Attorney for the District of Columbia requesting the preservation and production of information regarding us and Business Loan Express, LLC in connection with a criminal investigation. Based on the information available to us at this time, the inquiries appear to primarily pertain to matters related to portfolio valuation and our portfolio company, Business Loan Express, LLC. To date, we have produced materials in response to requests from both the SEC and the U.S. Attorney’s office, and certain current and former employees have provided testimony and have been interviewed by the staff of the SEC and the U.S. Attorney’s Office. We are voluntarily cooperating with these investigations.
      In addition to the above matters, we are party to certain lawsuits in the normal course of business.
      While the outcome of these legal proceedings and other matters cannot at this time be predicted with certainty, we do not expect that the outcome of these matters will have a material effect upon our financial condition or results of operations.
FINANCIAL CONDITION, LIQUIDITY AND CAPITAL RESOURCES
      Our portfolio has historically generated cash flow from which we pay dividends to shareholders and fund new investment activity. Cash generated from the portfolio includes cash flow from net investment income and net realized gains and principal collections related to investment repayments or sales. Cash flow provided by our operating activities before new investment activity for the nine months ended September 30, 2005 and 2004, was as follows:

($ in millions)	2005	2004

Net cash provided by (used in) operating activities	$385.5	$(189.1)
Add: portfolio investments funded	1,320.6	1,057.1

Total cash provided by operating activities before new investments	$1,706.1	$868.0

      From the cash provided by operating activities before new investments, we make new portfolio investments, fund our operating activities, and pay dividends to shareholders. We also raise new debt and equity capital from time to time in order to fund our investments and operations.
      We invest otherwise uninvested cash in U.S. government- or agency-issued or guaranteed securities that are backed by the full faith and credit of the United States, or in high quality, short-term repurchase agreements fully collateralized by such securities. We place our cash with financial institutions and, at times, cash held in checking accounts in financial institutions may be in excess of the Federal Deposit Insurance Corporation insured limit.
      Dividends to common shareholders for the nine months ended September 30, 2005 and 2004, were $231.2 million and $220.8 million, respectively, or $1.72 per common share for the nine months ended September 30, 2005, and $1.71 per common share for the nine months ended September 30, 2004. An extra cash dividend of $0.02 per common share was declared during 2004 and was paid to shareholders on January 28, 2005.
      Dividends are generally determined based upon an estimate of annual taxable income, which includes our taxable interest, dividend and fee income, as well as taxable net capital gains. As discussed above, taxable income generally differs from net income for financial reporting purposes due to temporary and permanent differences in the recognition of income and expenses, and generally excludes net unrealized appreciation or depreciation, as gains or losses are not included in taxable income until they are realized. Taxable income includes non-cash income, such as changes in accrued and reinvested interest and dividends and the amortization of discounts and fees. Cash collections of income resulting from contractual payment-in-kind interest or the amortization of discounts and fees generally occur upon the repayment of the loans or debt securities that include such items. Non-cash taxable income is reduced by non-cash expenses, such as realized losses and depreciation and amortization expense.
      Our Board of Directors reviews the dividend rate quarterly, and may adjust the quarterly dividend throughout the year. Dividends are declared based upon our estimate of annual taxable income available for distribution to shareholders. Our goal is to declare what we believe to be sustainable increases in our regular quarterly dividends. To the extent that we earn annual taxable income in excess of dividends paid for the year, we may carry over the excess taxable income into the next year and such excess income will be available for distribution in the next year as permitted under the Internal Revenue Code of 1986. Excess taxable income carried over and paid out in the next year may be subject to a 4% excise tax (see “Interim Management’s Discussion and Analysis of Financial Condition and Results of Operations — Other Matters — Regulated Investment Company Status” above). We believe that carrying over excess taxable income into future periods may provide increased visibility with respect to taxable earnings available to pay the regular quarterly dividend.
      We currently expect that our estimated annual taxable income for 2005 will be in excess of our estimated dividend distributions to shareholders in 2005 from such taxable income, and, therefore, we expect to carry over excess taxable income for distribution to shareholders in 2006. Accordingly, for the nine months ended September 30, 2005, we have accrued an excise tax of $5.3 million. Excise taxes are accrued based upon estimated excess taxable income as estimated taxable income is earned, therefore, the excise tax accrued to date in 2005 may be adjusted as appropriate in the remainder of 2005 to reflect changes in our estimate of the carry over amount and additional excise tax may be accrued during the remainder of 2005 as additional excess taxable income is earned, if any. Our ability to earn the estimated annual taxable income for 2005 depends on many factors, including our ability to make new investments at attractive yields, the level of repayments in the portfolio, the realization of gains or losses from portfolio exits, and the level of operating expense incurred to operate our business. See “Interim Management’s Discussion and Analysis of Financial Condition and Results of Operations” in this prospectus supplement and “Risk Factors” in the accompanying prospectus.
      Because we are a regulated investment company, we distribute our taxable income and, therefore, from time to time we will raise new debt or equity capital in order to fund our investments and operations.

      At September 30, 2005, and December 31, 2004, our total cash and cash equivalents, total assets, total debt outstanding, total shareholders’ equity, debt to equity ratio and asset coverage for senior indebtedness were as follows:

($ in millions)	2005	2004

Total cash and cash equivalents	$58.1	$57.2
Total assets	$3,446.5	$3,261.0
Total debt outstanding	$968.3	$1,176.6
Total shareholders’ equity	$2,367.0	$1,979.8
Debt to equity ratio	0.41	0.59
Asset coverage ratio(1)	352%	280%

(1)	As a business development company, we are generally required to maintain a minimum ratio of 200% of total assets to total borrowings.
     We currently target a debt to equity ratio ranging between 0.50:1.00 to 0.70:1.00 because we believe that it is prudent to operate with a larger equity capital base and less leverage. As of September 30, 2005, we had no outstanding borrowings on our revolving line of credit. Our debt to equity ratio of 0.41:1.00 at September 30, 2005, was below our target range.
      We did not sell new equity during the nine months ended September 30, 2005 or 2004. For the year ended December 31, 2004, we sold equity of $73.5 million. Shareholders’ equity increased by $66.6 million, $47.1 million and $51.3 million through the exercise of employee options, the collection of notes receivable from the sale of common stock, and the issuance of shares through our dividend reinvestment plan for the nine months ended September 30, 2005 and 2004, and the year ended December 31, 2004, respectively.
      We employ an asset-liability management strategy that focuses on matching the estimated maturities of our loan and investment portfolio to the estimated maturities of our borrowings. We use our revolving line of credit facility as a means to bridge to long-term financing in the form of debt or equity capital, which may or may not result in temporary differences in the matching of estimated maturities. Availability on the revolving line of credit, net of amounts committed for standby letters of credit issued under the line of credit facility, was $683.9 million on September 30, 2005. We evaluate our interest rate exposure on an ongoing basis. Generally, we seek to fund our primarily fixed-rate investment portfolio with fixed-rate debt or equity capital. To the extent deemed necessary, we may hedge variable and short-term interest rate exposure through interest rate swaps or other techniques.

      At September 30, 2005, we had outstanding debt as follows:

			Annual
	Facility	Amount	Interest
	Amount	Outstanding	Cost(1)
($ in millions)
Notes payable and debentures:
Unsecured notes payable	$939.8	$939.8	6.5%
SBA debentures	28.5	28.5	7.5%

Total notes payable and debentures	968.3	968.3	6.5%
Revolving line of credit	722.5	—	—	(2)

Total debt	$1,690.8	$968.3	6.8	%(2)

(1)	The weighted average annual interest cost is computed as the (a) annual stated interest on the debt plus the annual amortization of commitment fees and other facility fees that are recognized into interest expense over the contractual life of the respective borrowings, divided by (b) debt outstanding on the balance sheet date.

(2)	There were no amounts drawn on the revolving line of credit at September 30, 2005. The annual interest cost for total debt includes the annual cost of commitment fees and other facility fees on the revolving line of credit regardless of the amount outstanding on the facility as of the balance sheet date. The annual cost of commitment fees and other facility fees was $2.6 million at September 30, 2005.
     Unsecured Notes Payable. We have issued long-term debt to institutional lenders, primarily insurance companies. The notes have five- or seven-year maturities, with maturity dates beginning in 2005 and generally have fixed rates of interest. The notes generally require payment of interest only semi-annually, and all principal is due upon maturity. During the second quarter of 2005, we repaid $40.0 million of the unsecured notes payable.
      On October 13, 2005, we issued $261.0 million of five-year and $89.0 million of seven-year unsecured long-term notes, primarily to insurance companies. The five-and seven-year notes have fixed interest rates of 6.2% and 6.3%, respectively, and have substantially the same terms are our existing unsecured long-term notes. We used a portion of the proceeds from the new long-term note issuance to repay $125.0 million of our existing unsecured long-term notes that matured on October 15, 2005, and had an annual weighted average interest cost of 8.3%.
      On March 25, 2004, we issued five-year unsecured long-term notes denominated in Euros and Sterling for a total U.S. dollar equivalent of $15.2 million. The notes have fixed interest rates and have substantially the same terms as our existing unsecured long-term notes. Simultaneous with issuing the notes, we entered into a cross currency swap with a financial institution which fixed our interest and principal payments in U.S. dollars for the life of the debt.
      Small Business Administration Debentures. Through our small business investment company subsidiary, we have debentures payable to the Small Business Administration with contractual maturities of ten years. The notes require payment of interest only semi-annually, and all principal is due upon maturity. During the first and third quarters of 2005, we repaid $31.0 million and $18.0 million, respectively, of this outstanding debt. Under the small business investment company program, we may borrow up to $119.0 million from the Small Business Administration. We had a commitment from the Small Business Administration to borrow up to an additional $7.3 million above the current amount outstanding that expired on September 30, 2005.
      Revolving Line of Credit. On September 30, 2005, we entered into an unsecured revolving line of credit with a committed amount of $722.5 million. The revolving line of credit replaces our previous revolving line of credit and expires on September 30, 2008. On November 4, 2005, we expanded the committed amount under the revolving line of credit facility by $50.0 million, which brings the total committed amount to $772.5 million. The revolving line of credit may be expanded through new or additional commitments up to $922.5 million at our option. The revolving line of credit generally bears interest at a rate equal to (i) LIBOR (for the period we select) plus 1.30% or

(ii) the higher of the Federal Funds rate plus 0.50% or the Bank of America N.A. prime rate. The revolving line of credit requires the payment of an annual commitment fee equal to 0.20% of the committed amount. The revolving line of credit generally requires payments of interest at the end of each LIBOR interest period, but no less frequently than quarterly, on LIBOR based loans and monthly payments of interest on other loans. All principal is due upon maturity.
      There were no outstanding borrowings on the unsecured revolving line of credit at September 30, 2005. The amount available under the line at September 30, 2005, was $683.9 million, net of amounts committed for standby letters of credit of $38.6 million. Net repayments under the previous revolving line of credit for the nine months ended September 30, 2005, were $112.0 million.
      We have various financial and operating covenants required by the revolving line of credit and notes payable and debentures. These covenants require us to maintain certain financial ratios, including debt to equity and interest coverage, and a minimum net worth. Our credit facilities limit our ability to declare dividends if we default under certain provisions. As of September 30, 2005, we were in compliance with these covenants.
      The following table shows our significant contractual obligations for the repayment of debt and payment of other contractual obligations as of September 30, 2005.

		Payments Due By Year

							After
	Total	2005	2006	2007	2008	2009	2009
($ in millions)
Notes payable and debentures:
Unsecured long-term notes payable	$939.8	$125.0	$175.0	$—	$153.0	$267.3	$219.5
SBA debentures	28.5	—	—	—	—	—	28.5
Revolving line of credit(1)	—	—	—	—	—	—	—
Operating leases	30.2	1.2	4.5	4.4	4.5	4.6	11.0

Total contractual obligations	$998.5	$126.2	$179.5	$4.4	$157.5	$271.9	$259.0

(1)	At September 30, 2005, $683.9 million remained unused and available, net of amounts committed for standby letters of credit of $38.6 million issued under the credit facility.
     The following table shows our contractual commitments that may have the effect of creating, increasing, or accelerating our liabilities as of September 30, 2005.

		Amount of Commitment Expiration Per Year

							After
	Total	2005	2006	2007	2008	2009	2009
($ in millions)
Guarantees	$145.3	$0.1	$1.0	$136.2	$—	$2.5	$5.5
Standby letters of credit(1)	38.6	—	—	—	38.6	—	—

Total commitments	$183.9	$0.1	$1.0	$136.2	$38.6	$2.5	$5.5

(1)	Standby letters of credit are issued under our revolving line of credit that expires in September 2008. Therefore, unless a standby letter of credit is set to expire at an earlier date, we have assumed that the standby letters of credit will expire contemporaneously with the expiration of our line of credit in September 2008.
     In addition, we had outstanding commitments to fund investments totaling $395.4 million at September 30, 2005. We intend to fund these commitments and prospective investment opportunities with existing cash, through cash flow from operations before new investments, through borrowings under our line of credit or other long-term debt agreements, or through the sale or issuance of new equity capital.

CRITICAL ACCOUNTING POLICIES
      The consolidated financial statements are based on the selection and application of critical accounting policies, which require management to make significant estimates and assumptions. Critical accounting policies are those that are both important to the presentation of our financial condition and results of operations and require management’s most difficult, complex, or subjective judgments. Our critical accounting policies are those applicable to the valuation of investments and certain revenue recognition matters as discussed below.
        Valuation of Portfolio Investments. As a business development company, we invest in illiquid securities including debt and equity securities of companies. Our investments are generally subject to restrictions on resale and generally have no established trading market. We value substantially all of our investments at fair value as determined in good faith by the Board of Directors in accordance with our valuation policy. We determine fair value to be the amount for which an investment could be exchanged in an orderly disposition over a reasonable period of time between willing parties other than in a forced or liquidation sale. Our valuation policy considers the fact that no ready market exists for substantially all of the securities in which we invest. Our valuation policy is intended to provide a consistent basis for determining the fair value of the portfolio. We will record unrealized depreciation on investments when we believe that an investment has become impaired, including where collection of a loan or realization of an equity security is doubtful, or when the enterprise value of the portfolio company does not currently support the cost of our debt or equity investments. Enterprise value means the entire value of the company to a potential buyer, including the sum of the values of debt and equity securities used to capitalize the enterprise at a point in time. We will record unrealized appreciation if we believe that the underlying portfolio company has appreciated in value and/ or our equity security has also appreciated in value. The value of investments in publicly traded securities is determined using quoted market prices discounted for restrictions on resale, if any.
        Loans and Debt Securities. For loans and debt securities, fair value generally approximates cost unless the borrower’s enterprise value, overall financial condition or other factors lead to a determination of fair value at a different amount.
      When we receive nominal cost warrants or free equity securities (“nominal cost equity”), we allocate our cost basis in our investment between debt securities and nominal cost equity at the time of origination. At that time, the original issue discount basis of the nominal cost equity is recorded by increasing the cost basis in the equity and decreasing the cost basis in the related debt securities.
      Interest income is recorded on an accrual basis to the extent that such amounts are expected to be collected. For loans and debt securities with contractual payment-in-kind interest, which represents contractual interest accrued and added to the loan balance that generally becomes due at maturity, we will not accrue payment-in-kind interest if the portfolio company valuation indicates that the payment-in-kind interest is not collectible. In general, interest is not accrued on loans and debt securities if we have doubt about interest collection or where the enterprise value of the portfolio company may not support further accrual. Loans in workout status that are classified as Grade 4 or 5 assets under our internal grading system do not accrue interest. In addition, interest may not accrue on loans or debt securities to portfolio companies that are more than 50% owned by us depending on such company’s capital requirements. Loan origination fees, original issue discount, and market discount are capitalized and then amortized into interest income using the effective interest method. Upon the prepayment of a loan or debt security, any unamortized loan origination fees are recorded as interest income and any unamortized original issue discount or market discount is recorded as a realized gain. Prepayment premiums are recorded on loans and debt securities when received.

        Equity Securities. Our equity securities in portfolio companies for which there is no liquid public market are valued at fair value based on the enterprise value of the portfolio company, which is determined using various factors, including cash flow from operations of the portfolio company and other pertinent factors, such as recent offers to purchase a portfolio company, recent transactions involving the purchase or sale of the portfolio company’s equity securities, liquidation events, or other events. The determined equity values are generally discounted to account for restrictions on resale or minority ownership positions.
      The value of our equity securities in public companies for which market quotations are readily available is based on the closing public market price on the balance sheet date. Securities that carry certain restrictions on sale are typically valued at a discount from the public market value of the security.
      Dividend income on preferred equity securities is recorded as dividend income on an accrual basis to the extent that such amounts are expected to be collected and to the extent that we have the option to receive the dividend in cash. Dividend income on common equity securities is recorded on the record date for private companies or on the ex-dividend date for publicly traded companies.
      Net Realized Gains or Losses and Net Change in Unrealized Appreciation or Depreciation. Realized gains or losses are measured by the difference between the net proceeds from the repayment or sale and the cost basis of the investment without regard to unrealized appreciation or depreciation previously recognized, and include investments charged off during the year, net of recoveries. Net change in unrealized appreciation or depreciation reflects the change in portfolio investment values during the reporting period, including the reversal of previously recorded unrealized appreciation or depreciation when gains or losses are realized.
      Fee Income. Fee income includes fees for guarantees and services rendered by us to portfolio companies and other third parties such as diligence, structuring, transaction services, management and consulting services, and other services. Guaranty fees are generally recognized as income over the related period of the guaranty. Diligence, structuring, and transaction services fees are generally recognized as income when services are rendered or when the related transactions are completed. Management, consulting and other services fees are generally recognized as income as the services are rendered.

INTERIM CONSOLIDATED FINANCIAL STATEMENTS
ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEET

	September 30,	December 31,
	2005	2004

(in thousands, except per share amounts)	(unaudited)
ASSETS
Portfolio at value:
Private finance
Companies more than 25% owned (cost: 2005-$1,510,082; 2004-$1,389,342)	$1,612,914	$1,359,641
Companies 5% to 25% owned (cost: 2005-$164,007; 2004-$194,750)	156,840	188,902
Companies less than 5% owned (cost: 2005-$1,338,370; 2004-$800,828)	1,311,231	753,543

Total private finance (cost: 2005-$3,012,459; 2004-$2,384,920)	3,080,985	2,302,086
Commercial real estate finance (cost: 2005-$148,623; 2004-$722,612)	142,765	711,325

Total portfolio at value (cost: 2005-$3,161,082; 2004-$3,107,532)	3,223,750	3,013,411

Deposits of proceeds from sales of borrowed Treasury securities	17,933	38,226
Accrued interest and dividends receivable	65,147	79,489
Other assets	81,565	72,712
Cash and cash equivalents	58,081	57,160

Total assets	$3,446,476	$3,260,998

LIABILITIES AND SHAREHOLDERS’ EQUITY
Liabilities:
Notes payable and debentures (maturing within one year: 2005-$150,000; 2004-$169,000)	$968,335	$1,064,568
Revolving line of credit	—	112,000
Obligations to replenish borrowed Treasury securities	17,933	38,226
Accounts payable and other liabilities	93,222	66,426

Total liabilities	1,079,490	1,281,220

Commitments and contingencies
Shareholders’ equity:
Common stock, $0.0001 par value, 200,000 shares authorized; 136,289 and 133,099 shares issued and outstanding at September 30, 2005, and December 31, 2004, respectively	14	13
Additional paid-in capital	2,171,063	2,094,421
Common stock held in deferred compensation trust	(17,781)	(13,503)
Notes receivable from sale of common stock	(4,138)	(5,470)
Net unrealized appreciation (depreciation) on portfolio	48,259	(107,767)
Undistributed (distributions in excess of) earnings	169,569	12,084

Total shareholders’ equity	2,366,986	1,979,778

Total liabilities and shareholders’ equity	$3,446,476	$3,260,998

Net asset value per common share	$17.37	$14.87

The accompanying notes are an integral part of these consolidated financial statements.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF OPERATIONS

	For the Three Months		For the Nine Months
	Ended September 30,		Ended September 30,

	2005	2004	2005	2004
(in thousands, except per share amounts)
	(unaudited)		(unaudited)
Interest and Related Portfolio Income:
Interest and dividends
Companies more than 25% owned	$31,137	$27,242	$89,587	$59,112
Companies 5% to 25% owned	5,205	7,582	16,723	19,827
Companies less than 5% owned	40,011	51,004	126,318	154,601

Total interest and dividends	76,353	85,828	232,628	233,540

Loan prepayment premiums
Companies more than 25% owned	—	—	—	—
Companies 5% to 25% owned	691	53	691	765
Companies less than 5% owned	1,414	140	3,944	3,445

Total loan prepayment premiums	2,105	193	4,635	4,210

Fees and other income
Companies more than 25% owned	9,019	7,611	21,777	20,406
Companies 5% to 25% owned	(14)	934	111	1,404
Companies less than 5% owned	7,394	2,297	16,832	6,568

Total fees and other income	16,399	10,842	38,720	28,378

Total interest and related portfolio income	94,857	96,863	275,983	266,128

Expenses:
Interest	17,735	20,253	57,114	57,349
Employee	13,969	13,896	52,302	38,171
Administrative	15,130	10,169	58,932	25,072

Total operating expenses	46,834	44,318	168,348	120,592

Net investment income before income taxes	48,023	52,545	107,635	145,536
Income tax expense (benefit), including excise tax	1,889	(200)	7,482	(744)

Net investment income	46,134	52,745	100,153	146,280

Net Realized and Unrealized Gains (Losses):
Net realized gains (losses)
Companies more than 25% owned	64,677	(12,483)	47,192	139,016
Companies 5% to 25% owned	(6)	13,269	4,702	48,965
Companies less than 5% owned	6,043	514	236,601	(12,228)

Total net realized gains	70,714	1,300	288,495	175,753
Net change in unrealized appreciation or depreciation	(3,680)	31,954	156,026	(120,384)

Total net gains	67,034	33,254	444,521	55,369

Net increase in net assets resulting from operations	$113,168	$85,999	$544,674	$201,649

Basic earnings per common share	$0.84	$0.67	$4.06	$1.57

Diluted earnings per common share	$0.82	$0.66	$3.99	$1.53

Weighted average common shares outstanding — basic	135,322	129,304	134,110	128,812

Weighted average common shares outstanding — diluted	138,058	131,192	136,669	131,487

The accompanying notes are an integral part of these consolidated financial statements.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

	For the Nine Months
	Ended September 30,

	2005	2004
(in thousands, except per share amounts)
	(unaudited)
Operations:
Net investment income	$100,153	$146,280
Net realized gains	288,495	175,753
Net change in unrealized appreciation or depreciation	156,026	(120,384)

Net increase in net assets resulting from operations	544,674	201,649

Shareholder distributions:
Common stock dividends	(231,163)	(220,832)
Preferred stock dividends	—	(52)

Net decrease in net assets resulting from shareholder distributions	(231,163)	(220,884)

Capital share transactions:
Issuance of common stock for portfolio investments	7,200	3,227
Issuance of common stock upon the exercise of stock options	57,805	29,673
Issuance of common stock in lieu of cash distributions	7,456	4,399
Net decrease in notes receivable from sale of common stock	1,332	13,040
Purchase of common stock held in deferred compensation trust	(6,034)	(10,152)
Distribution of common stock held in deferred compensation trust	1,756	183
Other	4,182	28

Net increase in net assets resulting from capital share transactions	73,697	40,398

Total increase in net assets	387,208	21,163
Net assets at beginning of period	1,979,778	1,914,577

Net assets at end of period	$2,366,986	$1,935,740

Net asset value per common share	$17.37	$14.90

Common shares outstanding at end of period	136,289	129,898

The accompanying notes are an integral part of these consolidated financial statements.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF CASH FLOWS

	For the Nine Months Ended
	September 30,

	2005	2004
(in thousands)
	(unaudited)
Cash flows from operating activities:
Net increase in net assets resulting from operations	$544,674	$201,649
Adjustments
Portfolio investments	(1,320,611)	(1,057,136)
Principal collections related to investment repayments or sales	1,241,827	543,314
Change in accrued or reinvested interest and dividends	(1,905)	(31,652)
Amortization of discounts and fees	(3,339)	(4,736)
Changes in other assets and liabilities	33,399	16,501
Depreciation and amortization	1,404	1,266
Realized gains from the receipt of notes and other securities as consideration from sale of investments, net of collections	(4,605)	(44,515)
Realized losses	50,661	65,828
Net change in unrealized (appreciation) or depreciation	(156,026)	120,384

Net cash provided by (used in) operating activities	385,479	(189,097)

Cash flows from financing activities:
Sale of common stock upon the exercise of stock options	57,805	29,673
Collections of notes receivable from sale of common stock	1,332	13,040
Borrowings under notes payable and debentures	—	15,212
Repayments on notes payable and debentures	(94,700)	(129,000)
Net borrowings under (repayments on) revolving line of credit	(112,000)	327,250
Redemption of preferred stock	—	(7,000)
Purchase of common stock held in deferred compensation trust	(6,034)	(10,152)
Other financing activities	(4,594)	(901)
Common stock dividends and distributions paid	(226,367)	(216,433)
Preferred stock dividends paid	—	(52)

Net cash provided by (used in) financing activities	(384,558)	21,637

Net increase (decrease) in cash and cash equivalents	921	(167,460)
Cash and cash equivalents at beginning of period	57,160	214,167

Cash and cash equivalents at end of period	$58,081	$46,707

The accompanying notes are an integral part of these consolidated financial statements.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF INVESTMENTS

		September 30, 2005

		(unaudited)
Private Finance
Portfolio Company
(in thousands, except number of shares)	Investment(1)(2)	Principal	Cost	Value

Companies More Than 25% Owned

Acme Paging, L.P.(4)	Loan (6.8%, Due 12/07 – 1/08)(6)	$4,631	$4,631	$—
(Telecommunications)	Equity Interests		13,274	—
	Common Stock (4,656 shares)		27	—

Advantage Sales & Marketing, Inc.	Loan (12.0%, Due 9/09)	60,000	59,773	59,773
(Business Services)	Debt Securities (18.5%, Due 12/09)	124,000	124,000	124,000
	Common Stock (18,957,011 shares)		73,932	251,659

Alaris Consulting, LLC	Loan (16.0%, Due 12/05 – 12/07)(6)	25,835	25,846	2,065
(Business Services)	Equity Interests		5,305	—
	Guaranty ($1,100)

American Healthcare Services, Inc.	Loan (0.7%, Due 12/04 – 12/05)(6)	4,999	4,600	4,097
and Affiliates
(Healthcare Services)

Avborne, Inc.(7)	Preferred Stock (12,500 shares)		6,969	4,807
(Business Services)	Common Stock (27,500 shares)		—	—

Avborne Heavy Maintenance, Inc.(7)	Preferred Stock (1,568 shares)		—	—
(Business Services)	Common Stock (2,750 shares)		—	—

Business Loan Express, LLC	Class A Equity Interests	58,908	58,908	58,908
(Financial Services)	Class B Equity Interests		117,436	151,090
	Class C Equity Interests		109,301	146,319
	Guaranty ($136,173 — See Note 3)
	Standby Letters of Credit ($35,550 — See Note 3)

Callidus Capital Corporation	Loan (7.9%, Due 12/05)	52,456	52,456	52,456
(Financial Services)	Debt Securities (18.0%, Due 10/08)	4,623	4,623	4,623
	Common Stock (10 shares)		2,049	7,504

Diversified Group Administrators, Inc.	Preferred Stock (1,000,000 shares)		700	657
(Business Services)	Preferred Stock (1,451,380 shares)		841	790
	Common Stock (1,451,380 shares)		—	—

Financial Pacific Company	Loan (17.4%, Due 2/12 – 8/12)	69,825	69,544	69,544
(Financial Services)	Preferred Stock (10,964 shares)		10,276	12,491
	Common Stock (14,735 shares)		14,819	43,925

ForeSite Towers, LLC	Equity Interests		7,620	8,878
(Tower Leasing)

(1)	Interest rates represent the weighted average annual stated interest rate on loans and debt securities, which are presented by nature of indebtedness for a single issuer. The maturity dates represent the earliest and the latest maturity dates.
(2)	Common stock, preferred stock, warrants, options, and equity interests are generally non-income producing and restricted.
(3)	Public company.
(4)	Non-U.S. company or principal place of business outside the U.S.
(5)	Non-registered investment company.
(6)	Loan or debt security is on non-accrual status and therefore is considered non-income producing.
(7)	Avborne, Inc. and Avborne Heavy Maintenance, Inc. are affiliated companies.
The accompanying notes are an integral part of these consolidated financial statements.

		September 30, 2005

		(unaudited)
Private Finance
Portfolio Company
(in thousands, except number of shares)	Investment(1)(2)	Principal	Cost	Value

Global Communications, LLC	Loan (14.5%, Due 12/03 – 12/06)(6)	$6,393	$6,393	$6,393
(Business Services)	Debt Securities (13.0%, Due 9/02 – 9/05)(6)	18,446	18,443	18,443
	Preferred Equity Interest		14,067	13,582
	Options		1,639	—

Gordian Group, Inc.	Loan (10.0%, Due 12/05 – 12/08)(6)	11,392	11,425	4,622
(Business Services)	Common Stock (1,000 shares)		6,542	—

Healthy Pet Corp.	Loans (14.6%, Due 8/10)	42,249	42,059	42,059
(Consumer Services)	Common Stock (25,766 shares)		25,766	25,766

HMT, Inc.	Preferred Stock (554,052 shares)		2,637	2,637
(Energy Services)	Common Stock (300,000 shares)		3,000	6,498
	Warrants		1,155	2,502

Impact Innovations Group, LLC (Business Services)	Equity Interests in Affiliate		—	841

Insight Pharmaceuticals Corporation	Loan (16.0%, Due 9/12)	58,159	57,914	57,914
(Consumer Products)	Preferred Stock (25,000 shares)		25,000	25,433
	Common Stock (6,200 shares)		6,325	245

Jakel, Inc.	Loan (15.5%, Due 3/08)(6)	5,412	5,412	—
(Industrial Products)	Debt Securities (15.5%, Due 3/08)(6)	8,330	8,330	—
	Preferred Stock (6,460 shares)		6,460	—
	Common Stock (158,061 shares)		9,347	—

Legacy Partners Group, LLC	Loan (14.0%, Due 5/09)(6)	7,646	7,646	4,982
(Financial Services)	Debt Securities (18.0%, Due 5/09)(6)	2,952	2,952	—
	Equity Interests		2,729	—

Litterer Beteiligungs-GmbH(4)	Debt Securities (8.0%, Due 3/07)	632	632	632
(Business Services)	Equity Interest		1,756	1,958

Maui Body Works, Inc.	Common Stock (100 shares)		2,655	—
(Healthcare Services)

Mercury Air Centers, Inc.	Senior Loan (10.0%, Due 4/09)	23,500	23,500	23,500
(Business Services)	Loan (16.0%, Due 4/09)	39,301	39,140	39,140
	Common Stock (57,068 shares)		33,723	32,013
	Standby Letters of Credit ($1,397)

MVL Group, Inc.	Loan (12.9%, Due 7/09)	41,829	41,403	41,403
(Business Services)	Debt Securities (14.4%, Due 7/09)	18,380	17,929	17,929
	Common Stock (648,661 shares)		643	3,401

Pennsylvania Avenue Investors, L.P. (5)	Equity Interests		2,477	2,065
(Private Equity Fund)

(1)	Interest rates represent the weighted average annual stated interest rate on loans and debt securities, which are presented by nature of indebtedness for a single issuer. The maturity dates represent the earliest and the latest maturity dates.
(2)	Common stock, preferred stock, warrants, options, and equity interests are generally non-income producing and restricted.
(3)	Public company.
(4)	Non-U.S. company or principal place of business outside the U.S.
(5)	Non-registered investment company.
(6)	Loan or debt security is on non-accrual status and therefore is considered non-income producing.
The accompanying notes are an integral part of these consolidated financial statements.

		September 30, 2005

		(unaudited)
Private Finance
Portfolio Company
(in thousands, except number of shares)	Investment(1)(2)	Principal	Cost	Value

Powell Plant Farms, Inc.	Loan (15.0%, Due 12/05)	$31,840	$22,992	$22,992
(Consumer Products)	Debt Securities (20.0%, Due 6/03)(6)	19,291	19,224	8,242
	Preferred Stock (1,483 shares)		—	—
	Warrants		—	—

Redox Brands, Inc.	Preferred Stock (2,726,444 shares)		7,903	8,885
(Consumer Products)	Warrants		584	350

Service Champ, Inc.	Loan (15.5%, Due 4/12)	26,869	26,729	26,729
(Business Services)	Common Stock (63,888 Shares)		13,662	13,662

Staffing Partners Holding	Loan (13.5%, Due 10/06)(6)	917	917	917
Company, Inc.	Debt Securities (13.5%, Due 10/06)(6)	5,517	5,517	5,517
(Business Services)	Preferred Stock (439,600 shares)		4,968	1,264
	Common Stock (69,773 shares)		50	—
	Warrants		10	—

Startec Global Communications	Loan (10.0%, Due 5/07 – 5/09)	25,226	25,226	25,226
Corporation	Common Stock (19,180,000 shares)		37,255	694
(Telecommunications)

STS Operating, Inc.	Loan (15.3%, Due 3/12)	8,436	8,436	8,436
(Industrial Products)	Common Stock (3,000,000 shares)		3,522	39,575
	Options		—	493

Triview Investments, Inc.(8)	Loan (15.0%, Due 7/12)	31,000	30,845	30,845
(Broadcasting & Cable/	Loans (16.8%, Due 7/08 – 7/12)(6)	19,600	19,520	19,520
Consumer Products)	Common Stock (182 shares)		86,693	22,023
	Guaranty ($800)
	Standby Letter of Credit ($200)

Total companies more than 25% owned			$1,510,082	$1,612,914

Companies 5% to 25% Owned

Air Evac Lifeteam	Debt Securities (13.6%, Due 7/10)	$42,197	$42,041	$42,041
(Healthcare Services)	Equity Interests		3,941	3,866

Aspen Pet Products, Inc.	Loan (19.0%, Due 6/08)	19,748	19,656	19,656
(Consumer Products)	Preferred Stock (2,877 shares)		2,154	1,542
	Common Stock (1,400 shares)		140	—
	Warrants		—	—

Becker Underwood, Inc.	Loan (14.5%, Due 8/12)	23,489	23,390	23,390
(Industrial Products)	Common Stock (5,073 shares)		5,813	3,600

The Debt Exchange Inc.	Preferred Stock (921,875 shares)		1,250	2,139
(Business Services)

(1)	Interest rates represent the weighted average annual stated interest rate on loans and debt securities, which are presented by nature of indebtedness for a single issuer. The maturity dates represent the earliest and the latest maturity dates.
(2)	Common stock, preferred stock, warrants, options, and equity interests are generally non-income producing and restricted.
(3)	Public company.
(4)	Non-U.S. company or principal place of business outside the U.S.
(5)	Non-registered investment company.
(6)	Loan or debt security is on non-accrual status and therefore is considered non-income producing.
(8)	Triview Investments, Inc. (formerly GAC Investments, Inc.) holds investments in Longview Cable & Data, LLC (Broadcasting & Cable) with a cost of $59.1 million and value of $9.0 million and Triax Holdings, LLC (Consumer Products) with a cost of $78.0 million and a value of $63.4 million. The guaranty and standby letter of credit relate to Longview Cable & Data, LLC.
The accompanying notes are an integral part of these consolidated financial statements.

		September 30, 2005

		(unaudited)
Private Finance
Portfolio Company
(in thousands, except number of shares)	Investment(1)(2)	Principal	Cost	Value

MedBridge Healthcare, LLC	Loan (4.0%, Due 8/09)	$7,035	$7,035	$7,035
(Healthcare Services)	Loan (10.0%, Due 8/14)(6)	4,412	4,412	2,268
	Convertible Debenture (2.0%, Due 8/14)(6)	2,970	984	—

Nexcel Synthetics, LLC	Loan (14.5%, Due 6/09)	10,522	10,492	10,492
(Consumer Products)	Equity Interests		1,708	953

Pres Air Trol LLC	Debt Securities (12.0%, Due 4/10)	6,180	5,863	5,863
(Industrial Products)	Equity Interests		1,356	318

Progressive International	Loan (16.0%, Due 12/09)	7,364	7,336	7,336
Corporation	Preferred Stock (500 shares)		500	867
(Consumer Products)	Common Stock (197 shares)		13	42
	Warrants		—	—

Soteria Imaging Services, LLC	Loans (12.1%, Due 11/10)	11,906	10,834	10,834
(Healthcare Services)	Equity Interests		2,153	2,264

Universal Environmental Services, LLC	Loan (15.5%, Due 2/09)	11,150	11,108	11,108
(Business Services)	Equity Interests		1,828	1,226

Total companies 5% to 25% owned			$164,007	$156,840

Companies Less Than 5% Owned

Advanced Circuits, Inc.	Loans (11.3%, Due 9/11 – 3/12)	$19,000	$18,906	$18,906
(Industrial Products)	Common Stock (40,000 shares)		1,000	1,000

Anthony, Inc.	Loans (12.7%, Due 9/11 – 9/12)	14,633	14,571	14,571
(Industrial Products)

Benchmark Medical, Inc.	Debt Securities (14.0%, Due 12/08)	13,823	13,773	13,773
(Healthcare Services)	Warrants		18	18

BI Incorporated	Loan (14.0%, due 2/12)	16,121	16,048	16,048
(Business Services)

Border Foods, Inc.	Loan (13.0%, Due 12/10)(6)	3,100	3,043	2,239
(Consumer Products)	Debt Securities (13.0%, Due 12/10)(6)	10,329	9,681	7,121
	Preferred Stock (140,214 shares)		2,893	—
	Common Stock (1,810 shares)		45	—
	Warrants		910	—

C&K Market, Inc.	Loan (13.0%, due 12/08)	14,582	14,521	14,521
(Retail)

Callidus Debt Partners	Class C Notes (12.9%, Due 12/13)	18,800	18,979	18,979
CDO Fund I, Ltd.(4)	Class D Notes (17.0%, Due 12/13)	9,400	9,489	9,489
(Senior Debt CDO Fund)

Callidus Debt Partners	Preferred Shares (23,600,000 shares)		24,271	24,271
CLO Fund III, Ltd. (4)
(Senior Debt CLO Fund)

Camden Partners Strategic Fund II, L.P.(5)	Limited Partnership Interest		2,142	2,674
(Private Equity Fund)

(1)	Interest rates represent the weighted average annual stated interest rate on loans and debt securities, which are presented by nature of indebtedness for a single issuer. The maturity dates represent the earliest and the latest maturity dates.
(2)	Common stock, preferred stock, warrants, options, and equity interests are generally non-income producing and restricted.
(3)	Public company.
(4)	Non-U.S. company or principal place of business outside the U.S.
(5)	Non-registered investment company.
(6)	Loan or debt security is on non-accrual status and therefore is considered non-income producing.
The accompanying notes are an integral part of these consolidated financial statements.

		September 30, 2005

		(unaudited)
Private Finance
Portfolio Company
(in thousands, except number of shares)	Investment(1)(2)	Principal	Cost	Value

Catterton Partners V, L.P.(5)	Limited Partnership Interest		$2,871	$2,767
(Private Equity Fund)

CBS Personnel Holdings, Inc.	Loan (14.5%, Due 12/09)	$20,486	20,405	20,405
(Business Services)

Community Education Centers, Inc.	Loan (15.0%, Due 12/10)	32,275	32,154	32,154
(Education Services)

Component Hardware Group, Inc.	Preferred Stock (18,000 shares)		2,605	2,775
(Industrial Products)	Common Stock (2,000 shares)		200	500

Cooper Natural Resources, Inc.	Debt Securities (0%, Due 11/07)	1,005	1,005	1,005
(Industrial Products)	Preferred Stock (6,316 shares)		1,424	20
	Warrants		830	—

Coverall North America, Inc.	Loans (14.6%, Due 2/11)	27,132	27,082	27,082
(Business Services)	Preferred Stock (6,500 shares)		6,500	6,758
	Warrants		2,950	3,500

Drilltec Patents & Technologies	Loan (10.0%, Due 8/06)(6)	10,994	10,918	—
Company, Inc.	Debt Securities (16.5%, Due 8/06)(6)	1,500	1,500	277
(Energy Services)

eCentury Capital Partners, L.P.(5)	Limited Partnership Interest		5,649	795
(Private Equity Fund)

Elexis Beta GmbH(4)	Options		426	50
(Industrial Products)

Frozen Specialties, Inc.	Warrants		435	530
(Consumer Products)

Garden Ridge Corporation (Retail)	Loan (7.0%, Due 5/12)(6)	22,500	22,500	16,935

Geotrace Technologies, Inc.	Debt Securities (12.0%, Due 6/09)	18,400	16,561	16,561
(Energy Services)	Warrants		2,350	2,500

Ginsey Industries, Inc.	Loans (12.5%, Due 3/06)	3,896	3,896	3,896
(Consumer Products)

Grant Broadcasting Systems II	Loan (5.0%, Due 6/09)	2,756	2,756	2,756
(Broadcasting & Cable)

Grotech Partners, VI, L.P.(5)	Limited Partnership Interest		6,573	4,167
(Private Equity Fund)

Havco Wood Products LLC	Loans (10.7%, Due 8/11)	39,000	37,755	37,755
(Industrial Products)	Equity Interests		1,048	1,048

Haven Eldercare of New England, LLC(9)	Loans (9.3%, Due 10/05)(6)	46,671	46,670	47,465
(Healthcare Services)

Haven Healthcare Management, LLC(9)	Loan (18.0% Due 8/06)(6)	5,541	5,541	2,000
(Healthcare Services)

HealthASPex Services Inc.	Loans (4.0%, Due 7/08)	500	500	500
(Business Services)

(1)	Interest rates represent the weighted average annual stated interest rate on loans and debt securities, which are presented by nature of indebtedness for a single issuer. The maturity dates represent the earliest and the latest maturity dates.
(2)	Common stock, preferred stock, warrants, options, and equity interests are generally non-income producing and restricted.
(3)	Public company.
(4)	Non-U.S. company or principal place of business outside the U.S.
(5)	Non-registered investment company.
(6)	Loan or debt security is on non-accrual status and therefore is considered non-income producing.
(9)	Haven Eldercare of New England, LLC and Haven Healthcare Management, LLC are affiliated companies.
The accompanying notes are an integral part of these consolidated financial statements.

		September 30, 2005

		(unaudited)
Private Finance
Portfolio Company
(in thousands, except number of shares)	Investment(1)(2)	Principal	Cost	Value

The Hillman Companies, Inc.(3)	Loan (13.5%, Due 9/11)	$43,754	$43,561	$43,561
(Consumer Products)

Homax Holdings, Inc.	Debt Securities (12.0%, Due 8/11)	14,000	13,006	13,006
(Consumer Products)	Preferred Stock (89 shares)		89	88
	Common Stock (28 shares)		6	6
	Warrants		1,106	1,428

Icon International, Inc.	Common Stock (25,707 shares)		76	—
(Business Services)

Interline Brands, Inc. (3)	Common Stock (10,122 shares)		152	210
(Business Services)

International Fiber Corporation	Loans (14.0%, Due 6/12)	21,436	21,348	21,348
(Industrial Products)	Preferred Stock (25,000 shares)		2,500	1,900

Line-X, Inc.	Loans (9.9% Due 8/11)	53,234	52,953	52,953
(Consumer Products)	Standby Letter of Credit ($1,500)

MedAssets, Inc.	Preferred Stock (227,865 shares)		2,049	2,850
(Business Services)	Warrants		136	136

Meineke Car Care Centers, Inc.	Senior Loan (7.4%, Due 6/11)	28,000	27,858	27,858
(Business Services)	Loans (11.9%, Due 6/12 – 6/13)	72,000	71,660	71,660
	Common Stock (10,696,308 shares)(10)		26,985	26,985
	Warrants		—	—

MHF Logistical Solutions, Inc.	Loan (10.0%, Due 5/11)	22,653	22,544	22,544
(Business Services)	Preferred Stock (431 shares)		431	431
	Common Stock (1,438 shares)		144	144

Mid-Atlantic Venture Fund IV, L.P.(5)	Limited Partnership Interest		6,600	3,477
(Private Equity Fund)

Mogas Energy, LLC	Debt Securities (9.5%, Due 3/12 – 4/12)	17,005	15,587	15,587
(Energy Services)	Warrants		1,774	2,800

N.E.W. Customer Service Companies, Inc.	Loans (11.0%, Due 7/12)	40,000	40,018	40,018
(Business Services)

Nobel Learning Communities,	Preferred Stock (1,214,356 shares)		2,764	2,564
Inc.(3)	Warrants		575	1,323
(Education)

Norwesco, Inc.	Loan (12.6%, Due 1/12 – 7/12)	84,005	83,601	83,601
(Industrial Products)	Common Stock (573,561 shares)(10)		39,268	39,268
	Warrants		—	—

Novak Biddle Venture Partners III, L.P.(5)	Limited Partnership Interest		1,519	1,678
(Private Equity Fund)

Oahu Waste Services, Inc.	Stock Appreciation Rights		239	780
(Business Services)

(1)	Interest rates represent the weighted average annual stated interest rate on loans and debt securities, which are presented by nature of indebtedness for a single issuer. The maturity dates represent the earliest and the latest maturity dates.
(2)	Common stock, preferred stock, warrants, options, and equity interests are generally non-income producing and restricted.
(3)	Public company.
(4)	Non-U.S. company or principal place of business outside the U.S.
(5)	Non-registered investment company.
(6)	Loan or debt security is on non-accrual status and therefore is considered non-income producing.
(10)	Common stock is non-voting. In addition to non-voting stock ownership, the Company has an option to acquire a majority of the voting securities of the portfolio company at fair market value.
The accompanying notes are an integral part of these consolidated financial statements.

		September 30, 2005

		(unaudited)
Private Finance
Portfolio Company
(in thousands, except number of shares)	Investment(1)(2)	Principal	Cost	Value

Onyx Television GmbH(4)	Preferred Units		$201	$—
(Broadcasting & Cable)

Opinion Research Corporation(3)	Warrants		996	450
(Business Services)

Oriental Trading Company, Inc.	Common Stock (13,820 shares)		—	5,200
(Consumer Products)

Packaging Advantage Corporation	Debt Securities (18.5%, Due 7/06)	$17,039	16,521	16,521
(Business Services)	Common Stock (232,168 shares)		2,386	1,003
	Warrants		963	405

Palm Coast Data, LLC	Senior Loan (7.3%, Due 8/10)	16,100	16,020	16,020
(Business Services)	Loan (15.5%, Due 8/12 – 8/15)	29,600	29,455	29,455
	Common Stock (21,743 shares)(10)		21,743	21,743
	Warrants		—	—

Performant Financial Corporation	Common Stock (478,816 shares)		734	2,500
(Business Services)

Pro Mach, Inc.	Loan (13.8%, Due 6/12)	19,191	19,106	19,106
(Industrial Products)	Equity Interests		1,500	1,200

RadioVisa Corporation	Loan (15.5%, Due 12/08)	26,785	26,682	26,682
(Broadcasting & Cable)

Red Hawk Industries, LLC	Loan (11.0%, Due 4/11)	41,624	41,407	41,407
(Business Services)

Resun Leasing, Inc.	Loan (15.5%, Due 11/07)	30,000	30,000	30,000
(Business Services)

S.B. Restaurant Company	Debt Securities (15.0%, Due 11/08)	20,483	20,017	20,017
(Retail)	Preferred Stock (54,125 shares)		135	135
	Warrants		619	619

SBBUT, LLC	Equity Interests		52	52
(Consumer Products)

Soff-Cut Holdings, Inc.	Preferred Stock (300 shares)		300	300
(Industrial Products)	Common Stock (2,000 shares)		200	—

SPP Mezzanine Fund, L.P.(5)	Limited Partnership Interest		2,470	2,373
(Private Equity Fund)

Tradesmen International, Inc.	Debt Securities (12.0%, Due 12/09)	15,000	14,290	14,290
(Business Services)	Warrants		710	1,270

United Site Services, Inc.	Loan (11.9%, Due 8/11)	49,712	49,492	49,492
(Business Services)	Common Stock (160,588 shares)		1,000	1,000

Universal Tax Systems, Inc.	Loan (14.5%, Due 7/11)	18,947	18,870	18,870
(Business Services)

Updata Venture Partners II, L.P.(5)	Limited Partnership Interest		5,471	5,223
(Private Equity Fund)

Venturehouse-Cibernet Investors, LLC	Equity Interest		34	34
(Business Services)

(1)	Interest rates represent the weighted average annual stated interest rate on loans and debt securities, which are presented by nature of indebtedness for a single issuer. The maturity dates represent the earliest and the latest maturity dates.
(2)	Common stock, preferred stock, warrants, options, and equity interests are generally non-income producing and restricted.
(3)	Public company.
(4)	Non-U.S. company or principal place of business outside the U.S.
(5)	Non-registered investment company.
(6)	Loan or debt security is on non-accrual status and therefore is considered non-income producing.
(10)	Common stock is non-voting. In addition to non-voting stock ownership, the Company has an option to acquire a majority of the voting securities of the portfolio company at fair market value.
The accompanying notes are an integral part of these consolidated financial statements.

		September 30, 2005

		(unaudited)
Private Finance
Portfolio Company
(in thousands, except number of shares)	Investment(1)(2)	Principal	Cost	Value

Venturehouse Group, LLC(5)	Equity Interest		$598	$395
(Private Equity Fund)

VICORP Restaurants, Inc.(3)	Warrants		33	758
(Retail)

Walker Investment Fund II, LLLP(5)	Limited Partnership Interest		1,330	695
(Private Equity Fund)

Wear Me Apparel Corporation	Debt Securities (15.0%, Due 12/10)	$45,000	43,878	43,878
(Consumer Products)	Warrants		1,219	1,520

Wilshire Restaurant Group, Inc.	Debt Securities (20.0%, Due 6/07)(6)	19,107	18,566	18,566
(Retail)	Warrants		735	660

Wilton Industries, Inc.	Loan (19.3%, Due 6/08)	4,800	4,800	4,800
(Consumer Products)

Woodstream Corporation	Loans (13.0%, Due 11/12 – 5/13)	52,188	52,037	52,037
(Consumer Products)	Common Stock (180 shares)		673	3,231
	Warrants		—	2,269

Other companies	Other debt investments	651	651	651
	Other debt investments(6)	474	474	349
	Other equity investments(3)		59	40
	Guaranty ($118)

Total companies less than 5% owned			$1,338,370	$1,311,231

Total private finance (118 portfolio companies)			$3,012,459	$3,080,985

(1)	Interest rates represent the weighted average annual stated interest rate on loans and debt securities, which are presented by nature of indebtedness for a single issuer. The maturity dates represent the earliest and the latest maturity dates.
(2)	Common stock, preferred stock, warrants, options, and equity interests are generally non-income producing and restricted.
(3)	Public company.
(4)	Non-U.S. company or principal place of business outside the U.S.
(5)	Non-registered investment company.
(6)	Loan or debt security is on non-accrual status and therefore is considered non-income producing.
The accompanying notes are an integral part of these consolidated financial statements.

Commercial Real Estate Finance
(in thousands, except number of loans)

			September 30, 2005

	Interest	Number of	(unaudited)
	Rate Ranges	Loans	Cost	Value

Commercial Mortgage Loans
	Up to 6.99%	5	$47,056	$46,575
	7.00%–8.99%	25	50,448	49,469
	9.00%–10.99%	4	11,094	11,036
	11.00%–12.99%	2	8,159	7,820
	13.00%–14.99%	1	2,296	2,296
	15.00% and above	2	3,970	3,970

Total commercial mortgage loans(11)		39	$123,023	$121,166

Real Estate Owned			$14,147	$15,088

Equity Interests(2) — Companies more than 25% owned (Guarantees — $7,054)			$11,453	$6,511

Total commercial real estate finance			$148,623	$142,765

Total portfolio			$3,161,082	$3,223,750

 (1)       Interest rates represent the weighted average annual stated interest rate on loans and debt securities, which are presented by nature of indebtedness for a single issuer. The maturity dates represent the earliest and the latest maturity dates.
(2) Common stock, preferred stock, warrants, options, and equity interests are generally non-income producing and restricted.
(3) Public company.
(4) Non-U.S. company or principal place of business outside the U.S.
(5) Non-registered investment company.
(11) Commercial mortgage loans totaling $20.7 million at value were on non-accrual status and therefore were considered non-income producing.
The accompanying notes are an integral part of these consolidated financial statements.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(Information at and for the three and nine months ended September 30, 2005 and 2004 is unaudited)
Note 1. Organization
      Allied Capital Corporation, a Maryland corporation, is a closed-end management investment company that has elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940 (“1940 Act”). Allied Capital Corporation (“ACC”) has a subsidiary, Allied Investments L.P. (“Allied Investments”), which is licensed under the Small Business Investment Act of 1958 as a Small Business Investment Company (“SBIC”). In addition, ACC has a real estate investment trust subsidiary, Allied Capital REIT, Inc. (“Allied REIT”), and several subsidiaries which are single member limited liability companies established primarily to hold real estate properties. ACC also has a subsidiary, A.C. Corporation (“AC Corp”), that provides diligence and structuring services on private finance and commercial real estate finance transactions, as well as structuring, transaction, management, consulting and other services to the Company and its portfolio companies.
      Allied Capital Corporation and its subsidiaries, collectively, are referred to as the “Company.”
      In accordance with specific rules prescribed for investment companies, subsidiaries hold investments on behalf of the Company or provide substantial services to the Company. Portfolio investments are held for purposes of deriving investment income and future capital gains. The Company consolidates the results of its subsidiaries for financial reporting purposes. The financial results of the Company’s portfolio investments are not consolidated in the Company’s financial statements.
      The investment objective of the Company is to achieve current income and capital gains. In order to achieve this objective, the Company has primarily invested in companies in a variety of industries.
Note 2. Summary of Significant Accounting Policies
  Basis of Presentation
      The consolidated financial statements include the accounts of ACC and its subsidiaries. All intercompany accounts and transactions have been eliminated in consolidation. Certain reclassifications have been made to the 2004 balances to conform with the 2005 financial statement presentation.
      The accompanying unaudited consolidated financial statements of the Company have been prepared in accordance with U.S. generally accepted accounting principles (“GAAP”) for interim financial information. Accordingly, they do not include all of the information and footnotes required by GAAP for complete consolidated financial statements. In the opinion of management, the unaudited consolidated financial results of the Company included herein contain all adjustments (consisting of only normal recurring accruals) necessary to present fairly the financial position of the Company as of September 30, 2005, the results of operations for the three and nine months ended September 30, 2005 and 2004, and changes in net assets and cash flows for the nine months ended September 30, 2005 and 2004. The results of operations for the three and nine months ended September 30, 2005, are not necessarily indicative of the operating results to be expected for the full year.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
Note 2. Summary of Significant Accounting Policies, continued
      The private finance portfolio and the interest and related portfolio income and net realized gains (losses) on the private finance portfolio are presented in three categories: companies more than 25% owned, which represent portfolio companies where the Company directly or indirectly owns more than 25% of the outstanding voting securities of such portfolio company and, therefore, are deemed controlled by the Company under the 1940 Act; companies owned 5% to 25%, which represent portfolio companies where the Company directly or indirectly owns 5% to 25% of the outstanding voting securities of such portfolio company or where the Company holds one or more seats on the portfolio company’s board of directors and, therefore, are deemed to be an affiliated person under the 1940 Act; and companies less than 5% owned which represent portfolio companies where the Company directly or indirectly owns less than 5% of the outstanding voting securities of such portfolio company and where the Company has no other affiliations with such portfolio company. The interest and related portfolio income and net realized gains (losses) from the commercial real estate finance portfolio and other sources are included in the companies less than 5% owned category on the consolidated statement of operations.
      In the ordinary course of business, the Company enters into transactions with portfolio companies that may be considered related party transactions.

Valuation Of Portfolio Investments
      The Company, as a BDC, has invested in illiquid securities including debt and equity securities of companies, non-investment grade commercial mortgage-backed securities (“CMBS”), and the bonds and preferred shares of collateralized debt obligations (“CDO”). The Company’s investments are generally subject to restrictions on resale and generally have no established trading market. The Company values substantially all of its investments at fair value as determined in good faith by the Board of Directors in accordance with the Company’s valuation policy. The Company determines fair value to be the amount for which an investment could be exchanged in an orderly disposition over a reasonable period of time between willing parties other than in a forced or liquidation sale. The Company’s valuation policy considers the fact that no ready market exists for substantially all of the securities in which it invests. The Company’s valuation policy is intended to provide a consistent basis for determining the fair value of the portfolio. The Company will record unrealized depreciation on investments when it believes that an investment has become impaired, including where collection of a loan or realization of an equity security is doubtful, or when the enterprise value of the portfolio company does not currently support the cost of the Company’s debt or equity investments. Enterprise value means the entire value of the company to a potential buyer, including the sum of the values of debt and equity securities used to capitalize the enterprise at a point in time. The Company will record unrealized appreciation if it believes that the underlying portfolio company has appreciated in value and/or the Company’s equity security has also appreciated in value. The value of investments in publicly traded securities is determined using quoted market prices discounted for restrictions on resale, if any.

Loans and Debt Securities
      For loans and debt securities, fair value generally approximates cost unless the borrower’s enterprise value, overall financial condition or other factors lead to a determination of fair value at a different amount.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
Note 2. Summary of Significant Accounting Policies, continued
      When the Company receives nominal cost warrants or free equity securities (“nominal cost equity”), the Company allocates its cost basis in its investment between its debt securities and its nominal cost equity at the time of origination. At that time, the original issue discount basis of the nominal cost equity is recorded by increasing the cost basis in the equity and decreasing the cost basis in the related debt securities.
      Interest income is recorded on an accrual basis to the extent that such amounts are expected to be collected. For loans and debt securities with contractual payment-in-kind interest, which represents contractual interest accrued and added to the loan balance that generally becomes due at maturity, the Company will not accrue payment-in-kind interest if the portfolio company valuation indicates that the payment-in-kind interest is not collectible. In general, interest is not accrued on loans and debt securities if the Company has doubt about interest collection or where the enterprise value of the portfolio company may not support further accrual. Loans in workout status that are classified as Grade 4 or 5 assets under the Company’s internal grading system do not accrue interest. In addition, interest may not accrue on loans or debt securities to portfolio companies that are more than 50% owned by the Company depending on such company’s capital requirements. Loan origination fees, original issue discount, and market discount are capitalized and then amortized into interest income using the effective interest method. Upon the prepayment of a loan or debt security, any unamortized loan origination fees are recorded as interest income and any unamortized original issue discount or market discount is recorded as a realized gain. Prepayment premiums are recorded on loans and debt securities when received.
      The weighted average yield on loans and debt securities is computed as the (a) annual stated interest plus the annual amortization of loan origination fees, original issue discount, and market discount on accruing loans and debt securities less the annual amortization of loan origination costs, divided by (b) total loans and debt securities at value. The weighted average yield is computed as of the balance sheet date.

Equity Securities
      The Company’s equity securities in portfolio companies for which there is no liquid public market are valued at fair value based on the enterprise value of the portfolio company, which is determined using various factors, including cash flow from operations of the portfolio company and other pertinent factors, such as recent offers to purchase a portfolio company, recent transactions involving the purchase or sale of the portfolio company’s equity securities, liquidation events, or other events. The determined equity values are generally discounted to account for restrictions on resale or minority ownership positions.
      The value of the Company’s equity securities in public companies for which market quotations are readily available is based on the closing public market price on the balance sheet date. Securities that carry certain restrictions on sale are typically valued at a discount from the public market value of the security.
      Dividend income on preferred equity securities is recorded as dividend income on an accrual basis to the extent that such amounts are expected to be collected and to the extent that the Company has the option to receive the dividend in cash. Dividend income on common equity

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
Note 2. Summary of Significant Accounting Policies, continued
securities is recorded on the record date for private companies or on the ex-dividend date for publicly traded companies.

Commercial Mortgage-Backed Securities (“CMBS”) and Collateralized Debt Obligations (“CDO”)
      On May 3, 2005, the Company completed the sale of its portfolio of CMBS bonds and CDO bonds and preferred shares. See Note 3.
      Prior to the sale on May 3, 2005, CMBS bonds and CDO bonds and preferred shares were carried at fair value, which was based on a discounted cash flow model that utilized prepayment and loss assumptions based on historical experience and projected performance, economic factors, the characteristics of the underlying cash flow, and comparable yields for similar CMBS bonds and CDO bonds and preferred shares, when available. The Company recognized unrealized appreciation or depreciation on its CMBS bonds and CDO bonds and preferred shares as comparable yields in the market changed and/or based on changes in estimated cash flows resulting from changes in prepayment or loss assumptions in the underlying collateral pool. The Company determined the fair value of its CMBS bonds and CDO bonds and preferred shares on an individual security-by-security basis.
      The Company recognized income from the amortization of original issue discount using the effective interest method, using the anticipated yield over the projected life of the investment. Yields were revised when there were changes in actual and estimated prepayment speeds or actual and estimated credit losses. Changes in estimated yield were recognized as an adjustment to the estimated yield over the remaining life of the CMBS bonds and CDO bonds and preferred shares from the date the estimated yield was changed.

Net Realized Gains or Losses and Net Change in Unrealized Appreciation or Depreciation
      Realized gains or losses are measured by the difference between the net proceeds from the repayment or sale and the cost basis of the investment without regard to unrealized appreciation or depreciation previously recognized, and include investments charged off during the year, net of recoveries. Net change in unrealized appreciation or depreciation reflects the change in portfolio investment values during the reporting period, including the reversal of previously recorded unrealized appreciation or depreciation when gains or losses are realized.

Fee Income
      Fee income includes fees for guarantees and services rendered by the Company to portfolio companies and other third parties such as diligence, structuring, transaction services, management and consulting services, and other services. Guaranty fees are generally recognized as income over the related period of the guaranty. Diligence, structuring, and transaction services fees are generally recognized as income when services are rendered or when the related transactions are completed. Management, consulting and other services fees are generally recognized as income as the services are rendered.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
Note 2. Summary of Significant Accounting Policies, continued

Guarantees
      Guarantees meeting the characteristics described in FASB Interpretation No. 45, Guarantor’s Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others (the “Interpretation”) and issued or modified after December 31, 2002, are recognized at fair value at inception. However, certain guarantees are excluded from the initial recognition provisions of the Interpretation.

Financing Costs
      Debt financing costs are based on actual costs incurred in obtaining debt financing and are deferred and amortized as part of interest expense over the term of the related debt instrument. Costs associated with the issuance of common stock, such as underwriting, accounting and legal fees, and printing costs are recorded as a reduction to the proceeds from the sale of common stock.

Cash and Cash Equivalents
      Cash and cash equivalents include cash in banks and all highly liquid investments with original maturities of three months or less.

Dividends to Shareholders
      Dividends to shareholders are recorded on the record date.

Stock Compensation Plans
      The Company has a stock-based employee compensation plan. The Company accounts for this plan under the recognition and measurement principles of APB Opinion No. 25, Accounting for Stock Issued to Employees, and related interpretations. No stock-based employee compensation cost is reflected in net increase in net assets resulting from operations, as all options granted under this plan had an exercise price equal to the market value of the underlying common stock on the date of grant. The following table illustrates the effect on net increase in net assets resulting from operations and earnings per share if the Company had applied the fair value recognition provisions of FASB

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
Note 2. Summary of Significant Accounting Policies, continued
Statement No. 123, Accounting for Stock-Based Compensation, to stock-based employee compensation for the three and nine months ended September 30, 2005 and 2004.

	For the Three		For the Nine
	Months Ended		Months Ended
	September 30,		September 30,

	2005	2004	2005	2004
(in thousands, except per share amounts)
Net increase in net assets resulting from operations as reported	$113,168	$85,999	$544,674	$201,649
Less total stock-based employee compensation expense determined under fair value based method for all awards, net of related tax effects	(2,546)	(3,226)	(9,511)	(13,822)

Pro forma net increase in net assets resulting from operations	110,622	82,773	535,163	187,827
Less preferred stock dividends	—	—	—	(52)

Pro forma net income available to common shareholders	$110,622	$82,773	$535,163	$187,775

Basic earnings per common share:
As reported	$0.84	$0.67	$4.06	$1.57
Pro forma	$0.82	$0.64	$3.99	$1.46
Diluted earnings per common share:
As reported	$0.82	$0.66	$3.99	$1.53
Pro forma	$0.80	$0.63	$3.92	$1.43
      Pro forma expenses are based on the underlying value of the options granted by the Company. The fair value of each option grant is estimated on the date of grant using the Black-Scholes option pricing model and expensed over the vesting period. The following weighted average assumptions were used to calculate the fair value of options granted during the three and nine months ended September 30, 2005 and 2004:

	For the Three		For the Nine
	Months Ended		Months Ended
	September 30,		September 30,

	2005	2004(1)	2005	2004

Risk-free interest rate	4.1%	—	4.1%	2.9%
Expected life in years	5.0	—	5.0	5.0
Expected volatility	35.0%	—	35.1%	37.0%
Dividend yield	9.0%	—	9.0%	8.8%
Weighted average fair value per option	$3.96	—	$3.94	$4.19

(1)	There were no stock options granted during the three months ended September 30, 2004.

Federal and State Income Taxes and Excise Tax
      The Company intends to comply with the requirements of the Internal Revenue Code (“Code”) that are applicable to regulated investment companies (“RIC”) and real estate investment trusts

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
Note 2. Summary of Significant Accounting Policies, continued
(“REIT”). The Company and its subsidiaries that qualify as a RIC or a REIT intend to distribute or retain through a deemed distribution all of their annual taxable income to shareholders; therefore, the Company has made no provision for regular corporate income taxes for these entities. AC Corp is a corporation subject to federal and state income taxes and records a benefit or expense for income taxes as appropriate.
      If the Company does not distribute at least 98% of its annual taxable income in the year earned, the Company will generally be subject to a 4% excise tax on such income carried over for distribution in the following year. To the extent that the Company determines that its estimated current year annual taxable income will be in excess of estimated current year dividend distributions, the Company accrues excise taxes, if any, on estimated excess taxable income as taxable income is earned using an annual effective excise tax rate. The annual effective excise tax rate is determined by dividing the estimated annual excise tax by the estimated annual taxable income.

Per Share Information
      Basic earnings per common share is calculated using the weighted average number of common shares outstanding for the period presented. Diluted earnings per common share reflects the potential dilution that could occur if options to issue common stock were exercised into common stock. Earnings per share is computed after subtracting dividends on preferred shares.

Use of Estimates in the Preparation of Financial Statements
      The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from these estimates.
      The consolidated financial statements include portfolio investments at value of $3.2 billion and $3.0 billion at September 30, 2005, and December 31, 2004, respectively. At September 30, 2005, and December 31, 2004, 93% and 92%, respectively, of the Company’s total assets represented portfolio investments whose fair values have been determined by the Board of Directors in good faith in the absence of readily available market values. Because of the inherent uncertainty of valuation, the Board of Directors’ determined values may differ significantly from the values that would have been used had a ready market existed for the investments, and the differences could be material.

Recent Accounting Pronouncements
      In December 2004, the FASB issued Statement No. 123 (Revised 2004), Share-Based Payment (the “Statement”), which requires companies to recognize the grant-date fair value of stock options and other equity-based compensation issued to employees in the income statement. The Statement expresses no preference for a type of valuation model and was originally effective for most public companies’ interim or annual periods beginning after June 15, 2005. In April 2005, the Securities and Exchange Commission issued a rule deferring the effective date to January 1, 2006. The scope of the Statement includes a wide range of share-based compensation arrangements including share options,

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
Note 2. Summary of Significant Accounting Policies, continued
restricted share plans, performance-based awards, share appreciation rights, and employee share purchase plans. The Statement replaces FASB Statement No. 123, Accounting for Stock-Based Compensation, and supersedes APB Opinion No. 25, Accounting for Stock Issued to Employees. The Company has not yet selected a valuation model to value its stock based awards or adopted accounting policies regarding the method of recognizing the fair value of awards over the requisite service period. As a result, the Company has not yet determined the effects of the Statement on its financial position and results of operations. See Note 2 — Summary of Significant Accounting Policies — Stock Compensation Plans.
Note 3. Portfolio

Private Finance
      At September 30, 2005, and December 31, 2004, the private finance portfolio consisted of the following:

	2005			2004

	Cost	Value	Yield(1)	Cost	Value	Yield(1)
($ in thousands)
Loans and debt securities (2)	$2,132,770	$2,039,642	13.0%	$1,679,855	$1,602,869	13.9%
Equity securities	879,689	1,041,343		705,065	699,217

Total	$3,012,459	$3,080,985		$2,384,920	$2,302,086

(1)	The weighted average yield on loans and debt securities is computed as the (a) annual stated interest plus the annual amortization of loan origination fees, original issue discount, and market discount on accruing loans and debt securities less the annual amortization of loan origination costs, divided by (b) total loans and debt securities at value. At September 30, 2005, and December 31, 2004, the cost and value of loans and debt securities include the Class A equity interests in BLX and the guaranteed dividend yield on these equity interests is included in interest income. The weighted average yield is computed as of the balance sheet date.

(2)	The principal balance outstanding on loans and debt securities was $2.2 billion and $1.7 billion at September 30, 2005, and December 31, 2004, respectively. The difference between principal and cost is represented by unamortized loan origination fees and costs, original issue discounts, and market discounts totaling $28.0 million and $29.8 million at September 30, 2005, and December 31, 2004, respectively.
     The Company’s private finance investment activity principally involves providing financing through privately negotiated long-term debt and equity investments. The Company’s private finance investments are generally issued by private companies and are generally illiquid and subject to restrictions on resale.
      Private finance debt investments are generally structured as loans and debt securities that carry a relatively high fixed rate of interest, which may be combined with equity features, such as conversion privileges, or warrants or options to purchase a portion of the portfolio company’s equity at a pre-determined strike price, which is generally a nominal price for warrants or options in a private company. The annual stated interest rate is only one factor in pricing the investment relative to the Company’s rights and priority in the portfolio company’s capital structure, and will vary depending on many factors, including if the Company has received nominal cost equity or other components of investment return, such as loan origination fees or market discount. The stated interest rate may include some component of contractual payment-in-kind interest, which represents contractual interest accrued and added to the loan balance that generally becomes due at maturity. At

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
Note 3. Portfolio, continued
September 30, 2005, and December 31, 2004, approximately 87% and 94%, respectively, of the Company’s loans and debt securities had fixed interest rates, with the remaining having variable interest rates. Variable interest rates are generally set as a spread over LIBOR. Loans and debt securities generally have a maturity of five to ten years, with interest-only payments in the early years and payments of both principal and interest in the later years, although debt maturities and principal amortization schedules vary.
      Equity securities consist primarily of securities issued by private companies and may be subject to restrictions on their resale and are generally illiquid. The Company may incur costs associated with making buyout investments, such as legal, accounting and other professional fees associated with diligence, referral and investment banking fees, and other costs, which will be added to the cost basis of the Company’s equity investment. Equity securities generally do not produce a current return, but are held with the potential for investment appreciation and ultimate gain on sale.
      The Company’s largest investments at value at September 30, 2005, and December 31, 2004, were in Advantage Sales & Marketing, Inc. (“Advantage”) and Business Loan Express, LLC (“BLX”).
      In June 2004, the Company completed the purchase of a majority voting ownership in Advantage, which is subject to dilution by a management option pool. The Company’s investment totaled $257.7 million at cost and $435.4 million at value at September 30, 2005, and $258.7 million at cost and $283.0 million at value at December 31, 2004. Advantage is a leading sales and marketing agency providing outsourced sales, merchandising, and marketing services to the consumer packaged goods industry. Advantage has offices across the United States and is headquartered in Irvine, CA.
      Total interest and related portfolio income earned from the Company’s investment in Advantage for the three and nine months ended September 30, 2005 and 2004, was as follows:

	For the Three		For the Nine
	Months Ended		Months Ended
	September 30,		September 30,

	2005	2004	2005	2004
($ in millions)
Interest income	$7.8	$5.9	$23.3	$6.0
Fees and other income	1.8	1.5	4.9	4.4

Total interest and related portfolio income	$9.6	$7.4	$28.2	$10.4

      Interest income from Advantage for the three and nine months ended September 30, 2005, included interest income of $1.1 million and $3.4 million, respectively, that was paid in kind. Interest income from Advantage for the three and nine months ended September 30, 2004, included interest income of $1.1 million for both periods which was paid in kind. The interest paid in kind was paid to the Company through the issuance of additional debt.
      Net change in unrealized appreciation or depreciation for the three and nine months ended September 30, 2005, included $33.6 million and $153.5 million, respectively, of unrealized appreciation related to the Company’s investment in Advantage. Net change in unrealized appreciation or depreciation for the three and nine months ended September 30, 2004, did not include any change in unrealized appreciation or depreciation related to the Company’s investment in Advantage.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
Note 3. Portfolio, continued
      The Company’s investment in BLX totaled $285.6 million at cost and $356.3 million at value at September 30, 2005, and $280.4 million at cost and $335.2 million at value at December 31, 2004. BLX is a small business lender that participates in the U.S. Small Business Administration’s 7(a) Guaranteed Loan Program. At September 30, 2005, and December 31, 2004, the Company owned 94.9% of the voting Class C equity interests. BLX has an equity appreciation rights plan for management which will dilute the value available to the Class C equity interest holders. BLX is headquartered in New York, NY.
      Total interest and related portfolio income earned from the Company’s investment in BLX for the three and nine months ended September 30, 2005 and 2004, was as follows:

	For the Three		For the Nine
	Months Ended		Months Ended
	September 30,		September 30,

	2005	2004	2005	2004
($ in millions)
Interest income on subordinated debt and Class A equity interests	$3.6	$5.9	$10.5	$17.2
Dividend income on Class B equity interests	4.0	3.5	9.0	8.2
Fees and other income	2.3	2.8	7.0	9.7

Total interest and related portfolio income	$9.9	$12.2	$26.5	$35.1

      Interest and dividend income from BLX for the three and nine months ended September 30, 2005, included interest and dividend income of $1.7 million and $5.1 million, respectively, which was paid in kind. Interest and dividend income from BLX for the three and nine months ended September 30, 2004, included interest and dividend income of $6.2 million and $16.1 million, respectively, which was paid in kind. The interest and dividends paid in kind were paid to the Company through the issuance of additional debt or equity interests.
      Net change in unrealized appreciation or depreciation included a net increase in unrealized appreciation on the Company’s investment in BLX of $14.6 million and $15.9 million for the three and nine months ended September 30, 2005, respectively, and a net increase in unrealized appreciation of $3.1 million and a net decrease in unrealized appreciation of $6.2 million for the three and nine months ended September 30, 2004, respectively.
      At December 31, 2004, the Company’s subordinated debt investment in BLX was $44.6 million at cost and value. Effective January 1, 2005, this debt plus accrued interest of $0.2 million was exchanged for Class B equity interests, which are included in private finance equity interests. Since the subordinated debt is no longer outstanding, the amount of taxable income available to flow through to BLX’s equity holders will increase by the amount of interest that would have otherwise been paid on this debt.
      The Company had provided BLX with a $20 million revolving credit facility for working capital which matured on June 30, 2005. At December 31, 2004, there were no amounts outstanding under this facility.
      As a limited liability company, BLX’s taxable income flows through directly to its members. BLX’s annual taxable income generally differs from its book income for the fiscal year due to

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
Note 3. Portfolio, continued
temporary and permanent differences in the recognition of income and expenses. The Company holds all of BLX’s Class A and Class B interests, and 94.9% of the Class C interests. BLX’s taxable income is first allocated to the Class A interests to the extent that dividends are paid in cash or in kind on such interests, with the remainder being allocated to the Class B and Class C interests. BLX declares dividends on its Class B interests based on an estimate of its annual taxable income allocable to such interests.
      At the time of the corporate reorganization of BLX, Inc. from a C corporation to a limited liability company in 2003, for tax purposes BLX had a “built-in gain” representing the aggregate fair market value of its assets in excess of the tax basis of its assets. As a RIC, the Company will be subject to special built-in gain rules on the assets of BLX. Under these rules, taxes will be payable by the Company at the time and to the extent that the built-in gains on BLX’s assets at the date of reorganization are recognized in a taxable disposition of such assets in the 10-year period following the date of the reorganization. At such time, the built-in gains realized upon the disposition of these assets will be included in the Company’s taxable income, net of the corporate level taxes paid by the Company on the built-in gains. However, if these assets are disposed of after the 10-year period, there will be no corporate level taxes on these built-in gains.
      While the Company has no obligation to pay the built-in gains tax until these assets are disposed of in the future, it may be necessary to record a liability for these taxes in the future should the Company intend to sell the assets of BLX within the 10-year period. The Company estimates that its future tax liability resulting from the built-in gains at the date of BLX’s reorganization may total up to $40 million. At September 30, 2005, and December 31, 2004, the Company considered the increase in fair value of its investment in BLX due to BLX’s tax attributes as an LLC and has also considered the reduction in fair value of its investment due to these estimated built-in gain taxes in determining the fair value of its investment in BLX.
      As the controlling equity owner of BLX, the Company has provided an unconditional guaranty to the BLX credit facility lenders in an amount equal to 50% of the total obligations (consisting of principal, letters of credit issued under the facility, accrued interest, and other fees) on BLX’s three-year $275.0 million revolving credit facility, which includes a sub-facility for the issuance of letters of credit for up to a total of $50.0 million. The facility matures in January 2007. The amount guaranteed by the Company at September 30, 2005, was $136.2 million. This guaranty can be called by the lenders only in the event of a default by BLX. BLX was in compliance with the terms of its credit facility at September 30, 2005. At September 30, 2005, the Company had also provided four standby letters of credit totaling $35.6 million in connection with four term securitization transactions completed by BLX. In consideration for providing the guaranty and the standby letters of credit, BLX paid the Company fees of $1.6 million for both the three months ended September 30, 2005 and 2004, and $4.7 million and $4.4 million for the nine months ended September 30, 2005 and 2004, respectively.
      Other activities (at cost) in portfolio companies more than 25% owned, excluding changes in unrealized appreciation or depreciation, during the nine months ended September 30, 2005, included:

•	a partial repayment of $8.2 million of the Company’s investment in Avborne, Inc. (“Avborne”) as a result of the sale of certain of Avborne’s assets during the first quarter of 2005;

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
Note 3. Portfolio, continued

•	fundings of $94.3 million on Callidus Capital Corporation’s (“Callidus”) revolving line of credit related to its middle market underwriting and syndication facility, including $52.5 million to fund a senior loan to Triax Holdings, LLC (see below). Callidus repaid borrowings under this facility totaling $84.0 million during the nine months ended September 30, 2005, for a net increase in borrowings under the facility during the nine months ended September 30, 2005, of $10.3 million. Outstanding borrowings under this facility were $52.5 million and $42.2 million at September 30, 2005, and December 31, 2004, respectively.

•	the repayment of the Company’s debt and equity investment of $12.8 million in Fairchild Industrial Products Company;

•	a partial repayment of $14.6 million of the Company’s investment in ForeSite Towers, LLC (“ForeSite”) as a result of the sale of a portion of ForeSite’s assets during the second quarter of 2005 and an additional investment of $3.5 million during the third quarter of 2005;

•	the contribution to capital of existing debt securities of GAC Investments, Inc. (“GAC”)with a cost basis of $11.0 million, resulting in a decrease in the Company’s debt cost basis and an increase in the Company’s common stock cost basis in GAC during the first quarter of 2005. In addition, during the third quarter of 2005, the Company made an investment of $27.6 million in the common stock of GAC to fund the purchase of Triax Holdings, LLC (“Triax”), a new subsidiary of GAC, and also made subordinated loans of $50.4 million to Triax. Triax used the proceeds of the financing to acquire Tretinoin, the generic equivalent of a leading topical prescription acne medication, and other related assets, as well as to pay certain closing costs. Subsequent to September 30, 2005, Triax negotiated a purchase price adjustment of $45 million that reduced Triax’s purchase price. The proceeds from the $45 million purchase price adjustment were used to repay a portion of the senior loan made by Callidus. Following GAC’s investment in Triax, GAC changed its name to Triview Investments, Inc. (“Triview”);

•	an additional loan of $2.0 million to Gordian Group, Inc.;

•	the distribution of Diversified Group Administrators, Inc. from HealthASPex, Inc. (“HealthASPex”) to its shareholders (including the Company) and the redemption of the Company’s equity interest in HealthASPex;

•	a debt and equity investment of $67.8 million in Healthy Pet Corp.;

•	the repayment of the Company’s debt and equity investment of $15.9 million in Housecall Medical Resources, Inc.;

•	the repayment of the Company’s debt investment of $9.3 million in HMT, Inc.;

•	the repayment of the Company’s $66.1 million senior loan investment in Insight Pharmaceuticals Corporation (“Insight”) as a result of Insight’s senior debt refinancing;

•	an additional $9.5 million debt and equity investment in Mercury Air Centers, Inc. to finance an acquisition;

•	an additional $27.4 million debt investment in MVL Group, Inc. to finance an acquisition;

•	fundings of $7.7 million on Powell Plant Farms, Inc.’s (“Powell”) revolving credit facility for working capital. Powell repaid borrowings under this facility totaling $7.9 million, for net repayments under the facility during the nine months ended September 30, 2005, of $0.2 million;

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
Note 3. Portfolio, continued

•	the sale of the assets out of bankruptcy of Norstan Apparel Shops, Inc. (“Norstan”), which resulted in a realized loss during the second quarter of 2005. During the first quarter of 2005, the Company appointed three members to Norstan’s board of directors and had control of the board. Accordingly, the realized loss was included in the portfolio companies more than 25% owned category;

•	the repayment of the Company’s debt investment of $14.0 million in Redox Brands, Inc.;

•	a debt and equity investment of $40.4 million in Service Champ Inc.;

•	an additional investment of $8.8 million in Startec Global Communications Corporation to finance an acquisition; and

•	an additional debt investment of $8.4 million in STS Operating, Inc. (“STS”) to support the recapitalization of STS. In connection with the recapitalization, STS redeemed the Company’s preferred stock investment.
      The Company paid a fee to Callidus of $0.6 million in the second quarter of 2005 for the referral of Service Champ Inc. (“Service Champ”) and a fee of $1.2 million in the third quarter of 2005 for the referral of Triax. These fees have been included in the cost basis of the Company’s equity investment in Service Champ and Triview, respectively.
      On March 31, 2004, the Company sold its control investment in Hillman, which was one of the Company’s largest investments, for a total transaction value of $510 million, including the repayment of outstanding debt and adding the value of Hillman’s outstanding trust preferred shares. The Company was repaid its existing $44.6 million in outstanding debt. Total consideration to the Company from the sale at closing, including the repayment of debt, was $244.3 million, which included net cash proceeds of $196.8 million and the receipt of a new subordinated debt instrument of $47.5 million. During the second quarter of 2004, the Company sold a $5.0 million participation in its subordinated debt in Hillman to a third party, which reduced the Company’s investment, and no gain or loss resulted from the transaction. For the nine months ended September 30, 2004, the Company realized a gain of $150.2 million on the transaction including a gain of $1.2 million realized during the second quarter of 2004, resulting from post-closing adjustments, which provided additional cash consideration to the Company in the same amount. For the year ended December 31, 2004, the Company realized a gain of $150.3 million on the transaction.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
Note 3. Portfolio, continued
      At September 30, 2005, and December 31, 2004, loans and debt securities at value not accruing interest were as follows:

	2005	2004
($ in thousands)
Loans and debt securities in workout status (classified as Grade 4 or 5)
Companies more than 25% owned	$19,026	$34,374
Companies less than 5% owned	17,337	16,550
Loans and debt securities not in workout status
Companies more than 25% owned	55,771	29,368
Companies 5% to 25% owned	2,267	678
Companies less than 5% owned	77,615	15,864

Total	$172,016	$96,834

      The industry and geographic compositions of the private finance portfolio at value at September 30, 2005, and December 31, 2004, were as follows:

	2005	2004

Industry
Business services	40%	32%
Financial services	18	21
Consumer products	13	20
Industrial products	11	8
Healthcare services	6	8
Retail	2	2
Energy services	2	2
Broadcasting and cable	1	2
Other	7	5

Total	100%	100%

Geographic Region(1)
Mid-Atlantic	33%	40%
West	28	27
Midwest	19	15
Southeast	14	14
Northeast	6	4

Total	100%	100%

(1)	The geographic region for the private finance portfolio depicts the location of the headquarters for the Company’s portfolio companies. The portfolio companies may have a number of other locations.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
Note 3. Portfolio, continued

Commercial Real Estate Finance
      At September 30, 2005, and December 31, 2004, the commercial real estate finance portfolio consisted of the following:

	2005			2004

	Cost	Value	Yield(1)	Cost	Value	Yield(1)
($ in thousands)
CMBS bonds	$—	$—		$383,310	$373,805	14.6%
CDO bonds and preferred shares	—	—		212,590	212,573	16.8%
Commercial mortgage loans	123,023	121,166	6.6%	99,373	95,056	6.8%
Real estate owned	14,147	15,088		16,170	16,871
Equity interests	11,453	6,511		11,169	13,020

Total	$148,623	$142,765		$722,612	$711,325

(1)	The weighted average yield on the interest-bearing investments is computed as the (a) annual stated interest plus the annual amortization of loan origination fees, original issue discount, and market discount on accruing interest-bearing investments less the annual amortization of origination costs, divided by (b) total interest-bearing investments at value. The weighted average yield is computed as of the balance sheet date. Interest-bearing investments for the commercial real estate finance portfolio include all investments except for real estate owned and equity interests.
     CMBS Bonds and Collateralized Debt Obligation Bonds and Preferred Shares (“CDOs”). On May 3, 2005, the Company completed the sale of its portfolio of CMBS bonds and CDO bonds and preferred shares to affiliates of Caisse de dépôt et placement du Québec (the Caisse) for cash proceeds of $976.0 million and realized a net gain of $227.7 million, after transaction and other costs of $7.8 million. Transaction costs included investment banking fees, legal and other professional fees, and other transaction costs. Upon the closing of the sale, the Company settled all the hedge positions relating to these assets, which resulted in a net realized loss of $0.7 million, which has been included in the net realized gain on the sale. The value of these assets prior to their sale was determined on an individual security-by-security basis. The net gain realized upon the sale of $227.7 million reflects the total value received for the portfolio as a whole.
      Simultaneous with the sale of the Company’s CMBS and CDO portfolio, the Company entered into certain agreements with affiliates of the Caisse, including a platform assets purchase agreement, pursuant to which the Company agreed to sell certain additional commercial real estate-related assets to the Caisse, subject to certain adjustments and closing conditions, and a transition services agreement, pursuant to which the Company agreed to provide certain transition services for a limited transition period.
      The platform assets purchase agreement was completed on July 13, 2005, and the Company received total cash proceeds from the sale of the platform assets of approximately $5.3 million. No gain or loss resulted from the transaction. Under this agreement, the Company agreed not to invest in CMBS and real estate-related CDOs and refrain from certain other real estate-related investing or servicing activities for a period of three years, subject to certain limitations and excluding the Company’s existing portfolio and related activities.
      Services provided under the transition services agreement were completed on July 13, 2005. For the three and nine months ended September 30, 2005, the Company received a total of $0.3 million

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
Note 3. Portfolio, continued
and $1.4 million, respectively, under the transition services agreement as reimbursement for employee and administrative expenses.
      Commercial Mortgage Loans and Equity Interests. The commercial mortgage loan portfolio contains loans that were originated by the Company or were purchased from third-party sellers. At September 30, 2005, approximately 76% and 24% of the Company’s commercial mortgage loan portfolio was composed of fixed and adjustable interest rate loans, respectively. At December 31, 2004, approximately 94% and 6% of the Company’s commercial mortgage loan portfolio was composed of fixed and adjustable interest rate loans, respectively. As of September 30, 2005, and December 31, 2004, loans with a value of $20.7 million and $18.0 million, respectively, were not accruing interest. Loans greater than 120 days delinquent generally do not accrue interest.
      Equity interests consist primarily of equity securities issued by privately owned companies that invest in single real estate properties. These equity interests may be subject to restrictions on their resale and are generally illiquid. Equity interests generally do not produce a current return, but are generally held in anticipation of investment appreciation and ultimate realized gain on sale.
      The property types and the geographic composition securing the commercial mortgage loans and equity interests at value at September 30, 2005, and December 31, 2004, were as follows:

	2005	2004

Property Type
Hospitality	32%	49%
Housing	17	5
Office	15	17
Retail	14	21
Other(1)	22	8

Total	100%	100%

(1)	Other includes the Company’s investment in an originator of commercial mortgage loans.

	2005	2004

Geographic Region
Midwest	35%	30%
Mid-Atlantic	27	20
West	21	16
Southeast	12	26
Northeast	5	8

Total	100%	100%

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
Note 4. Debt
      At September 30, 2005, and December 31, 2004, the Company had the following debt:

	2005				2004

			Annual				Annual
	Facility	Amount	Interest		Facility	Amount	Interest
	Amount	Drawn	Cost(1)		Amount	Drawn	Cost(1)
($ in thousands)
Notes payable and debentures:
Unsecured notes payable	$939,835	$939,835	6.5%		$981,368	$981,368	6.5%
SBA debentures	28,500	28,500	7.5%		84,800	77,500	8.2%
OPIC loan	—	—			5,700	5,700	6.6%

Total notes payable and debentures	968,335	968,335	6.5%		1,071,868	1,064,568	6.6%
Revolving line of credit	722,500	—	—	(2)	552,500	112,000	6.3	%(2)

Total debt	$1,690,835	$968,335	6.8	%(2)	$1,624,368	$1,176,568	6.6	%(2)

(1)	The weighted average annual interest cost is computed as the (a) annual stated interest on the debt plus the annual amortization of commitment fees and other facility fees that are recognized into interest expense over the contractual life of the respective borrowings, divided by (b) debt outstanding on the balance sheet date.

(2)	There were no amounts drawn on the revolving line of credit at September 30, 2005. The annual interest cost for total debt includes the annual cost of commitment fees and other facility fees on the revolving line of credit regardless of the amount drawn on the facility as of the balance sheet date. The annual cost of commitment fees and other facility fees was $2.6 million at September 30, 2005. The stated interest rate payable on the revolving line of credit was 4.7% at December 31, 2004, which excluded the annual cost of commitment fees and other facility fees of $1.8 million.
  Notes Payable and Debentures
      Unsecured Notes Payable. The Company has issued unsecured long-term notes to private institutional investors. The notes require semi-annual interest payments until maturity and have original terms of five or seven years. At September 30, 2005, the notes had remaining maturities of one month to six years. The notes may be prepaid in whole or in part, together with an interest premium, as stipulated in the note agreement. During the second quarter of 2005, the Company repaid $40.0 million of the unsecured notes payable.
      The Company has issued five-year unsecured long-term notes denominated in Euros and Sterling for a total U.S. dollar equivalent of $15.2 million. The notes have fixed interest rates and have substantially the same terms as the Company’s existing unsecured notes. The Euro notes require annual interest payments and the Sterling notes require semi-annual interest payments until maturity. Simultaneous with issuing the notes, the Company entered into a cross currency swap with a financial institution which fixed the Company’s interest and principal payments in U.S. dollars for the life of the debt.
      On October 13, 2005, the Company issued $261.0 million of five-year and $89.0 million of seven-year unsecured long-term notes, primarily to insurance companies. The five- and seven-year notes have fixed interest rates of 6.2% and 6.3%, respectively, and have substantially the same terms as the Company’s existing unsecured long-term notes. The Company used a portion of the proceeds from the new long-term note issuance to repay $125.0 million of existing unsecured long-term notes that matured on October 15, 2005, and had an annual weighted average interest cost of 8.3%.
      SBA Debentures. At September 30, 2005, the Company had debentures payable to the SBA with original terms of ten years and at fixed interest rates ranging from 5.9% to 6.4%. At September 30, 2005, the debentures had remaining maturities of five to six years. The debentures

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
Note 4. Debt, continued
require semi-annual interest-only payments with all principal due upon maturity. The SBA debentures are subject to prepayment penalties if paid prior to the fifth anniversary date of the notes. During the first and third quarters of 2005, the Company repaid $31.0 million and $18.0 million, respectively, of the SBA debentures.
      The Company had a commitment from the SBA to borrow up to an additional $7.3 million above the current amount outstanding that expired on September 30, 2005.
      Scheduled Maturities. Scheduled future maturities of notes payable and debentures at September 30, 2005, were as follows:

Year	Amount Maturing

($ in thousands)
2005	$125,000
2006	175,000
2007	—
2008	153,000
2009	267,335
Thereafter	248,000

Total	$968,335

Revolving Line of Credit
      At December 31, 2004, the Company had an unsecured revolving line of credit with a committed amount of $552.5 million. During the first quarter of 2005, the Company expanded the committed amount under the unsecured revolving credit facility to $587.5 million and during the second quarter of 2005, the Company extended the maturity of the line of credit to April 2006 under substantially similar terms. The extension of the facility required payment of an extension fee of 0.3% on existing commitments and the interest rate on outstanding borrowings increased by 0.50% during the extension period. During the extension period, the facility generally bore interest at a rate, at the Company’s option, equal to (i) the one-month LIBOR plus 2.00%, (ii) the Bank of America, N.A. cost of funds plus 2.00% or (iii) the higher of the Bank of America, N.A. prime rate plus 0.50% or the Federal Funds rate plus 1.00%. During the extension period, the facility required an annual commitment fee equal to 0.25% of the committed amount.
      On September 30, 2005, the Company entered into a new unsecured revolving line of credit with a committed amount of $722.5 million. The revolving line of credit replaces the Company’s previous revolving line of credit and expires on September 30, 2008. On November 4, 2005, the Company expanded the committed amount under the revolving line of credit facility by $50.0 million, which brings the total committed amount to $772.5 million. The revolving line of credit may be expanded through new or additional commitments up to $922.5 million at the Company’s option. The revolving line of credit generally bears interest at a rate equal to (i) LIBOR (for the period the Company selects) plus 1.30% or (ii) the higher of the Federal Funds rate plus 0.50% or the Bank of America N.A. prime rate. The revolving line of credit requires the payment of an annual commitment fee equal to 0.20% of the committed amount. The revolving line of credit generally requires payments of

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
Note 4. Debt, continued
interest at the end of each LIBOR interest period, but no less frequently than quarterly, on LIBOR based loans and monthly payments of interest on other loans. All principal is due upon maturity.
      The annual cost of commitment fees and other facility fees was $2.6 million and $1.8 million at September 30, 2005, and December 31, 2004, respectively.
      The average debt outstanding on the revolving line of credit was $42.7 million and $77.9 million, respectively, for the nine months ended September 30, 2005 and 2004. The maximum amount borrowed under this facility and the weighted average stated interest rate for the nine months ended September 30, 2005 and 2004, were $263.3 million and 4.4%, respectively, and $353.0 million and 2.2%, respectively. As of September 30, 2005, the amount available under the revolving line of credit was $683.9 million, net of amounts committed for standby letters of credit of $38.6 million issued under the credit facility.

Covenant Compliance
      The Company has various financial and operating covenants required by the notes payable and debentures and the revolving line of credit. These covenants require the Company to maintain certain financial ratios, including debt to equity and interest coverage, and a minimum net worth. The Company’s credit facilities limit its ability to declare dividends if the Company defaults under certain provisions. As of September 30, 2005, and December 31, 2004, the Company was in compliance with these covenants.
Note 5. Guarantees
      In the ordinary course of business, the Company has issued guarantees and has extended standby letters of credit through financial intermediaries on behalf of certain portfolio companies. All standby letters of credit have been issued through Bank of America, N.A. As of September 30, 2005, and December 31, 2004, the Company had issued guarantees of debt, rental obligations, lease obligations and severance obligations aggregating $145.3 million and $100.2 million, respectively, and had extended standby letters of credit aggregating $38.6 million and $44.1 million, respectively. Under these arrangements, the Company would be required to make payments to third-party beneficiaries if the portfolio companies were to default on their related payment obligations. The maximum amount of potential future payments was $183.9 million and $144.3 million at September 30, 2005, and December 31, 2004, respectively. At September 30, 2005, and December 31, 2004, $0.3 million and $0.8 million, respectively, had been recorded as a liability for the Company’s guarantees and no amounts had been recorded as a liability for the Company’s standby letters of credit.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
Note 5. Guarantees, continued
      As of September 30, 2005, the guarantees and standby letters of credit expired as follows:

	Total	2005	2006	2007	2008	2009	After 2009
(in millions)
Guarantees	$145.3	$0.1	$1.0	$136.2	$—	$2.5	$5.5
Standby letters of credit(1)	38.6	—	—	—	38.6	—	—

Total	$183.9	$0.1	$1.0	$136.2	$38.6	$2.5	$5.5

(1)	Standby letters of credit are issued under the Company’s revolving line of credit that expires in September 2008. Therefore, unless a standby letter of credit is set to expire at an earlier date, it is assumed that the standby letters of credit will expire contemporaneously with the expiration of the Company’s line of credit in September 2008.
     In the ordinary course of business, the Company enters into agreements with service providers and other parties that may contain provisions for the Company to indemnify such parties under certain circumstances.
      At September 30, 2005, the Company had outstanding commitments to fund investments totaling $395.4 million, including $352.2 million related to private finance investments and $43.2 related to commercial real estate finance investments. In addition, during the fourth quarter of 2004 and the first quarter of 2005, the Company sold certain commercial mortgage loans that the Company may be required to repurchase under certain circumstances. These recourse provisions expire by April 2007. The aggregate outstanding principal balance of these sold loans was $11.7 million at September 30, 2005.
Note 6. Shareholders’ Equity
      The Company did not sell any common stock during the nine months ended September 30, 2005 or 2004. The Company issued 0.3 million shares of common stock with a value of $7.2 million as consideration for an additional investment in Mercury Air Centers, Inc. during the nine months ended September 30, 2005, and 0.1 million shares of common stock with a value of $3.2 million to acquire Legacy Partners Group, LLC during the nine months ended September 30, 2004.
      The Company issued 2.6 million shares and 1.5 million shares of common stock upon the exercise of stock options during the nine months ended September 30, 2005 and 2004, respectively.
      The Company has a dividend reinvestment plan, whereby the Company may buy shares of its common stock in the open market or issue new shares in order to satisfy dividend reinvestment requests. If the Company issues new shares, the issue price is equal to the average of the closing sale prices reported for the Company’s common stock for the five consecutive trading days immediately prior to the dividend payment date. For the nine months ended September 30, 2005 and 2004, the Company issued new shares in order to satisfy dividend reinvestment requests.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
Note 6. Shareholders’ Equity, continued
      Dividend reinvestment plan activity for the nine months ended September 30, 2005 and 2004, was as follows:

	For the Nine Months
	Ended September 30,

	2005	2004
(in thousands, except per share amounts)
Shares issued	268	167
Average price per share	$27.82	$26.34
Note 7. Earnings Per Common Share
      Earnings per common share for the three and nine months ended September 30, 2005 and 2004, were as follows:

	For the Three Months		For the Nine Months
	Ended September 30,		Ended September 30,

	2005	2004	2005	2004
(in thousands, except per share amounts)
Net increase in net assets resulting from operations	$113,168	$85,999	$544,674	$201,649
Less preferred stock dividends	—	—	—	(52)

Income available to common shareholders	$113,168	$85,999	$544,674	$201,597

Weighted average common shares outstanding — basic	135,322	129,304	134,110	128,812
Dilutive options outstanding to officers	2,736	1,888	2,559	2,675

Weighted average common shares outstanding — diluted	138,058	131,192	136,669	131,487

Basic earnings per common share	$0.84	$0.67	$4.06	$1.57

Diluted earnings per common share	$0.82	$0.66	$3.99	$1.53

Note 8. Employee Compensation Plans
      The Company has a deferred compensation plan. Amounts deferred by participants under the deferred compensation plan are funded to a trust, which is administered by trustees. The accounts of the deferred compensation trust are consolidated with the Company’s accounts. The assets of the trust are classified as other assets and the liability to the plan participants is included in other liabilities in the accompanying financial statements. The deferred compensation plan accounts at September 30, 2005, and December 31, 2004, totaled $16.3 million and $16.1 million, respectively.
      The Company has an Individual Performance Award (“IPA”) plan, which was established as a long-term incentive compensation program for certain officers. In conjunction with the program, the Board of Directors has approved a non-qualified deferred compensation plan (“DCP II”), which is

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
Note 8. Employee Compensation Plans, continued
administered through a trust by an independent third-party trustee. The administrator of the DCP II is the Compensation Committee of the Company’s Board of Directors (“DCP II Administrator”).
      The IPA, which is generally determined annually at the beginning of each year, is deposited in the trust in four equal installments, generally on a quarterly basis, in the form of cash. The Compensation Committee of the Board of Directors designed the DCP II to require the trustee to use the cash to purchase shares of the Company’s common stock in the open market. During the nine months ended September 30, 2005 and 2004, 0.2 million shares and 0.4 million shares, respectively, were purchased in the DCP II.
      All amounts deposited and then credited to a participant’s account in the trust, based on the amount of the IPA received by such participant, are credited solely for purposes of accounting and computation and remain assets of the Company and subject to the claims of the Company’s general creditors. Amounts credited to participants under the DCP II are immediately vested and generally non-forfeitable once deposited by the Company into the trust. A participant’s account shall generally become distributable only after his or her termination of employment, or in the event of a change of control of the Company. Upon the participant’s termination of employment, one-third of the participant’s account will be immediately distributed in accordance with the plan, one-half of the then current remaining balance will be distributed on the first anniversary of his or her employment termination date and the remainder of the account balance will be distributed on the second anniversary of the employment termination date. Distributions are subject to the participant’s adherence to certain non-solicitation requirements. All DCP II accounts will be distributed in a single lump sum in the event of a change of control of the Company. To the extent that a participant has an employment agreement, such participant’s DCP II account will be fully distributed in the event that such participant’s employment is terminated for good reason as defined under that participant’s employment agreement. The DCP II Administrator may also determine other distributable events and the timing of such distributions. Sixty days following a distributable event, the Company and each participant may, at the discretion of the Company, and subject to the Company’s trading window during that time, redirect the participant’s account to other investment options.
      During any period of time in which a participant has an account in the DCP II, any dividends declared and paid on shares of the Company’s common stock allocated to the participant’s account shall be reinvested by the trustee as soon as practicable in shares of the Company’s common stock purchased in the open market.
      The IPA amounts are contributed into the DCP II trust and invested in the Company’s common stock. The accounts of the DCP II are consolidated with the Company’s accounts. The common stock is classified as common stock held in deferred compensation trust in the accompanying financial statements and the deferred compensation obligation, which represents the amount owed to the employees, is included in other liabilities. Changes in the value of the Company’s common stock held in the deferred compensation trust are not recognized. However, the liability is marked to market with a corresponding charge or credit to employee compensation expense. At September 30, 2005, and December 31, 2004, common stock held in DCP II was $17.8 million and $13.5 million, respectively, and the IPA liability was $20.1 million and $13.1 million, respectively.
      The IPA expenses for the three and nine months ended September 30, 2005 and 2004, were as follows:

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
Note 8. Employee Compensation Plans, continued

	For the Three		For the Nine
	Months Ended		Months Ended
	September 30,		September 30,

	2005	2004	2005	2004
($ in millions)
Individual performance award (IPA) contributions	$1.7	$3.2	$5.5	$10.2
IPA mark to market expense (benefit)	(0.4)	(0.1)	1.5	(0.7)

Total IPA expense	$1.3	$3.1	$7.0	$9.5

      The Company also has an individual performance bonus (“IPB”) plan which was established in 2005. The IPB for 2005 will be distributed in cash to award recipients in equal bi-weekly installments as long as the recipient remains employed by the Company. If a recipient terminates employment during the year, any remaining cash payments under the IPB would be forfeited. For the three and nine months ended September 30, 2005, the IPB expense was $1.8 million and $5.4 million, respectively. The IPA and IPB expenses are included in employee expenses.
Note 9. Stock Option Plan
      The purpose of the stock option plan (“Option Plan”) is to provide officers and non-officer directors of the Company with additional incentives. Options are exercisable at a price equal to the fair market value of the shares on the day the option is granted. Each option states the period or periods of time within which the option may be exercised by the optionee, which may not exceed ten years from the date the option is granted. The options granted generally vest ratably over a three-to five-year period.
      All rights to exercise options terminate 60 days after an optionee ceases to be (i) a non-officer director, (ii) both an officer and a director, if such optionee serves in both capacities, or (iii) an officer (if such officer is not also a director) of the Company for any cause other than death or total and permanent disability. In the event of a change of control of the Company, all outstanding options will become fully vested and exercisable as of the change of control.
      There are 32.2 million shares authorized under the Option Plan. At September 30, 2005, and December 31, 2004, the number of shares available to be granted under the Option Plan was 2.6 million and 7.9 million, respectively. During the nine months ended September 30, 2005, options for 6.8 million shares were granted to employees under the Option Plan at a weighted average exercise price of $27.37 per share. During the nine months ended September 30, 2004, options for 7.9 million shares were granted to employees under the Option Plan at a weighted average exercise price of $28.47 per share. During the nine months ended September 30, 2005 and 2004, 1.5 million shares and 0.9 million shares, respectively, were forfeited under the Option Plan.
      Options were outstanding for 23.0 million shares and 20.4 million shares with a weighted average exercise price of $24.60 and $23.55 per share at September 30, 2005, and December 31, 2004, respectively.
Note 10. Dividends and Distributions and Excise Taxes
      The Company’s Board of Directors declared and the Company paid a dividend of $0.57 per common share for each of the first and second quarters of 2005 and 2004, and the third quarter of

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
Note 10. Dividends and Distributions and Excise Taxes, continued
2004. The Company’s Board of Directors declared and the Company paid a dividend of $0.58 per common share for the third quarter of 2005. These dividends totaled $231.2 million and $220.8 million for the nine months ended September 30, 2005 and 2004, respectively. The Company declared an extra cash dividend of $0.02 per share during 2004 and this was paid to shareholders on January 28, 2005.
      The Company’s Board of Directors also declared a dividend of $0.58 per common share for the fourth quarter of 2005.
      The Company currently estimates that its 2005 annual taxable income will be in excess of its dividend distributions from such taxable income in 2005, and that such estimated excess taxable income will be carried over for distribution in 2006. Accordingly, the Company has accrued an excise tax of $5.3 million on the estimated taxable income earned for the nine months ended September 30, 2005.
Note 11. Supplemental Disclosure of Cash Flow Information
      For the nine months ended September 30, 2005 and 2004, the Company paid interest of $44.2 million and $46.8 million, respectively.
      Principal collections related to investment repayments or sales included the collection of discounts previously amortized into interest income and added to the cost basis of a loan or debt security totaling $7.6 million and $4.7 million for the nine months ended September 30, 2005 and 2004, respectively.
      Non-cash operating activities for the nine months ended September 30, 2005, included the exchange of existing subordinated debt securities and accrued interest of BLX with a cost basis of $44.8 million for additional Class B equity interests (see Note 3); the exchange of debt securities and accrued interest of Coverall North America, Inc. with a cost basis of $24.2 million for new debt securities and warrants with a total cost basis of $26.8 million; the exchange of debt securities of Garden Ridge Corporation with a cost basis of $25.0 million for a new loan with a cost basis of $22.5 million; and the contribution to capital of existing debt securities of GAC Investments, Inc. (“GAC”) with a cost basis of $11.0 million, resulting in a decrease in the Company’s debt cost basis and an increase in the Company’s common stock cost basis in GAC (see Note 3). During the third quarter of 2005, GAC changed its name to Triview Investments, Inc.
      Non-cash operating activities for the nine months ended September 30, 2004, included notes or other securities received as consideration from the sale of investments of $53.9 million. The notes received for the nine months ended September 30, 2004, included a note received for $47.5 million in conjunction with the sale of the Company’s investment in Hillman (see Note 3). Non-cash operating activities for the nine months ended September 30, 2004, also included an exchange of $48.3 million of subordinated debt in certain predecessor companies of Advantage Sales & Marketing, Inc. for new subordinated debt in Advantage; an exchange of existing debt securities with a cost basis of $46.4 million for new debt and common stock in Startec Global Communications Corporation; an exchange of existing debt securities with a cost basis of $13.1 million for new debt of $11.3 million with the remaining cost basis attributed to equity in Fairchild Industrial Products Company; the repayment in kind of $10.0 million of existing subordinated debt in American Healthcare Services, Inc. with debt in MedBridge Healthcare, LLC; and an exchange of existing subordinated debt with a cost basis of $7.3 million for equity interests in an affiliate of Impact Innovations Group, LLC. In addition, GAC

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
Note 11. Supplemental Disclosure of Cash Flow Information, continued
acquired certain assets of Galaxy out of bankruptcy during the third quarter of 2004. The Company exchanged its $50.7 million debt investment in Galaxy for debt and equity in GAC to facilitate the asset acquisition.
      For the nine months ended September 30, 2005 and 2004, the Company’s non-cash financing activities included $7.5 million and $4.4 million, respectively, related to the issuance of common stock in lieu of cash distributions. In addition, the non-cash financing activities included the issuance of $7.2 million of the Company’s common stock as consideration for an additional investment in Mercury Air Centers, Inc. for the nine months ended September 30, 2005, and the issuance of $3.2 million of the Company’s common stock as consideration for an investment in Legacy Partners Group, LLC for the nine months ended September 30, 2004.
Note 12. Hedging Activities
      The Company has invested in commercial mortgage loans and CMBS and CDO bonds that were purchased at prices that are based in part on comparable Treasury rates. The Company has entered into transactions with one or more financial institutions to hedge against movement in Treasury rates on certain of the commercial mortgage loans and CMBS and CDO bonds. These transactions, referred to as short sales, involve the Company receiving the proceeds from the short sales of borrowed Treasury securities, with the obligation to replenish the borrowed Treasury securities at a later date based on the then current market price. Borrowed Treasury securities and the related obligations to replenish the borrowed Treasury securities at value, including accrued interest payable on the obligations, as of September 30, 2005, and December 31, 2004, consisted of the following:

($ in thousands)
Description of Issue	2005	2004

5-year Treasury securities, due December 2009	$—	$533
5-year Treasury securities, due April 2010	17,933	—
10-year Treasury securities, due February 2013	—	3,908
10-year Treasury securities, due February 2014	—	4,709
10-year Treasury securities, due August 2014	—	14,743
10-year Treasury securities, due November 2014	—	14,333

Total	$17,933	$38,226

      As of September 30, 2005, and December 31, 2004, the total obligations to replenish borrowed Treasury securities had decreased since the related original sale dates due to changes in the yield on the borrowed Treasury securities, resulting in unrealized appreciation on the obligations of $0.3 million for both dates.
      The net proceeds related to the sales of the borrowed Treasury securities were $17.8 million and $38.5 million at September 30, 2005, and December 31, 2004, respectively. Under the terms of the transactions, the Company had provided additional cash collateral of $0.1 million at September 30, 2005, and had received cash payments of $0.3 million at December 31, 2004, for the difference between the net proceeds related to the sales of the borrowed Treasury securities and the obligations to replenish the securities.
      The Company has deposited the proceeds related to the sales of the borrowed Treasury securities and the additional cash collateral with Wachovia Capital Markets, LLC under repurchase

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
Note 12. Hedging Activities, continued
agreements. The repurchase agreements are collateralized by U.S. Treasury securities and are settled weekly. As of September 30, 2005, the repurchase agreements were due on October 5, 2005, and had a weighted average interest rate of 3.2%. The weighted average interest rate on the repurchase agreements as of December 31, 2004, was 1.3%.
Note 13. Financial Highlights

	At and for the
	Nine Months Ended		At and for the
	September 30,		Year Ended
			December 31,
	2005(1)	2004	2004

Per Common Share Data
Net asset value, beginning of period	$14.87	$14.94	$14.94

Net investment income(2)	0.73	1.11	1.52
Net realized gains(2)(3)	2.11	1.34	0.88

Net investment income plus net realized gains(2)	2.84	2.45	2.40
Net change in unrealized appreciation or depreciation (2)(3)	1.15	(0.92)	(0.52)

Net increase in net assets resulting from operations (2)	3.99	1.53	1.88

Net decrease in net assets from shareholder distributions	(1.72)	(1.71)	(2.30)
Net increase in net assets from capital share transactions(2)	0.23	0.14	0.35

Net asset value, end of period	$17.37	$14.90	$14.87

Market value, end of period	$28.63	$24.39	$25.84
Total return(4)	18%	(7)%	1%
Ratios and Supplemental Data ($ and shares in thousands, except per share amounts)
Ending net assets	$2,366,986	$1,935,740	$1,979,778
Common shares outstanding at end of period	136,289	129,898	133,099
Diluted weighted average common shares outstanding	136,669	131,487	132,458
Employee and administrative expenses/average net assets	5.14%	3.31%	4.65%
Total operating expenses/average net assets	7.77%	6.32%	8.53%
Net investment income/average net assets	4.63%	7.66%	10.45%
Net increase in net assets resulting from operations/ average net assets	25.15%	10.56%	12.97%
Portfolio turnover rate	40.89%	20.19%	32.97%
Average debt outstanding	$1,058,420	$973,528	$985,616
Average debt per share(2)	$7.74	$7.40	$7.44

(1)	The results for the nine months ended September 30, 2005, are not necessarily indicative of the operating results to be expected for the full year.

(2)	Based on diluted weighted average number of common shares outstanding for the period.

(3)	Net realized gains and net change in unrealized appreciation or depreciation can fluctuate significantly from period to period. As a result, comparisons may not be meaningful.

(4)	Total return assumes the reinvestment of all dividends paid for the periods presented.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
Note 14. Litigation
      On June 23, 2004, the Company was notified by the SEC that the SEC is conducting an informal investigation of the Company. On December 22, 2004, the Company received letters from the U.S. Attorney for the District of Columbia requesting the preservation and production of information regarding the Company and Business Loan Express, LLC in connection with a criminal investigation. Based on the information available to the Company at this time, the inquiries appear to primarily pertain to matters related to portfolio valuation and the Company’s portfolio company, Business Loan Express, LLC. To date, the Company has produced materials in response to requests from both the SEC and the U.S. Attorney’s office, and certain current and former employees have provided testimony and have been interviewed by the staff of the SEC and the U.S. Attorney’s Office. The Company is voluntarily cooperating with these investigations.
      In addition, the Company is party to certain lawsuits in the normal course of business.
      While the outcome of these legal proceedings cannot at this time be predicted with certainty, the Company does not expect that the outcome of these proceedings will have a material effect upon the Company’s financial condition or results of operations.

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders
Allied Capital Corporation:
      We have reviewed the accompanying consolidated balance sheet of Allied Capital Corporation and subsidiaries, including the consolidated statement of investments, as of September 30, 2005, the related consolidated statements of operations for the three- and nine-month periods ended September 30, 2005 and 2004, and the consolidated statements of changes in net assets and cash flows and the financial highlights (included in Note 13) for the nine-month periods ended September 30, 2005 and 2004. These consolidated financial statements and financial highlights are the responsibility of the Company’s management.
      We conducted our reviews in accordance with standards of the Public Company Accounting Oversight Board (United States). A review of interim financial information consists principally of applying analytical procedures and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with standards of the Public Company Accounting Oversight Board (United States), the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.
      Based on our reviews, we are not aware of any material modifications that should be made to the consolidated financial statements and financial highlights referred to above for them to be in conformity with U.S. generally accepted accounting principles.
      We have previously audited, in accordance with standards of the Public Company Accounting Oversight Board (United States), the consolidated balance sheet of Allied Capital Corporation and subsidiaries as of December 31, 2004, and the related consolidated statements of operations, changes in net assets and cash flows (not presented herein), and the financial highlights (included in Note 13), for the year then ended; and in our report dated March 14, 2005, we expressed an unqualified opinion on those consolidated financial statements. In our opinion, the information set forth in the accompanying condensed consolidated balance sheet as of December 31, 2004, is fairly stated, in all material respects, in relation to the consolidated balance sheet from which it has been derived.
/s/ KPMG LLP
Washington, D.C.
November 4, 2005

NOTICE REGARDING INDEPENDENT PUBLIC ACCOUNTANTS’ REVIEW REPORT
      With respect to the unaudited interim financial information as of September 30, 2005 and for the nine-month periods ended September 30, 2005 and 2004, included herein, KPMG LLP has reported that they applied limited procedures in accordance with professional standards for a review of such information. However, their separate report included herein states that they did not audit and they do not express an opinion on that interim financial information. Accordingly, the degree of reliance on their report on such information should be restricted in light of the limited nature of the review procedures applied. The accountants are not subject to the liability provisions of Section 11 of the Securities Act of 1933 for their report on the unaudited interim financial information because that report is not a “report” or a “part” of the registration statement prepared or certified by the accountants within the meaning of Sections 7 and 11 of the Securities Act of 1933.

PROSPECTUS

20,000,000 Shares

Common Stock

We are an internally managed closed-end, non-diversified management investment company that has elected to be regulated as a business development company under the Investment Company Act of 1940.

Our investment objective is to achieve current income and capital gains. We seek to achieve our investment objective by investing in primarily private middle market companies in a variety of industries. No assurances can be given that we will continue to achieve our objective.

Please read this prospectus and the accompanying prospectus supplement before investing, and keep it for future reference. The prospectus and the accompanying prospectus supplement contain important information about us that a prospective investor should know before investing in our common stock. We file annual, quarterly and current reports, proxy statements and other information with the Securities and Exchange Commission. This information is available free of charge by contacting us at 1919 Pennsylvania Avenue, NW, Washington, DC, 20006 or by telephone at (202) 331-1112 or on our website at www.alliedcapital.com. The SEC also maintains a website at www.sec.gov that contains such information.

We may offer, from time to time, up to 20,000,000 shares of our common stock in one or more offerings.

The shares of common stock may be offered at prices and on terms to be described in one or more supplements to this prospectus. The offering price per share of our common stock less any underwriting commissions or discounts will not be less than the net asset value per share of our common stock at the time we make the offering.

Our common stock is traded on the New York Stock Exchange under the symbol “ALD.” As of September 26, 2005, the last reported sale price on the New York Stock Exchange for the common stock was $28.15.

You should review the information, including the risk of leverage, set forth under “Risk Factors” on page 10 of this prospectus before investing in our common stock.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.

This prospectus may not be used to consummate sales of shares of common stock unless accompanied by a prospectus supplement.

October 3, 2005

      We have not authorized any dealer, salesman or other person to give any information or to make any representation other than those contained in this prospectus or any accompanying supplement to this prospectus. You must not rely upon any information or representation not contained in this prospectus or the accompanying prospectus supplement as if we had authorized it. This prospectus and any prospectus supplement do not constitute an offer to sell or a solicitation of any offer to buy any security other than the registered securities to which they relate, nor do they constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction to any person to whom it is unlawful to make such an offer or solicitation in such jurisdiction. The information contained in this prospectus and any prospectus supplement is accurate as of the dates on their covers.

ABOUT THIS PROSPECTUS

      This prospectus is part of a registration statement that we have filed with the Securities and Exchange Commission using the “shelf” registration process. Under the shelf registration process, we may offer, from time to time, up to 20,000,000 shares of our common stock on the terms to be determined at the time of the offering. Shares of our common stock may be offered at prices and on terms described in one or more supplements to this prospectus. This prospectus provides you with a general description of the shares of our common stock that we may offer. Each time we use this prospectus to offer shares of our common stock, we will provide a prospectus supplement that will contain specific information about the terms of that offering. The prospectus supplement may also add, update or change information contained in this prospectus. Please carefully read this prospectus and any prospectus supplement together with the additional information described under “Where You Can Find Additional Information” in the “Prospectus Summary” and “Risk Factors” sections before you make an investment decision.

(i)

PROSPECTUS SUMMARY

      The following summary contains basic information about this offering. It may not contain all the information that is important to an investor. For a more complete understanding of this offering, we encourage you to read this entire prospectus and the documents that are referred to in this prospectus.

      In this prospectus or any accompanying prospectus supplement, unless otherwise indicated, “Allied Capital”, “we”, “us” or “our” refer to Allied Capital Corporation and its subsidiaries.

BUSINESS (Page 68)

      As a business development company, we are in the private equity business. We provide long-term debt and equity capital. We have participated in the private equity business since we were founded in 1958 and have financed thousands of companies nationwide. Our investment objective is to achieve current income and capital gains.

      We believe the private equity capital markets are important to the growth of small and middle market companies because such companies often have difficulty accessing the public debt and equity capital markets because their capital needs are too small to be attractive to the public markets, or because they are in need of long-term growth capital, which banks do not generally provide. We believe that we are well positioned to be a source of capital for such companies.

      We primarily invest in the American entrepreneurial economy. Our private finance portfolio includes investments in over 100 companies with aggregate annual revenue of over $10 billion and employ more than 90,000 people.

      Our investments are generally long-term in nature, privately negotiated, and no readily available market exists for them. This makes our investments highly illiquid and, as result, we cannot readily trade them. When we make an investment, we enter into a long-term arrangement where our ultimate exit from that investment may be five to ten years in the future.

      Our investment activity is primarily focused on making long-term investments in the debt and equity of primarily private middle market companies. Debt investments may include senior loans, second lien debt, unitranche debt (a single debt investment that is a blend of senior and subordinated debt), or subordinated debt (with or without equity features). Equity investments may include a minority equity stake in connection with a debt investment or a substantial equity stake in connection with a buyout transaction. In a buyout transaction, we generally invest in senior debt, subordinated debt and equity (preferred and/or voting or non-voting common) where our equity ownership represents a significant portion of the equity, but may or may not represent a controlling interest.

      The capital we provide is used by portfolio companies to fund growth, acquisitions, buyouts, recapitalizations, note purchases, bridge financings, or other types of financings. We generally target companies in less cyclical industries in the middle market with, among other things, high return on invested capital, management teams with meaningful equity ownership, well-constructed balance sheets, and that have the ability to generate free cash flow.

      As a private equity investor, we spend significant time and effort identifying, structuring, performing due diligence, monitoring, developing, valuing and ultimately exiting our investments. Each investment is subject to an extensive due diligence process. It is not uncommon for a single investment to take from two months to a full year to complete, depending on the complexity of the transaction.

      Our investments are typically structured to provide recurring cash flow in the form of interest income to us as the investor. In addition to earning interest income, we may structure our investments to generate income from management, consulting, diligence, structuring, or other fees. We may also enhance our total return through capital gains through equity features, such as nominal cost warrants, or by investing in equity investments.

      We have elected to be taxed as a regulated investment company under the Internal Revenue Code of 1986, as amended, which we refer to as the Code. Our status as a regulated investment company generally eliminates a corporate level income tax on taxable income we timely distribute to our stockholders as dividends, if certain requirements are met. See “Tax Status”. We pay regular quarterly dividends based upon an estimate of annual taxable income. Since 1963, our portfolio has generally provided sufficient ordinary taxable income and net capital gains to sustain or grow our dividends over time.

      We are a Maryland corporation and a closed-end, non-diversified management investment company that has elected to be regulated as a business development company under the Investment Company Act of 1940, which we refer to as the “1940 Act.”

      As a business development company, we are required to meet certain regulatory tests, the most significant relating to our investments and borrowings. A business development company is required to invest at least 70% of its assets in eligible portfolio companies. A business development company must also maintain a coverage ratio of assets to senior securities of at least 200%. See “Certain Government Regulations.”

      Our executive offices are located at 1919 Pennsylvania Avenue, NW, Washington, DC, 20006 and our telephone number is (202) 331-1112. In addition, we have regional offices in New York, Chicago and Los Angeles.

      Our Internet website address is www.alliedcapital.com. Information contained on our website is not incorporated by reference into this prospectus and you should not consider information contained on our website to be part of this prospectus.

      Our common stock is traded on the New York Stock Exchange under the symbol “ALD.”

DETERMINATION OF

NET ASSET VALUE (Page 89)

      Our portfolio investments are generally recorded at fair value as determined in good faith by our Board of Directors in the absence of readily available public market values.

      Pursuant to the requirements of the 1940 Act, we value substantially all of our portfolio investments at fair value as determined in good faith by the Board of Directors on a quarterly basis. Since there is typically no readily available market value for the investments in our portfolio, our Board of Directors determines in good faith the fair value of these portfolio investments pursuant to a valuation policy and a consistently applied valuation process.

      There is no single standard for determining fair value in good faith. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment while employing a consistently applied valuation process for the types of investments we make. Unlike banks, we are not permitted to provide a general reserve for anticipated loan losses. Instead we are required to specifically value each individual investment and record unrealized depreciation for an investment that we believe has become impaired including where collection of a loan or realization of an equity security is doubtful or when the enterprise value of the company does not currently support the cost of our debt or equity investment. Enterprise value means the entire value of the company to a potential buyer including the sum of the values of all debt and equity securities used to capitalize the enterprise at a point in time. Conversely, we will record unrealized appreciation if we believe that the underlying portfolio company has appreciated in value and, therefore, our equity security has also appreciated in value. Without a readily available market value and because of the inherent uncertainty of valuation, the fair value of our investments determined in good faith by the Board of Directors may differ significantly from the values that would have been used had a ready market existed for the investments, and the differences could be material.

      We adjust the valuation of our portfolio quarterly to reflect the change in the value of each investment in our portfolio. Any changes in value are recorded in our statement of operations as “net change in unrealized appreciation or depreciation.”

PLAN OF DISTRIBUTION (Page 130)

      We may offer, from time to time, up to 20,000,000 shares of our common stock, on terms to be determined at the time of the offering.

      Shares of our common stock may be offered at prices and on terms described in one or more supplements to this prospectus. The offering price per share of our common stock less any underwriting commission or discount will not be less than the net asset value per share of our common stock at the time we make the offering.

      Our shares of common stock may be offered directly to one or more purchasers, through agents designated from time to time by us, or to or through underwriters or dealers. The supplement to this prospectus relating to the offering will identify any agents or underwriters involved in the sale of our shares of common stock, and will set forth any applicable purchase price, fee and commission or discount arrangement or the basis upon which such amount may be calculated.

      We may not sell shares of common stock pursuant to this prospectus without delivering a prospectus supplement describing the method and terms of the offering of such shares.

USE OF PROCEEDS (Page 18)

      We intend to use the net proceeds from selling shares of common stock for general corporate purposes, which includes investing in debt or equity securities in primarily privately negotiated transactions, repayment of indebtedness, acquisitions and other general corporate purposes. The supplement to this prospectus relating to an offering will more fully identify the use of the proceeds from such offering.

PRICE RANGE OF COMMON STOCK AND DISTRIBUTIONS (Page 19)

      We intend to pay quarterly dividends to holders of our common stock. The amount of our quarterly dividends is determined by our Board of Directors on a quarterly basis.

DIVIDEND REINVESTMENT PLAN (Page 123)

      We maintain an “opt in” dividend reinvestment plan for our common shareholders. As a result, if our Board of Directors declares a dividend, then our shareholders that have not “opted in” to our dividend reinvestment plan will receive cash dividends. New shareholders must notify our transfer agent in writing if they wish to enroll in the dividend reinvestment plan.

RISK FACTORS (Page 10)

      Investment in our shares of common stock involves a number of significant risks relating to our business and our investment objective that you should consider before purchasing our shares of common stock.

      Our portfolio of investments is generally illiquid. Our portfolio includes securities primarily issued by private companies. These investments may involve a high degree of business and financial risk; they are illiquid, and may not produce current returns or capital gains. If we were forced to immediately liquidate some or all of the investments in the portfolio, the proceeds of such liquidation would be significantly less than the current value of such investments. We may be required to liquidate some or all of our portfolio investments to meet our debt service obligations or in the event we are required to fulfill our obligations under agreements pursuant to which we guarantee the repayment of indebtedness by third parties.

      An economic slowdown may affect the ability of a portfolio company to engage in a liquidity event, which is a transaction that involves the sale or recapitalization of all or part of a portfolio company. These conditions could lead to financial losses in our portfolio and a decrease in our revenues, net income and assets. Numerous other factors may affect a borrower’s ability to repay its loan, including the failure to meet its business plan, a downturn in its industry or negative economic conditions.

      Our total investment in companies may be significant individually or in the aggregate. As a result, if a significant investment in one or more companies fails to perform as expected, our financial results could be more negatively affected and the magnitude of the loss could be more significant than if we had made smaller investments in more companies.

      We may not borrow money unless we maintain asset coverage for indebtedness of at least 200% which may affect returns to shareholders. We borrow funds to make investments. As a result, we are exposed to the risks of leverage, which may be considered a speculative investment technique. Borrowings, also known as leverage, magnify the potential for gain and loss on amounts invested and therefore increase the risks associated with investing in our securities.

      A large number of entities and individuals compete for the same kind of investment opportunities as we do. Increased competition would make it more difficult for us to purchase or originate investments at attractive prices. As a result of this competition, sometimes we may be precluded from making otherwise attractive investments.

      Our business of making private equity investments and positioning them for liquidity events also may be affected by current and future market conditions. The absence of an active senior lending environment may slow the amount of private equity investment activity generally. As a result, the pace of our investment activity may slow.

      To maintain our status as a business development company, we must not acquire any assets other than “qualifying assets” unless, at the time of and after giving effect to such acquisition, at least 70% of our total assets are qualifying assets.

      We may not be able to pay dividends and failure to qualify as a regulated investment company for tax purposes could have a material adverse effect on our total return, if any.

      Also, we are subject to certain risks associated with valuing our portfolio, changing interest rates, accessing additional capital, fluctuating financial results, and operating in a regulated environment.

      Our common stock price may be volatile due to market factors that may be beyond our control.

CERTAIN ANTI-TAKEOVER

PROVISIONS (Page 126)

      Our charter and bylaws, as well as certain statutory and regulatory requirements, contain certain provisions that may have the effect of discouraging a third party from making an acquisition proposal for Allied Capital. These anti-takeover provisions may inhibit a change in control in circumstances that could give the holders of our common stock the opportunity to realize a premium over the market price for our common stock.

FEES AND EXPENSES

     This table describes the various costs and expenses that an investor in our shares of common stock will bear directly or indirectly.

Shareholder Transaction Expenses
Sales load (as a percentage of offering price)(1)	—%
Dividend reinvestment plan fees(2)	None
Annual Expenses (as a percentage of consolidated net assets attributable to common stock)(3)
Operating expenses(4)	6.2%
Interest payments on borrowed funds(5)	3.3%

Total annual expenses(6)(7)	9.5%

(1)	In the event that the shares of common stock to which this prospectus relates are sold to or through underwriters, a corresponding prospectus supplement will disclose the applicable sales load.

(2)	The expenses of our dividend reinvestment plan are included in “Operating expenses.” We do not have a stock purchase plan. The participants in the dividend reinvestment plan will bear a pro rata share of brokerage commissions incurred with respect to open market purchases or sales, if any. See “Dividend Reinvestment Plan.”

(3)	“Consolidated net assets attributable to common stock” equals net assets (i.e., total consolidated assets less total consolidated liabilities), which at June 30, 2005, was $2,281.3 million.

(4)	“Operating expenses” represent our estimated operating expenses for the year ending December 31, 2005, excluding interest on indebtedness. This percentage for the year ended December 31, 2004, was 4.5%. See “Management” and “Compensation of Executive Officers and Directors.”

(5)	The “Interest payments on borrowed funds” represents our estimated interest expense for the year ending December 31, 2005. We had outstanding borrowings of $986.5 million at June 30, 2005. This percentage for the year ended December 31, 2004, was 3.8%. See “Risk Factors.”

(6)	“Total annual expenses” as a percentage of consolidated net assets attributable to common stock are higher than the total annual expenses percentage would be for a company that is not leveraged. We borrow money to leverage our net assets and increase our total assets. The SEC requires that “Total annual expenses” percentage be calculated as a percentage of net assets, rather than the total assets, including assets that have been funded with borrowed monies. If the “Total annual expenses” percentage were calculated instead as a percentage of consolidated total assets, our “Total annual expenses” would be 6.5% of consolidated total assets.

(7)	The holders of shares of our common stock (and not the holders of our debt securities or preferred stock, if any) indirectly bear the cost associated with our annual expenses.

Example

     The following example, required by the SEC, demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in us. In calculating the following expense amounts, we assumed we would have no additional leverage and that our operating expenses would remain at the levels set forth in the table above. In the event that shares to which this prospectus relates are sold to or through underwriters, a corresponding prospectus supplement will restate this example to reflect the applicable sales load.

	1 Year	3 Years	5 Years	10 Years

You would pay the following expenses on a $1,000 investment, assuming a 5.0% annual return	$137	$316	$490	$904

     Although the example assumes (as required by the SEC) a 5.0% annual return, our performance will vary and may result in a return of greater or less than 5.0%. In addition, while the example assumes reinvestment of all dividends and distributions at net asset value, participants in the dividend reinvestment plan may receive shares of common stock that we issue at or above net asset value or are purchased by the administrator of the dividend reinvestment plan, at the market price in effect at the time, which may be higher than, at, or below net asset value.

The example should not be considered a representation of future expenses, and the actual expenses may be greater or less than those shown.

SELECTED CONDENSED CONSOLIDATED FINANCIAL DATA

      You should read the condensed consolidated financial information below with the Consolidated Financial Statements and Notes thereto included in this prospectus. Financial information at and for the years ended December 31, 2004, 2003, and 2002, has been derived from our financial statements that were audited by KPMG LLP. Financial information at and for the years ended December 31, 2001 and 2000, has been derived from our financial statements that were audited by Arthur Andersen LLP. For important information about Arthur Andersen LLP, see the section entitled “Notice Regarding Arthur Andersen LLP.” Quarterly financial information is derived from unaudited financial data, but in the opinion of management, reflects all adjustments (consisting only of normal recurring adjustments) which are necessary to present fairly the results for such interim periods. Interim results at and for the six months ended June 30, 2005, are not necessarily indicative of the results that may be expected for the year ending December 31, 2005. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations” on page 20 for more information.

	Six Months Ended
	June 30,		Year Ended December 31,

(in thousands,	2005(6)	2004	2004	2003	2002	2001	2000
except per share data)

	(unaudited)
Operating Data:
Interest and related portfolio income:
Interest and dividends	$156,275	$147,712	$319,642	$290,719	$264,042	$240,464	$182,307
Loan prepayment premiums and premiums from loan dispositions	2,530	4,017	5,502	8,172	2,776	2,504	16,138
Fees and other income	22,321	17,536	41,946	30,338	43,110	46,142	13,144

Total interest and related portfolio income	181,126	169,265	367,090	329,229	309,928	289,110	211,589

Expenses:
Interest	39,379	37,096	75,650	77,233	70,443	65,104	57,412
Employee	38,333	24,275	53,739	36,945	33,126	29,656	26,025
Administrative	43,802	14,903	34,686	22,387	21,504	15,299	15,435

Total operating expenses	121,514	76,274	164,075	136,565	125,073	110,059	98,872

Net investment income before income taxes	59,612	92,991	203,015	192,664	184,855	179,051	112,717
Income tax expense (benefit), including excise tax	5,593	(544)	2,057	(2,466)	930	(412)	—

Net investment income	54,019	93,535	200,958	195,130	183,925	179,463	112,717

Net realized and unrealized gains (losses):
Net realized gains	217,781	174,453	117,240	75,347	44,937	661	15,523
Net change in unrealized appreciation or depreciation	159,706	(152,338)	(68,712)	(78,466)	(571)	20,603	14,861

Total net gains (losses)	377,487	22,115	48,528	(3,119)	44,366	21,264	30,384

Net increase in net assets resulting from operations	$431,506	$115,650	$249,486	$192,011	$228,291	$200,727	$143,101

Per Share:
Diluted earnings per common share	$3.17	$0.88	$1.88	$1.62	$2.20	$2.16	$1.94
Dividends per common share(1)	$1.14	$1.14	$2.30	$2.28	$2.23	$2.01	$1.82
Weighted average common shares outstanding – diluted(2)	135,982	131,620	132,458	118,351	103,574	93,003	73,472

	At June 30,	At December 31,

(in thousands,	2005(6)	2004	2003	2002	2001	2000
except per share data)
	(unaudited)
Balance Sheet Data:
Portfolio at value	$2,714,336	$3,013,411	$2,584,599	$2,488,167	$2,329,590	$1,788,001
Total assets	3,365,537	3,260,998	3,019,870	2,794,319	2,460,713	1,853,817
Total debt outstanding(3)	986,512	1,176,568	954,200	998,450	1,020,806	786,648
Preferred stock issued to Small Business Administration(3)	—	—	6,000	7,000	7,000	7,000
Shareholders’ equity	2,281,287	1,979,778	1,914,577	1,546,071	1,352,123	1,029,692
Shareholders’ equity per common share (net asset value)(4)	$17.01	$14.87	$14.94	$14.22	$13.57	$12.11
Common shares outstanding at period end(2)	134,131	133,099	128,118	108,698	99,607	85,057

	Six Months
	Ended June 30,		Year Ended December 31,

	2005(6)	2004	2004	2003	2002	2001	2000

	(unaudited)
Other Data:
Investments funded	$654,908	$795,080	$1,524,523	$931,450	$506,376	$680,329	$901,545
Principal collections related to investment repayments or sales	1,090,813	430,882	909,189	788,328	356,641	204,441	391,275
Realized gains	259,424	204,004	267,702	94,305	95,562	10,107	28,604
Realized losses	(41,643)	(29,551)	(150,462)	(18,958)	(50,625)	(9,446)	(13,081)

	2005		2004				2003

(in thousands,	Qtr 2(6)	Qtr 1	Qtr 4	Qtr 3	Qtr 2	Qtr 1	Qtr 4	Qtr 3	Qtr 2	Qtr 1
except per share data)
Quarterly Data (unaudited):
Total interest and related portfolio income	$86,207	$94,919	$100,962	$96,863	$87,500	$81,765	$90,015	$88,870	$77,214	$73,130
Net investment income	15,267	38,752	54,678	52,745	48,990	44,545	54,254	53,608	44,598	42,670
Net increase in net assets resulting from operations	311,885	119,621	47,837	85,999	95,342	20,308	78,454	33,744	59,940	19,873
Diluted earnings per common share	2.29	0.88	0.35	0.66	0.73	0.15	0.62	0.28	0.52	0.18
Dividends declared per common share(5)	0.57	0.57	0.59	0.57	0.57	0.57	0.57	0.57	0.57	0.57
Net asset value per common share(4)	17.01	15.22	14.87	14.90	14.77	14.60	14.94	14.46	14.23	14.05

(1)	Dividends are based on taxable income, which differs from income for financial reporting purposes.

(2)	Excludes 234,977 common shares held in the deferred compensation trust at and for the year ended December 31, 2000.

(3)	See “Senior Securities” on page 64 for more information regarding our level of indebtedness.
(4)	We determine net asset value per common share as of the last day of the period presented. The net asset values shown are based on outstanding shares at the end of each period presented.
(5)	Dividends declared per common share for the fourth quarter of 2004 included the regular quarterly dividend of $0.57 per common share and an extra dividend of $0.02 per common share.
(6)	As discussed below, we completed the sale of our portfolio of CMBS and CDO investments on May 3, 2005. See “Managements Discussion and Analysis of Financial Condition and Results of Operations” for further discussion.

WHERE YOU CAN FIND

ADDITIONAL INFORMATION

      We have filed with the SEC a registration statement on Form N-2 together with all amendments and related exhibits under the Securities Act of 1933. The registration statement contains additional information about us and the securities being offered by this prospectus. You may inspect the registration statement and the exhibits without charge at the SEC at 100 F Street, NE, Washington, DC 20549. You may obtain copies from the SEC at prescribed rates.

      We file annual, quarterly and current reports, proxy statements and other information with the SEC. You can inspect our SEC filings, without charge, at the SEC’s Public Reference Room at 100 F Street, NE, Washington, DC 20549. The SEC also maintains a web site at http://www.sec.gov that contains our SEC filings. You can also obtain copies of these materials from the SEC’s Public Reference Room at 100 F Street, NE, Washington, DC 20549, at prescribed rates. Please call the SEC at 1-800-SEC-0330 for further information on the Public Reference Room. Copies may also be obtained, after paying a duplicating fee, by electronic request to publicinfo@sec.gov or by written request to Public Reference Section, Washington, DC 20549. You can also inspect reports and other information we file at the offices of the New York Stock Exchange, and you are able to inspect those at 20 Broad Street, New York, NY 10005.

RISK FACTORS

      Investing in Allied Capital involves a number of significant risks relating to our business and investment objective. As a result, there can be no assurance that we will achieve our investment objective.

      Our portfolio of investments is illiquid. We generally acquire our investments directly from the issuer in privately negotiated transactions. The majority of the investments in our portfolio are typically subject to restrictions on resale or otherwise have no established trading market. We typically exit our investments when the portfolio company has a liquidity event such as a sale, recapitalization, or initial public offering of the company. The illiquidity of our investments may adversely affect our ability to dispose of debt and equity securities at times when we may need to or when it may be otherwise advantageous for us to liquidate such investments. In addition, if we were forced to immediately liquidate some or all of the investments in the portfolio, the proceeds of such liquidation would be significantly less than the current value of such investments.

      Investing in private companies involves a high degree of risk. Our portfolio primarily consists of long-term loans to and investments in middle market private companies. Investments in private businesses involve a high degree of business and financial risk, which can result in substantial losses for us in those investments and accordingly should be considered speculative. There is generally no publicly available information about the companies in which we invest, and we rely significantly on the diligence of our employees and agents to obtain information in connection with our investment decisions. If we are unable to identify all material information about these companies, among other factors, we may fail to receive the expected return on our investment or lose some or all of the money invested in these companies. In addition, these businesses may have shorter operating histories, narrower product lines, smaller market shares and less experienced management than their competition and may be more vulnerable to customer preferences, market conditions, loss of key personnel, or economic downturns, which may adversely affect the return on, or the recovery of, our investment in such businesses. As an investor, we are subject to the risk that a portfolio company may make a business decision that does not serve our interest, which could decrease the value of our investment.

      Substantially all of our portfolio investments are recorded at fair value as determined in good faith by our Board of Directors and, as a result, there is uncertainty regarding the value of our portfolio investments. At June 30, 2005, portfolio investments recorded at fair value were approximately 80% of our total assets. Pursuant to the requirements of the 1940 Act, we value substantially all of our investments at fair value as determined in good faith by our Board of Directors on a quarterly basis. Since there is typically no readily available market value for the investments in our portfolio, our Board of Directors determines in good faith the fair value of these investments pursuant to a valuation policy and a consistently applied valuation process.

      There is no single standard for determining fair value in good faith. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment while employing a consistently applied valuation process for the types of investments we make. Unlike banks, we are not permitted to provide a general reserve for anticipated loan losses; we are instead required by the 1940 Act to specifically value each individual investment on a quarterly basis and record unrealized depreciation for an investment that we believe has become impaired, including where collection of a loan or realization of an equity security is doubtful, or when the enterprise value of the portfolio company does not currently support the cost of our debt or equity investment. Enterprise value means the entire value of the company to a potential buyer, including the sum of the values of debt and equity securities used to capitalize the enterprise at a point in time. We will record unrealized appreciation if we believe that the underlying portfolio company has appreciated in value and, therefore, our equity security has also appreciated in value. Without a readily available market value and because of the inherent uncertainty of valuation, the fair value of our investments determined in good faith by the Board of Directors may differ significantly from the values that would have been used had a ready market existed for the investments, and the differences could be material. Our net asset value could be affected if our determination of the fair value of our investments is materially different than the value that we ultimately realize.

      We adjust quarterly the valuation of our portfolio to reflect the Board of Directors’ determination of the fair value of each investment in our portfolio. Any changes in fair value are recorded in our statement of operations as net change in unrealized appreciation or depreciation.

      Economic recessions or downturns could impair our portfolio companies and harm our operating results. Many of the companies in which we have made or will make investments may be susceptible to economic slowdowns or recessions. An economic slowdown may affect the ability of a company to repay our loans or engage in a liquidity event such as a sale, recapitalization, or initial public offering. Our nonperforming assets are likely to increase and the value of our portfolio is likely to decrease during these periods. These conditions could lead to financial losses in our portfolio and a decrease in our revenues, net income, and assets.

      Our business of making private equity investments and positioning them for liquidity events also may be affected by current and future market conditions. The absence of an active senior lending environment or a slow down in middle market merger and acquisition activity may slow the amount of private equity investment activity generally. As a result, the pace of our investment activity may slow. In addition, significant changes in the capital markets could have an effect on the valuations of private companies and on the potential for liquidity events involving such companies. This could affect the timing of exit events in our portfolio and could negatively affect the amount of gains or losses upon exit.

      Our borrowers may default on their payments, which may have a negative effect on our financial performance. We primarily make long-term unsecured, subordinated loans and invest in equity securities, which may involve a higher degree of repayment risk. We primarily invest in companies that may have limited financial resources, may be highly leveraged and may be unable to obtain financing from traditional sources. Numerous factors may affect a borrower’s ability to repay its loan, including the failure to meet its business plan, a downturn in its industry, or negative economic conditions. A portfolio company’s failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, termination of its loans or foreclosure on its secured assets, which could trigger cross defaults under other agreements and jeopardize our portfolio company’s ability to meet its obligations under the loans or debt securities that we hold. In addition, our portfolio companies may have, or may be permitted to incur, other debt that ranks senior to or equally with our securities. This means that payments on such senior-ranking securities may have to be made before we receive any payments on our loans or debt securities. Deterioration in a borrower’s financial condition and prospects may be accompanied by deterioration in any related collateral and may have a negative effect on our financial results.

      Our private finance investments may not produce current returns or capital gains. Our private finance investments are typically structured as unsecured debt securities with a relatively high fixed rate of interest and with equity features such as conversion rights, warrants, or options, or as buyouts of companies where we invest in debt and equity securities. As a result, our private finance investments are generally structured to generate interest income from the time they are made and may also produce a realized gain from an accompanying equity feature. We cannot be sure that our portfolio will generate a current return or capital gains.

      Our financial results could be negatively affected if a significant portfolio investment fails to perform as expected. Our total investment in companies may be significant individually or in the aggregate. As a result, if a significant investment in one or more companies fails to perform as expected, our financial results could be more negatively affected and the magnitude of the loss could be more significant than if we had made smaller investments in more companies. At June 30, 2005, our largest investments at value were in Advantage Sales & Marketing, Inc. and Business Loan Express, LLC and represented 12.1% and 10.1% of our total assets, respectively, and 10.2% and 9.2% of our total interest and related portfolio income for the six months ended June 30, 2005, respectively.

      Our financial results could be negatively affected if Business Loan Express fails to perform as expected. Business Loan Express, LLC (BLX) is one of our largest portfolio investments. Our financial results could be negatively affected if BLX, as a portfolio company, fails to perform as expected or if government funding for, or regulations related to the Small Business Administration 7(a) Guaranteed Loan Program change.

      We borrow money, which magnifies the potential for gain or loss on amounts invested and may increase the risk of investing in us. Borrowings, also known as leverage, magnify the potential for gain or loss on amounts invested and, therefore, increase the risks associated with investing in our securities. We borrow from and issue senior debt securities to banks, insurance companies, and other lenders. Lenders of these senior securities have fixed dollar claims on our consolidated assets that are superior to the claims of our common shareholders. If the value of our consolidated assets increases, then leveraging would cause the net asset value attributable to our common stock to increase more sharply than it would have had we not leveraged. Conversely, if the value of our consolidated assets decreases, leveraging would cause net asset value to decline more sharply than it otherwise would have had we not leveraged. Similarly, any increase in our consolidated income in excess of consolidated interest payable on the borrowed funds would cause our net income to increase more than it would without the leverage, while any decrease in our consolidated income would cause net income to decline more sharply than it would have had we not borrowed. Such a decline could negatively affect our ability to make common stock dividend payments. Leverage is generally considered a speculative investment technique. Our revolving line of credit, notes payable and debentures contain financial and operating covenants that could restrict our business activities, including our ability to declare dividends if we default under certain provisions.

      At June 30, 2005, we had $986.5 million of outstanding indebtedness bearing a weighted average annual interest cost of 6.8%. In order for us to cover these annual interest payments on indebtedness, we must achieve annual returns on our assets of at least 2.0%.

      Illustration. The following table illustrates the effect of leverage on returns from an investment in our common stock assuming various annual returns, net of expenses. The calculations in the table below are hypothetical and actual returns may be higher or lower than those appearing below. The calculation assumes (i) $3,365.5 million in total assets, (ii) an average cost of funds of 6.8%, (iii) $986.5 million in debt outstanding and (iv) $2,281.3 million of shareholders’ equity.

Assumed Return on Our Portfolio

(net of expenses)

	-20%	-10%	-5%	0%	5%	10%	20%

Corresponding return to shareholder	-32.86%	-18.10%	-10.73%	-3.35%	4.03%	11.40%	26.16%

      We may not borrow money unless we maintain asset coverage for indebtedness of at least 200%, which may affect returns to shareholders. We must maintain asset coverage for total borrowings of at least 200%. Our ability to achieve our investment objective may depend in part on our continued ability to maintain a leveraged capital structure by borrowing from banks, insurance companies or other lenders on favorable terms. There can be no assurance that we will be able to maintain such leverage. If asset coverage declines to less than 200%, we may be required to sell a portion of our investments when it is disadvantageous to do so. As of June 30, 2005, our asset coverage for senior indebtedness was 343%.

      Changes in interest rates may affect our cost of capital and net investment income. Because we borrow money to make investments, our net investment income is dependent upon the difference between the rate at which we borrow funds and the rate at which we invest these funds. As a result, there can be no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income. In periods of rising interest rates, our cost of funds would increase, which would reduce our net investment income. We use a combination of long-term and short-term borrowings and equity capital to finance our investing activities. We utilize our revolving line of credit as a means to bridge to long-term financing. Our long-term fixed-rate investments are financed primarily with long-term fixed-rate debt and equity. We may use interest rate risk management techniques in an effort to limit our exposure to interest rate fluctuations. Such techniques may include various interest rate hedging activities to the extent permitted by the 1940 Act. We have analyzed the potential impact of changes in interest rates on interest income net of interest expense.

      Assuming that the balance sheet as of June 30, 2005, were to remain constant and no actions were taken to alter the existing interest rate sensitivity, a hypothetical immediate 1% change in interest rates would have affected the net income by less than 1% over a one year horizon. Although management believes that this measure is indicative of our sensitivity to interest rate changes, it does not adjust for potential changes in credit quality, size and composition of the assets on the balance sheet and other business developments that could affect net increase in net assets resulting from operations, or net income. Accordingly, no assurances can be given that actual results would not differ materially from the potential outcome simulated by this estimate.

      We will continue to need additional capital to grow because we must distribute our income. We will continue to need capital to fund growth in our investments. Historically,

we have borrowed from financial institutions and have issued equity securities to grow our portfolio. A reduction in the availability of new debt or equity capital could limit our ability to grow. We must distribute at least 90% of our taxable ordinary income, which excludes realized net long-term capital gains, to our shareholders to maintain our regulated investment company status. As a result, such earnings will not be available to fund investment originations. In addition, as a business development company, we are generally required to maintain a ratio of at least 200% of total assets to total borrowings, which may restrict our ability to borrow in certain circumstances. We expect to continue to borrow from financial institutions and issue additional debt and equity securities. If we fail to obtain funds from such sources or from other sources to fund our investments, it could limit our ability to grow, which could have a material adverse effect on the value of our common stock.

      Loss of regulated investment company tax treatment would substantially reduce net assets and income available for dividends. We have operated so as to qualify as a regulated investment company under Subchapter M of the Code. If we meet source of income, asset diversification, and distribution requirements, we will not be subject to corporate level income taxation on income we timely distribute to our stockholders as dividends. We would cease to qualify for such tax treatment if we were unable to comply with these requirements. In addition, we may have difficulty meeting the requirement to make distributions to our shareholders because in certain cases we may recognize income before or without receiving cash representing such income. If we fail to qualify as a regulated investment company, we will have to pay corporate-level taxes on all of our income whether or not we distribute it, which would substantially reduce the amount of income available for distribution to our stockholders. Even if we qualify as a regulated investment company, we generally will be subject to a corporate-level income tax on the income we do not distribute. If we do not distribute at least 98% of our annual taxable income in the year earned, we generally will be required to pay an excise tax equal to 4% of the amount by which 98% of our annual taxable income exceeds the aggregate distributions for the year.

      There is a risk that you may not receive dividends or distributions. We intend to make distributions on a quarterly basis to our stockholders. We may not be able to achieve operating results that will allow us to make distributions at a specific level or to increase the amount of these distributions from time to time. In addition, due to the asset coverage test applicable to us as a business development company, we may be limited in our ability to make distributions. Also, our credit facilities limit our ability to declare dividends if we default under certain provisions. If we do not distribute a certain percentage of our income annually, we will suffer adverse tax consequences, including possible loss of our status as a regulated investment company. In addition, in accordance with U.S. generally accepted accounting principles and tax regulations, we include in income certain amounts that we have not yet received in cash, such as contractual payment-in-kind interest, which represents contractual interest added to the loan balance that becomes due at the end of the loan term, or the accrual of original issue discount. The increases in loan balances as a result of contractual payment-in-kind arrangements are included in income in advance of receiving cash payment and are separately included in the change in accrued or reinvested interest and dividends in our consolidated statement of cash flows. Since we may recognize income before or without receiving cash representing such income, we may have difficulty meeting the requirement to distribute at least 90% of our investment company taxable income to maintain our status as a regulated investment company.

      We operate in a competitive market for investment opportunities. We compete for investments with a large number of private equity funds and mezzanine funds, other business development companies, investment banks, other equity and non-equity based investment funds, and other sources of financing, including specialty finance companies and traditional financial services companies such as commercial banks. Some of our competitors may have greater resources than we do. Increased competition would make it more difficult for us to purchase or originate investments at attractive prices. As a result of this competition, sometimes we may be precluded from making otherwise attractive investments.

      Our business depends on our key personnel. We depend on the continued services of our executive officers and other key management personnel. If we were to lose any of these officers or other management personnel, such a loss could result in inefficiencies in our operations and lost business opportunities, which could have a negative effect on our business.

      Changes in the law or regulations that govern us could have a material impact on us or our operations. We are regulated by the SEC and the Small Business Administration. In addition, changes in the laws or regulations that govern business development companies, regulated investment companies, real estate investment trusts, and small business investment companies may significantly affect our business. Any change in the law or regulations that govern our business could have a material impact on us or our operations. Laws and regulations may be changed from time to time, and the interpretations of the relevant laws and regulations also are subject to change, which may have a material effect on our operations.

      Our ability to invest in private companies may be limited in certain circumstances. If we are to maintain our status as a business development company, we must not acquire any assets other than “qualifying assets” unless, at the time of and after giving effect to such acquisition, at least 70% of our total assets are qualifying assets. If we acquire debt or equity securities from an issuer that has outstanding marginable securities at the time we make an investment, these acquired assets cannot be treated as qualifying assets. This result is dictated by the definition of “eligible portfolio company” under the 1940 Act, which in part looks to whether a company has outstanding marginable securities.

      Amendments promulgated in 1998 by the Federal Reserve expanded the definition of a marginable security under the Federal Reserve’s margin rules to include any non-equity security. Thus, any debt securities issued by any entity are marginable securities under the Federal Reserve’s current margin rules. As a result, the staff of the SEC has raised the question as to whether a private company that has outstanding debt securities would qualify as an “eligible portfolio company” under the 1940 Act.

      Until the question raised by the staff of the SEC pertaining to the Federal Reserve’s 1998 change to its margin rules has been addressed by legislative, administrative or judicial action, we intend to treat as qualifying assets only those debt and equity securities that are issued by a private company that has no marginable securities outstanding at the time we purchase such securities or those that otherwise qualify as an “eligible portfolio company” under the 1940 Act.

      The SEC has issued proposed rules to correct the unintended consequence of the Federal Reserve’s 1998 margin rule amendments of apparently limiting the investment opportunities of business development companies. In general, the SEC’s proposed rules would define an eligible portfolio company as any company that does not have securities listed on a national securities exchange or association. We are currently in the process of reviewing the SEC’s proposed rules and assessing its impact, to the extent such proposed rules are subsequently approved by the SEC, on our investment activities. At this time, we do not believe that these proposed rules will have a material adverse effect on our operations.

      Results may fluctuate and may not be indicative of future performance. Our operating results may fluctuate and, therefore, you should not rely on current or historical period results to be indicative of our performance in future reporting periods. Factors that could cause operating results to fluctuate include, but are not limited to, variations in the investment origination volume and fee income earned, variation in timing of prepayments, variations in and the timing of the recognition of net realized gains or losses and changes in unrealized appreciation or depreciation, the level of our expenses, the degree to which we encounter competition in our markets, and general economic conditions.

      Our common stock price may be volatile. The trading price of our common stock may fluctuate substantially. The price of the common stock may be higher or lower than the price you pay for your shares, depending on many factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include, but are not limited to, the following:

•	price and volume fluctuations in the overall stock market from time to time;

•	significant volatility in the market price and trading volume of securities of business development companies or other financial services companies;

•	volatility resulting from trading in derivative securities related to our common stock including puts, calls, long-term equity anticipation securities, or LEAPs, or short trading positions;

•	changes in laws or regulatory policies or tax guidelines with respect to business development companies or regulated investment companies;

•	actual or anticipated changes in our earnings or fluctuations in our operating results or changes in the expectations of securities analysts;

•	general economic conditions and trends;

•	loss of a major funding source; or

•	departures of key personnel.

Disclosure Regarding Forward-Looking Statements

      Information contained or incorporated by reference in this prospectus, and the accompanying prospectus supplement, if any, contains “forward-looking statements.” These statements include the plans and objectives of management for future operations and financial objectives and can be identified by the use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “anticipate,” “estimate” or “continue” or the negative thereof or other variations thereon or comparable terminology. These forward-looking statements are subject to the inherent uncertainties in predicting future results and conditions. Certain factors that could cause actual results and conditions to differ materially from those projected in these forward-looking statements are set forth above in the “Risk Factors” section. Other factors that could cause actual results to differ materially include:

•	changes in the economy;

•	risks associated with possible disruption in our operations due to terrorism;

•	future changes in laws or regulations and conditions in our operating areas; and

•	other risks and uncertainties as may be detailed from time to time in our public announcements and SEC filings.

      The matters described in “Risk Factors” and certain other factors noted throughout this prospectus, and the accompanying prospectus supplement, if any, and in any exhibits to the registration statement of which this prospectus, and the accompanying prospectus supplement, if any, is a part, constitute cautionary statements identifying important factors with respect to any such forward-looking statements, including certain risks and uncertainties, that could cause actual results to differ materially from those in such forward-looking statements.

      Although we believe that the assumptions on which these forward-looking statements are based are reasonable, any of those assumptions could prove to be inaccurate, and as a result, the forward-looking statements based on those assumptions also could be incorrect. Important assumptions include our ability to originate new investments, maintain certain margins and levels of profitability, access the capital markets for debt and equity capital, the ability to meet regulatory requirements and the ability to maintain certain debt to asset ratios. In light of these and other uncertainties, the inclusion of a projection or forward-looking statement in this prospectus or any accompanying prospectus supplement should not be regarded as a representation by us that our plans and objectives will be achieved. You should not place undue reliance on these forward-looking statements, which apply only as of the date of this prospectus or any accompanying supplement to this prospectus.

USE OF PROCEEDS

      We intend to use the net proceeds from selling shares of our common stock for general corporate purposes, which may include investing in debt or equity securities in primarily privately negotiated transactions, repayment of indebtedness, acquisitions and other general corporate purposes. Because our primary business is to provide long-term debt and equity capital to small and middle-market companies, we are continuously identifying, reviewing and, to the extent consistent with our investment objective, funding new investments. As a result, we typically raise equity capital as we deem appropriate to fund such new investments. The supplement to this prospectus relating to an offering will more fully identify the use of the proceeds from such offering.

      We anticipate that substantially all of the net proceeds of any offering of shares of our common stock will be used, as described above, within six months, but in no event longer than two years. Pending investment, we intend to invest the net proceeds of any offering of shares of our common stock in time deposits, income-producing securities with maturities of three months or less that are issued or guaranteed by the federal government or an agency of the federal government, and high quality debt securities maturing in one year or less from the time of investment. Our ability to achieve our investment objective may be limited to the extent that the net proceeds of any offering, pending full investment, are held in time deposits and other short-term instruments.

PRICE RANGE OF COMMON STOCK AND DISTRIBUTIONS

      Our common stock is traded on the New York Stock Exchange under the symbol “ALD.” The following table lists the high and low closing sales prices for our common stock, the closing sales price as a percentage of net asset value (NAV) and quarterly dividends per share. On September 26, 2005, the last reported closing sale price of our common stock was $28.15 per share.

		Closing Sales		Premium	Premium
		Price		of High	of Low
				Sales Price	Sales Price	Declared
	NAV(1)	High	Low	to NAV(2)	to NAV(2)	Dividends

Year ended December 31, 2003
First Quarter	$14.05	$23.85	$19.82	170%	141%	$0.57
Second Quarter	$14.23	$25.16	$19.85	177%	139%	$0.57
Third Quarter	$14.46	$26.60	$22.97	184%	159%	$0.57
Fourth Quarter	$14.94	$28.16	$24.63	188%	165%	$0.57
Year ending December 31, 2004
First Quarter	$14.60	$30.85	$27.15	211%	186%	$0.57
Second Quarter	$14.77	$30.25	$23.06	205%	156%	$0.57
Third Quarter	$14.90	$25.80	$22.22	173%	149%	$0.57
Fourth Quarter	$14.87	$28.47	$24.46	191%	164%	$0.57
Extra Dividend						$0.02
Year ended December 31, 2005
First Quarter	$15.22	$27.84	$24.89	183%	164%	$0.57
Second Quarter(3)	$17.01	$29.29	$25.83	172%	152%	$0.57
Third Quarter (through September 26, 2005)	*	$29.17	$26.92	*	*	$0.58

(1)	Net asset value per share is determined as of the last day in the relevant quarter and therefore may not reflect the net asset value per share on the date of the high and low sales prices. The net asset values shown are based on outstanding shares at the end of each period.

(2)	Calculated as the respective high or low closing sales price divided by NAV.

(3)	See “Management’s Discussion and Analysis of Financial Condition and Results of Operations” for further discussion.

*	Not determinable at the time of filing.

     Our common stock continues to trade in excess of net asset value. There can be no assurance, however, that our shares will continue to trade at a premium to our net asset value.

      We intend to pay quarterly dividends to shareholders of our common stock. The amount of our quarterly dividends is determined by our Board of Directors. Our Board of Directors has established a dividend policy to review the dividend rate quarterly, and may adjust the quarterly dividend rate throughout the year. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Debt and Equity Capital” and “Tax Status.” There can be no assurance that we will achieve investment results or maintain a tax status that will permit any particular level of dividend payment. Our credit facilities limit our ability to declare dividends if we default under certain provisions.

      We maintain an “opt in” dividend reinvestment plan for our common shareholders. As a result, if our Board of Directors declares a dividend, then our shareholders will receive cash dividends, unless they specifically “opt in” to the dividend reinvestment plan to reinvest their dividends and receive additional shares of common stock. See “Dividend Reinvestment Plan.”

MANAGEMENT’S DISCUSSION AND ANALYSIS

OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

      The information contained in this section should be read in conjunction with our Consolidated Financial Statements and the Notes thereto. In addition, this prospectus contains certain forward-looking statements. These statements include the plans and objectives of management for future operations and financial objectives and can be identified by the use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “anticipate,” “estimate,” or “continue” or the negative thereof or other variations thereon or comparable terminology. These forward-looking statements are subject to the inherent uncertainties in predicting future results and conditions. Certain factors that could cause actual results and conditions to differ materially from those projected in these forward-looking statements are set forth above in the “Risk Factors” section. Other factors that could cause actual results to differ materially include:

•	changes in the economy;

•	risks associated with possible disruption in our operations due to terrorism;

•	future changes in laws or regulations and conditions in our operating areas; and

•	other risks and uncertainties as may be detailed from time to time in our public announcements and SEC filings.

      Financial or other information presented for private finance portfolio companies has been obtained from the portfolio companies, and this financial information presented may represent unaudited, projected or pro forma financial information, and therefore may not be indicative of actual results. In addition, the private equity industry uses financial measures such as EBITDA or EBITDAM (Earnings Before Interest, Taxes, Depreciation, Amortization and, in some instances, Management fees) in order to assess a portfolio company’s financial performance and to value a portfolio company. EBITDA and EBITDAM are not intended to represent cash flow from operations as defined by U.S. generally accepted accounting principles and such information should not be considered as an alternative to net income, cash flow from operations or any other measure of performance prescribed by U.S. generally accepted accounting principles.

OVERVIEW

      As a business development company, we are in the private equity business. Specifically, we provide long-term debt and equity investment capital to companies in a variety of industries. Our lending and investment activity has generally been focused on private finance and commercial real estate finance, primarily the investment in non-investment grade commercial mortgage-backed securities, which we refer to as CMBS, and collateralized debt obligation bonds and preferred shares, which we refer to as CDOs. On May 3, 2005, we completed the sale of our portfolio of CMBS and CDO investments. Upon the completion of this transaction, our lending and investment activity has been focused primarily on private finance investments.

      Our private finance activity principally involves providing financing through privately negotiated long-term debt and equity investment capital. Our financing is generally used to fund growth, acquisitions, buyouts, recapitalizations, note purchases, bridge financings, and other types of financings. We generally invest in private companies though, from time to time, we may invest in companies that are public but lack access to additional public capital or whose securities may not be marginable.

      Our portfolio composition at June 30, 2005, and December 31, 2004, 2003, and 2002, was as follows:

	At June 30,	At December 31,

	2005	2004	2003	2002

Private finance	95%	76%	74%	70%
Commercial real estate finance	5%	24%	26%	30%

      Our earnings depend primarily on the level of interest and dividend income, fee and other income, and net gains or losses earned on our investment portfolio after deducting interest expense on borrowed capital and operating expenses. Interest income results from the stated interest rate earned on a loan or debt security and the amortization of loan origination fees and discounts. The level of interest income is directly related to the balance of the interest-bearing investment portfolio outstanding during the period multiplied by the weighted average yield. Our ability to generate interest income is dependent on economic, regulatory, and competitive factors that influence new investment activity, the level of repayments in the portfolio, the amount of loans and debt securities for which interest is not accruing and our ability to secure debt and equity capital for our investment activities.

      Because we are a regulated investment company for tax purposes, we intend to distribute substantially all of our annual taxable income as dividends to our shareholders. See “Other Matters” below.

PORTFOLIO AND INVESTMENT ACTIVITY

      The total portfolio at value, investment activity, and the yield on interest-bearing investments at and for the six months ended June 30, 2005 and 2004, and at and for the years ended December 31, 2004, 2003, and 2002, were as follows:

	At and for the
	Six Months Ended		At and for the
	June 30,		Years Ended December 31,

	2005	2004	2004	2003	2002
($ in millions)
Portfolio at value	$2,714.3	$2,784.8	$3,013.4	$2,584.6	$2,488.2
Investments funded	$654.9	$795.1	$1,524.5	$931.5	$506.4
Change in accrued or reinvested interest and dividends	$(3.6)	$26.1	$52.2	$45.0	$45.8
Principal collections related to investment repayments or sales	$1,090.8	$430.9	$909.2	$788.3	$356.6
Yield on interest-bearing investments(1)	13.2%	14.0%	14.0%	14.7%	14.0%

(1)	The weighted average yield on interest-bearing investments is computed as the (a) annual stated interest plus the annual amortization of loan origination fees, original issue discount, and market discount on accruing interest-bearing investments less the annual amortization of loan origination costs, divided by (b) total interest-bearing investments at value. The weighted average yield is computed as of the balance sheet date.

Private Finance

      The private finance portfolio at value, investment activity, and the yield on loans and debt securities at and for the six months ended June 30, 2005 and 2004, and at and for the years ended December 31, 2004, 2003, and 2002, were as follows:

	At and for the
	Six Months Ended		At and for the
	June 30,		Years Ended December 31,

($ in millions)	2005	2004	2004	2003	2002

	(unaudited)
Portfolio at value:
Loans and debt securities	$1,633.0	$1,278.1	$1,602.9	$1,214.9	$1,151.2
Equity interests	937.5	634.4	699.2	687.8	592.0

Total portfolio	$2,570.5	$1,912.5	$2,302.1	$1,902.7	$1,743.2

Investments funded(1)	$466.3	$562.5	$1,140.8	$498.0	$297.2
Change in accrued or reinvested interest and dividends	$14.4	$21.4	$45.6	$41.8	$43.6
Principal collections related to investment repayments or sales	$330.0	$394.5	$551.9	$318.6	$129.3
Yield on interest-bearing investments(2)	13.7%	14.6%	13.9%	15.0%	14.4%

(1)	Investments funded for the six months ended June 30, 2004, and for the year ended December 31, 2004, included a $47.5 million subordinated debt investment in The Hillman Companies, Inc. received in conjunction with the sale of Hillman as discussed below.

(2)	The weighted average yield on loans and debt securities is computed as the (a) annual stated interest plus the annual amortization of loan origination fees, original issue discount, and market discount on accruing loans and debt securities less the annual amortization of loan origination costs, divided by (b) total loans and debt securities at value. The weighted average yield is computed as of the balance sheet date.

     Our investment activity is focused on making long-term investments in the debt and equity of primarily private middle market companies. Debt investments may include senior loans, second lien debt, unitranche debt (a single debt investment that is a blend of senior and subordinated debt), or subordinated debt (with or without equity features). The junior debt that we invest in that is lower in repayment priority than senior debt is also known as mezzanine debt. Equity investments may include a minority equity stake in connection with a debt investment or a substantial equity stake in connection with a buyout transaction. In a buyout transaction, we generally invest in senior and/or subordinated debt and equity (preferred and/or voting or non-voting common) where our equity ownership represents a significant portion of the equity, but may or may not represent a controlling interest. In addition, we may fund most or all of the debt upon the closing of certain buyout transactions and then the portfolio company may refinance some or all of the senior debt subsequent to closing, which would reduce our investment.

      We intend to take a balanced approach to private equity investing that emphasizes a complementary mix of debt investments and buyout investments. The combination of these two types of investments provides current interest and related portfolio income and the potential for future capital gains. Our current strategy is to focus on buyout and recapitalization transactions where we can manage risk through the structure and terms of our debt and equity investments and where we can potentially realize more attractive total returns from both current interest and fee income and future capital gains. We are also focusing our debt investing on smaller middle market companies where we can provide both senior and subordinated debt or unitranche debt.

      The level of investment activity for investments funded and principal repayments for private finance investments can vary substantially from period to period depending on the number and size of investments that we make or that we exit and many other factors, including the amount of debt and equity capital available to middle market companies, the level of merger and acquisition activity for such companies, the general economic environment, and the competitive environment for the types of investments we make. During 2002, we believed that there was a decline in the availability of senior debt capital from banks for middle market companies and there were fewer merger and acquisition transactions for these companies. By mid-2003, we began to see an increase in merger and acquisition activity for middle market companies and debt capital became more available. We believe that merger and acquisition activity in the middle market was strong in 2004 and has continued into 2005, which has resulted in an increase in private finance investment opportunities, as well as increased repayments.

      Investments Funded. Investments funded for the six months ended June 30, 2005, and for the years ended December 31, 2004, 2003, and 2002, consisted of the following:

	Loans and
	Debt	Equity
	Securities	Interests	Total
($ in millions)
For the Six Months Ended June 30, 2005
Companies more than 25% owned	$121.5	$20.8	$142.3
Companies 5% to 25% owned	2.4	1.1	3.5
Companies less than 5% owned	283.1	37.4	320.5

Total	$407.0	$59.3	$466.3

For the Year Ended December 31, 2004
Companies more than 25% owned	$445.4	$171.2	$616.6
Companies 5% to 25% owned	112.0	14.4	126.4
Companies less than 5% owned	351.5	46.3	397.8

Total	$908.9	$231.9	$1,140.8

For the Year Ended December 31, 2003
Companies more than 25% owned	$53.0	$34.0	$87.0
Companies 5% to 25% owned	23.8	1.9	25.7
Companies less than 5% owned	377.4	7.9	385.3

Total	$454.2	$43.8	$498.0

For the Year Ended December 31, 2002
Companies more than 25% owned	$86.1	$18.7	$104.8
Companies 5% to 25% owned	22.3	0.4	22.7
Companies less than 5% owned	154.6	15.1	169.7

Total	$263.0	$34.2	$297.2

      During 2004, we invested $616.6 million in companies where we acquired or owned a majority voting ownership position as compared to $87.0 million for 2003. Investments in controlled portfolio companies during 2004 included the following:

•	The purchase of a majority ownership in Advantage Sales & Marketing, Inc. (Advantage), a leading sales and marketing agency providing outsourced sales, merchandising, and marketing services to the consumer packaged goods industry. At the closing of the transaction in June 2004, we invested $90.2 million in loans and subordinated debt and $73.5 million in common stock. In addition, prior to completing the purchase, we had invested $93.7 million in subordinated debt in certain predecessor companies of Advantage, of which $63.5 million was invested in the first and second quarters of 2004. This existing debt was exchanged for new subordinated debt in Advantage as part of the transaction.

•	The purchase of a majority ownership in Insight Pharmaceuticals Corporation (Insight), a marketer and distributor of over-the-counter pharmaceutical products. At the closing of the transaction in December 2004, we invested $124.0 million in senior and subordinated debt and $31.3 million in preferred and common stock. Our debt investment in Insight includes a $19.0 million revolving line of credit facility, of which Insight had borrowed $14.4 million at December 31, 2004. During the six months ended June 30, 2005, Insight completed a senior debt refinancing and we were repaid our $66.1 million senior debt investment.

•	The purchase of a majority ownership in Financial Pacific Company (Financial Pacific), a specialized commercial finance company focused on providing leases for business-essential equipment to small businesses nationwide. At the closing of the transaction in August 2004, we invested $68.4 million in debt and $24.7 million in preferred and common stock.

•	The purchase of a majority ownership in Mercury Air Centers, Inc. (Mercury), an operator of fixed base operations, from Mercury Air Group, Inc. At the closing of the transaction in April 2004, we invested $53.4 million in debt and $29.6 million in common stock. From closing through December 31, 2004, we invested an additional $1.6 million in common stock. In addition, we have an $8.5 million commitment to fund senior subordinated debt for future working capital and construction commitments, of which $0.8 million was outstanding at December 31, 2004. In connection with the transaction, Mercury Air Group, Inc. repaid its $24 million subordinated debt obligation to Allied Capital.

•	The purchase of Legacy Partners Group, LLC, a financial advisory firm. At the closing of the transaction in May 2004, we invested $4.3 million in debt and $2.7 million in equity interests. Since closing, we have invested additional debt of $5.0 million for working capital during the year ended December 31, 2004.

      We generally fund new investments using cash. In addition, we may acquire securities in exchange for our common equity. Also, we may acquire new securities through the reinvestment of previously accrued interest and dividends in debt or equity securities, or the current reinvestment of interest and dividend income through the receipt of a debt or equity security (payment-in-kind income). From time to time we may opt to reinvest accrued interest receivable in a new debt or equity security in lieu of receiving such interest in cash.

      Outstanding Commitments. At June 30, 2005, we had outstanding investment commitments to private finance portfolio companies totaling $541.0 million, including the following:

•	We have various commitments to Callidus Capital Corporation, which owns 80% of Callidus Capital Management, LLC, an asset management company that structures and manages collateralized debt obligations (CDOs), collateralized loan obligations (CLOs), and other related investments. Our commitment to Callidus consists of the following:

			Amount
	Committed	Amount	Available
	Amount	Drawn	to be Drawn
($ in millions)
Subordinated debt to support warehouse facilities & warehousing activities(1)	$85.0 (2)	$—	$85.0
Revolving line of credit for working capital	4.0	1.3	2.7
Revolving line of credit facility to support underwriting and syndication activities	150.0	—	150.0

Total	$239.0	$1.3	$237.7

(1)	Callidus has two secured warehouse credit facilities with third parties for up to $300 million and $400 million, respectively. These facilities are used primarily to finance the acquisition of loans pending securitization through a CDO or CLO. In conjunction with these warehouse credit facilities, we have agreed to designate our $85 million subordinated debt commitment for Callidus to draw upon to provide first loss capital as needed to support the warehouse facilities.
(2)	Subsequent to June 30, 2005, we increased our $85 million subordinated debt commitment to $100 million for Callidus to draw upon to provide first loss capital as needed to support its warehouse facilities.

In addition, we had a commitment to Callidus to purchase preferred equity in future CDO or CLO transactions of $76.8 million at June 30, 2005.

•	$162.3 million in the form of debt and equity to Norwesco, Inc., of which we funded $157.0 million in July 2005.

•	$15.9 million in the form of equity to eight private venture capital funds.

•	$15.0 million in the form of debt of financing commitments to S.B. Restaurant Company, of which $2.5 million was funded in July 2005.

•	$8.2 million in the form of equity to Pennsylvania Avenue Investors, L.P., a limited partnership controlled by us that invests in private buyout equity funds.

      In July 2005, we funded $215.4 million on the total commitments outstanding to private finance portfolio companies at June 30, 2005, including $53.6 million funded under the Callidus underwriting and syndication facility to fund its senior debt investment in Triax Holdings, LLC.

      At December 31, 2004, we had outstanding investment commitments to private finance portfolio companies totaling $313.1 million.

      We may be required to fund additional amounts under earn-out arrangements primarily related to buyout transactions in the future if those companies meet agreed-upon performance targets. In addition, we had commitments to private finance portfolio companies in the form of standby letters of credit and guarantees totaling $146.8 million and $141.6 million at June 30, 2005, and December 31, 2004, respectively. See “Financial Condition, Liquidity and Capital Resources.”

      On July 7, 2005, we announced an investment of $77.0 million in Triax Holdings, LLC (Triax) to finance its acquisition of substantially all of the assets of Spear Dermatology Products, Inc. and Spear Pharmaceuticals, Inc. The controlling voting equity interests of Triax were acquired by GAC Investments, Inc. (“GAC”), a portfolio company controlled by us. We invested $26.4 million in the common stock of GAC to support its acquisition of Triax. We also invested $50.6 million in the subordinated debt of Triax. Callidus provided $56.0 million of senior debt to Triax in connection with this transaction.

      Other Portfolio Activity. In July 2005, we sold Housecall Medical Resources, Inc. for a total transaction value of $106.4 million. We were repaid our $15.9 million of outstanding loans and realized a gain, including amounts held in escrow, of approximately $53.5 million, subject to post-closing adjustments. Approximately $7.0 million of our proceeds will be held in escrow for up to a three-year period.

      In July 2005, we completed the sale of Fairchild Industrial Products Company for a total transaction value of $33.3 million. We were repaid our outstanding loans and realized a gain of approximately $16.7 million, subject to post-closing adjustments.

      On March 31, 2004, we sold our control investment in The Hillman Companies, Inc. (Hillman) for a total transaction value of $510 million, including the repayment of outstanding debt and adding the value of Hillman’s outstanding trust preferred shares. We were repaid our existing $44.6 million in outstanding debt. Total consideration to us from this sale, including the repayment of debt, was $245.6 million, which included net cash proceeds of $198.1 million and the receipt of a new subordinated debt instrument of $47.5 million. During the second quarter of 2004, we sold a $5.0 million participation in our subordinated debt in Hillman to a third party, which reduced our investment, and no gain or loss resulted from the transaction. For the year ended December 31, 2004, we realized a gain of $150.3 million on the transaction.

      Portfolio Yield. The yield on the private finance loans and debt securities was 13.7% at June 30, 2005, as compared to 13.9% at December 31, 2004. The weighted average yield on the private finance loans and debt securities may fluctuate from period to period depending on the yield on new loans and debt securities, the yield on loans and debt securities repaid, and the amount of lower-yielding senior debt that has been funded. We may fund most or all of the debt and equity capital upon the closing of certain buyout transactions, which may include investments in lower-yielding senior debt. In addition, we may provide lower-yielding senior debt to existing portfolio companies that may or may not be controlled by us.

      Advantage Sales and Marketing, Inc. and Business Loan Express, LLC. Our largest investments at value at June 30, 2005, and December 31, 2004, were in Advantage Sales & Marketing, Inc. and Business Loan Express, LLC (BLX). See “Results of Operations” for a discussion of the net change in unrealized appreciation or depreciation related to these investments.

      At June 30, 2005, our investment in Advantage Sales & Marketing, Inc. (Advantage) totaled $261.4 million at cost and $405.5 million at value, or 12.1% of our total assets, which includes unrealized appreciation of $144.1 million. At December 31, 2004, our investment in Advantage totaled $258.7 million at cost and $283.0 million at value. We completed the purchase of a majority ownership in Advantage in June 2004.

      Total interest and related portfolio income earned from our investment in Advantage for the six months ended June 30, 2005 and 2004, was $18.5 million and $2.8 million, respectively, which includes interest income of $15.4 million and $0.1 million, respectively, and fees and other income of $3.1 million and $2.7 million, respectively. Net change in unrealized appreciation or depreciation for the six months ended June 30, 2005, includes $119.9 million of unrealized appreciation related to Advantage.

      Total interest and related portfolio income earned from our investment in Advantage for the year ended December 31, 2004, (since and including June 30, 2004), was $21.3 million, which included interest income of $15.5 million and fees and other income of $5.8 million.

      Advantage is a leading sales and marketing agency providing outsourced sales, merchandising, and marketing services to the consumer packaged goods industry. Advantage has offices across the United States and is headquartered in Irvine, CA.

      At June 30, 2005, our investment in BLX totaled $283.9 million at cost and $340.0 million at value, or 10.1% of our total assets, which includes unrealized appreciation of $56.1 million. At December 31, 2004, our investment in BLX totaled $280.4 million at cost and $335.2 million at value. BLX was acquired in 2000.

      Total interest and related portfolio income earned from the Company’s investment in BLX for the six months ended June 30, 2005 and 2004, was $16.6 million and $22.9 million, respectively, which included interest income on the subordinated debt and Class A equity interests of $6.9 million and $11.3 million, respectively, dividend income on Class B interests of $5.0 million and $4.8 million, respectively, and fees and other income of $4.7 million and $6.8 million, respectively. Interest and dividend income from BLX for the six months ended June 30, 2005 and 2004, included interest and dividend income of $3.3 million and $9.9 million, respectively, that was paid in kind. The interest and dividends paid in kind were paid to the Company through the issuance of additional debt or equity interests. Accrued interest and dividends receivable at June 30, 2005, included accrued interest and dividends due from BLX totaling $3.4 million, of which $3.0 million was paid in cash in early July 2005.

      Total interest and related portfolio income earned from the Company’s investment in BLX for the years ended December 31, 2004, 2003, and 2002, was $50.0 million, $46.7 million, and $40.2 million, respectively, which includes interest income on the subordinated debt and Class A equity interests of $23.2 million, $21.9 million, and $20.7 million, respectively, dividend income on Class B interests of $14.8 million, $7.8 million, and $0, respectively, loan prepayment premiums of $0, $0.1 million, and $0, respectively, and fees and other income of $12.0 million, $16.9 million, and $19.5 million, respectively. Interest and dividend income from BLX for the years ended December 31, 2004, 2003, and 2002, included interest and dividend income of $25.4 million, $17.5 million, and $9.5 million, respectively, which was paid in kind. The interest and dividends paid in kind were paid to the Company through the issuance of additional debt or equity interests. Accrued interest and dividends receivable at December 31, 2004, included accrued interest due from BLX totaling $4.0 million, of which $3.3 million was paid in cash in early January 2005.

      BLX is a national, non-bank lender participating in the SBA’s 7(a) Guaranteed Loan Program and is licensed by the SBA as a Small Business Lending Company (SBLC). BLX is a nationwide preferred lender, as designated by the SBA, and originates, sells, and services small business loans. In addition, BLX originates conventional small business loans, small investment real estate loans, and loans under the USDA Business and Industry Guaranteed Loan Program (B&I). BLX has offices across the United States and is headquartered in New York, New York. Changes in the laws or regulations that govern SBLCs or the SBA 7(a) Guaranteed Loan Program or changes in government funding for this program could have a material adverse impact on BLX and, as a result, could negatively affect our financial results.

      As a limited liability company, BLX’s taxable income flows through directly to its members. BLX’s annual taxable income generally differs from its book income for the fiscal year due to temporary and permanent differences in the recognition of income and expenses. We hold all of BLX’s Class A and Class B interests, and 94.9% of the Class C interests. BLX’s taxable income is first allocated to the Class A interests to the extent that dividends are paid in cash or in kind on such interests, with the remainder being allocated to the Class B and Class C interests. BLX declares dividends on its Class B interests based on an estimate of its annual taxable income allocable to such interests.

      At December 31, 2004, our subordinated debt investment in BLX was $44.6 million at cost and value. Effective January 1, 2005, this debt plus accrued interest of $0.2 million was exchanged for Class B equity interests of $44.8 million, which are included in private finance equity interests at June 30, 2005. We believe this exchange strengthened BLX’s equity capital base and simplified its capital structure. Since the subordinated debt is no longer outstanding, the amount of taxable income available to flow through to BLX’s equity holders will increase by the amount of interest that would have otherwise been paid on this debt.

      We had a commitment to BLX of $20.0 million in the form of a revolving credit facility to provide working capital to the company which matured on June 30, 2005. There were no amounts outstanding under this facility at maturity or at December 31, 2004.

      At June 30, 2005, BLX had a three-year $275.0 million revolving credit facility provided by third party lenders that matures in January 2007. The facility provides for a sub-facility for the issuance of letters of credit for up to a total of $50.0 million. As the controlling equity owner in BLX, we have provided an unconditional guaranty to the revolving credit facility lenders in an amount equal to 50% of the total obligations (consisting of principal, letters of credit issued under the facility, accrued interest, and other fees) of BLX under the revolving credit facility. At June 30, 2005, the principal amount outstanding on the revolving credit facility was $175.3 million and letters of credit issued under the facility were $39.5 million. The total obligation guaranteed by us at June 30, 2005, was $107.7 million. This guaranty can be called by the lenders only in the event of a default by BLX. BLX was in compliance with the terms of the revolving credit facility at June 30, 2005. At June 30, 2005, we had also provided four standby letters of credit totaling $35.6 million in connection with four term securitization transactions completed by BLX.

Commercial Real Estate Finance

      The commercial real estate finance portfolio at value, investment activity, and the yield on interest-bearing investments at and for the six months ended June 30, 2005 and 2004, and at and for the years ended December 31, 2004, 2003, and 2002, were as follows:

	At and for the
	Six Months Ended June 30,				At and for the Years Ended December 31,

	2005		2004		2004		2003		2002

	(unaudited)
	Value	Yield	Value	Yield	Value	Yield(1)	Value	Yield(1)	Value	Yield(1)
($ in millions)
Portfolio at value:
CMBS bonds	$—		$530.8	13.0%	$373.8	14.6%	$394.0	14.1%	$555.5	14.2%
CDO bonds and preferred shares	—		175.6	17.3%	212.6	16.8%	186.6	16.7%	52.8	17.2%
Commercial mortgage loans	116.1	6.7%	147.0	8.5%	95.0	6.8%	83.6	8.6%	63.7	7.5%
Residual interest	—		—		—		—		69.0	9.4%
Real estate owned	16.6		14.4		16.9		12.8		4.0
Equity interests	11.1		4.5		13.0		4.9		—

Total portfolio	$143.8		$872.3		$711.3		$681.9		$745.0

Investments funded	$188.6		$232.6		$383.7		$433.5		$209.2
Change in accrued or reinvested interest	$(18.0)		$4.7		$6.6		$3.2		$2.2
Principal collections related to investment repayments or sales	$760.8		$36.4		$357.3		$469.7		$227.3

(1)	The weighted average yield on the interest-bearing investments is computed as the (a) annual stated interest plus the annual amortization of loan origination fees, original issue discount, and market discount on accruing interest-bearing investments less the annual amortization of origination costs, divided by (b) total interest-bearing investments at value. The weighted average yield is computed as of the balance sheet date. Interest-bearing investments for the commercial real estate finance portfolio include all investments except for real estate owned and equity interests.

     Our commercial real estate investments funded for the six months ended June 30, 2005, and for the years ended December 31, 2004, 2003, and 2002, were as follows:

	Face		Amount
	Amount	Discount	Funded
($ in millions)
For the Six Months Ended June 30, 2005
CMBS bonds (4 new issuances)(2)	$211.5	$(90.5)	$121.0
Commercial mortgage loans	67.1	(0.9)	66.2
Equity interests	1.4	—	1.4

Total	$280.0	$(91.4)	$188.6

For the Year Ended December 31, 2004
CMBS bonds (13 new issuances(1))	$419.1	$(183.7)	$235.4
CDO bonds and preferred shares (3 issuances)	40.5	(0.1)	40.4
Commercial mortgage loans	112.1	(8.2)	103.9
Equity interests	4.0	—	4.0

Total	$575.7	$(192.0)	$383.7

For the Year Ended December 31, 2003
CMBS bonds (15 new issuances(1))	$508.5	$(225.9)	$282.6
CDO bonds and preferred shares (3 issuances)	145.8	(0.4)	145.4
Commercial mortgage loans	3.0	—	3.0
Equity interests	2.5	—	2.5

Total	$659.8	$(226.3)	$433.5

For the Year Ended December 31, 2002
CMBS bonds (5 new issuances)	$302.5	$(140.2)	$162.3
CDO preferred shares (3 issuances)	29.0	—	29.0
Commercial mortgage loans	11.7	(1.7)	10.0
Real estate owned	7.9	—	7.9

Total	$351.1	$(141.9)	$209.2

(1)	CMBS investments also include investments in issuances in which we have previously purchased CMBS bonds.

(2)	The CMBS bonds invested in during the six months ended June 30, 2005, were sold on May 3, 2005.

     At June 30, 2005, we had outstanding funding commitments related to commercial mortgage loans and equity interests of $50.9 million including $40.0 million to Timarron Capital, Inc., and commitments in the form of standby letters of credit and guarantees related to equity interests of $7.1 million. At December 31, 2004, we had outstanding funding commitments related to commercial mortgage loans and equity interests of $17.1 million and commitments in the form of standby letters of credit and guarantees related to equity interests of $2.7 million.

      CMBS Bonds and Collateralized Debt Obligation Bonds and Preferred Shares. On May 3, 2005, we completed the sale of our portfolio of commercial mortgage-backed securities (CMBS) and collateralized debt obligation (CDO) bonds and preferred shares to affiliates of Caisse de dépôt et placement du Québec (the Caisse) for cash proceeds of $976.0 million and a net realized gain of $227.7 million, after transaction and other costs of $7.8 million. Transaction costs included investment banking fees, legal and other professional fees, and other transaction costs. The CMBS and CDO assets sold had a cost basis at closing of $739.8 million, including accrued interest of $21.7 million. Upon the closing of the sale, we settled all the hedge positions relating to these assets, which resulted in a net realized loss of $0.7 million, which has been included in the net realized gain on the sale.

      Upon the closing of the sale transaction, we had estimated the net realized gain from the sale to be approximately $216 million, after estimated transaction and other costs of approximately $20 million. Actual transaction and other costs totaled $7.8 million, which were recorded against the net realized gain, and actual compensation-related expenses totaled $6.4 million, which have been recorded as employee expenses instead of as a reduction to the net realized gain.

      For tax purposes, we estimate that the net gain from the sale of the CMBS and CDO portfolio will be approximately $241 million, after transaction and other costs of $7.8 million. The difference between the net gain for book and tax purposes results from temporary differences in the recognition of income and expenses related to these assets.

      Simultaneous with the sale of our CMBS and CDO portfolio, we entered into a platform assets purchase agreement with CWCapital Investments LLC, an affiliate of the Caisse (CWCapital), pursuant to which we agreed to sell certain commercial real estate related assets, including servicer advances, intellectual property, software and other platform assets, subject to certain adjustments. This transaction was completed on July 13, 2005, and we received total cash proceeds of approximately $5.3 million. No gain or loss resulted from the transaction. Under this agreement, we have agreed not to invest in CMBS and real estate-related CDOs and refrain from certain other real estate-related investing or servicing activities for a period of three years, subject to certain limitations and excluding our existing portfolio and related activities.

      The real estate securities purchase agreement, under which we sold the CMBS and CDO portfolio, and the platform asset purchase agreement contain customary representations and warranties, and require us to indemnify the affiliates of the Caisse that are parties to the agreements for certain liabilities arising under the agreements, subject to certain limitations and conditions.

      We also entered into a transition services agreement with CWCapital pursuant to which we provided certain transition services to CWCapital for a limited transition period to facilitate the transfer of various servicing and other rights related to the CMBS and CDO portfolio. During the transition period, we agreed, among other things, to continue to act as servicer or special servicer with respect to the CMBS and CDO portfolio. Services provided under the transition services agreement, except for certain information technology services, were completed on July 13, 2005. For the three months ended June 30, 2005, we received a total of $1.1 million under the transition services agreement as reimbursement for employee and administrative expenses. These amounts reduced our employee expenses by $0.9 million and administrative expenses by $0.2 million.

      As a result of this transaction, our net investment income was lowered in the second quarter of 2005 due to the loss of interest income from the portfolio sold (net of interest expense reductions from repayments on our revolving line of credit and interest income earned on excess cash generated from the sale). In addition, our net investment income was lowered during the quarter due to employee-related expenses incurred as a result of the sale. See “Results of Operations” below for further discussion. We expect that our net investment income will continue to be lower in the near term until the proceeds from the CMBS and CDO asset sale can be redeployed into private finance debt and equity investments. However, it is expected that any reduction in net investment income will be offset by the $227.7 million net gain realized from the sale.

      In addition, we entered into a letter of intent with an affiliate of the Caisse relating to the sale of certain of our commercial mortgage loans and commercial real estate owned. No transaction was consummated and therefore the letter of intent terminated on June 30, 2005. We continue to hold our portfolio of commercial mortgage loans, real estate owned and equity interests.

Hedging Activities

      We have invested in commercial mortgage loans and CMBS and CDO bonds, which are purchased at prices that are based in part on comparable Treasury rates. We have entered into transactions with one or more financial institutions to hedge against movement in Treasury rates on certain of the commercial mortgage loans and CMBS and CDO bonds. These transactions, referred to as short sales, involve receiving the proceeds from the short sales of borrowed Treasury securities, with the obligation to replenish the borrowed Treasury securities at a later date based on the then current market price, whatever that price may be. Risks in these contracts arise from movements in the value of the borrowed Treasury securities due to changes in interest rates and from the possible inability of counterparties to meet the terms of their contracts. If the value of the borrowed Treasury securities increases, we will incur losses on these transactions. These losses are limited to the increase in value of the borrowed Treasury securities; conversely, the value of the hedged commercial mortgage loans would likely increase. If the value of the borrowed Treasury securities decreases, we will incur gains on these transactions which are limited to the decline in value of the borrowed Treasury securities; conversely, the value of the hedged commercial mortgage loans would likely decrease. We do not anticipate nonperformance by any counterparty in connection with these transactions.

      The total obligations to replenish borrowed Treasury securities, including accrued interest payable on the obligations, were $18.1 million and $38.2 million at June 30, 2005, and December 31, 2004, respectively. The net proceeds related to the sales of the borrowed Treasury securities plus or minus the additional cash collateral provided or received under the terms of the transactions were $18.1 million and $38.2 million at June 30, 2005, and December 31, 2004, respectively. The hedge at June 30, 2005, related to commercial mortgage loans and the hedge at December 31, 2004, related primarily to CMBS and CDO bonds. The amount of the hedge will vary from period to period depending upon the amount of commercial real estate assets that we own and have hedged as of the balance sheet date.

Accrued Interest and Dividends Receivable

      Accrued interest and dividends receivable as of June 30, 2005, and December 31, 2004 and 2003, was as follows:

	2005	2004	2003
($ in millions)
Private finance	$60.1	$59.8	$40.1
Commercial real estate finance
CMBS and CDO bonds	—	18.9	12.1
Commercial mortgage loans and other	1.7	0.8	0.9

Total	$61.8	$79.5	$53.1

      Total accrued interest and dividends receivable declined from December 31, 2004, to June 30, 2005, primarily as a result of the sale of our portfolio of CMBS and CDO assets on May 3, 2005. See “Commercial Real Estate Finance” above.

Portfolio Asset Quality

      Portfolio by Grade. We employ a grading system for our entire portfolio. Grade 1 is used for those investments from which a capital gain is expected. Grade 2 is used for investments performing in accordance with plan. Grade 3 is used for investments that require closer monitoring; however, no loss of investment return or principal is expected. Grade 4 is used for investments that are in workout and for which some loss of current investment return is expected, but no loss of principal is expected. Grade 5 is used for investments that are in workout and for which some loss of principal is expected.

      At June 30, 2005, and December 31, 2004 and 2003, our portfolio was graded as follows:

	2005		2004		2003

		Percentage		Percentage		Percentage
	Portfolio	of Total	Portfolio	of Total	Portfolio	of Total
Grade	at Value(1)	Portfolio	at Value	Portfolio	at Value	Portfolio

($ in millions)
1	$1,158.1	42.7%	$952.5	31.6%	$985.1	38.1%
2	1,321.2	48.7	1,850.5	61.4	1,271.4	49.2
3	143.8	5.3	121.2	4.0	212.4	8.2
4	8.9	0.3	11.7	0.4	34.7	1.4
5	82.3	3.0	77.5	2.6	81.0	3.1

	$2,714.3	100.0%	$3,013.4	100.0%	$2,584.6	100.0%

(1)	The total portfolio at value at June 30, 2005, was $299.1 million lower than the total portfolio at value at December 31, 2004, primarily due to the completion of the sale of our portfolio of CMBS and CDO assets on May 3, 2005. See “Commercial Real Estate Finance” above. The value of the CMBS and CDO assets at December 31, 2004, was $586.4 million, and this value was included in Grade 2 assets. A portion of the principal proceeds from this sale were redeployed into the private finance portfolio during the second quarter of 2005. Cash and cash equivalents were $490.0 million and $57.2 million at June 30, 2005, and December 31, 2004, respectively.

     Grade 2 investments at December 31, 2004, increased over Grade 2 investments at December 31, 2003, primarily due to new investments made during 2004. Investments in new portfolio companies generally enter the portfolio as Grade 2 investments.

      Total Grade 3, 4, and 5 portfolio assets were $235.0 million, $210.4 million and $328.1 million, respectively, or were 8.6%, 7.0% and 12.7%, respectively, of the total portfolio at value at June 30, 2005, and December 31, 2004 and 2003. Included in Grade 3, 4, and 5 assets at June 30, 2005, and December 31, 2004 and 2003, were portfolio assets totaling $25.7 million, $38.3 million and $31.1 million, respectively, that were secured by commercial real estate.

      During the quarter ended June 30, 2005, two portfolio investments were moved from Grade 2 to Grade 3 for closer monitoring. These investments have accrued PIK and deferred interest that has accumulated to the point where the fair value of the investment as a whole may not support additional interest accrual. When we have investments with PIK or deferred interest features, we include the accrued interest in the cost basis of our investment when we compare that to the portfolio company’s enterprise value to determine the fair value of our investment. If the enterprise value is not sufficient to cover the cost basis including this accrued interest, we may cease accruing further interest. However, we remain contractually entitled to this interest and may collect it upon the sale or recapitalization of the portfolio company. For these two investments, we believed it was appropriate to discontinue the accrual of further interest, which increased our loans and debt securities on non-accrual status.

      Grade 4 and 5 assets include loans, debt securities, and equity securities. We expect that a number of portfolio companies will be in the Grades 4 or 5 categories from time to time. Part of the business of private finance is working with troubled portfolio companies to improve their businesses and protect our investment. The number of portfolio companies and related investment amount included in Grade 4 and 5 may fluctuate from period to period. We continue to follow our historical practice of working with such companies in order to recover the maximum amount of our investment.

      Loans and Debt Securities on Non-Accrual Status. At June 30, 2005, and December 31, 2004 and 2003, loans and debt securities at value not accruing interest for the total investment portfolio were as follows:

	2005	2004	2003
($ in millions)
Loans and debt securities in workout status (classified as Grade 4 or 5)(1)
Private finance
Companies more than 25% owned	$22.4	$34.4	$31.9
Companies 5% to 25% owned	—	—	2.7
Companies less than 5% owned	15.1	16.5	28.0
Commercial real estate finance	15.8	5.6	6.8
Loans and debt securities not in workout status
Private finance
Companies more than 25% owned	37.0	29.4	31.9
Companies 5% to 25% owned	—	0.7	—
Companies less than 5% owned	68.9	15.8	16.5
Commercial real estate finance	2.0	12.5	0.2

Total	$161.2	$114.9	$118.0

Percentage of total portfolio	5.9%	3.8%	4.6%

(1)	Workout loans and debt securities exclude equity securities that are included in the total Grade 4 and 5 assets above.

     Loans and Debt Securities Over 90 Days Delinquent. Loans and debt securities greater than 90 days delinquent at value at June 30, 2005, and December 31, 2004 and 2003, were as follows:

	2005	2004	2003

($ in millions)
Private finance	$77.5	$73.5	$85.6
Commercial real estate finance
CMBS bonds	—	49.0	40.3
Commercial mortgage loans	17.1	10.1	3.7

Total	$94.6	$132.6	$129.6

Percentage of total portfolio	3.5%	4.4%	5.0%

      Loans and debt securities on non-accrual status and over 90 days delinquent should not be added together as they are two separate measures of portfolio asset quality. Loans and debt securities that are in both categories (i.e., on non-accrual status and over 90 days delinquent) totaled $73.6 million, $43.9 million and $46.1 million at June 30, 2005, and December 31, 2004 and 2003, respectively, which included loans and debt securities that are secured by commercial real estate of $15.5 million, $10.2 million and $3.9 million, respectively.

      As a provider of long-term privately negotiated investment capital, we may defer payment of principal or interest from time to time. The nature of our private finance portfolio company relationships frequently provide an opportunity for portfolio companies to negotiate with us to amend the terms of payment to us or to restructure their debt and equity capital. During such restructuring, we may not receive or accrue interest or dividend payments. In general, interest is not accrued on loans and debt securities if we have doubt about interest collection, including where the enterprise value of the company may not support further accrual. In addition, interest may not accrue on loans to portfolio companies that are more than 50% owned by us depending on such company’s capital requirements. Loans on non-accrual status may or may not be greater than 90 days delinquent. To the extent interest payments are received on a loan that is not accruing interest, we may use such payments to reduce our cost basis in the investment in lieu of recognizing interest income. As a result of these and other factors, the amount of the private finance portfolio that is greater than 90 days delinquent or on non-accrual status may vary from period to period. The investment portfolio is priced to provide current returns assuming that a portion of the portfolio at any time may not be accruing interest currently. We also price our private finance investments for a total return including interest or dividends plus gains from the sale of equity securities.

RESULTS OF OPERATIONS

Comparison of Six Months Ended June 30, 2005 and 2004

      The following table summarizes our condensed operating results for the six months ended June 30, 2005 and 2004.

	For the Six
	Months Ended
	June 30,
				Percentage
	2005	2004	Change	Change
($ in thousands, except per share amounts)

	(unaudited)
Interest and Related Portfolio Income
Interest and dividends	$156,275	$147,712	$8,563	6%
Loan prepayment premiums	2,530	4,017	(1,487)	(37)%
Fees and other income	22,321	17,536	4,785	27%

Total interest and related portfolio income	181,126	169,265	11,861	7%

Expenses
Interest	39,379	37,096	2,283	6%
Employee	38,333	24,275	14,058	58%
Administrative	43,802	14,903	28,899	194%

Total operating expenses	121,514	76,274	45,240	59%

Net investment income before income taxes	59,612	92,991	(33,379)	(36)%
Income tax expense (benefit), including excise tax	5,593	(544)	6,137	**

Net investment income	54,019	93,535	(39,516)	(42)%

Net Realized and Unrealized Gains (Losses)
Net realized gains (losses)	217,781	174,453	43,328	*
Net change in unrealized appreciation or depreciation	159,706	(152,338)	312,044	*

Total net gains	377,487	22,115	355,372	*

Net income	$431,506	$115,650	$315,856	273%

Diluted earnings per common share	$3.17	$0.88	$2.29	260%

Weighted average common shares outstanding — diluted	135,982	131,620	4,362	3%

*	Net realized gains (losses) and net change in unrealized appreciation or depreciation can fluctuate significantly from period to period. As a result, year-to-date comparisons may not be meaningful.

**	Percentage change is not meaningful.

     Total Interest and Related Portfolio Income. Total interest and related portfolio income includes interest and dividend income, loan prepayment premiums, and fees and other income.

      Interest and dividend income for the six months ended June 30, 2005 and 2004, was composed of the following:

	2005	2004
($ in millions)
Interest	$146.9	$139.9
Dividends	9.4	7.8

Total interest and dividends	$156.3	$147.7

      The level of interest income is directly related to the balance of the interest-bearing investment portfolio outstanding during the period multiplied by the weighted average yield. The weighted average yield varies from period to period based on the current stated interest on interest-bearing investments and the amount of loans and debt securities for which interest is not accruing. The interest-bearing investments in the portfolio at value and the weighted average yield on the interest-bearing investments in the portfolio at June 30, 2005 and 2004, were as follows:

	2005	2004
($ in millions)
Interest-bearing portfolio at value	$1,765.8	$2,145.9
Portfolio yield	13.2%	14.0%

      We completed the sale of our portfolio of interest-bearing CMBS and CDO bonds on May 3, 2005. As a result of this transaction, our interest income was reduced in the second quarter of 2005 due to the loss of interest from the portfolio sold (net of interest income earned on short-term excess cash investments). Total interest income related to the CMBS and CDO portfolio for the six months ended June 30, 2005 and 2004, was $29.4 million and $45.2 million, respectively. The CMBS and CDO bonds sold had a cost basis of $718.1 million and a weighted average yield on the cost basis of the bonds of approximately 13.8%. We expect that our interest income will be lower in the near term until the principal proceeds from the sale can be reinvested in the portfolio. Excess cash proceeds from the sale that were not used for the repayment of debt or other general corporate purposes were held in cash and cash equivalents. Interest income earned on cash and cash equivalents for the six months ended June 30, 2005 and 2004, was $3.4 million and $0.6 million, respectively.

      Dividend income results from the dividend yield on preferred equity interests, if any, or the declaration of dividends by a portfolio company on preferred or common equity interests. Dividend income will vary from period to period depending upon the timing and amount of dividends that are declared or paid by a portfolio company on preferred or common equity interests. Dividend income for the six months ended June 30, 2005 and 2004, included $5.0 million and $4.8 million, respectively, of dividends from BLX on the Class B equity interests held by us. These dividends for the six months ended June 30, 2005, were paid in cash and these dividends for the six months ended June 30, 2004, were paid through the issuance of additional Class B equity interests.

      Loan prepayment premiums were $2.5 million and $4.0 million for the six months ended June 30, 2005 and 2004, respectively. While the scheduled maturities of loans and debt securities generally range from five to ten years, it is not unusual for our borrowers to refinance or pay off their debts to us ahead of schedule. Therefore, we generally structure our loans to require a prepayment premium for the first three to five years of the loan. Accordingly, the amount of prepayment premiums will vary depending on the level of repayments and the age of the loans at the time of repayment.

      Fees and other income primarily include fees related to financial structuring, diligence, transaction services, management services to portfolio companies, guarantees, and other services. As a business development company, we are required to make significant managerial assistance available to the companies in our investment portfolio. Managerial assistance includes management and consulting services including, but not limited to, corporate finance, information technology, marketing, human resources, personnel and board member recruiting, corporate governance, and risk management.

      Fees and other income for the six months ended June 30, 2005 and 2004, included fees relating to the following:

	2005	2004
($ in millions)
Structuring and diligence	$8.9	$7.2
Transaction and other services provided to portfolio companies	1.6	1.3
Management, consulting and other services provided to portfolio companies and guaranty fees	10.0	8.0
Other income	1.8	1.0

Total fees and other income	$22.3	$17.5

      Fees and other income are generally related to specific transactions or services and therefore may vary substantially from period to period depending on the level of investment activity and types of services provided. Fees and other income related to the CMBS and CDO portfolio were $4.1 million and $1.9 million for the six months ended June 30, 2005 and 2004, respectively. Loan origination fees that represent yield enhancement on a loan are capitalized and amortized into interest income over the life of the loan.

      Advantage and BLX were our largest investments at value at June 30, 2005 and 2004, and together represented 22.2% and 19.2% of our total assets, respectively. Total interest and related portfolio income earned from Advantage and BLX was $18.5 million and $16.6 million for the six months ended June 30, 2005, respectively, and was $2.8 million and $22.9 million for the six months ended June 30, 2004, respectively. Total interest and related portfolio income for the six months ended June 30, 2004, included $3.3 million of income earned from Hillman prior to the sale of our investment on March 31, 2004, as discussed above.

      Operating Expenses. Operating expenses include interest, employee, and administrative expenses. The fluctuations in interest expense during the six months ended June 30, 2005 and 2004, were primarily attributable to changes in the level of our borrowings under various notes payable and debentures and our revolving line of credit. Our borrowing activity and weighted average interest cost of debt, including fees and closing costs, at and for the six months ended June 30, 2005 and 2004, were as follows:

	At and for the
	Six Months Ended
	June 30,

	2005	2004
($ in millions)
Total Outstanding Debt	$986.5	$1,058.8
Average Outstanding Debt	$1,097.9	$922.1
Weighted Average Cost(1)	6.8%	6.8%

(1)	The weighted average annual interest cost is computed as the (a) annual stated interest rate on the debt plus the annual amortization of commitment fees and other facility fees that are recognized into interest expense over the contractual life of the respective borrowings, divided by (b) debt outstanding on the balance sheet date.

     In addition to interest on indebtedness, interest expense includes interest on our obligations to replenish borrowed Treasury securities related to our hedging activities of $1.1 million and $2.3 million for the six months ended June 30, 2005 and 2004, respectively.

      Employee expenses for the six months ended June 30, 2005 and 2004, were as follows:

	For the Six
	Months Ended
	June 30,

	2005	2004
($ in millions)
Salaries and employee benefits	$23.5	$17.9
Transition compensation, net	5.5	—
Individual performance award (IPA)	3.8	7.0
IPA mark to market expense (benefit)	1.9	(0.6)
Individual performance bonus (IPB)	3.6	—

Total employee expense	$38.3	$24.3

Number of employees	152	153

      The change in salaries and employee benefits reflects the effect of wage increases and the change in mix of employees given their area of responsibility and relevant experience level.

      Transition compensation costs were $6.4 million for the six months ended June 30, 2005, including $3.7 million of costs under retention agreements and $2.7 million of transition services bonuses awarded to certain employees in the commercial real estate group as a result of the sale of the CMBS and CDO portfolio. Employee expenses were reduced by $0.9 million for salary reimbursements from CWCapital under the transition services agreement resulting in net employee expense related to the sale of the CMBS and CDO portfolio of $5.5 million. See the caption “Commercial Real Estate Finance” above for additional information.

      Employee expense related to the 31 employees in our commercial real estate group who terminated employment in the third quarter of 2005 as a result of the sale of our CMBS and CDO portfolio was $4.1 million and $3.6 million for the six months ended June 30, 2005 and 2004, respectively. While we estimate payroll savings from this head count reduction, we will continue to grow our other investment professional resources as our private equity portfolio grows, which we expect will partially offset these savings.

      The IPA is contributed to a deferred compensation trust and the accounts of the trust are consolidated with our accounts. We are required to mark to market the liability of the trust and this adjustment is recorded to the IPA compensation expense. For the six months ended June 30, 2005 and 2004, the IPA expense included a mark to market increase to the IPA expense of $1.9 million and a mark to market decrease in the IPA expense of $0.6 million, respectively. Because the IPA is deferred compensation, the cost of this award is not a current expense for purposes of computing our taxable income. The expense is deferred for tax purposes until distributions are made from the trust.

      As a result of recent changes in regulation by the Jobs Creation Act of 2004 associated with deferred compensation arrangements, as well as an increase in the competitive market for recruiting talent in the private equity industry, the Compensation Committee and the Board of Directors have determined for 2005 that a portion of the IPA should be replaced with an individual performance bonus (IPB). The IPB is distributed in cash to award recipients in equal bi-weekly installments (beginning in February 2005) as long as the recipient remains employed by us.

      The total IPA contributions and IPB payments are currently estimated to be $14.1 million for 2005 before any mark to market adjustment on the IPA. These amounts are subject to change if there is a change in the composition of the pool of award recipients during the year. If a recipient terminates employment during the year, any further cash contribution for the IPA or remaining cash payments under the IPB would be forfeited.

      Administrative expenses include legal and accounting fees, insurance premiums, the cost of leases for our headquarters in Washington, DC, and our regional offices, stock record expenses, directors’ fees, and various other expenses. Administrative expenses were $43.8 million for the six months ended June 30, 2005, a $28.9 million increase over administrative expenses of $14.9 million for the six months ended June 30, 2004.

      Administrative expenses for the six months ended June 30, 2005, included legal and professional fees and other costs related to the response to requests for information in connection with two government investigations totaling $25.7 million. We expect that these expenses may remain high and difficult to predict in the near term as the result of ongoing requests for documents and information.

      The remaining increase in administrative expenses for 2005 over 2004 was primarily due to increased corporate expenses, including increased expenses related to portfolio development and workout activities of $1.8 million, increased expenses related to accounting fees, insurance premiums, valuation assistance fees, and stock record expense of $0.7 million, and increased expenses related to evaluating potential new buyout investments of $0.3 million.

      Income Tax Expense (Benefit), Including Excise Tax. Our wholly owned subsidiary, AC Corp, is a corporation subject to federal and state income taxes and records a benefit or expense for income taxes as appropriate. For the six months ended June 30, 2005 and 2004, we recorded a net tax expense of $1.6 million and a net tax benefit of $0.5 million, respectively, primarily as a result of AC Corp’s operating results for the periods. In addition, we currently expect that our estimated annual taxable income for 2005 will be in excess of our estimated dividend distributions to shareholders in 2005 from such taxable income, and that such estimated excess taxable income will be distributed in 2006. Therefore, we expect that we will generally be required to pay a 4% excise tax on the excess of 98% of our taxable income for 2005 over the amount of actual distributions for 2005. Accordingly, we accrued an excise tax of $4.0 million in the second quarter based upon our estimate of taxable income earned for the six months ended June 30, 2005.

      Realized Gains and Losses. Net realized gains primarily result from the sale of equity securities associated with certain private finance investments, the sale of CMBS bonds and CDO bonds and preferred shares, and the realization of unamortized discount resulting from the sale and early repayment of private finance loans and commercial mortgage loans, offset by losses on investments. Net realized gains for the six months ended June 30, 2005 and 2004, were as follows:

	For the Six
	Months Ended
	June 30,

	2005	2004
($ in millions)
Realized gains	$259.4	$204.0
Realized losses	(41.6)	(29.5)

Net realized gains	$217.8	$174.5

      When we exit an investment and realize a gain or loss, we make an accounting entry to reverse any unrealized appreciation or depreciation, respectively, we had previously recorded to reflect the appreciated or depreciated value of the investment. For the six months ended June 30, 2005 and 2004, we reversed previously recorded unrealized appreciation or depreciation when gains or losses were realized as follows:

	For the Six
	Months Ended
	June 30,

	2005(1)	2004
($ in millions)
Reversal of previously recorded net unrealized appreciation associated with realized gains	$(26.5)	$(168.4)
Reversal of previously recorded net unrealized depreciation associated with realized losses	41.9	29.6

Total reversal	$15.4	$(138.8)

(1)	Includes the reversal of net unrealized appreciation of $6.5 million on the CMBS and CDO assets sold and the related hedges. The net unrealized appreciation recorded on these assets prior to their sale was determined on an individual security-by-security basis. The net gain realized upon the sale of $227.7 million reflects the total value received for the portfolio as a whole.

     Realized gains and losses for the six months ended June 30, 2005 and 2004, resulted from various private finance and commercial real estate finance transactions.

      Realized gains for the six months ended June 30, 2005, primarily resulted from the sale of our CMBS and CDO assets, as discussed above under the caption “Commercial Real Estate Finance,” ($227.7 million, net of a realized loss of $0.7 million from related hedges), transactions involving eight private finance portfolio companies — Polaris Pool Systems, Inc. ($7.4 million), MasterPlan, Inc. ($3.7 million), U.S. Security Holdings, Inc. ($3.3 million), Ginsey Industries, Inc. ($2.8 million), Professional Paint, Inc. ($1.0 million), Oriental Trading Company, Inc. ($1.0 million), Woodstream Corporation ($0.9 million), and DCS Business Services, Inc. ($0.7 million), and two transactions involving commercial mortgage loans ($6.3 million).

      Realized gains for the six months ended June 30, 2004, primarily resulted from transactions involving seven private finance portfolio companies — The Hillman Companies, Inc. ($150.2 million), CorrFlex Graphics, LLC ($25.7 million), The Hartz Mountain Corporation ($8.2 million), International Fiber Corporation ($5.3 million), Housecall Medical Resources, Inc. ($4.6 million), CBA-Mezzanine Capital Finance, LLC ($3.9 million), and SmartMail, LLC ($2.1 million).

      Realized losses for the six months ended June 30, 2005, primarily resulted from four transactions involving private finance portfolio companies — Norstan Apparel Shops, Inc. ($18.5 million), E-Talk Corporation ($9.0 million), Garden Ridge Corporation ($7.1 million), and Alderwoods Group, Inc. ($0.8 million), and three transactions involving commercial mortgage loans ($5.4 million).

      Realized losses for the six months ended June 30, 2004, primarily resulted from transactions involving four private finance portfolio companies — Executive Greetings, Inc. ($19.3 million), Logic Bay Corporation ($5.7 million), Sure-Tel, Inc. ($2.3 million), and Startec Global Communications Corporation ($1.0 million), and one transaction involving a commercial mortgage loan ($1.0 million).

      Change in Unrealized Appreciation or Depreciation. We determine the value of each investment in our portfolio on a quarterly basis, and changes in value result in unrealized appreciation or depreciation being recognized in our statement of operations. Value, as defined in Section 2(a)(41) of the Investment Company Act of 1940, is (i) the market price for those securities for which a market quotation is readily available and (ii) for all other securities and assets, fair value is as determined in good faith by the Board of Directors. Since there is typically no readily available market value for the investments in our portfolio, we value substantially all of our portfolio investments at fair value as determined in good faith by the Board of Directors pursuant to our valuation policy and a consistently applied valuation process. At June 30, 2005, portfolio investments recorded at fair value were approximately 80% of our total assets. Because of the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments determined in good faith by the Board of Directors may differ significantly from the values that would have been used had a ready market existed for the investments, and the differences could be material.

      There is no single standard for determining fair value in good faith. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment while employing a consistently applied valuation process for the types of investments we make. Unlike banks, we are not permitted to provide a general reserve for anticipated loan losses. Instead, we are required to specifically value each individual investment on a quarterly basis. We will record unrealized depreciation on investments when we believe that an investment has become impaired, including where collection of a loan or realization of an equity security is doubtful, or when the enterprise value of the portfolio company does not currently support the cost of our debt or equity investment. Enterprise value means the entire value of the company to a potential buyer, including the sum of the values of debt and equity securities used to capitalize the enterprise at a point in time. We will record unrealized appreciation if we believe that the underlying portfolio company has appreciated in value and our equity security has also appreciated in value. Changes in fair value are recorded in the statement of operations as net change in unrealized appreciation or depreciation.

      As a business development company, we have invested in illiquid securities including debt and equity securities of companies. The structure of each private finance debt and equity security is specifically negotiated to enable us to protect our investment and maximize our returns. We include many terms governing interest rate, repayment terms, prepayment penalties, financial covenants, operating covenants, ownership parameters, dilution parameters, liquidation preferences, voting rights, and put or call rights. Our investments are generally subject to restrictions on resale and generally have no established trading market. Because of the type of investments that we make and the nature of our business, our valuation process requires an analysis of various factors. Our fair value methodology includes the examination of, among other things, the underlying investment performance, financial condition, and market changing events that impact valuation.

      Valuation Methodology. Our process for determining the fair value of a private finance investment begins with determining the enterprise value of the portfolio company. The fair value of our investment is based on the enterprise value at which the portfolio company could be sold in an orderly disposition over a reasonable period of time between willing parties other than in a forced or liquidation sale. The liquidity event whereby we exit a private finance investment is generally the sale, the recapitalization or, in some cases, the initial public offering of the portfolio company.

      There is no one methodology to determine enterprise value and, in fact, for any one portfolio company, enterprise value is best expressed as a range of fair values, from which we derive a single estimate of enterprise value. To determine the enterprise value of a portfolio company, we analyze its historical and projected financial results. We generally require portfolio companies to provide annual audited and quarterly unaudited financial statements, as well as annual projections for the upcoming fiscal year. Typically in the private equity business, companies are bought and sold based on multiples of EBITDA, cash flow, net income, revenues or, in limited instances, book value. The private equity industry uses financial measures such as EBITDA or EBITDAM (Earnings Before Interest, Taxes, Depreciation, Amortization and, in some instances, Management fees) in order to assess a portfolio company’s financial performance and to value a portfolio company. EBITDA and EBITDAM are not intended to represent cash flow from operations as defined by U.S. generally accepted accounting principles and such information should not be considered as an alternative to net income, cash flow from operations, or any other measure of performance prescribed by U.S. generally accepted accounting principles. When using EBITDA to determine enterprise value, we may adjust EBITDA for non-recurring items. Such adjustments are intended to normalize EBITDA to reflect the portfolio company’s earnings power. Adjustments to EBITDA may include compensation to previous owners, acquisition, recapitalization, or restructuring related items or one-time non-recurring income or expense items.

      In determining a multiple to use for valuation purposes, we generally look to private merger and acquisition statistics, discounted public trading multiples or industry practices. In estimating a reasonable multiple, we consider not only the fact that our portfolio company may be a private company relative to a peer group of public comparables, but we also consider the size and scope of our portfolio company and its specific strengths and weaknesses. In some cases, the best valuation methodology may be a discounted cash flow analysis based on future projections. If a portfolio company is distressed, a liquidation analysis may provide the best indication of enterprise value.

      If there is adequate enterprise value to support the repayment of our debt, the fair value of our loan or debt security normally corresponds to cost unless the borrower’s condition or other factors lead to a determination of fair value at a different amount. The fair value of equity interests in portfolio companies is determined based on various factors, including the enterprise value remaining for equity holders after the repayment of the portfolio company’s debt and other preference capital, and other pertinent factors such as recent offers to purchase a portfolio company, recent transactions involving the purchase or sale of the portfolio company’s equity securities, or other liquidation events. The determined equity values are generally discounted when we have a minority position, restrictions on resale, specific concerns about the receptivity of the capital markets to a specific company at a certain time, or other factors.

      As a participant in the private equity business, we invest primarily in private middle market companies for which there is generally no publicly available information. Because of the private nature of these businesses, there is a need to maintain the confidentiality of the financial and other information that we have for the private companies in our portfolio. We believe that maintaining this confidence is important, as disclosure of such information could disadvantage our portfolio companies and could put us at a disadvantage in attracting new investments. Therefore, we do not intend to disclose financial or other information about our portfolio companies, unless required, because we believe doing so may put them at an economic or competitive disadvantage, regardless of our level of ownership or control.

      To balance the lack of publicly available information about our private portfolio companies, we will continue to work with independent third-party consultants to obtain assistance in determining fair value for a portion of the private finance portfolio each quarter. We work with these consultants to obtain assistance as additional support in the preparation of our internal valuation analysis for a portion of the portfolio each quarter. In addition, we may receive independent assessments of a particular private finance portfolio company’s value in the ordinary course of business, most often in the context of a prospective sale transaction or in the context of a bankruptcy process. The valuation analysis prepared by management using these independent valuation resources, when applicable, is submitted to our Board of Directors for its determination of fair value of the portfolio in good faith.

      At June 30, 2005, S&P Corporate Value Consulting (S&P CVC) assisted us by reviewing our valuations of 72 portfolio companies, including Advantage and BLX. Additionally, Houlihan Lokey Howard and Zukin (Houlihan Lokey) reviewed our valuation of Advantage. For the remaining quarters in 2005, we intend to continue to obtain valuation assistance from S&P CVC, Houlihan Lokey and possibly other third parties. We currently anticipate that we will generally obtain assistance for all companies in the portfolio where we own more than 50% of the outstanding voting equity securities for each of the remaining quarters in 2005 and that we will generally obtain assistance for companies where we own equal to or less than 50% of the outstanding voting equity securities at least once during the course of the year. Valuation assistance may or may not be obtained for new companies that enter the portfolio after June 30 of any calendar year during that year or for investments with a cost and value less than $250,000. We estimate that professional fees for valuation assistance for all of 2005, including the expense incurred in the first and second quarters, will be approximately $1.5 million.

      For the portfolio, net change in unrealized appreciation or depreciation for the six months ended June 30, 2005 and 2004, consisted of the following:

	2005(1)	2004(1)
($ in millions)
Net unrealized appreciation or depreciation	$144.3	$(13.5)
Reversal of previously recorded unrealized appreciation associated with realized gains	(26.5)	(168.4)
Reversal of previously recorded unrealized depreciation associated with realized losses	41.9	29.6

Net change in unrealized appreciation or depreciation	$159.7	$(152.3)

(1)	The net change in unrealized appreciation or depreciation can fluctuate significantly from period to period. As a result year-to-date comparisons may not be meaningful.

     At June 30, 2005, our two largest investments were in Advantage and BLX. The following is a summary of the methodology that we used to determine the fair value of these investments.

      Advantage Sales & Marketing, Inc. We determined the enterprise value of Advantage by using its trailing twelve month normalized EBITDA times a multiple. The multiple we used was consistent with our entry multiple when we acquired Advantage in June 2004. Using this enterprise value, we determined the value of our investments in Advantage to be $405.5 million. Unrealized appreciation on our investment was $144.1 million at June 30, 2005. This is an increase in unrealized appreciation for the six months ended June 30, 2005, of $119.9 million, which has primarily resulted from an increase in its trailing twelve month normalized EBITDA since June 2004. The increase in EBITDA is primarily related to the realization of integration related cost savings. Houlihan Lokey and S&P CVC assisted us with the valuation of our investment in Advantage at June 30, 2005. S&P CVC also assisted us with the valuation of our investment in Advantage at December 31, 2004.

      Business Loan Express, LLC. To determine the value of our investment in BLX at June 30, 2005, we performed four separate valuation analyses to determine a range of values: (1) analysis of comparable public company trading multiples, (2) analysis of BLX’s value assuming an initial public offering, (3) analysis of merger and acquisition transactions for financial services companies, and (4) a discounted dividend analysis. We received valuation assistance from S&P CVC for our investment in BLX at June 30, 2005 and December 31, 2004.

      With respect to the analysis of comparable public company trading multiples and the analysis of BLX’s value assuming an initial public offering, we compute a median trailing and forward price earnings multiple to apply to BLX’s pro-forma net income adjusted for certain capital structure changes that we believe would likely occur should the company be sold. Each quarter we evaluate which public commercial finance companies should be included in the comparable group. The comparable group at June 30, 2005, was made up of CapitalSource, Inc., CIT Group, Inc., Financial Federal Corporation, GATX Corporation, and Marlin Business Services Corporation, which is consistent with the comparable group at December 31, 2004.

      Our investment in BLX at June 30, 2005, was valued at $340.0 million. This fair value was within the range of values determined by the four valuation analyses. Unrealized appreciation on our investment was $56.1 million at June 30, 2005. This is an increase in unrealized appreciation for the six months ended June 30, 2005, of $1.3 million.

      Per Share Amounts. All per share amounts included in the Management’s Discussion and Analysis of Financial Condition and Results of Operations section have been computed using the weighted average common shares used to compute diluted earnings per common share, which were 136.0 million and 131.6 million for the six months ended June 30, 2005 and 2004, respectively.

Comparison of the Years Ended December 31, 2004, 2003, and 2002

      The following table summarizes our operating results for the years ended December 31, 2004, 2003, and 2002.

				Percent				Percent
	2004	2003	Change	Change	2003	2002	Change	Change
(in thousands, except per share amounts)
Interest and Related Portfolio Income
Interest and dividends	$319,642	$290,719	$28,923	10%	$290,719	$264,042	$26,677	10%
Loan prepayment premiums	5,502	8,172	(2,670)	(33)%	8,172	2,776	5,396	194%
Fees and other income	41,946	30,338	11,608	38%	30,338	43,110	(12,772)	(30)%

Total interest and related portfolio income	367,090	329,229	37,861	11%	329,229	309,928	19,301	6%

Expenses
Interest	75,650	77,233	(1,583)	(2)%	77,233	70,443	6,790	10%
Employee(1)	40,728	36,945	3,783	10%	36,945	33,126	3,819	12%
Individual performance award	13,011	—	13,011	**	—	—	—	—
Administrative(1)	34,686	22,387	12,299	55%	22,387	21,504	883	4%

Total operating expenses	164,075	136,565	27,510	20%	136,565	125,073	11,492	9%

Net investment income before income taxes	203,015	192,664	10,351	4%	192,664	184,855	7,809	4%
Income tax expense (benefit)	2,057	(2,466)	4,523	**	(2,466)	930	(3,396)	**

Net investment income	200,958	195,130	5,828	3%	195,130	183,925	11,205	6%

Net Realized and Unrealized Gains (Losses)
Net realized gains	117,240	75,347	41,893	56%	75,347	44,937	30,410	68%
Net change in unrealized appreciation or depreciation	(68,712)	(78,466)	9,754	*	(78,466)	(571)	(77,895)	*

Total net gains (losses)	48,528	(3,119)	51,647	*	(3,119)	44,366	(47,485)	*

Net income	$249,486	$192,011	$57,475	30%	$192,011	$228,291	$(36,280)	(16)%

Diluted earnings per common share	$1.88	$1.62	$0.26	16%	$1.62	$2.20	$(0.58)	(26)%

Weighted average common shares outstanding — diluted	132,458	118,351	14,107	12%	118,351	103,574	14,777	14%

(1)	Employee and administrative expenses for the year ended December 31, 2002, include costs associated with the closing of our German office of $0.5 million and $2.5 million, respectively, for a total of $3.0 million, or $0.03 per common share.

*	Net change in unrealized appreciation or depreciation and net gains (losses) can fluctuate significantly from year to year.

**	Percentage change is not meaningful.

     Total Interest and Related Portfolio Income. Total interest and related portfolio income includes interest and dividend income, loan prepayment premiums, and fees and other income.

      Interest and dividend income for the years ended December 31, 2004, 2003, and 2002, was composed of the following:

($ in millions)	2004	2003	2002

Interest	$301.0	$275.3	$259.4
Dividends	18.6	15.4	4.6

Total	$319.6	$290.7	$264.0

      The level of interest income, which includes interest paid in cash and in kind, is directly related to the balance of the interest-bearing investment portfolio outstanding during the period multiplied by the weighted average yield. The weighted average yield varies from period to period based on the current stated interest on interest-bearing investments and the amount of loans and debt securities for which interest is not accruing. The interest-bearing investments in the portfolio at value and the weighted average yield on the interest-bearing investments in the portfolio at December 31, 2004, 2003, and 2002, were as follows:

($ in millions)	2004	2003	2002

Interest-bearing portfolio	$2,301.2	$1,891.9	$1,896.2
Portfolio yield(1)	14.0%	14.7%	14.0%

(1)	See discussion on portfolio yields above under “Portfolio and Investment Activity.”

     Dividend income results from the dividend yield on preferred equity interests, if any, or the declaration of dividends by a portfolio company on preferred or common equity interests. Dividend income will vary from period to period depending upon the level of yield on our preferred equity interests and the timing and amount of dividends that are declared by a portfolio company on preferred or common equity interests. Dividend income increased in 2004 and 2003 primarily due to the receipt of dividends from BLX on the Class B equity interests held by us. The total dividend declared by BLX was $14.8 million and $7.8 million for the years ended December 31, 2004 and 2003, respectively, and these dividends were paid through the issuance of additional Class B equity interests.

      Loan prepayment premiums were $5.5 million, $8.2 million, and $2.8 million for the years ended December 31, 2004, 2003, and 2002, respectively. While the scheduled maturities of private finance and commercial real estate loans range from five to ten years, it is not unusual for our borrowers to refinance or pay off their debts to us ahead of schedule. Therefore, we generally structure our loans to require a prepayment premium for the first three to five years of the loan. Accordingly, the amount of prepayment premiums will vary depending on the level of repayments and the age of the loans at the time of repayment. Prepayment premiums were higher in 2004 and 2003 as compared to 2002 as a result of an increase in loan prepayments during the prepayment penalty period. Prepayment premiums in 2004 were lower than in 2003 because the loans that prepaid in 2004 generally had lower prepayment penalty requirements than those that prepaid in 2003.

      Fees and other income primarily include fees related to financial structuring, diligence, transaction services, management services to portfolio companies, guarantees, and other advisory services. As a business development company, we are required to make significant managerial assistance available to the companies in our investment portfolio. Managerial assistance includes management and consulting services including, but not limited to, corporate finance, information technology, marketing, human resources, personnel and board member recruiting, corporate governance, and risk management.

      Fees and other income for the years ended December 31, 2004, 2003, and 2002, included fees relating to the following:

($ in millions)	2004	2003	2002

Structuring and diligence	$18.4	$6.1	$15.0
Transaction and other services provided to portfolio companies	3.2	4.5	4.4
Management services provided to portfolio companies, other advisory services and guaranty fees	17.4	18.7	23.2
Other income	2.9	1.0	0.5

Total	$41.9	$30.3	$43.1

      Fees and other income are generally related to specific transactions or services and therefore may vary substantially from year to year depending on the level and types of services provided. Loan origination fees that represent yield enhancement on a loan are capitalized and amortized into interest income over the life of the loan. Fees and other income for the year ended December 31, 2004, include structuring fees related to the purchase of majority ownership in Advantage, Financial Pacific, Mercury, and Insight totaling $10.0 million.

      BLX and Advantage were our largest investments at December 31, 2004, and together represented 19.0% of our total assets. Total interest and related portfolio income earned from BLX and Advantage for the year ended December 31, 2004, was $50.0 million and $21.3 million, respectively. Total interest and related portfolio income for the year ended December 31, 2004, included $2.5 million of income earned from Hillman prior to the sale of our control investment on March 31, 2004, as discussed above.

      BLX and Hillman were our largest portfolio investments at December 31, 2003 and 2002, and together represented 19.1% and 15.6% of our total assets at December 31, 2003 and 2002, respectively. Total interest and related portfolio income earned from BLX for the years ended December 31, 2003 and 2002, was $46.7 million and $40.2 million, respectively. Total interest and related portfolio income earned from Hillman for the years ended December 31, 2003 and 2002, was $9.7 million and $9.3 million, respectively.

      Operating Expenses. Operating expenses include interest, employee, and administrative expenses. Our single largest expense is interest on our indebtedness. The fluctuations in interest expense during the years ended December 31, 2004, 2003, and 2002, were primarily attributable to changes in the level of our borrowings under various notes payable and debentures and our revolving line of credit. Our borrowing activity and weighted average cost of debt, including fees and closing costs, at and for the years ended December 31, 2004, 2003, and 2002, were as follows:

($ in millions)	2004	2003	2002

Total outstanding debt	$1,176.6	$954.2	$998.5
Average outstanding debt	$985.6	$943.5	$938.1
Weighted average interest cost(1)	6.6%	7.5%	6.9%

(1)	The weighted average annual interest cost is computed as the (a) annual stated interest rate on the debt plus the annual amortization of commitment fees and other facility fees that are recognized into interest expense over the contractual life of the respective borrowings, divided by (b) debt outstanding on the balance sheet date.

     In addition to interest on indebtedness, interest expense includes interest on our obligations to replenish borrowed Treasury securities related to our hedging activities of $5.2 million, $5.9 million, and $1.7 million for the years ended December 31, 2004, 2003, and 2002, respectively.

      Employee expenses include salaries and employee benefits. The change in employee expense reflects the effect of wage increases, increased staffing, and the change in mix of employees given their area of responsibility and relevant experience level. Total employees were 162, 125, and 105 at December 31, 2004, 2003, and 2002, respectively. During 2003 and 2002, employee expenses included a retention award program whereby senior officers received cash awards as part of their compensation. The retention award component for the years ended December 31, 2003 and 2002, was $8.6 million and $7.9 million, respectively. Beginning January 1, 2004, we no longer provided retention awards.

      In the first quarter of 2004, we established the Individual Performance Award (IPA) as a long-term incentive compensation program for certain officers. In conjunction with the program, the Board has approved a non-qualified deferred compensation plan (DCP II), which is administered through a trust by an independent third-party trustee.

      The IPA, which will generally be determined annually at the beginning of each year, is deposited in the trust in four equal installments, generally on a quarterly basis, in the form of cash. The Compensation Committee of the Board of Directors designed the DCP II to require the trustee to use the cash to purchase shares of our common stock in the open market.

      Amounts credited to participants under the DCP II are immediately vested once deposited by us into the trust. A participant’s account shall generally become distributable only after his or her termination of employment, or in the event of a change of control of the Company. The Compensation Committee of the Board of Directors may also determine other distributable events and the timing of such distributions.

      For the year ended December 31, 2004, we accrued $13.4 million in IPA expense, or $0.10 per share. We contributed these amounts into the DCP II trust during the year. Because the IPA is deferred compensation, the cost of this award is not a current expense for purposes of computing our taxable income. The expense is deferred for tax purposes until distributions are made from the trust. The accounts of the DCP II are consolidated with our accounts. Further, we are required to mark to market the liability to pay the employees in our stock and this adjustment is recorded to the IPA compensation expense. The effect of this adjustment for the year ended December 31, 2004, was to reduce the individual performance award expense by $0.4 million. The Compensation Committee and the Board of Directors have determined the IPA for 2005 and it is currently expected to be approximately $7.5 million.

      As a result of recent changes in regulation by the Jobs Creation Act of 2004 associated with deferred compensation arrangements, as well as an increase in the competitive market for recruiting top performers in private equity firms, the Compensation Committee and the Board of Directors have determined for 2005 that a portion of the IPA should be replaced with an individual performance bonus (IPB). The IPB for 2005 has been determined to be approximately $7.5 million, and will be distributed in cash to award recipients in equal bi-weekly installments as long as the recipient remains employed by us. If a recipient terminates employment during the year, any remaining cash payments under the IPB would be forfeited.

      The total of the IPA and IPB for 2005 is currently estimated to be $15.0 million. These amounts are subject to change if there is a change in the composition of the pool of award recipients during the year.

      Administrative expenses include legal and accounting fees, valuation assistance fees, insurance premiums, the cost of leases for our headquarters in Washington, DC, and our regional offices, stock record expenses, directors’ fees, and various other expenses. Administrative expenses have increased to $34.7 million for the year ended December 31, 2004. This is a $12.3 million increase over administrative expenses of $22.4 million for the year ended December 31, 2003.

      The largest component of the increase in expenses resulted from a net increase in legal, accounting, consulting, and other fees for 2004 as compared to 2003 of $4.9 million. This increase is primarily attributable to fees associated with the implementation of the requirements under the Sarbanes-Oxley Act of 2002 (including Section 404), the response to requests for information from regulatory and other government agencies, valuation assistance and other corporate matters.

      Legal fees totaled $4.6 million for 2004 as compared to $1.4 million for 2003. We expect that legal expenses will continue to increase substantially in the near term as the result of ongoing requests for documents and information from regulatory and other government agencies related to ongoing investigations. As a result, we expect that total administrative expenses will also increase in 2005 as compared to 2004.

      We have also incurred increased deal costs in 2004 related to evaluating potential new investments. Costs related to mezzanine lending are generally paid by the borrower, however, costs related to buyout investments are generally funded by us. Accordingly, if a prospective deal does not close, we incur expenses that are not recoverable. As a result, these related costs were $1.6 million higher for 2004 than for the prior year. We have increased our focus on managing buyout-related costs, however, we expect that there will be some increased costs from this activity going forward. In addition, expenses related to portfolio development and workout activities were $1.5 million higher for 2004 versus the prior year. We expect the costs related to workouts to decline given the decline in workout assets in the portfolio.

      The remaining increase in administrative expenses for 2004 over 2003 was primarily due to increased rent of $1.4 million associated with the opening of an office in Los Angeles, CA and expanding our office space in Chicago, IL and New York, NY, increased other corporate expenses, including stock record expense, insurance premiums and directors’ fees, of $1.1 million, and increased travel expenses of $0.8 million.

      Administrative expenses were $22.4 million for 2003, a $0.9 million increase over administrative expenses of $21.5 million for 2002. Excluding costs associated with closing the Germany office in 2002 totaling $2.5 million, administrative expenses for 2003 increased by $3.4 million over 2002. The net increase in legal, accounting, consulting and other fees for 2003 as compared to 2002 was $0.8 million. Fees related to market activity in our stock were substantially lower in 2003 as compared to 2002, however, the level of professional fees incurred in 2003 still increased over 2002 as we incurred significant legal, accounting, consulting and other fees in 2003 related to the implementation of the requirements under the Sarbanes-Oxley Act of 2002. The remaining increase in administrative expenses for 2003 over 2002 was primarily due to increased costs associated with corporate liability insurance of $1.4 million, travel costs of $0.6 million, and directors’ fees of $0.5 million.

      Income Tax Expense (Benefit). Our wholly owned subsidiary, AC Corp, is a corporation subject to federal and state income taxes and records an expense or benefit for income taxes as appropriate. For the years ended December 31, 2004 and 2002, we recorded tax expense of $1.1 million and $0.9 million, respectively, primarily as a result of AC Corp’s operating income for the periods. For the year ended December 31, 2003, we recorded a tax benefit of $2.5 million as a result of AC Corp’s operating loss for the period. In addition, for the year ended December 31, 2004, we recorded $1.0 million in excise tax related to excess taxable income carried over into 2005.

      Realized Gains and Losses. Net realized gains primarily result from the sale of equity securities associated with certain private finance investments, the sale of CMBS bonds and CDO bonds and preferred shares, and the realization of unamortized discount resulting from the sale and early repayment of private finance loans and commercial mortgage loans, offset by losses on investments. Net realized gains and losses for the years ended December 31, 2004, 2003, and 2002, were as follows:

($ in millions)	2004	2003	2002

Realized gains	$267.7	$94.3	$95.5
Realized losses	(150.5)	(19.0)	(50.6)

Net realized gains	$117.2	$75.3	$44.9

      When we exit an investment and realize a gain or loss, we make an accounting entry to reverse any unrealized appreciation or depreciation, respectively, we had previously recorded to reflect the appreciated or depreciated value of the investment. For the years ended December 31, 2004, 2003, and 2002, we reversed previously recorded unrealized appreciation or depreciation when gains or losses were realized as follows:

($ in millions)	2004	2003	2002

Reversal of previously recorded unrealized appreciation associated with realized gains	$(210.5)	$(78.5)	$(78.8)
Reversal of previously recorded unrealized depreciation associated with realized losses	151.8	20.3	49.0

Total reversal	$(58.7)	$(58.2)	$(29.8)

      Realized gains and losses for the years ended December 31, 2004, 2003, and 2002, resulted from various private finance and commercial real estate finance transactions.

      Realized gains for the year ended December 31, 2004, primarily resulted from transactions involving 13 private finance portfolio companies — The Hillman Companies, Inc. ($150.3 million), CorrFlex Graphics, LLC ($25.7 million), Professional Paint, Inc. ($13.7 million), Impact Innovations Group, LLC ($9.4 million), The Hartz Mountain Corporation ($8.3 million), Housecall Medical Resources, Inc. ($7.2 million), International Fiber Corporation ($5.2 million), CBA-Mezzanine Capital Finance, LLC ($4.1 million), United Pet Group, Inc. ($3.8 million), Oahu Waste Services, Inc. ($2.8 million), Grant Broadcasting Systems II ($2.7 million), Matrics, Inc. ($2.1 million), and SmartMail, LLC ($2.1 million), and one transaction involving a commercial mortgage loan ($1.8 million). In addition, gains were also realized on CMBS bonds ($17.4 million, net of a net realized loss of $3.8 million from hedges related to the CMBS bonds sold).

      Realized gains for the year ended December 31, 2003, primarily resulted from transactions involving 11 private finance portfolio companies, including Blue Rhino Corporation ($12.6 million), CyberRep ($9.6 million), Morton Grove Pharmaceuticals, Inc. ($8.5 million), Warn Industries, Inc. ($8.0 million), Woodstream Corporation ($6.6 million), Kirkland’s Inc. ($3.0 million), Julius Koch USA, Inc. ($2.8 million), GC-Sun Holdings II, LP ($2.5 million), Interline Brands, Inc. ($1.7 million), WyoTech Acquisition Corporation ($1.3 million), and Advantage Mayer, Inc. ($1.2 million). In addition, gains were also realized on CMBS bonds ($31.6 million, net of a net realized loss of $2.9 million from hedges related to the CMBS bonds sold) and commercial real estate investments ($1.7 million).

      Realized gains for the year ended December 31, 2002, primarily resulted from transactions involving eight private finance portfolio companies, including WyoTech Acquisition Corporation ($60.8 million), Aurora Communications, LLC ($4.9 million), Oriental Trading Company, Inc. ($2.5 million), Kirkland’s, Inc. ($2.2 million), American Home Care Supply, LLC ($1.3 million), Autania AG ($0.8 million), FTI Consulting, Inc. ($0.7 million), and Cumulus Media, Inc. ($0.5 million). In addition, gains were also realized on CMBS bonds ($19.1 million, net of a realized loss of $0.5 million from a hedge related to the CMBS bonds sold), and one commercial real estate investment ($1.3 million). The sale of WyoTech in 2002 was subject to post-closing adjustments, and during 2003, we recognized an additional realized gain of $1.3 million related to post-closing items.

      Realized losses for the year ended December 31, 2004, primarily resulted from transactions involving 13 private finance portfolio companies — American Healthcare Services, Inc. ($32.9 million), The Color Factory, Inc. ($24.5 million), Executive Greetings, Inc. ($19.3 million), Sydran Food Services II, L.P. ($18.2 million), Ace Products, Inc. ($17.6 million), Prosperco Finanz Holding AG ($7.5 million), Logic Bay Corporation ($5.0 million), Sun States Refrigerated Services, Inc. ($4.7 million), Chickasaw Sales & Marketing, Inc. ($3.8 million), Sure-Tel, Inc. ($2.3 million), Liberty-Pittsburgh Systems, Inc. ($2.0 million), EDM Consulting, LLC ($1.9 million), and Startec Global Communications Corporation ($1.1 million), and two transactions involving commercial mortgage loans ($2.1 million).

      Realized losses for the year ended December 31, 2003, primarily resulted from transactions involving three private finance portfolio companies, including Allied Office Products, Inc. ($7.7 million), Candlewood Hotel Company ($2.7 million), and North American Archery, LLC ($2.1 million), and eight transactions involving commercial mortgage loans ($5.9 million).

      Realized losses for the year ended December 31, 2002, primarily resulted from transactions involving 11 private finance portfolio companies, including Velocita, Inc. ($16.0 million), Schwinn Holdings Corporation ($7.9 million), Convenience Corporation of America ($5.8 million), Startec Global Communications Corporation ($4.5 million), The Loewen Group, Inc. ($2.7 million), Monitoring Solutions, Inc. ($1.7 million), Most Confiserie ($1.0 million), NetCare AG ($1.0 million), iSolve Incorporated ($0.9 million), Sure-Tel, Inc. ($0.5 million), and Soff-Cut Holdings, Inc. ($0.5 million), and also from nine commercial real estate investments ($4.7 million).

      Change in Unrealized Appreciation or Depreciation. For a discussion of our fair value methodology, see “Change in Unrealized Appreciation or Depreciation” included in the “Comparison of Six Months Ended June 30, 2005 and 2004.”

      Valuation Methodology — Private Finance. We received quarterly valuation assistance from S&P Corporate Value Consulting (S&P CVC) during 2004, including assistance with the valuation of Business Loan Express (BLX) in the third and fourth quarters of 2004. For the full year, S&P CVC has assisted us with the valuation of 104 portfolio companies. S&P CVC has assisted us in valuing all of the portfolio company investments that were in our portfolio at December 31, 2003, and were still in the portfolio at December 31, 2004. In addition, S&P CVC has assisted us in valuing 11 portfolio company investments that were added to the portfolio during 2004, including Advantage Sales & Marketing, Inc.

      Valuation Methodology — CMBS Bonds and CDO Bonds and Preferred Shares. CMBS bonds and CDO bonds and preferred shares are carried at fair value, which is based on a discounted cash flow model that utilizes prepayment and loss assumptions based on historical experience and projected performance, economic factors, the characteristics of the underlying cash flow and comparable yields for similar CMBS bonds and CDO bonds and preferred shares. Our assumption with regard to discount rate may be based on the yield of comparable securities, when available. We recognize unrealized appreciation or depreciation on our CMBS bonds and CDO bonds and preferred shares as comparable yields in the market change and/or based on changes in estimated cash flows resulting from changes in prepayment or loss assumptions in the underlying collateral pool. As each CMBS bond ages, the expected amount of losses and the expected timing of recognition of such losses in the underlying collateral pool is updated and the revised cash flows are used in determining the fair value of the bonds. We have determined the fair value of our CMBS bonds and CDO bonds and preferred shares on an individual security-by-security basis. If we were to sell a group of these investments in a pool in one or more transactions, the total value received for that pool may be different than the sum of the fair values of the individual bonds or preferred shares.

      Net Change in Unrealized Appreciation or Depreciation. For the portfolio, net change in unrealized appreciation or depreciation for the years ended December 31, 2004, 2003, and 2002, consisted of the following:

	2004	2003	2002
($ in millions)
Net unrealized appreciation or depreciation	$(10.0)	$(20.3)	$29.2
Reversal of previously recorded unrealized appreciation associated with realized gains	(210.5)	(78.5)	(78.8)
Reversal of previously recorded unrealized depreciation associated with realized losses	151.8	20.3	49.0

Net change in unrealized appreciation or depreciation	$(68.7)	$(78.5)	$(0.6)

      For the year ended December 31, 2004, our two most significant changes in net unrealized appreciation were in BLX and Advantage. The following is a summary of the methodology that we used to determine the fair value of these investments.

      Business Loan Express, LLC. To determine the value of our investment in BLX at December 31, 2004, we performed four separate valuation analyses to determine a range of values: (1) analysis of comparable public company trading multiples, (2) analysis of BLX’s value assuming an initial public offering, (3) analysis of merger and acquisition transactions for financial services companies, and (4) a discounted dividend analysis. We performed the analyses with the assistance of JMP Securities. In addition, we received valuation assistance from S&P CVC for our investment in BLX at December 31, 2004.
      With respect to the analysis of comparable public company trading multiples and the analysis of BLX’s value assuming an initial public offering, we compute a median trailing and forward price earnings multiple to apply to BLX’s pro-forma net income adjusted for certain capital structure changes that we believe would likely occur should the company be sold. Each quarter we evaluate which public commercial finance companies should be included in the comparable group. The comparable group at December 31, 2004, was made up of CapitalSource, Inc., CIT Group, Inc., Financial Federal Corporation, GATX Corporation, and Marlin Business Services Corporation, which is consistent with the comparable group at December 31, 2003.

      Our investment in BLX at December 31, 2004, was valued at $335.2 million. This fair value was within the range of values determined by the four valuation analyses. Unrealized appreciation on our investment was $54.8 million at December 31, 2004. This is a decrease in unrealized appreciation of $32.3 million from December 31, 2003.

      Advantage Sales & Marketing, Inc. S&P CVC assisted us with the valuation of our investment in Advantage at December 31, 2004. We determined the enterprise value of Advantage by using their trailing twelve month normalized EBITDA times a multiple. The multiple we used was consistent with our entry multiple when we acquired Advantage in June 2004. Using this enterprise value, we determined the value of our investments in Advantage to be $283.0 million, resulting in unrealized appreciation of $24.3 million.

      Per Share Amounts. All per share amounts included in the Management’s Discussion and Analysis of Financial Condition and Results of Operations section have been computed using the weighted average shares used to compute diluted earnings per share, which were 132.5 million, 118.4 million, and 103.6 million for the years ended December 31, 2004, 2003, and 2002, respectively.

OTHER MATTERS

      Regulated Investment Company Status. We have elected to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, otherwise referred to as the Code. As long as we qualify as a regulated investment company, we are not taxed on our investment company taxable income or realized net capital gains, to the extent that such taxable income or gains are distributed, or deemed to be distributed, to shareholders on a timely basis.

      Taxable income generally differs from net income for financial reporting purposes due to temporary and permanent differences in the recognition of income and expenses, and generally excludes net unrealized appreciation or depreciation, as gains or losses are not included in taxable income until they are realized. In addition, gains realized for financial reporting purposes may differ from gains included in taxable income as a result of our election to recognize gains using installment sale treatment, which results in the deferrment of gains for tax purposes until notes received as consideration from the sale of investments are collected in cash.

      Dividends declared and paid by the Company in a year generally differ from taxable income for that year as such dividends may include the distribution of current year taxable income, the distribution of prior year taxable income carried over into and distributed in the current year, or returns of capital. We are generally required to distribute 98% of our taxable income during the year the income is earned to avoid paying an excise tax. If this requirement is not met, the Code imposes a nondeductible excise tax equal to 4% of the amount by which 98% of the current year’s taxable income exceeds the distribution for the year. The taxable income on which an excise tax is paid is generally carried over and distributed to shareholders in the next tax year. Depending on the level of taxable income earned in a tax year, we may choose to carry over taxable income in excess of current year distributions into the next tax year and pay a 4% excise tax on such income, as required. See “Financial Condition, Liquidity and Capital Resources” below.

      In order to maintain our status as a regulated investment company, we must, in general, (1) continue to qualify as a business development company; (2) derive at least 90% of our gross income from dividends, interest, gains from the sale of securities and other specified types of income; (3) meet asset diversification requirements as defined in the Code; and (4) timely distribute to shareholders at least 90% of our annual investment company taxable income as defined in the Code. We intend to take all steps necessary to continue to qualify as a regulated investment company. However, there can be no assurance that we will continue to qualify for such treatment in future years.

      Legal Proceedings. On June 23, 2004, we were notified by the SEC that they are conducting an informal investigation of us. On December 22, 2004, we received letters from the U.S. Attorney for the District of Columbia requesting the preservation and production of information regarding us and Business Loan Express, LLC in connection with a criminal investigation. Based on the information available to us at this time, the inquiries appear to primarily pertain to matters related to portfolio valuation and our portfolio company, Business Loan Express, LLC. To date, we have produced materials in response to requests from both the SEC and the U.S. Attorney’s office, and certain current and former employees have provided testimony and have been interviewed by the staff of the SEC and the U.S. Attorney’s Office. We are voluntarily cooperating with these investigations.

      In addition to the above matters, we are party to certain lawsuits in the normal course of business.

      While the outcome of these legal proceedings and other matters cannot at this time be predicted with certainty, we do not expect that these matters will have a material effect upon our financial condition or results of operations.

FINANCIAL CONDITION, LIQUIDITY AND CAPITAL RESOURCES

      Our portfolio has historically generated cash flow from which we pay dividends to shareholders and fund new investment activity. Cash generated from the portfolio includes cash flow from net investment income and net realized gains and principal collections related to investment repayments or sales. Cash flow provided by our operating activities before new investment activity for the six months ended June 30, 2005 and 2004, and for the years ended December 31, 2004, 2003, and 2002, was as follows:

	For the Six Months		For the Years Ended
	Ended June 30,		December 31,

($ in millions)	2005	2004	2004	2003	2002

	(unaudited)
Net cash provided by (used in) operating activities	$765.4	$(89.8)	$(179.3)	$80.3	$65.3
Add: portfolio investments funded	647.2	737.2	1,472.4	930.6	506.4

Total cash provided by operating activities before new investments	$1,412.6	$647.4	$1,293.1	$1,010.9	$571.7

      From the cash provided by operating activities before new investments, we make new portfolio investments, fund our operating activities, and pay dividends to shareholders. We also raise new debt and equity capital from time to time in order to fund our investments and operations.

      Because of the level of cash flow provided in 2005, we ended the second quarter of 2005 with $490.0 million in cash and cash equivalents. We invest otherwise uninvested cash in U.S. government- or agency-issued or guaranteed securities that are backed by the full faith and credit of the United States, or in high quality, short-term repurchase agreements fully collateralized by such securities. We place our cash with financial institutions and, at times, cash held in checking accounts in financial institutions may be in excess of the Federal Deposit Insurance Corporation insured limit.

      Dividends to common shareholders for the six months ended June 30, 2005, and for the years ended December 31, 2004, 2003, and 2002, were $152.3 million, $299.3 million, $267.8 million, and $229.9 million, respectively. Total regular quarterly dividends were $2.28, $2.28, and $2.20 per common share for the years ended December 31, 2004, 2003, and 2002, respectively, and were $1.14 per common share for the six months ended June 30, 2005. An extra cash dividend of $0.02 and $0.03 per common share was declared during 2004 and 2002, respectively, and was paid to shareholders on January 28, 2005, and January 9, 2003, respectively.

      Dividends are generally determined based upon an estimate of annual taxable income, which includes our taxable interest, dividend and fee income, as well as taxable net capital gains. As discussed above, taxable income generally differs from net income for financial reporting purposes due to temporary and permanent differences in the recognition of income and expenses, and generally excludes net unrealized appreciation or depreciation, as gains or losses are not included in taxable income until they are realized. Taxable income includes non-cash income, such as changes in accrued and reinvested interest and dividends and the amortization of discounts and fees. Cash collections of income resulting from contractual payment-in-kind interest or the amortization of discounts and fees generally occur upon the repayment of the loans or debt securities that include such items. Non-cash taxable income is reduced by non-cash expenses, such as realized losses and depreciation and amortization expense.

      Our Board of Directors reviews the dividend rate quarterly, and may adjust the quarterly dividend throughout the year. Dividends are declared based upon our estimate of annual taxable income available for distribution to shareholders. Our goal is to declare what we believe to be sustainable increases in our regular quarterly dividends. To the extent that we earn annual taxable income in excess of dividends paid for the year, we may carry over the excess taxable income into the next year and such excess income will be available for distribution in the next year as permitted under the Internal Revenue Code of 1986. Excess taxable income carried over and paid out in the next year may be subject to a 4% excise tax (see “Other Matters — Regulated Investment Company Status” above). We believe that carrying over excess taxable income into future periods may provide increased visibility with respect to taxable earnings available to pay the regular quarterly dividend.

      We currently expect that our estimated annual taxable income for 2005 will be in excess of our estimated dividend distributions to shareholders in 2005 from such taxable income, and, therefore, we expect to carry over excess taxable income for distribution to shareholders in 2006. Accordingly, we accrued an excise tax of $4.0 million based upon our estimate of taxable income earned for the six months ended June 30, 2005. Excise taxes are accrued on estimated excess taxable income as taxable income is earned, therefore, the excise tax accrued to date in 2005 may be adjusted as appropriate in the second half of 2005 to reflect changes in our estimate of the carry over amount and additional excise tax may be accrued during the rest of 2005 as additional excess taxable income is earned, if any. Our ability to earn the estimated annual taxable income for 2005 depends on many factors, including our ability to make new investments at attractive yields, the level of repayments in the portfolio, the realization of gains or losses from portfolio exits, and the level of operating expense incurred to operate our business. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors.”

      Because we are a regulated investment company, we distribute our taxable income and, therefore, from time to time we will raise new debt or equity capital in order to fund our investments and operations.

      At June 30, 2005, and December 31, 2004, 2003, and 2002, our total cash and cash equivalents, total assets, total debt outstanding, total shareholders’ equity, debt to equity ratio and asset coverage for senior indebtedness were as follows:

($ in millions)	2005	2004	2003	2002

Total cash and cash equivalents	$490.0	$57.2	$214.2	$11.2
Total assets	$3,365.5	$3,261.0	$3,019.9	$2,794.3
Total debt outstanding	$986.5	$1,176.6	$954.2	$998.5
Total shareholders’ equity	$2,281.3	$1,979.8	$1,914.6	$1,546.1
Debt to equity ratio	0.43	0.59	0.50	0.65
Asset coverage ratio(1)	343%	280%	322%	270%

(1)	As a business development company, we are generally required to maintain a minimum ratio of 200% of total assets to total borrowings.

     We currently target a debt to equity ratio ranging between 0.5:1.0 to 0.7:1.0 because we believe that it is prudent to operate with a larger equity capital base and less leverage. During 2003, we intentionally deleveraged the balance sheet to move the leverage ratio to the lower end of the target debt to equity ratio range and remained within the range during 2004. During the second quarter of 2005, we completed the sale of our portfolio of CMBS and CDO assets for net cash proceeds of $976.0 million. Upon the closing of the sale, we repaid outstanding borrowings under our revolving line of credit of $199.8 million and also repaid matured unsecured notes payable of $40.0 million in May 2005. As of June 30, 2005, we had no outstanding borrowings on our revolving line of credit. As a result, our debt to equity ratio of 0.43:1.00 at June 30, 2005, was below our target range.

      We did not raise equity during the six months ended June 30, 2005. For the years ended December 31, 2004, 2003, and 2002, we raised equity of $73.5 million, $422.9 million, and $172.8 million, respectively, including $86.5 million raised through a non-transferable rights offering during 2002. In addition, shareholders’ equity increased by $17.1 million, $51.3 million, $21.2 million, and $22.1 million through the exercise of employee options, the collection of notes receivable from the sale of common stock, and the issuance of shares through our dividend reinvestment plan for the six months ended June 30, 2005, and for the years ended December 31, 2004, 2003, and 2002, respectively.

      We employ an asset-liability management strategy that focuses on matching the estimated maturities of our loan and investment portfolio to the estimated maturities of our borrowings. We use our revolving line of credit facility as a means to bridge to long-term financing in the form of debt or equity capital, which may or may not result in temporary differences in the matching of estimated maturities. Availability on the revolving line of credit, net of amounts committed for standby letters of credit issued under the line of credit facility, was $550.4 million on June 30, 2005. We evaluate our interest rate exposure on an ongoing basis. Generally, we seek to fund our primarily fixed-rate investment portfolio with fixed-rate debt or equity capital. To the extent deemed necessary, we may hedge variable and short-term interest rate exposure through interest rate swaps or other techniques.

      At June 30, 2005, and December 31, 2004, we had outstanding debt as follows:

	June 30, 2005					December 31, 2004

					Annual					Annual
					Return to					Return to
			Annual		Cover			Annual		Cover
	Facility	Amount	Interest		Interest	Facility	Amount	Interest		Interest
($ in millions)	Amount	Outstanding	Cost(1)		Payments(2)	Amount	Outstanding	Cost(1)		Payments(2)

Notes payable and debentures:
Unsecured notes payable	$940.0	$940.0	6.5%		1.8%	$981.4	$981.4	6.5%		2.0%
SBA debentures	53.8	46.5	7.8%		0.1%	84.8	77.5	8.2%		0.2%
OPIC loan	—	—				5.7	5.7	6.6%		0.0%

Total notes payable and debentures	993.8	986.5	6.5%		1.9%	1,071.9	1,064.6	6.6%		2.2%
Revolving line of credit	587.5	—	—	(2)	0.1%	552.5	112.0	6.3	% (3)	0.2%

Total debt	$1,581.3	$986.5	6.8	%(2)	2.0%	$1,624.4	$1,176.6	6.6	% (3)	2.4%

(1)	The weighted average annual interest cost is computed as the (a) annual stated interest on the debt plus the annual amortization of commitment fees and other facility fees that are recognized into interest expense over the contractual life of the respective borrowings, divided by (b) debt outstanding on the balance sheet date.

(2)	The annual portfolio return to cover interest payments is calculated as the December 31, 2004 and 2003, annualized cost of debt per class of financing outstanding divided by total assets at December 31, 2004 and 2003.

(3)	There were no amounts drawn on the revolving line of credit at June 30, 2005. The current interest rate payable on the revolving line of credit was 4.7% at December 31, 2004, which excluded the annual cost of commitment fees and other facility fees of $1.8 million. The annual interest cost for total debt includes the annual cost of commitment fees and other facility fees on the revolving line of credit regardless of the amount outstanding on the facility as of the balance sheet date. The annual cost of commitment fees and other facility fees on the revolving line of credit was $2.8 million at June 30, 2005, which included the extension fee of $1.8 million that we paid on April 18, 2005, as discussed below.

     Unsecured Notes Payable. We have issued long-term debt to institutional lenders, primarily insurance companies. The notes have five- or seven-year maturities, with maturity dates beginning in 2005 and generally have fixed rates of interest. The notes generally require payment of interest only semi-annually, and all principal is due upon maturity.

      On March 25, 2004, we issued five-year unsecured long-term notes denominated in Euros and Sterling for a total U.S. dollar equivalent of $15.2 million. The notes have fixed interest rates and have substantially the same terms as our existing unsecured notes. Simultaneous with issuing the notes, we entered into a cross-currency swap with a financial institution which fixed our interest and principal payments in U.S. dollars for the life of the debt.

      On April 30, 2004, we repaid $112.0 million of unsecured notes payable that matured on May 1, 2004. During the second quarter of 2005, we repaid $40.0 million of the unsecured notes payable.

      On November 15, 2004, we issued $252.5 million of five-year and $72.5 million of seven-year unsecured long-term notes, primarily to insurance companies. The five- and seven-year notes have fixed interest rates of 5.53% and 5.99%, respectively, and have substantially the same terms as our existing unsecured long-term notes. We used a portion of the proceeds from the new long-term note issuance to repay $102.0 million of our existing unsecured long-term notes that matured on November 15, 2004, with an interest cost of 8.5%.

      Small Business Administration Debentures. We, through our small business investment company subsidiary, have debentures payable to the Small Business Administration with contractual maturities of ten years. The notes require payment of interest only semi-annually, and all principal is due upon maturity. During 2004, we repaid $17.0 million of this outstanding debt and during the first quarter of 2005, we repaid $31.0 million of this outstanding debt. Under the small business investment company program, we may borrow up to $119.0 million from the Small Business Administration. At June 30, 2005, and December 31, 2004, we had a commitment from the Small Business Administration to borrow up to an additional $7.3 million above the current amount outstanding. The commitment expires on September 30, 2005.

      Revolving Line of Credit. We increased the committed amount on the unsecured revolving line of credit to $587.5 million during the first quarter of 2005. The committed amount may be further expanded through new or additional commitments up to $600 million at our option. In addition, during the second quarter of 2005, we exercised our option to extend the maturity for one additional year from the expiration date of April 2005 under substantially similar terms. In connection with the extension, we paid an extension fee of 0.3% on the existing commitments. In addition, the interest rate on outstanding borrowings will increase by 0.5% during the extension period.

      After the extension notice, the credit facility generally bore interest at a rate, at our option, equal to (i) the one-month LIBOR plus 2.00%, (ii) the Bank of America, N.A. cost of funds plus 2.00% or (iii) the higher of the Bank of America, N.A. prime rate plus 0.5% or the Federal Funds rate plus 1.00%. The line of credit generally requires monthly payments of interest, and all principal is due upon maturity.

      There were no outstanding borrowings on the unsecured revolving line of credit at June 30, 2005. The amount available under the line at June 30, 2005, was $550.4 million, net of amounts committed for standby letters of credit of $37.1 million. Net repayments under the revolving line of credit for the six months ended June 30, 2005, were $112.0 million.

      On September 30, 2005, we entered into an unsecured revolving line of credit with a committed amount of $722.5 million. The revolving line of credit may be expanded through new or additional commitments up to $922.5 million at our option. The revolving line of credit replaces our previous revolving line of credit and expires on September 30, 2008. The revolving line of credit generally bears interest at a rate equal to (i) LIBOR (for the period we select) plus 1.30% or (ii) the higher of the Federal Funds rate plus 0.50% or the Bank of America N.A. prime rate. The revolving line of credit requires the payment of an annual commitment fee equal to 0.20% of the committed amount. The revolving line of credit generally requires payments of interest at the end of each LIBOR interest period, but no less frequently than quarterly, on LIBOR based loans and monthly payments of interest on other loans. All principal is due upon maturity.

      We have various financial and operating covenants required by the revolving line of credit and notes payable and debentures. These covenants require us to maintain certain financial ratios, including debt to equity and interest coverage, and a minimum net worth. Our credit facilities limit our ability to declare dividends if we default under certain provisions. As of June 30, 2005, and December 31, 2004, we were in compliance with these covenants.

      The following table shows our significant contractual obligations for the repayment of debt and payment of other contractual obligations as of June 30, 2005.

		Payments Due By Year

							After
	Total	2005	2006	2007	2008	2009	2009
($ in millions)
Notes payable and debentures:
Unsecured long-term notes payable	$940.0	$125.0	$175.0	$—	$153.0	$267.5	$219.5
SBA debentures	46.5	—	—	—	—	—	46.5
Revolving line of credit(1)	—	—	—	—	—	—	—
Operating leases	31.3	2.3	4.5	4.4	4.5	4.6	11.0

Total contractual obligations	$1,017.8	$127.3	$179.5	$4.4	$157.5	$272.1	$277.0

(1)	As discussed above, we exercised our option to extend the maturity of the revolving line of credit to April 2006. At June 30, 2005, $550.4 million remained unused and available, net of amounts committed for standby letters of credit of $37.1 million issued under the credit facility.

     The following table shows our contractual commitments that may have the effect of creating, increasing, or accelerating our liabilities as of June 30, 2005.

		Amount of Commitment Expiration Per Year

							After
	Total	2005	2006	2007	2008	2009	2009
($ in millions)
Guarantees	$116.8	$0.1	$0.9	$107.8	$—	$2.5	$5.5
Standby letters of credit(1)	37.1	—	37.1	—	—	—	—

Total commitments	$153.9	$0.1	$38.0	$107.8	$—	$2.5	$5.5

(1)	Standby letters of credit are issued under our revolving line of credit. As discussed above, we exercised our option to extend the maturity of the revolving line of credit to April 2006. Therefore, unless a standby letter of credit is set to expire at an earlier date, we have assumed that the standby letters of credit will expire contemporaneously with the expiration of our line of credit in April 2006.

     In addition, we had outstanding commitments to fund investments totaling $591.9 million at June 30, 2005, of which we funded $215.7 million in July 2005. We intend to fund these commitments and prospective investment opportunities with existing cash, which totaled $490.0 million at June 30, 2005, through cash flow from operations before new investments, through borrowings under our line of credit or other long-term debt agreements, or through the sale or issuance of new equity capital.

CRITICAL ACCOUNTING POLICIES

      The consolidated financial statements are based on the selection and application of critical accounting policies, which require management to make significant estimates and assumptions. Critical accounting policies are those that are both important to the presentation of our financial condition and results of operations and require management’s most difficult, complex, or subjective judgments. Our critical accounting policies are those applicable to the valuation of investments and certain revenue recognition matters as discussed below.

        Valuation of Portfolio Investments. As a business development company, we invest in illiquid securities including debt and equity securities of companies. Our investments are generally subject to restrictions on resale and generally have no established trading market. We value substantially all of our investments at fair value as determined in good faith by the Board of Directors in accordance with our valuation policy. We determine fair value to be the amount for which an investment could be exchanged in an orderly disposition over a reasonable period of time between willing parties other than in a forced or liquidation sale. Our valuation policy considers the fact that no ready market exists for substantially all of the securities in which we invest. Our valuation policy is intended to provide a consistent basis for determining the fair value of the portfolio. We will record unrealized depreciation on investments when we believe that an investment has become impaired, including where collection of a loan or realization of an equity security is doubtful, or when the enterprise value of the portfolio company does not currently support the cost of our debt or equity investments. Enterprise value means the entire value of the company to a potential buyer, including the sum of the values of debt and equity securities used to capitalize the enterprise at a point in time. We will record unrealized appreciation if we believe that the underlying portfolio company has appreciated in value and our equity security has also appreciated in value. The value of investments in publicly traded securities is determined using quoted market prices discounted for restrictions on resale, if any.

        Loans and Debt Securities. For loans and debt securities, fair value generally approximates cost unless the borrower’s enterprise value, overall financial condition or other factors lead to a determination of fair value at a different amount.

      When we receive nominal cost warrants or free equity securities (“nominal cost equity”), we allocate our cost basis in our investment between debt securities and nominal cost equity at the time of origination. At that time, the original issue discount basis of the nominal cost equity is recorded by increasing the cost basis in the equity and decreasing the cost basis in the related debt securities.

      Interest income is recorded on an accrual basis to the extent that such amounts are expected to be collected. For loans and debt securities with contractual payment-in-kind interest, which represents contractual interest accrued and added to the loan balance that generally becomes due at maturity, we will not accrue payment-in-kind interest if the portfolio company valuation indicates that the payment-in-kind interest is not collectible. Interest on loans and debt securities is not accrued if we have doubt about interest collection. Loans in workout status that are classified as Grade 4 or 5 assets under our internal grading system do not accrue interest. In addition, interest may not accrue on loans or debt securities to portfolio companies that are more than 50% owned by us depending on such company’s capital requirements. Loan origination fees, original issue discount, and market discount are capitalized and then amortized into interest income using the effective interest method. Upon the prepayment of a loan or debt security, any unamortized loan origination fees are recorded as interest income and any unamortized original issue discount or market discount is recorded as a realized gain. Prepayment premiums are recorded on loans and debt securities when received.

        Equity Securities. Our equity securities in portfolio companies for which there is no liquid public market are valued at fair value based on the enterprise value of the portfolio company, which is determined using various factors, including cash flow from operations of the portfolio company and other pertinent factors, such as recent offers to purchase a portfolio company, recent transactions involving the purchase or sale of the portfolio company’s equity securities, or other liquidation events. The determined equity values are generally discounted to account for restrictions on resale and minority ownership positions.

      The value of our equity securities in public companies for which market quotations are readily available is based on the closing public market price on the balance sheet date. Securities that carry certain restrictions on sale are typically valued at a discount from the public market value of the security.

      Dividend income on preferred equity securities is recorded as dividend income on an accrual basis to the extent that such amounts are expected to be collected and to the extent that we have the option to receive the dividend in cash. Dividend income on common equity securities is recorded on the record date for private companies or on the ex-dividend date for publicly traded companies.

      Net Realized Gains or Losses and Net Change in Unrealized Appreciation or Depreciation. Realized gains or losses are measured by the difference between the net proceeds from the repayment or sale and the cost basis of the investment without regard to unrealized appreciation or depreciation previously recognized, and include investments charged off during the year, net of recoveries. Net change in unrealized appreciation or depreciation reflects the change in portfolio investment values during the reporting period, including the reversal of previously recorded unrealized appreciation or depreciation when gains or losses are realized.

      Fee Income. Fee income includes fees for guarantees and services rendered by us to portfolio companies and other third parties such as diligence, structuring, transaction services, management and consulting services, and other services. Guaranty fees are generally recognized as income over the related period of the guaranty. Diligence, structuring, and transaction services fees are generally recognized as income when services are rendered or when the related transactions are completed. Management, consulting and other services fees are generally recognized as income as the services are rendered.

SENIOR SECURITIES

      Information about our senior securities is shown in the following tables as of December 31 for the years indicated in the table, unless otherwise noted. The report of our independent registered public accounting firm on the senior securities table as of December 31, 2004, is attached as an exhibit to the registration statement of which this prospectus is a part. The “—” indicates information which the SEC expressly does not require to be disclosed for certain types of senior securities.

	Total Amount
	Outstanding		Involuntary
	Exclusive of	Asset	Liquidating	Average
	Treasury	Coverage	Preference	Market Value
Class and Year	Securities(1)	Per Unit(2)	Per Unit(3)	Per Unit(4)

Unsecured Long-term Notes Payable
1995	$0	$0	$—	N/A
1996	0	0	—	N/A
1997	0	0	—	N/A
1998	180,000,000	2,734	—	N/A
1999	419,000,000	2,283	—	N/A
2000	544,000,000	2,445	—	N/A
2001	694,000,000	2,453	—	N/A
2002	694,000,000	2,704	—	N/A
2003	854,000,000	3,219	—	N/A
2004	981,368,000	2,801	—	N/A
2005 (as of June 30, unaudited)	940,011,500	3,430	—	N/A
Small Business Administration Debentures (5)
1995	$61,300,000	$2,868	$—	N/A
1996	61,300,000	2,485	—	N/A
1997	54,300,000	2,215	—	N/A
1998	47,650,000	2,734	—	N/A
1999	62,650,000	2,283	—	N/A
2000	78,350,000	2,445	—	N/A
2001	94,500,000	2,453	—	N/A
2002	94,500,000	2,704	—	N/A
2003	94,500,000	3,219	—	N/A
2004	77,500,000	2,801	—	N/A
2005 (as of June 30, unaudited)	46,500,000	3,430	—	N/A

	Total Amount
	Outstanding		Involuntary
	Exclusive of	Asset	Liquidating	Average
	Treasury	Coverage	Preference	Market Value
Class and Year	Securities(1)	Per Unit(2)	Per Unit(3)	Per Unit(4)

Overseas Private Investment Corporation Loan
1995	$0	$0	$—	N/A
1996	8,700,000	2,485	—	N/A
1997	8,700,000	2,215	—	N/A
1998	5,700,000	2,734	—	N/A
1999	5,700,000	2,283	—	N/A
2000	5,700,000	2,445	—	N/A
2001	5,700,000	2,453	—	N/A
2002	5,700,000	2,704	—	N/A
2003	5,700,000	3,219	—	N/A
2004	5,700,000	2,801	—	N/A
2005 (as of June 30, unaudited)	0	0	—	N/A

Revolving Lines of Credit
1995	$20,414,000	$2,868	$—	N/A
1996	45,099,000	2,485	—	N/A
1997	38,842,000	2,215	—	N/A
1998	95,000,000	2,734	—	N/A
1999	82,000,000	2,283	—	N/A
2000	82,000,000	2,445	—	N/A
2001	144,750,000	2,453	—	N/A
2002	204,250,000	2,704	—	N/A
2003	0	0	—	N/A
2004	112,000,000	2,801	—	N/A
2005 (as of June 30, unaudited)	0	0	—	N/A

Auction Rate Reset Note
1995	$0	$0	$—	N/A
1996	0	0	—	N/A
1997	0	0	—	N/A
1998	0	0	—	N/A
1999	0	0	—	N/A
2000	76,598,000	2,445	—	N/A
2001	81,856,000	2,453	—	N/A
2002	0	0	—	N/A
2003	0	0	—	N/A
2004	0	0	—	N/A
2005 (as of June 30, unaudited)	0	0	—	N/A

	Total Amount
	Outstanding		Involuntary
	Exclusive of	Asset	Liquidating	Average
	Treasury	Coverage	Preference	Market Value
Class and Year	Securities(1)	Per Unit(2)	Per Unit(3)	Per Unit(4)

Master Repurchase Agreement and Master Loan and Security Agreement
1995	$0	$0	$—	N/A
1996	85,775,000	2,485	—	N/A
1997	225,821,000	2,215	—	N/A
1998	6,000,000	2,734	—	N/A
1999	23,500,000	2,283	—	N/A
2000	0	0	—	N/A
2001	0	0	—	N/A
2002	0	0	—	N/A
2003	0	0	—	N/A
2004	0	0	—	N/A
2005 (as of June 30, unaudited)	0	0	—	N/A

Senior Note Payable(6)
1995	$20,000,000	$2,868	$—	N/A
1996	20,000,000	2,485	—	N/A
1997	20,000,000	2,215	—	N/A
1998	0	0	—	N/A
1999	0	0	—	N/A
2000	0	0	—	N/A
2001	0	0	—	N/A
2002	0	0	—	N/A
2003	0	0	—	N/A
2004	0	0	—	N/A
2005 (as of June 30, unaudited)	0	0	—	N/A

Bonds Payable
1995	$98,625,000	$2,868	$—	N/A
1996	54,123,000	2,485	—	N/A
1997	0	0	—	N/A
1998	0	0	—	N/A
1999	0	0	—	N/A
2000	0	0	—	N/A
2001	0	0	—	N/A
2002	0	0	—	N/A
2003	0	0	—	N/A
2004	0	0	—	N/A
2005 (as of June 30, unaudited)	0	0	—	N/A

	Total Amount
	Outstanding		Involuntary
	Exclusive of	Asset	Liquidating	Average
	Treasury	Coverage	Preference	Market Value
Class and Year	Securities(1)	Per Unit(2)	Per Unit(3)	Per Unit(4)

Redeemable Cumulative Preferred Stock(5)(7)
1995	$1,000,000	$277	$100	N/A
1996	1,000,000	242	100	N/A
1997	1,000,000	217	100	N/A
1998	1,000,000	267	100	N/A
1999	1,000,000	225	100	N/A
2000	1,000,000	242	100	N/A
2001	1,000,000	244	100	N/A
2002	1,000,000	268	100	N/A
2003	1,000,000	319	100	N/A
2004	0	0	—	N/A
2005 (as of June 30, unaudited)	0	0	—	N/A
Non-Redeemable Cumulative Preferred Stock(5)
1995	$6,000,000	$277	$100	N/A
1996	6,000,000	242	100	N/A
1997	6,000,000	217	100	N/A
1998	6,000,000	267	100	N/A
1999	6,000,000	225	100	N/A
2000	6,000,000	242	100	N/A
2001	6,000,000	244	100	N/A
2002	6,000,000	268	100	N/A
2003	6,000,000	319	100	N/A
2004	0	0	—	N/A
2005 (as of June 30, unaudited)	0	0	—	N/A

(1)	Total amount of each class of senior securities outstanding at the end of the period presented.

(2)	The asset coverage ratio for a class of senior securities representing indebtedness is calculated as our consolidated total assets, less all liabilities and indebtedness not represented by senior securities, divided by senior securities representing indebtedness. This asset coverage ratio is multiplied by $1,000 to determine the Asset Coverage Per Unit. The asset coverage ratio for a class of senior securities that is preferred stock is calculated as our consolidated total assets, less all liabilities and indebtedness not represented by senior securities, divided by senior securities representing indebtedness, plus the involuntary liquidation preference of the preferred stock (see footnote 3). The Asset Coverage Per Unit for preferred stock is expressed in terms of dollar amounts per share.

(3)	The amount to which such class of senior security would be entitled upon the involuntary liquidation of the issuer in preference to any security junior to it.

(4)	Not applicable, as senior securities are not registered for public trading.

(5)	Issued by our small business investment company subsidiary to the Small Business Administration. These categories of senior securities are not subject to the asset coverage requirements of the 1940 Act. See “Certain Government Regulations — Small Business Administration Regulations.”

(6)	We were the obligor on $15 million of the senior notes. Our small business investment company subsidiary was the obligor on the remaining $5 million, which is not subject to the asset coverage requirements of the 1940 Act.

(7)	The Redeemable Cumulative Preferred Stock was reclassified to Other Liabilities on the accompanying financial statements during 2003 in accordance with SFAS No. 150.

BUSINESS

General

      As a business development company, or BDC, we are in the private equity business. Specifically, we provide long-term debt and equity capital to primarily private middle market companies in a variety of industries. We believe the private equity capital markets are important to the growth of small and middle market companies because such companies often have difficulty accessing the public debt and equity capital markets because their capital needs are too small to be attractive to the public markets, or because they are in need of long-term growth capital, which banks do not generally provide. We believe that we are well positioned to be a source of capital for such companies.

      We have participated in the private equity business since we were founded in 1958. We have financed thousands of companies nationwide. We generally invest in established, middle market companies with adequate cash flow for debt service. We are not venture capitalists, and we generally do not provide seed, or early stage, capital.

      We primarily invest in the American entrepreneurial economy. Our private finance portfolio includes investments in over 100 companies that generate aggregate annual revenues of over $10 billion and employ more than 90,000 people.

      Our investment objective is to achieve current income and capital gains. In order to achieve this objective, we invest in companies in a variety of industries. We have also invested in non-investment grade commercial mortgage-backed securities (CMBS) and collateralized debt obligation bonds and preferred shares (CDOs); however, on May 3, 2005, we completed the sale of our portfolio of CMBS and CDO investments. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations” above. Upon completion of this sale, our lending and investment activity has been focused primarily on private equity investments.

Private Equity Investing

      As a private equity investor, we spend significant time and effort identifying, structuring, performing due diligence, monitoring, developing, valuing, and ultimately exiting our investments. We generally target companies in less cyclical industries with, among other things, high return on invested capital, management teams with meaningful equity ownership, well-constructed balance sheets, and that have the ability to generate free cash flow. Each investment is subject to an extensive due diligence process. It is not uncommon for a single investment to take from two months to a full year to complete, depending on the complexity of the transaction.

      Our investment activity is primarily focused on making long-term investments in the debt and equity of primarily private middle market companies. Debt investments may include senior loans, second lien debt, unitranche debt (a single debt investment that is a blend of senior and subordinated debt), or subordinated debt (with or without equity features). The junior debt that we invest in that is lower in repayment priority than senior debt is also known as mezzanine debt. Equity investments may include a minority equity stake in connection with a debt investment or a substantial equity stake in connection with a buyout transaction. In a buyout transaction, we generally invest in senior debt, subordinated debt and equity (preferred and/or voting or non-voting common) where our equity ownership represents a significant portion of the equity, but may or may not represent a controlling interest.

      We have chosen these investments because they can be structured to provide recurring cash flow to us as the investor. In addition to earning interest income, we may earn income from management, diligence, structuring, consulting or other fees. We may also enhance our total return through capital gains through equity features, such as nominal cost warrants, or by investing in equity instruments. Net realized gains received over the past ten years as a percentage of total assets are shown in the chart below.

      Our investments in the debt and equity of primarily private middle market companies are generally long-term in nature and privately negotiated, and no readily available market exists for them. This makes our investments highly illiquid and, as a result, we cannot readily trade them. When we make an investment, we enter into a long-term arrangement where our ultimate exit from that investment may be five to ten years in the future.

      We believe illiquid investments generally provide better investment returns on average over time than do more liquid investments, such as public equities, public debt instruments, or large syndicated senior loans, because of the increased risk in holding such illiquid investments. Investors in illiquid investments cannot manage risk through investment trading techniques. In order to manage our risk, we focus on careful investment selection, thorough due diligence, portfolio monitoring and portfolio diversification. Our investment management processes have been designed to incorporate these disciplines.

      We believe our business model is well suited for long-term illiquid investing. Our balance sheet is capitalized with significant equity capital and we use only a modest level of debt capital, which allows us the ability to manage through difficult market conditions with less risk of liquidity issues. Under the Investment Company Act of 1940 we are restricted to a debt to equity ratio of approximately one-to-one. Thus, our capital structure, which includes a modest level of long-term leverage, is well suited for long-term illiquid investments.

      In general, we compete for investments with a large number of private equity funds and mezzanine funds, other business development companies, investment banks, other equity and non-equity based investment funds, and other sources of financing, including specialty finance companies and traditional financial services companies such as commercial banks. However, we primarily compete with other providers of long-term debt and equity capital to middle market companies, including private equity funds and other business development companies.

      Our private finance portfolio is primarily composed of debt and equity securities. We generally invest in private companies though, from time to time, we may invest in public companies that lack access to public capital or whose securities may not be marginable. These investments are also generally illiquid.

      Our capital is generally used to fund:

• growth	• recapitalizations
• acquisitions	• note purchases
• buyouts	• other types of financings

      When assessing a prospective private finance investment, we generally look for companies in less cyclical industries in the middle market (i.e., generally $50 million to $500 million in revenues and EBITDA of at least $5 million) with certain target characteristics, which may or may not be present in the companies in which we invest. Our target investments generally are in companies with the following characteristics:

•	Management team with meaningful equity ownership

•	Dominant or defensible market position

•	High return on invested capital

•	Stable operating margins

•	Ability to generate free cash flow

•	Well-constructed balance sheet

      We focus on selecting investments that are structured to generate current returns as well as potential future capital gains. It is our preference to structure our investments with a focus on current recurring interest and other portfolio income. Our loans generally have interest-only payments in the early years and payments of both principal and interest in the later years with maturities of five to ten years, although maturities and principal amortization schedules may vary. Our loans are also generally unsecured and generally carry a fixed rate of interest, which is generally paid to us quarterly. We generally target a minimum 10% weighted average current portfolio yield on the debt component of our private finance portfolio. The weighted average yield on our private finance loans and debt securities was 13.7% at June 30, 2005.

      The structure of each debt and equity security is specifically negotiated to enable us to protect our investment and maximize our returns. We include many terms governing interest rate, repayment terms, prepayment penalties, financial covenants, operating covenants, ownership parameters, dilution parameters, liquidation preferences, voting rights, and put or call rights. Our investments are generally subject to restrictions on resale and generally have no established trading market.

      To the extent that we buy a significant equity stake in a company in a buyout transaction, we generally structure our investments such that we seek to earn a blended current return on our total capital invested of approximately 10% through a combination of interest income on our senior loans and subordinated debt, dividends on our preferred and common equity, and management, consulting, or transaction services fees to compensate us for the managerial assistance that we may provide to the portfolio company. We believe that the transaction fees charged for the services we provide to portfolio companies are generally comparable with transaction fees charged by others in the private equity industry for performing similar services. In our buyout investments, we own a substantial percentage of the equity, which may or may not represent a controlling interest, of the portfolio company as compared to a debt investment which may or may not have equity features. If we invest in non-voting equity in a buyout investment, we generally have an option to acquire a controlling stake in the voting securities of the portfolio company at fair market value. As a result of the significant equity investment in a buyout investment there is potential to realize larger capital gains as well as current return through buyout investing as compared to debt or mezzanine investing.

      We may fund most or all of the debt and equity capital upon the closing of buyout transactions, which may include investments in lower-yielding senior debt. Subsequent to closing, the portfolio company may refinance all or a portion of this senior debt, resulting in a repayment to us. The amount of lower-yielding senior debt outstanding to portfolio companies at any point in time may cause the weighted average yield on the private finance debt portfolio to fluctuate. In addition, one of our portfolio companies, Callidus Capital Corporation, may provide senior debt capital to the same companies that we invest in, and we may provide the financing to Callidus for this purpose.

      We intend to take a balanced approach to private equity investing that emphasizes a complementary mix of debt investments and buyout investments. The combination of these two types of investments provides current interest and related portfolio income and the potential for future capital gains. Our current strategy is to focus on buyout and recapitalization transactions where we can manage risk through the structure and terms of our debt and equity investments and where we can potentially realize more attractive total returns from both current interest and fee income and future capital gains. We are also focusing our debt investing on smaller middle market companies where we can provide both senior and subordinated debt or unitranche debt.

      At June 30, 2005, 64% of the private finance portfolio at value consisted of loans and debt securities and 36% consisted of equity securities (equity securities included 30% in investment cost basis and 6% in net unrealized appreciation). At June 30, 2005, 56.1% of the private finance investments at value were in companies more than 25% owned, 6.3% were in companies 5% to 25% owned, and 37.6% were in companies less than 5% owned.

      Our largest buyout investments at June 30, 2005, were in Advantage Sales & Marketing, Inc and Business Loan Express, LLC.

      Advantage Sales and Marketing, Inc. At June 30, 2005, our investment in Advantage Sales & Marketing, Inc. (Advantage) totaled $405.5 million at value, or 12.1% of our total assets, which includes unrealized appreciation of $144.1 million. Advantage is a leading sales and marketing agency providing outsourced sales, merchandising, and marketing services to the consumer packaged goods industry. We completed the purchase of a majority voting ownership in Advantage in June 2004. Advantage has offices across the United States and is headquartered in Irvine, CA.

      Business Loan Express, LLC. At June 30, 2005, our investment in Business Loan Express, LLC (BLX) totaled $340.0 million at value, or 10.1% of our total assets, which includes unrealized appreciation of $56.1 million. BLX is a national, non-bank lender participating in the SBA’s 7(a) Guaranteed Loan Program and is licensed by the SBA as a Small Business Lending Company. BLX is a nationwide preferred lender, as designated by the SBA, and originates, sells, and services small business loans. In addition, BLX originates conventional small business loans, small investment real estate loans, and loans under the USDA Business and Industry Guaranteed Loan Program. BLX’s loan products are designed specifically for small businesses with financing needs of up to $4.0 million. We acquired BLX in December 2000. BLX has offices across the United States and is headquartered in New York, New York.

      We monitor the portfolio to maintain diversity within the industries in which we invest. We currently do not have a policy with respect to “concentrating” (i.e., investing 25% or more of our total assets) in any particular industry and currently our portfolio is not concentrated. We may or may not concentrate in any industry or group of industries in the future. The geographic region for the private finance portfolio depicts the location of the headquarters for our portfolio companies. The portfolio companies may have a number of other locations.

      The industry and geographic compositions of the private finance portfolio at value at June 30, 2005, and December 31, 2004, were as follows:

	2005	2004

Industry
Business services	43%	32%
Financial services	19	21
Consumer products	13	20
Healthcare services	8	8
Industrial products	6	8
Retail	3	2
Energy Services	2	2
Broadcasting and cable	1	2
Other	5	5

Total	100%	100%

Geographic Region
Mid-Atlantic	33%	40%
West	29	27
Southeast	22	14
Midwest	12	15
Northeast	4	4

Total	100%	100%

      Commercial Real Estate Finance Portfolio. Our commercial real estate investments have generally been in the non-investment grade tranches of commercial mortgage-backed securities, also known as CMBS, and in the bonds and preferred shares of collateralized debt obligations, also known as CDOs. On May 3, 2005, we completed the sale of our portfolio of CMBS and CDO investments. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations” above. After the completion of this sale, our commercial real estate finance portfolio consists of commercial mortgage loans, real estate owned and equity interests, which totaled $143.8 million at value on June 30, 2005.

      Simultaneous with the sale of our CMBS and CDO portfolio, we entered into a platform assets purchase agreement with CWCapital Investments LLC, an affiliate of the Caisse (CWCapital), pursuant to which we sold certain commercial real estate related assets, including servicer advances, intellectual property, software and other platform assets, subject to certain adjustments. Under this agreement, we have agreed not to invest in CMBS and real estate related CDOs and refrain from certain other real estate related investing or servicing activities for a period of three years, subject to certain limitations and excluding our existing portfolio and related activities.

Business Processes

      Business Development and New Deal Origination. Over the years, we have developed and maintained relationships with numerous private equity investors, investment banks, business brokers, merger and acquisition advisors, financial services companies, banks, law firms and accountants through whom we source investment opportunities. Through these relationships, we believe we have been able to strengthen our position as a long-term investor. We are well known in the private equity industry, and we believe that our experience and reputation provide a competitive advantage in originating new investments.

      From time to time, we may seek new investment opportunities together with our portfolio company, Callidus Capital Corporation, as a “one-stop” financing solution. We may also receive referrals of new prospective investments from our portfolio companies as well as other participants in the capital markets. We generally pay referral fees of up to 1.25% to those who refer to us transactions that we consummate.

      New Deal Underwriting and Investment Execution. In a typical transaction, we review, analyze, and substantiate through due diligence, the business plan and operations of the potential portfolio company. We perform financial due diligence, perform operational due diligence, study the industry and competitive landscape, and conduct reference checks with company management or other employees, customers, suppliers, and competitors, as necessary. We may work with external consultants, including accounting firms and industry or operational consultants, in performing due diligence and in monitoring our portfolio investments.

      Once we have determined that a prospective portfolio company is suitable for investment, we work with the management and the other capital providers, including senior, junior, and equity capital providers, to structure a “deal.” We negotiate among these parties to agree on how our investment is expected to perform relative to the other capital in the portfolio company’s capital structure. The typical debt transaction requires approximately two to six months of diligence and structuring before funding occurs. The typical buyout transaction may take up to one year to complete because the due diligence and structuring process is significantly longer when investing in a substantial equity stake in the company.

      Our investments are tailored to the facts and circumstances of each deal. The specific structure is designed to protect our rights and manage our risk in the transaction. We generally structure the debt instrument to require restrictive affirmative and negative covenants, default penalties, lien protection, or other protective provisions. In addition, each debt investment is individually priced to achieve a return that reflects our rights and priorities in the portfolio company’s capital structure, the structure of the debt instrument, and our perceived risk of the investment. Our loans and debt securities have an annual stated interest rate; however, that interest rate is only one factor in pricing the investment. The annual stated interest rate may include some component of contractual payment-in-kind interest, which represents contractual interest accrued and added to the loan balance that generally becomes due at maturity or upon prepayment. In addition to the interest earned on loans and debt securities, our debt investments may include equity features, such as warrants or options to buy a minority interest in the portfolio company. The warrants we receive with our debt securities generally require only a nominal cost to exercise, and thus, if the portfolio company appreciates in value, we achieve additional investment return from this equity interest. We may structure the warrants to provide minority rights provisions and event-driven puts. In many cases, we will also obtain registration rights in connection with these equity interests, which may include demand and “piggyback” registration rights.

      The key steps in our investment process are:

•	Initial investment screening;

•	Initial investment committee approval;

•	Due diligence, structuring and negotiation;

•	Internal review of diligence results;

•	Final investment committee approval;

•	Approval by the Executive Committee of the Board of Directors (for all debt investments that represent a commitment equal to or greater than $20 million and every buyout transaction); and

•	Funding of the investment (due diligence must be completed with final investment committee approval before funds are disbursed).

      The investment process benefits from the significant professional experience of the members of our investment committee, which is chaired by our Chief Executive Officer and includes our Chief Operating Officer, our Chief Financial Officer, and certain of our Managing Directors.

      Portfolio Monitoring and Development. Middle market companies often lack the management expertise and experience found in larger companies. As a BDC, we are required by the 1940 Act to make available significant managerial assistance to our portfolio companies. Our senior level professionals work with portfolio company management teams to assist them to acquire other companies, to optimize their cost structures, to recruit management talent, to develop their marketing strategies, and to provide a variety of other services. We also support our portfolio companies’ efforts to structure and attract additional capital.

      Our team of investment professionals regularly monitors the status and performance of each investment. This portfolio company monitoring process generally includes review of the company’s financial performance against its business plan, review of current financial statements and compliance with financial covenants, evaluation of significant current developments and assessment of future exit strategies. For debt investments we may have board observation rights that allow us to attend portfolio company board meetings. For buyout investments, we generally hold a majority of the seats on the board of directors where we own a controlling interest in the portfolio company and we have board observation rights where we do not own a controlling interest in the portfolio company.

      From time to time we will identify investments that require closer monitoring or become workout assets. We develop a workout strategy for workout assets and gauge our progress against the strategy at periodic portfolio management committee meetings. Our portfolio management committee is chaired by our Chief Executive Officer and includes our Chief Operating Officer, our Chief Financial Officer, and other senior professionals.

      We seek to price our investments to provide an investment return considering the fact that certain investments in the portfolio may underperform or result in loss of investment return or investment principal. As a private equity investor, we will incur losses from our investing activities, however we have a history of working with troubled portfolio companies in order to recover as much of our investments as is practicable.

Portfolio Grading

      We employ a grading system to monitor the quality of our portfolio. Grade 1 is for those investments from which a capital gain is expected. Grade 2 is for investments performing in accordance with plan. Grade 3 is for investments that require closer monitoring; however, no loss of investment return or principal is expected. Grade 4 is for investments that are in workout and for which some loss of current investment return is expected, but no loss of principal is expected. Grade 5 is for investments that are in workout and for which some loss of principal is expected.

Portfolio Valuation

      We determine the value of each investment in our portfolio on a quarterly basis, and changes in value result in unrealized appreciation or depreciation being recognized in our statement of operations. Value, as defined in Section 2(a)(41) of the Investment Company Act of 1940, is (i) the market price for those securities for which a market quotation is readily available and (ii) for all other securities and assets, fair value is as determined in good faith by the Board of Directors. Since there is typically no readily available market value for the investments in our portfolio, we value substantially all of our portfolio investments at fair value as determined in good faith by the Board of Directors pursuant to a valuation policy and a consistently applied valuation process. Because of the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments determined in good faith by the Board of Directors may differ significantly from the values that would have been used had a ready market existed for the investments, and the differences could be material.

      There is no single standard for determining fair value in good faith. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment while employing a consistently applied valuation process for the types of investments we make. Unlike banks, we are not permitted to provide a general reserve for anticipated loan losses. Instead, we are required to specifically value each individual investment on a quarterly basis. We will record unrealized depreciation on investments when we believe that an investment has become impaired, including where collection of a loan or realization of an equity security is doubtful, or when the enterprise value of the portfolio company does not currently support the cost of our debt or equity investment. Enterprise value means the entire value of the company to a potential buyer, including the sum of the values of debt and equity securities used to capitalize the enterprise at a point in time. We will record unrealized appreciation if we believe that the underlying portfolio company has appreciated in value and our equity security has also appreciated in value. Changes in fair value are recorded in the statement of operations as net change in unrealized appreciation or depreciation.

      As a business development company, we invest in illiquid securities including debt and equity securities of companies. The structure of each debt and equity security is specifically negotiated to enable us to protect our investment and maximize our returns. We include many terms governing interest rate, repayment terms, prepayment penalties, financial covenants, operating covenants, ownership parameters, dilution parameters, liquidation preferences, voting rights, and put or call rights. Our investments are generally subject to restrictions on resale and generally have no established trading market. Because of the type of investments that we make and the nature of our business, our valuation process requires an analysis of various factors. Our fair value methodology includes the examination of, among other things, the underlying investment performance, financial condition, and market changing events that impact valuation.

      Valuation Methodology. Our process for determining the fair value of a private finance investment begins with determining the enterprise value of the portfolio company. The fair value of our investment is based on the enterprise value at which the portfolio company could be sold in an orderly disposition over a reasonable period of time between willing parties other than in a forced or liquidation sale. The liquidity event whereby we exit a private finance investment is generally the sale, the recapitalization or, in some cases, the initial public offering of the portfolio company.

      There is no one methodology to determine enterprise value and, in fact, for any one portfolio company, enterprise value is best expressed as a range of fair values, from which we derive a single estimate of enterprise value. To determine the enterprise value of a portfolio company, we analyze its historical and projected financial results. We generally require portfolio companies to provide annual audited and quarterly unaudited financial statements, as well as annual projections for the upcoming fiscal year. Typically in the private equity business, companies are bought and sold based on multiples of EBITDA, cash flow, net income, revenues or, in limited instances, book value. The private equity industry uses financial measures such as EBITDA or EBITDAM (Earnings Before Interest, Taxes, Depreciation, Amortization and, in some instances, Management fees) in order to assess a portfolio company’s financial performance and to value a portfolio company. EBITDA and EBITDAM are not intended to represent cash flow from operations as defined by U.S. generally accepted accounting principles and such information should not be considered as an alternative to net income, cash flow from operations, or any other measure of performance prescribed by U.S. generally accepted accounting principles. When using EBITDA to determine enterprise value, we may adjust EBITDA for non-recurring items. Such adjustments are intended to normalize EBITDA to reflect the portfolio company’s earnings power. Adjustments to EBITDA may include compensation to previous owners, acquisition, recapitalization, or restructuring related items or one-time non-recurring income or expense items.

      In determining a multiple to use for valuation purposes, we generally look to private merger and acquisition statistics, discounted public trading multiples or industry practices. In estimating a reasonable multiple, we consider not only the fact that our portfolio company may be a private company relative to a peer group of public comparables, but we also consider the size and scope of our portfolio company and its specific strengths and weaknesses. In some cases, the best valuation methodology may be a discounted cash flow analysis based on future projections. If a portfolio company is distressed, a liquidation analysis may provide the best indication of enterprise value.

      If there is adequate enterprise value to support the repayment of our debt, the fair value of our loan or debt security normally corresponds to cost unless the borrower’s condition or other factors lead to a determination of fair value at a different amount. The fair value of equity interests in portfolio companies is determined based on various factors, including the enterprise value remaining for equity holders after the repayment of the portfolio company’s debt and other preference capital, and other pertinent factors such as recent offers to purchase a portfolio company, recent transactions involving the purchase or sale of the portfolio company’s equity securities, or other liquidation events. The determined equity values are generally discounted when we have a minority position, restrictions on resale, specific concerns about the receptivity of the capital markets to a specific company at a certain time, or other factors.

      As a participant in the private equity business, we invest primarily in private middle market companies for which there is generally no publicly available information. Because of the private nature of these businesses, there is a need to maintain the confidentiality of the financial and other information that we have for the private companies in our portfolio. We believe that maintaining this confidence is important, as disclosure of such information could disadvantage our portfolio companies and could put us at a disadvantage in attracting new investments. Therefore, we do not intend to disclose financial or other information about our portfolio companies, unless required, because we believe doing so may put them at an economic or competitive disadvantage, regardless of our level of ownership or control. To balance the lack of publicly available information about our private portfolio companies, we will continue to work with independent third-party consultants to obtain assistance in determining fair value for a portion of the private finance portfolio each quarter as discussed below.

      Valuation Process. The portfolio valuation process is managed by our Chief Valuation Officer (“CVO”). The CVO works with the investment professionals responsible for each investment. The following is a description of the steps we take each quarter to determine the value of our portfolio.

•	Our valuation process begins with each portfolio company or investment being initially valued by the deal team, led by the Managing Director or senior officer who is responsible for the portfolio company relationship.

•	The CVO reviews the valuation data. The CVO, members of the valuation team, and an independent third-party consultant, as applicable, meet with each Managing Director or responsible senior officer to discuss the preliminary valuation determined and documented by the deal team for each of their respective investments.

•	The investment committee meets with the CVO where members of the investment committee have the opportunity to discuss the preliminary valuation results.

•	Valuation documentation is distributed to the members of the Board of Directors.

•	The Audit Committee of the Board of Directors meets with the third-party consultants to discuss the assistance provided and results.

•	The Board of Directors and the CVO meet to discuss and review valuations.

•	To the extent there are changes or if additional information is deemed necessary, a follow-up Board meeting may take place.

•	The Board of Directors determines the fair value of the portfolio in good faith.

      In connection with our valuation process to determine the fair value of a private finance investment, we work with independent third-party consultants to obtain assistance and advice as additional support in the preparation of our internal valuation analysis for a portion of the portfolio each quarter. In addition, we may receive independent assessments of a particular private finance portfolio company’s value in the ordinary course of business, most often in the context of a prospective sale transaction or in the context of a bankruptcy process. The valuation analysis prepared by management using these independent valuation resources, when applicable, is submitted to our Board of Directors for its determination of fair value of the portfolio in good faith. See the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” above.

      Disposition of Investments

      We manage our portfolio of investments in an effort to maximize our expected returns. Our portfolio is large and diverse and we frequently are repaid by our borrowers and exit our debt and equity investments as portfolio companies are sold, recapitalized or complete an initial public offering. In our debt investments where we have equity features, we frequently are in a minority ownership position in a portfolio company, and as a result, generally exit the investment when the majority equity stakeholder decides to sell or recapitalize the company. Where we have a control position in an investment, as we may have in buyout investments, we have more flexibility and can determine whether or not we should exit our investment. Our most common exit strategy for a buyout investment is the sale of a portfolio company to a strategic or financial buyer. If an investment has appreciated in value, we may realize a gain when we exit the investment. If an investment has depreciated in value, we may realize a loss when we exit the investment.

      We are in the investment business, which includes acquiring and exiting investments. It is our policy not to comment on potential transactions in the portfolio prior to reaching a definitive agreement or, in many cases, prior to consummating a transaction. To the extent we enter into any material transactions, we would provide disclosure as required.

Dividends

      We have elected to be taxed as a regulated investment company under subchapter M of the Internal Revenue Code. As such, we are not subject to corporate level income taxation on income we timely distribute to our stockholders as dividends. We pay regular quarterly dividends based upon an estimate of annual taxable income, which includes our taxable interest, dividend, and fee income, as well as taxable net capital gains. Taxable income generally differs from net income for financial reporting purposes due to temporary and permanent differences in the recognition of income and expenses and generally excludes net unrealized appreciation or depreciation, as gains or losses are not included in taxable income until they are realized. Taxable income includes non-cash income, such as changes in accrued and reinvested interest and dividends, which includes contractual payment-in-kind interest, and the amortization of discounts and fees. Cash collections of income resulting from contractual payment-in-kind interest or the amortization of discounts and fees generally occur upon the repayment of the loans or debt securities that include such items. Non-cash taxable income is reduced by non-cash expenses, such as realized losses and depreciation and amortization expense.

      Our Board of Directors reviews the dividend rate quarterly, and may adjust the quarterly dividend throughout the year. Dividends are declared based upon our estimate of annual taxable income available for distribution to shareholders. Our goal is to declare what we believe to be sustainable increases in our regular quarterly dividends. To the extent that we earn annual taxable income in excess of dividends paid for the year, we may carry over the excess taxable income into the next year and such excess income will be available for distribution in the next year as permitted under the Internal Revenue Code of 1986. Excess taxable income carried over and paid out in the next year may be subject to a 4% excise tax (see “Other Matters — Regulated Investment Company Status” above). We believe that carrying over excess taxable income into future periods may provide increased visibility with respect to taxable earnings available to pay the regular quarterly dividend.

      We currently expect that our estimated annual taxable income for 2005 will be in excess of our estimated dividend distributions to shareholders in 2005 from such taxable income, and, therefore, we expect to carry over excess taxable income for distribution to shareholders in 2006. Accordingly, we accrued an excise tax of $4.0 million based upon our estimate of taxable income earned for the six months ended June 30, 2005. Excise taxes are accrued on estimated excess taxable income as taxable income is earned, therefore, the excise tax accrued to date in 2005 may be adjusted as appropriate in the second half of 2005 to reflect changes in our estimate of the carry over amount and additional excise tax may be accrued during the rest of 2005 as additional excess taxable income is earned, if any. Our ability to earn the estimated annual taxable income for 2005 depends on many factors, including our ability to make new investments at attractive yields, the level of repayments in the portfolio, the realization of gains or losses from portfolio exits, and the level of operating expense incurred to operate our business. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors.”

      We began paying quarterly dividends in 1963, and our portfolio has provided sufficient ordinary taxable income and realized net capital gains to sustain or grow our dividends over time. The percentage of our dividend generated by ordinary taxable income versus capital gain income will vary from year to year. Depending on many factors impacting portfolio activities, including the amount of debt and equity capital available to middle market companies, the level of merger and acquisition activity for such companies, the general economic environment, and the competitive environment for the types of investments we make, we may be in a “build” and/or “harvest” mode for our portfolio investments. As illustrated in the chart below, when we are “building” the portfolio, ordinary taxable income typically grows as a percentage of the total dividend. When we are exiting investments, or in a “harvest” mode, net capital gains typically grow as a percentage of the total dividend. We believe that our historical ability to generate both ordinary and capital gain income has built visibility into the dividends we pay. The percentage of ordinary taxable income versus net capital gain income supporting the dividend since 1985 is shown below.

Corporate Structure and Offices

      We are a Maryland corporation and a closed-end, non-diversified management investment company that has elected to be regulated as a business development company under the 1940 Act. We have an indirect wholly owned subsidiary, Allied Investments L.P., that is licensed under the Small Business Investment Act of 1958 as a Small Business Investment Company. We own all of the partnership interests in Allied Investments L.P. The assets held by Allied Investments L.P. represented 4.8% of our total assets at June 30, 2005. See “Certain Government Regulations” below for further information about small business investment company regulation.

      In addition, we have a real estate investment trust subsidiary, Allied Capital REIT, Inc., and several subsidiaries that are single-member limited liability companies established for specific purposes, including holding real estate property. We also have a subsidiary, A.C. Corporation, that generally provides diligence and structuring services on our transactions, as well as structuring, transaction, management, and other services to Allied Capital and our portfolio companies.

      Our executive offices are located at 1919 Pennsylvania Avenue, NW, Washington, DC 20006-3434 and our telephone number is (202) 331-1112. In addition, we have regional offices in Chicago, Los Angeles, and New York.

Employees

      At June 30, 2005, we employed 152 individuals including investment and portfolio management professionals, operations professionals and administrative staff. As discussed above, we sold our portfolio of CMBS and CDO investments on May 3, 2005. In connection with this sale, 31 employees terminated employment in the third quarter of 2005.

      The majority of our employees are located in our Washington, DC office. We believe that our relations with our employees are excellent.

Legal Proceedings

      On June 23, 2004, we were notified by the SEC that they are conducting an informal investigation of us. On December 22, 2004, we received letters from the U.S. Attorney for the District of Columbia requesting the preservation and production of information regarding us and Business Loan Express, LLC in connection with a criminal investigation. Based on the information available to us at this time, the inquiries appear to primarily pertain to matters related to portfolio valuation and our portfolio company, Business Loan Express, LLC. To date, we have produced materials in response to requests from both the SEC and the U.S. Attorney’s office, and certain current and former employees have provided testimony and have been interviewed by the staff of the SEC and the U.S. Attorney’s Office. We are voluntarily cooperating with these investigations.

      On May 28, 2004, Ferolie Corporation, a food broker with business and contractual relationships with an entity that is now affiliated with one of our portfolio companies, Advantage Sales & Marketing Inc., filed suit against us, Advantage Sales & Marketing and the affiliated entity in the United States District Court for the District of Columbia alleging that, among other things, we and Advantage Sales & Marketing had tortiously interfered with Ferolie’s contract with the affiliated entity by causing the affiliated entity (i) to breach its obligations to Ferolie regarding Ferolie’s participation in a reorganization transaction involving the affiliated entity and (ii) to induce clients of Ferolie to transfer their business to the affiliated entity. Ferolie sought actual and punitive damages against us and Advantage Sales & Marketing and declaratory and injunctive relief. On July 15, 2004, the United States District Court for the District of Columbia dismissed the lawsuit for lack of jurisdiction. On August 18, 2004, Ferolie filed a “Petition to Compel Arbitration” in the United States District Court for the Northern District of Illinois naming us, Advantage Sales & Marketing and the affiliated entity as respondents. Ferolie attached to its petition an “Amended Demand for Arbitration and Statement of Claims” that asserts essentially the same claims as were asserted in the lawsuit that was dismissed by the United States District Court for the District of Columbia. On October 29, 2004, the United States District Court for the Northern District of Illinois dismissed Ferolie’s petition after finding that Ferolie had failed to adequately allege the existence of subject matter jurisdiction.

      On November 4, 2004, Ferolie refiled its “Petition to Compel Arbitration” in the Circuit Court of Cook County, Illinois. The allegations and relief requested in this proceeding were identical to the assertions made by Ferolie in the two previously dismissed proceedings. On February 15, 2005, the Circuit Court of Cook County, Illinois entered an order denying Ferolie’s motion for an order compelling us to arbitrate the claims asserted by Ferolie against us. In the same order, the Circuit Court of Cook County, Illinois granted Ferolie’s motion to compel arbitration of the claims asserted against Advantage Sales & Marketing and the affiliated entity. The arbitration is proceeding. We are not a party to the arbitration.

      In addition to the above matters, we are party to certain lawsuits in the normal course of business.

      While the outcome of these legal proceedings and other matters cannot at this time be predicted with certainty, we do not expect that these matters will have a material effect upon our financial condition or results of operations.

PORTFOLIO COMPANIES

      The following is a listing of each portfolio company or its affiliate, together referred to as portfolio companies, in which we had an equity investment at June 30, 2005. Percentages shown for class of securities held by us represent percentage of the class owned and do not necessarily represent voting ownership or economic ownership. Percentages shown for equity securities other than warrants or options represent the actual percentage of the class of security held before dilution. Percentages shown for warrants and options held represent the percentage of class of security we may own assuming we exercise our warrants or options before dilution.

      The portfolio companies are presented in three categories: companies more than 25% owned which represent portfolio companies where we directly or indirectly own more than 25% of the outstanding voting securities of such portfolio company and, therefore, are deemed controlled by us under the 1940 Act; companies owned 5% to 25% which represent portfolio companies where we directly or indirectly own 5% to 25% of the outstanding voting securities of such portfolio company or where we hold one or more seats on the portfolio company’s board of directors and, therefore, are deemed to be an affiliated person under the 1940 Act; and companies less than 5% owned which represent portfolio companies where we directly or indirectly own less than 5% of the outstanding voting securities of such portfolio company and where we have no other affiliations with such portfolio company. We make available significant managerial assistance to our portfolio companies. We generally receive rights to observe the meetings of our portfolio companies’ board of directors, and may have one or more voting seats on their boards.

      For information relating to the amount and nature of our investments in portfolio companies, see our consolidated statement of investments at June 30, 2005, at pages F-65 to F-73.

			Percentage
Name and Address	Nature of its	Title of Securities	of Class
of Portfolio Company	Principal Business	Held by the Company	Held

PRIVATE FINANCE
Companies More Than 25% Owned
Acme Paging, L.P.(1)	Paging Services	Class A Equity Interests	100.0%
6080 SW 40th Street, Suite 3		Class B Equity Interests	1.7%
Miami, FL 33155		Common Stock in Affiliate	15.8%
Advantage Sales & Marketing, Inc.(1)(6)	Sales and Marketing	Class A Common Stock	100.0%
19100 Von Karman Avenue Suite 600	Agency
Irvine, CA 92612
Alaris Consulting, LLC(1)(2)	Consulting Firm	Equity Interests	100.0%
360 W. Butterfield Road
Suite 400
Elmhurst, IL 60126
Avborne, Inc.(1)(7)	Aviation Services	Series B Preferred Stock	23.8%
c/o Trivest, Inc.		Common Stock	27.2%
7500 NW 26th Street
Miami, FL 33122
Avborne Heavy Maintenance, Inc.(1)(7)	Aviation Services	Series A Preferred Stock	27.5%
7500 26th Street N.W.		Common Stock	27.5%
Miami, FL 33122
Business Loan Express, LLC(1)	Small Business Lender	Class A Equity Interests	100.0%
645 Madison Ave.		Class B Equity Interests	100.0%
19th Floor		Class C Equity Interests	94.9%
New York, NY 10022		Equity Interest in BLX
		Subsidiary(3)	20.0%
Callidus Capital Corporation(1)(4)	Asset Manager and	Common stock	100.0%
520 Madison Avenue, 27th Floor	Finance Company
New York, NY 10022

			Percentage
Name and Address	Nature of its	Title of Securities	of Class
of Portfolio Company	Principal Business	Held by the Company	Held

Fairchild Industrial Products Company(1)	Industrial Controls	Class A Redeemable
3920 Westpoint Boulevard	Manufacturer	Common Stock	100.0%
Winston-Salem, NC 27013		Class B Common Stock	100.0%
Financial Pacific Company(1)	Commercial Finance	Series A Preferred Stock	99.4%
3455 South 344th Way, Suite 300	Leasing	Common Stock	99.4%
Federal Way, WA 98001
ForeSite Towers, LLC(1)	Tower Leasing	Series A Preferred
22 Iverness Center Parkway		Equity Interest	100.0%
Suite 50		Series B Preferred
Birmingham, AL 35242		Equity Interest	100.0%
		Common Equity Interest	70.0%
GAC Investments, Inc.(1)	Cable System Operator	Common Stock	99.1%
12007 Sunrise Valley Drive, Suite 375
Reston, VA 20191
Global Communications, LLC(1)	Muzak Franchisee	Preferred Equity Interest	77.8%
1000 North Dixie Highway		Options for Common
West Palm Beach, FL 33401		Equity Interest	59.3%
Gordian Group, Inc.(1)	Financial Advisory Services	Common Stock	100.0%
499 Park Avenue
5th Floor
New York, NY 10022
HealthASPex, Inc.(1)	Third Party	Class A Convertible
Foxpointe Centre	Administrator	Preferred Stock	69.9%
Building 1; Suite 301		Class B Convertible
201 South Johnson Road		Preferred Stock	64.8%
Houston, PA 15342		Common Stock	45.8%
HMT, Inc.	Storage Tank	Class B Preferred Stock	33.5%
4422 FM 1960 West	Maintenance &	Common Stock	25.0%
Suite 350	Repair	Warrants to Purchase
Houston, TX 77068		Common Stock	9.7%
Housecall Medical Resources, Inc.(1)	Home Healthcare	Common Stock	76.8%
6501 Deane Hill Drive	Services
Knoxville, TN 37919
Impact Innovations Group, LLC	Information Technology	Equity Interest in
12 Piedmont Center, Suite 210	Services Provider	Affiliate(5)	50.0%
Atlanta, GA 30305
Insight Pharmaceuticals Corporation(1)	Marketer of Over-The-	Preferred Stock	100.0%
550 Township Line Road, Suite 300	Counter Pharmaceuticals	Common Stock	100.0%
Blue Bell, PA 19422
Jakel, Inc.(1)	Manufacturer of Electric	Series A-1 Preferred Stock	32.3%
400 Broadway	Motors and Blowers	Class B Common Stock	100.0%
Highlands, IL 62249
Legacy Partners Group, LLC(1)	Merger and Acquisition	Equity Interests	100.0%
520 Madison Avenue, 27th Floor	Advisor
New York, NY 10022
Litterer Beteiligungs-GmbH	Scaffolding Company	Equity Interest	24.0%
Uhlandstrasse 1
69493 Hirschberg
Germany
Maui Body Works, Inc.(1)	Cosmetic Surgery Services	Common Stock	100.0%
33 Lono Avenue, Suite 300
Kahului, HI 96732
Mercury Air Centers, Inc.(1)	Fixed Base Operations	Series A Common Stock	100.0%
1951 Airport Road		Common Stock	94.7%
Atlanta, GA 30341
MVL Group, Inc.(1)	Market Research	Common Stock	64.9%
1061 E. Indiantown Road	Services
Suite 300
Jupiter, FL 33477

			Percentage
Name and Address	Nature of its	Title of Securities	of Class
of Portfolio Company	Principal Business	Held by the Company	Held

Pennsylvania Avenue Investors, L.P.(1)	Private Equity Fund	Equity Interests	100.0%
1919 Pennsylvania Ave., N.W.
Washington, DC 20006
Powell Plant Farms, Inc.(1)	Plant Producer &	Preferred Stock	100.0%
Route 3, Box 1058	Wholesaler	Warrants to Purchase
Troup, TX 75789		Common Stock	83.5%
Redox Brands, Inc.(1)	Household Cleaning	Series A Convertible
9100 Centre Point Drive	Products	Preferred Stock	100.0%
Suite 200		Warrants to Purchase
West Chester, OH 45069		Class A Common Stock	9.4%
Service Champ, Inc.	Wholesale Distributor of	Common Stock	63.9%
180 New Britain Boulevard	Auto Parts
Chalfont, PA 18914
Staffing Partners Holding Company, Inc.	Temporary Employee	Series B Preferred Stock	71.4%
104 Church Lane, #100	Services	Redeemable Preferred Stock	48.3%
Baltimore, MD 21208		Class A-1 Common Stock	50.0%
		Class A-2 Common Stock	24.4%
		Class B Common Stock	48.8%
		Warrants to purchase
		Class B Common Stock	30.3%
Startec Global Communications Corporation(1)	Telecommunications	Common Stock	68.5%
7631 Calhoun Drive	Services
Rockville, MD 20850
STS Operating, Inc. (d/b/a SunSource Technology Services, Inc.)(1)	Engineering Design and	Common Stock	77.1%
2301 Windsor Court	Services	Options to Purchase
Addison, IL 60101		Common Stock	1.0%
Companies 5% to 25% Owned
Air Evac Lifeteam	Air Ambulance Service	Series A Preferred
1448 W. Eighth Street		Equity Interest	6.6%
West Plains, MO 65775		Series B Preferred Equity
		Interest	6.2%
Aspen Pet Products, Inc.	Pet Product	Series B Preferred Stock	8.7%
4735 North Florence Street	Provider	Series D Preferred Stock	6.5%
Denver, CO 80238		Series A Common Stock	6.5%
		Warrants to purchase Series A Common Stock	4.1%
Becker Underwood, Inc	Speciality Chemical	Common Stock	6.1%
801 Dayton Avenue	Manufacturer
Ames, IA 50010
Border Foods, Inc.	Mexican Ingredient &	Series A Convertible
1750 Valley View Lane, Suite 350	Food Product	Preferred Stock	9.4%
Farmer’s Branch, TX 75234	Manufacturer	Common Stock	12.4%
		Warrants to Purchase
		Common Stock	73.8%
The Debt Exchange, Inc.(1)	Online Sales of	Series B Convertible
101 Arch Street, Suite 410	Financial Assets	Preferred Stock	40.0%
Boston, MA 02110
MedBridge Healthcare, LLC(1)	Sleep Diagnostic Facilities	Debt Convertible
110 West North Street, Suite 100		into Equity Interests	75.0%
Greenville, SC 29601
Nexcel Synthetics, LLC	Manufacturer of Carpet	Class A Equity Interest	6.8%
6076 Southern Industrial Drive	Backing	Class B Equity Interest	6.8%
Birmingham, AL 35235
Pres Air Trol LLC	Pressure Switch	Class A Equity Interests	32.8%
1009 W. Boston Post Road	Manufacturer
Mamaroneck, NY 10543

			Percentage
Name and Address	Nature of its	Title of Securities	of Class
of Portfolio Company	Principal Business	Held by the Company	Held

Progressive International
Corporation	Retail Kitchenware	Series A Redeemable
6111 S. 228th Street		Preferred Stock	12.5%
Kent, WA 98064		Class A Common Stock	1.0%
		Warrants to Purchase
		Class A Common Stock	41.6%
Soteria Imaging Services, LLC	Diagnostic Imaging	Class A Preferred Equity
6009 Brownsboro Park Blvd., Suite H	Facilities Operator	Interest	12.1%
Louisville, KY 40207
Universal Environmental Services, LLC	Used Oil Recycling	Preferred Equity	15.0%
411 Dividend Drive		Interests
Peachtree City, GA 30269
Companies Less Than 5% Owned
Apogen Technologies, Inc.	Government Information	Series A Preferred Stock	5.2%
7450-B Boston Blvd.	Technology Services	Common Stock	4.9%
Springfield, VA 22153		Warrant to Purchase Series A Preferred Stock	0.7%
		Warrant to Purchase
		Common Stock	0.8%
Autonomy Corporation PLC	Provider of Enterprise	Common Stock	0.3%
Cambridge Business Park	Software
Cowley Road
Cambridge CB4 0WZ
Benchmark Medical, Inc.	Outpatient Physical	Warrant to Purchase
101 Lindin Drive, Suite 420	Therapy Services	Common Stock	2.3%
Malvern, PA 19355
Callidus Debt Partners CLO Fund III, LTD(8)	Senior Debt Fund	Preferred Shares	68.4%
135 Lasalle Street
Chicago, IL 60694
Camden Partners Strategic Fund II, L.P.	Private Equity Fund	Limited Partnership
One South Street		Interest	3.9%
Suite 2150
Baltimore, MD 21202
Catterton Partners V, L.P.	Private Equity Fund	Limited Partnership
7 Greenwich Office Park		Interest	0.8%
Greenwich, CT 06830
Colibri Holding Corporation	Outdoor Living Products	Preferred Stock	5.9%
2201 S. Walbash Street		Series B Preferred Stock	5.9%
Denver, CO 80231		Class B Common Stock	19.2%
		Warrants to Purchase
		Class B Common Stock	10.2%
Component Hardware Group, Inc.	Designer & Developer	Class A Preferred Stock	7.9%
1890 Swarthmore Ave.	of Hardware	Class B Common Stock	13.5%
Lakewood, NJ 08701	Components
Cooper Natural Resources, Inc.	Sodium Sulfate Producer	Series A Convertible
P.O. Box 1477		Preferred Stock	100.0%
Seagraves, TX 79360		Warrants to Purchase
		Series A Convertible Preferred Stock	36.8%
		Warrants to Purchase
		Common Stock	6.5%
Coverall North America, Inc.	Contract Cleaning Services	Preferred Stock	100.0%
5201 Congress Avenue, Suite 275		Warrant to Purchase
Boca Raton, FL 33487		Common Stock	21.4%
DCS Business Services, Inc.	Collections and Default	Common Stock	2.9%
333 N. Canyon Parkway, Suite 100	Prevention Services
Livermore, CA 94551

			Percentage
Name and Address	Nature of its	Title of Securities	of Class
of Portfolio Company	Principal Business	Held by the Company	Held

eCentury Capital Partners, L.P.	Private Equity Fund	Limited Partnership
8270 Greensboro Drive		Interest	25.0%
Suite 1025
McLean, VA 22102
Elexis Beta GmbH	Distance Measurement	Options to Purchase
Ulmenstraße 22	Device	Shares	9.8%
60325 Frankfurt am Main	Manufacturer
Germany
Frozen Specialties, Inc.	Private Label Frozen	Warrants to Purchase
720 Barre Road	Food Manufacturer	Class A Common Stock	2.7%
Archbold, OH 43502
Geotrace Technologies, Inc.	Oil and Gas Reservoir	Warrant to Purchase
1011 Highway 6 South, Suite 220	Analysis	Preferred Stock	8.4%
Houston, TX 77077		Warrant to Purchase
		Common Stock	8.4%
Grotech Partners VI, L.P.	Private Equity Fund	Limited Partnership
c/o Grotech Capital Group		Interest	2.4%
9690 Deereco Road
Suite 800
Timonium, MD 21093
Homax Holdings, Inc.	Supplier of Branded	Preferred Stock	0.1%
468 West Horton Road	Consumer Products	Common Stock	0.1%
Bellingham, WA 98226		Warrant to Purchase
		Preferred Stock	1.1%
		Warrant to Purchase
		Common Stock	1.1%
Icon International, Inc.	Corporate Barter	Class C Common Stock	2.0%
281 Tressor Boulevard	Services
8th Floor
Stamford, CT 06901
Interline Brands, Inc.	Repair and Maintenance	Common Stock	0.5%
303 Harper Drive	Product Distributor
Moorestown, NJ 08057
International Fiber Corporation	Cellulose and Fiber	Series A Preferred Stock	4.7%
50 Bridge Street	Producer
North Tonawanda, NY 14120
MedAssets Inc.	Healthcare Outsourcing	Series B Convertible
100 Northpoint Center		Preferred Stock	7.8%
East #150		Warrants to Purchase
Alpharetta, GA 30022		Common Stock	0.7%
Meineke Holding Company	Franchisor of Car Care	Class B Common
128 South Tryon Street	Centers	Stock(10)	99.6%
Suite 900		Warrant to Purchase
Charlotte, NC 28202		Class A Common Stock	51.0%
Mid-Atlantic Venture Fund IV, L.P.	Private Equity Fund	Limited Partnership
128 Goodman Drive		Interest	6.7%
Bethlehem, PA 18015
MHF Holding Company	Third-Party	Series A Preferred Stock	3.6%
800 Cranberry Woods Drive	Environmental Logistics	Common Stock	3.6%
Suite 450
Cranberry Township, PA 16066
Mogas Energy, LLC	Natural Gas Pipeline	Warrants to Purchase
13137 Thunderhead Falls Lane	Operator	Equity Interests	20.0%
Rapid City, SD 57702
MortgageRamp, Inc.	Internet Based	Class A Common Stock	7.7%
116 Welsh Road	Loan Origination
Horsham, PA 19044	Service Platform

			Percentage
Name and Address	Nature of its	Title of Securities	of Class
of Portfolio Company	Principal Business	Held by the Company	Held

Nobel Learning Communities, Inc.	Educational Services	Series D
1400 N. Providence Road		Preferred Stock	100.0%
Suite 3055		Series F Convertible
Media, PA 19063		Preferred Stock	25.6%
		Warrants to Purchase Common Stock	6.7%
Novak Biddle Venture Partners III, L.P.	Private Equity Fund	Limited Partnership
7501 Wisconsin Avenue		Interest	2.5%
East Tower, Suite 1380
Bethesda, MD 20814
Onyx Television GmbH	Cable Television	Preferred Units	12.0%
Immedia Park 6b
50670 Köln
Germany
Opinion Research Corporation	Corporate Marketing	Warrants to Purchase
P.O. Box 183	Research Firm	Common Stock	6.4%
Princeton, NJ 08542
Oriental Trading Company, Inc.	Direct Marketer	Class A Common Stock	1.7%
108th Street, 4206 South	of Toys
Omaha, NE 68137
Packaging Advantage Corporation	Personal Care,	Common Stock	3.5%
4633 Downey Road	Household and	Warrants to Purchase
Los Angeles, CA 90058	Disinfectant Product	Common Stock	5.4%
	Packager
Pro Mach, Inc.	Packaging Machinery	Equity Interests	2.3%
1000 Abernathy Road, Suite 1110	Manufacturer
Atlanta, GA 30328
S.B. Restaurant Company (d/b/a Elephant Bar)	Restaurants	Series B Convertible
6326-A Lindmar Drive		Preferred Stock	2.5%
Goleta, CA 93117		Warrant to Purchase
		Series A Common Stock	13.1%
SBBUT, LLC	Holding Company	Equity Interests in
52 River Road		Affiliate Company	10.4%
Stowe, VT 05672
Soff-Cut Holdings, Inc.	Concrete Sawing	Series A Preferred Stock	14.3%
1112 Olympic Drive	Equipment Manufacturer	Common Stock	2.7%
Corona, CA 91719
SPP Mezzanine Fund, L.P.	Private Equity Fund	Limited Partnership
330 Madison Avenue, 28th Floor		Interest	35.7%
New York, NY 10017
Tradesmen International, Inc.	Outsourced Skilled	Warrant to Purchase
9760 Shepard Road	Construction Craftsmen	Common Stock	4.5%
Macedonia, OH 44056
United Site Services, Inc.	Portable Rest Room	Common Stock	1.3%
200 Friberg Parkway, Suite 4000	Services
Westborough, MA 01582
Updata Venture Partners II, L.P.	Private Equity Fund	Limited Partnership
11600 Sunrise Valley Drive		Interest	15.0%
Reston, VA 20191
Venturehouse-Cibernet Investors, LLC	Third Party Billing	Equity Interest	3.3%
509 Seventh Street, NW
Washington, DC 20004
Venturehouse Group, LLC	Private Equity Fund	Common Equity Interest	3.1%
1780 Tysons Boulevard, Suite 400
McLean, VA 22102
VICORP Restaurants, Inc.	Restaurants	Warrant to Purchase
400 W. 48th Avenue		Preferred Stock	0.7%
Denver, CO 80216		Warrant to Purchase
		Common Stock	3.4%

			Percentage
Name and Address	Nature of its	Title of Securities	of Class
of Portfolio Company	Principal Business	Held by the Company	Held

Walker Investment Fund II, LLLP	Private Equity Fund	Limited Partnership
3060 Washington Road		Interest	5.1%
Suite 200
Glenwood, MD 21738
Wear Me Apparel Corporation	Marketer of Children’s	Warrant to Purchase
31 West 34th Street	Apparel	Common Stock	2.0%
New York, NY 10001
Wilshire Restaurant Group, Inc.	Restaurants	Warrants to Purchase
1100 Town & Country Road		Preferred Stock	12.8%
Suite 1300		Warrants to Purchase
Orange, CA 92868-4654		Common Stock	12.8%
Woodstream Corporation	Pest Control	Common Stock	4.4%
69 North Locust Street	Manufacturer	Warrants to Purchase
Lititz, PA 17543		Common Stock	3.7%
COMMERCIAL REAL ESTATE FINANCE(9)
8830 Macon Highway Holding Company, LLC(1)	Mobile Home Park	Equity Interests	100.0%
1919 Pennsylvania Ave, N.W.
Washington, DC 20006
Greenleaf-Crosby Development, Inc.(1)	Commercial Real Estate	Common Stock	100.0%
1919 Pennsylvania Ave, N.W.	Developer
Washington, DC 20006
NPH, Inc.(1)	Commercial Real	Common Stock	100.0%
1919 Pennsylvania Ave, N.W.	Estate Developer
Washington, DC 20006
Stemmons Freeway Hotel, LLC(1)	Hotel	Equity Interests	100.0%
1919 Pennsylvania Ave, N.W.
Washington, DC 20006
Timarron Capital, Inc.(1)	Commercial Real Estate	Preferred Stock	100.0%
804 Worthington Court	Loan Origination and
Southlake, TX 76092	Securitization
WSA Commons LLC	Residential Real	Equity Interests
421 East 4th Street	Estate Development		50.0%
Cincinnati, OH 45202
Van Ness Hotel, Inc.(1)	Hotel	Common Stock	100.0%
1919 Pennsylvania Ave, N.W.
Washington, DC 20006

(1)	The portfolio company is deemed to be an affiliated person under the 1940 Act because we hold one or more seats on the portfolio company’s board of directors, are the general partner, or are the managing member.

(2)	Alaris Consulting, LLC owns 95% of Alaris Consulting, Inc.

(3)	Included in Class C Equity Interests in the Consolidated Statement of Investments.

(4)	Callidus Capital Corporation owns 80% of Callidus Capital Management, LLC.

(5)	The affiliate holds subordinated debt issued by Impact. We made an investment in and exchanged our existing subordinated debt for equity interests in the affiliate.

(6)	Advantage Sales & Marketing, Inc. has issued two classes of common stock. We own 100% of the Class A common stock and our economic ownership is diluted by the Class B common stock and is subject to further dilution by management options, performance shares and certain adjustments provided for in the stockholder agreements.

(7)	Avborne, Inc. and Avborne Heavy Maintenance, Inc. are affiliated companies.

(8)	Callidus Capital Management, LLC is the manager of the fund (see Note 4 above).

(9)	These portfolio companies are included in the Commercial Real Estate Finance — Equity Interests in the Consolidated Statement of Investments.

(10)	Common stock is non-voting. In addition to non-voting stock ownership, we have an option to acquire a majority of the voting securities of the portfolio company at fair market value.

DETERMINATION OF NET ASSET VALUE

      We determine the net asset value per share of our common stock quarterly. The net asset value per share is equal to the value of our total assets minus liabilities divided by the total number of common shares outstanding.

      Value, as defined in Section 2(a)(41) of the Investment Company Act of 1940, is (i) the market price for those securities for which a market quotation is readily available and (ii) for all other securities and assets, fair value is as determined in good faith by the Board of Directors. Since there is typically no readily available market value for the investments in our portfolio, we value substantially all of our portfolio investments at fair value as determined in good faith by the Board of Directors pursuant to our valuation policy and a consistently applied valuation process. Because of the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments determined in good faith by the Board of Directors may differ significantly from the values that would have been used had a ready market existed for the investments, and the differences could be material.

      There is no single standard for determining fair value in good faith. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment while employing a consistently applied valuation process for the types of investments we make. Unlike banks, we are not permitted to provide a general reserve for anticipated loan losses. Instead, we are required to specifically value each individual investment on a quarterly basis. We will record unrealized depreciation on investments when we believe that an investment has become impaired, including where collection of a loan or realization of an equity security is doubtful, or when the enterprise value of the portfolio company does not currently support the cost of our debt or equity investment. Enterprise value means the entire value of the company to a potential buyer, including the sum of the values of debt and equity securities used to capitalize the enterprise at a point in time. We will record unrealized appreciation if we believe that the underlying portfolio company has appreciated in value and, therefore, our equity security has also appreciated in value. Changes in fair value are recorded in the statement of operations as net change in unrealized appreciation or depreciation.

      As a business development company, we have invested in illiquid securities including debt and equity securities of companies. The structure of each debt and equity security is specifically negotiated to enable us to protect our investment and maximize our returns. We include many terms governing interest rate, repayment terms, prepayment penalties, financial covenants, operating covenants, ownership parameters, dilution parameters, liquidation preferences, voting rights, and put or call rights. Our investments are generally subject to restrictions on resale and generally have no established trading market. Because of the type of investments that we make and the nature of our business, our valuation process requires an analysis of various factors. Our fair value methodology includes the examination of, among other things, the underlying investment performance, financial condition, and market changing events that impact valuation.

      Valuation Methodology. Our process for determining the fair value of a private finance investment begins with determining the enterprise value of the portfolio company. The fair value of our investment is based on the enterprise value at which the portfolio company could be sold in an orderly disposition over a reasonable period of time between willing parties other than in a forced or liquidation sale. The liquidity event whereby we exit a private finance investment is generally the sale, the recapitalization or, in some cases, the initial public offering of the portfolio company.

      There is no one methodology to determine enterprise value and, in fact, for any one portfolio company, enterprise value is best expressed as a range of fair values, from which we derive a single estimate of enterprise value. To determine the enterprise value of a portfolio company, we analyze its historical and projected financial results. We generally require portfolio companies to provide annual audited and quarterly unaudited financial statements, as well as annual projections for the upcoming fiscal year. Typically in the private equity business, companies are bought and sold based on multiples of EBITDA, cash flow, net income, revenues or, in limited instances, book value. The private equity industry uses financial measures such as EBITDA or EBITDAM (Earnings Before Interest, Taxes, Depreciation, Amortization and, in some instances, Management fees) in order to assess a portfolio company’s financial performance and to value a portfolio company. EBITDA and EBITDAM are not intended to represent cash flow from operations as defined by U.S. generally accepted accounting principles and such information should not be considered as an alternative to net income, cash flow from operations, or any other measure of performance prescribed by U.S. generally accepted accounting principles. When using EBITDA to determine enterprise value, we may adjust EBITDA for non-recurring items. Such adjustments are intended to normalize EBITDA to reflect the portfolio company’s earnings power. Adjustments to EBITDA may include compensation to previous owners, acquisition, recapitalization, or restructuring related items or one-time non-recurring income or expense items.

      In determining a multiple to use for valuation purposes, we generally look to private merger and acquisition statistics, discounted public trading multiples or industry practices. In estimating a reasonable multiple, we consider not only the fact that our portfolio company may be a private company relative to a peer group of public comparables, but we also consider the size and scope of our portfolio company and its specific strengths and weaknesses. In some cases, the best valuation methodology may be a discounted cash flow analysis based on future projections. If a portfolio company is distressed, a liquidation analysis may provide the best indication of enterprise value.

      If there is adequate enterprise value to support the repayment of our debt, the fair value of our loan or debt security normally corresponds to cost unless the borrower’s condition or other factors lead to a determination of fair value at a different amount. The fair value of equity interests in portfolio companies is determined based on various factors, including the enterprise value remaining for equity holders after the repayment of the portfolio company’s debt and other preference capital, and other pertinent factors such as recent offers to purchase a portfolio company, recent transactions involving the purchase or sale of the portfolio company’s equity securities, or other liquidation events. The determined equity values are generally discounted when we have a minority position, restrictions on resale, specific concerns about the receptivity of the capital markets to a specific company at a certain time, or other factors.

      Loans and Debt Securities. For loans and debt securities, fair value generally approximates cost unless the borrower’s enterprise value, overall financial condition or other factors lead to a determination of fair value at a different amount.

      When we receive nominal cost warrants or free equity securities (“nominal cost equity”), we allocate our cost basis in our investment between debt securities and nominal cost equity at the time of origination. At that time, the original issue discount basis of the nominal cost equity is recorded by increasing the cost basis in the equity and decreasing the cost basis in the related debt securities.

      Equity Securities. Our equity securities in portfolio companies for which there is no liquid public market are valued at fair value based on the enterprise value of the portfolio company, which is determined using various factors, including cash flow from operations of the portfolio company and other pertinent factors, such as recent offers to purchase a portfolio company, recent transactions involving the purchase or sale of the portfolio company’s equity securities, or other liquidation events. The determined equity values are generally discounted to account for restrictions on resale or minority ownership positions.

      The value of our equity securities in public companies for which market quotations are readily available is based on the closing public market price on the balance sheet date. Securities that carry certain restrictions on sale are typically valued at a discount from the public market value of the security.

MANAGEMENT

      Our Board of Directors oversees our management. The responsibilities of each director include, among other things, the oversight of our investment activity, the quarterly valuation of our assets, and oversight of our financing arrangements. The Board of Directors maintains an Executive Committee, Audit Committee, Compensation Committee, and Corporate Governance/Nominating Committee, and may establish additional committees in the future. All of our directors also serve as directors of our subsidiaries.

      The management of our company and our investment portfolio is the responsibility of various corporate committees, including the management committee, the investment committee, and the portfolio management committee. See “Portfolio Management.”

Structure of Board of Directors

      Our Board of Directors is classified into three approximately equal classes with three-year terms, with the term of office of only one of the three classes expiring each year. Directors serve until their successors are elected and qualified.

Directors

      Our directors have been divided into two groups — interested directors and independent directors. Interested directors are “interested persons” of Allied Capital as defined in the 1940 Act. Information regarding our Board of Directors is as follows:

			Director	Expiration
Name	Age	Position	Since(1)	of Term

Interested Directors
William L. Walton	55	Chairman, Chief Executive Officer and President	1986	2007
Joan M. Sweeney	45	Chief Operating Officer	2004	2007
Robert E. Long	74	Director	1972	2007
Independent Directors
Ann Torre Bates	47	Director	2003	2006
Brooks H. Browne	56	Director	1990	2007
John D. Firestone	61	Director	1993	2008
Anthony T. Garcia	49	Director	1991	2008
Lawrence I. Hebert	58	Director	1989	2008
John I. Leahy	75	Director	1994	2006
Alex J. Pollock	62	Director	2003	2006
Marc F. Racicot	57	Director	2005	2008
Guy T. Steuart II	74	Director	1984	2006
Laura W. van Roijen	53	Director	1992	2008

(1)	Includes service as a director of any of the predecessor companies of Allied Capital.

     Each director has the same address as Allied Capital, 1919 Pennsylvania Avenue, N.W., Washington, D.C. 20006.

Executive Officers

      Information regarding our executive officers is as follows:

Name	Age	Position

William L. Walton	55	Chairman, Chief Executive Officer and President
Joan M. Sweeney	45	Chief Operating Officer
Penni F. Roll	39	Chief Financial Officer
Scott S. Binder	51	Chief Valuation Officer
Suzanne V. Sparrow	39	Chief Compliance Officer, Executive Vice President and Secretary
Michael J. Grisius	41	Managing Director
Jeri J. Harman	48	Managing Director
Robert D. Long	48	Managing Director
Justin S. Maccarone	46	Managing Director
Daniel L. Russell	40	Managing Director
John M. Scheurer	53	Managing Director
John D. Shulman	42	Managing Director
Kelly A. Anderson	51	Executive Vice President and Treasurer

      Each executive officer has the same address as Allied Capital, 1919 Pennsylvania Avenue, N.W., Washington, D.C. 20006.

Biographical Information

Directors

      Our directors have been divided into two groups — interested directors and independent directors. Interested directors are “interested persons” of Allied Capital as defined in the 1940 Act.

Interested Directors

      William L. Walton has been the Chairman, Chief Executive Officer, and President of Allied Capital since 1997. Mr. Walton’s previous work experience includes serving as a Managing Director of Butler Capital Corporation, a mezzanine buyout firm, the personal investment advisor to William S. Paley, founder of CBS, and a Senior Vice President in Lehman Brothers Kuhn Loeb’s Merger and Acquisition Group. He also founded two education service companies — Language Odyssey and SuccessLab.

      Joan M. Sweeney is the Chief Operating Officer of Allied Capital and has been employed by Allied Capital since 1993. Ms. Sweeney oversees Allied Capital’s daily operations. Prior to joining Allied Capital, Ms. Sweeney was employed by Ernst & Young, Coopers & Lybrand, and the Division of Enforcement of the Securities and Exchange Commission.

      Robert E. Long has been the Chief Executive Officer and a director of GLB Group, Inc. (investment management firm) since 1997 and President of Ariba GLB Group, Inc., the parent company, since 2005. He has been the Chairman of Emerald City Radio Partners, LLC since 1997. Mr. Long was the President of Business News Network, Inc. (1995 to 1998), the Chairman and Chief Executive Officer of Southern Starr Broadcasting

Group, Inc. (1991 to 1995), and a director and the President of Potomac Asset Management, Inc. (1983 to 1991). Mr. Long is a director of AmBase Corporation, CSC Scientific, Inc., and Advanced Solutions International, Inc. Mr. Long is the father of Robert D. Long, an executive officer of Allied Capital.

Independent Directors

      Ann Torre Bates has been a strategic and financial consultant since 1997. From 1995 to 1997, Ms. Bates served as Executive Vice President, CFO and Treasurer of NHP, Inc., a national real estate services firm. From 1991 to 1995, Ms. Bates was Vice President and Treasurer of US Airways. She serves on the boards and audit committees of Franklin Mutual Series and SLM Corporation (Sallie Mae).

      Brooks H. Browne has been a private investor since 2002. Mr. Browne was the President of Environmental Enterprises Assistance Fund from 1993 to 2002, and is currently a member of the board of two non-profit organizations.

      John D. Firestone has been a Partner of Secor Group (a venture capital firm) since 1978. Mr. Firestone is a director of Security Storage Company of Washington, DC, and Cuisine Solutions, Inc. and is currently a member of the board of several non-profit organizations.

      Anthony T. Garcia has been a private investor since 2003. Mr. Garcia was Vice President of Finance of Formity Systems, Inc., a developer of software products for business management of data networks, from January 2002 through 2003. Mr. Garcia was a private investor from 2000 to 2001, the General Manager of Breen Capital Group (investor in tax liens) from 1997 to 2000, and a Senior Vice President of Lehman Brothers Inc. from 1985 to 1996.

      Lawrence I. Hebert is Senior Advisor for PNC Bank, N.A., and was a director and President and Chief Executive Officer of Riggs Bank N.A. (a subsidiary of Riggs National Corporation) from 2001 to May 2005. Mr. Hebert also served as Chief Executive Officer of Riggs National Corporation during 2005 and served as a director of Riggs National Corporation from 1988 to 2005. Mr. Hebert served as a director of Riggs Investment Advisors and Riggs Bank Europe Limited (both indirect subsidiaries of Riggs National Corporation). Mr. Hebert previously served as Vice Chairman (1983 to 1998), President (1984 to 1998), and Chairman and Chief Executive Officer (1998 to 2001) of Allbritton Communications Company. PNC Bank N.A. has a $60 million commitment under our revolving line of credit.

      John I. Leahy has been the President of Management and Marketing Associates, a management consulting firm, since 1986. Mr. Leahy was the President and Group Executive Officer, Western Hemisphere of Black & Decker Corporation from 1982 to 1985. Mr. Leahy is a director of B&L Sales, Inc. and is Trustee Emeritus of the Sellinger School of Business, Loyola College, Maryland.

      Alex J. Pollock has been a Resident Fellow at the American Enterprise Institute since 2004. He was President and Chief Executive Officer of the Federal Home Loan Bank of Chicago from 1991 to 2004. He serves as a director of the Chicago Mercantile Exchange, Great Lakes Higher Education Corporation and the Great Books Foundation. Mr. Pollock is Past President of the International Union for Housing Finance.

      Marc F. Racicot was named President and Chief Executive Officer of the American Insurance Association in August 2005. Prior to that, he was an attorney at the law firm of Bracewell & Giuliani, LLP from 2001 to 2005. He is a former Governor (1993 to 2001) and Attorney General (1989 to 1993) of the State of Montana. Mr. Racicot was appointed by President Bush to serve as the Chairman of the Republican National Committee (2002 to 2003) and he served as Chairman of the Bush/Cheney Re-election Committee (2003 to 2004). Mr. Racicot serves on the Board of Directors for Siebel Systems, Burlington Northern Santa Fe Corporation, Massachusetts Mutual Life Insurance Company, Jobs for America’s Graduates, and the Board of Visitors for the University of Montana School of Law.

      Guy T. Steuart II has been a director and President of Steuart Investment Company, which manages, operates, and leases real and personal property and holds stock in operating subsidiaries engaged in various businesses, since 1960 and has been Chairman of Steuart Investment Company since 2003. Mr. Steuart is Trustee Emeritus of Washington and Lee University.

      Laura W. van Roijen has been a private investor since 1992. Ms. van Roijen was a Vice President at Citicorp from 1982 to 1992.

Executive Officers who are not Directors

      Penni F. Roll, Chief Financial Officer, has been employed by the Company since 1995. Ms. Roll is responsible for Allied Capital’s financial operations. Prior to joining Allied Capital, Ms. Roll was employed by KPMG LLP.

      Scott S. Binder, Chief Valuation Officer, has been employed by Allied Capital since 1997. He has served as Chief Valuation Officer since 2003, and has also worked in the private finance investment group. He served as a consultant to Allied Capital from 1991 until 1997. He has also worked in the specialty finance and leasing industries.

      Suzanne V. Sparrow, Chief Compliance Officer, Executive Vice President and Corporate Secretary, has been employed by the Company since 1987. Ms. Sparrow is responsible for Allied Capital’s compliance and corporate governance activities.

      Michael J. Grisius, Managing Director, has been employed by the Company since 1992. Prior to joining Allied Capital, Mr. Grisius worked in corporate finance at Chemical Bank and was employed by KPMG LLP.

      Jeri J. Harman, Managing Director, has been employed by the Company since 2004. Prior to joining Allied Capital, Ms. Harman served as a Managing Director and Principal for American Capital Strategies, Ltd. (a business development company) from 2000 until 2004. She worked as a Managing Director and Head of Private Placements for First Security Van Kasper (1996 to 2000) and a Managing Director of Coopers & Lybrand (1993 to 1996). From 1982 to 1993, Ms. Harman held various senior level positions in the private placement arm of The Prudential Insurance Company of America.

      Robert D. Long, Managing Director, has been employed by the Company since 2002. Prior to joining Allied Capital, Mr. Long was Managing Director and Head of Investment Banking at C.E. Unterberg from 2001 to 2002, and Managing Director at E*OFFERING/Wit SoundView from 2000 to 2001. He was a Partner of Montgomery Securities and held management positions at Bank of America from 1996 to 2000. Previously, he was head of Investment Banking and Merchant Banking at Nomura

Securities International (1992 to 1996), and served as a Managing Director at CS First Boston, where he worked from 1978 to 1992.

      Justin S. Maccarone, Managing Director, has been employed by the Company since April 2005. Prior to joining Allied Capital, Mr. Maccarone served as a partner with UBS Capital Americas, LLC, a private equity fund focused on making investments in middle market leveraged buyouts, recapitalizations and growth financing from 1993 to 2005. Prior to that, Mr. Maccarone was a Senior Vice President at GE Capital specializing in merchant banking and leveraged finance (1989 to 1993) and served as Vice President of the Leveraged Finance Group at HSBC/ Marine Midland Bank (1981 to 1989).

      Daniel L. Russell, Managing Director, has been employed by the Company since 1998. Prior to joining Allied Capital, Mr. Russell was employed by KPMG LLP.

      John M. Scheurer, Managing Director, has been employed by the Company since 1991. Prior to joining Allied Capital, Mr. Scheurer worked in the commercial real estate and commercial banking business.

      John D. Shulman, Managing Director, has been employed by the Company since 2001. Prior to joining Allied Capital, Mr. Shulman served as the President and CEO of Onyx International, LLC (an investment firm) from 1995 to 2001. He currently serves as a director of ChemLink Laboratories LLC and as a member of the investment committees of Taiwan Mezzanine Fund and Greater China Private Equity Fund.

      Kelly A. Anderson, Executive Vice President and Treasurer, has been employed by Allied Capital since 1987. Ms. Anderson is responsible for Allied Capital’s treasury, cash management and infrastructure operations.

Committees of the Board of Directors

      Our Board of Directors has established an Executive Committee, an Audit Committee, a Compensation Committee, and a Corporate Governance/Nominating Committee. The Audit Committee, Compensation Committee, and Corporate Governance/Nominating Committee each operate pursuant to a committee charter. The charter of each Committee is available on our web site at www.alliedcapital.com in the Investor Resources section.

      The Executive Committee has and may exercise those rights, powers, and authority that the Board of Directors from time to time grants to it, except where action by the Board is required by statute, an order of the SEC, or our charter or bylaws. The Executive Committee has been delegated authority from the Board to review and approve certain investments. The Executive Committee met 43 times during 2004. The Executive Committee members currently are Messrs. Walton, Hebert, Leahy, Long, Pollock, and Steuart. Messrs. Hebert, Pollock, Leahy and Steuart are not “interested persons” of Allied Capital as defined in the 1940 Act. Messrs. Walton and Long are “interested persons” of the Company as defined in the 1940 Act.

      The Audit Committee operates pursuant to a charter approved by the Board of Directors. The charter sets forth the responsibilities of the Audit Committee. The primary function of the Audit Committee is to serve as an independent and objective party to assist the Board of Directors in fulfilling its responsibilities for overseeing and monitoring the quality and integrity of Allied Capital’s financial statements, the adequacy of Allied Capital’s system of internal controls, the review of the independence, qualifications and performance of Allied Capital’s independent registered public accounting firm, and the performance of Allied Capital’s internal audit function. The Audit Committee met 16 times during 2004. The Audit Committee is presently composed of four persons, including Messrs. Browne (Chairman) and Garcia and Mmes. Bates and van Roijen, all of whom are considered independent under the rules promulgated by the New York Stock Exchange. The Board of Directors has determined that Mr. Browne and Ms. Bates are “audit committee financial experts” as defined under Item 401 of Regulation S-K of the Securities Exchange Act of 1934. Mr. Browne and Ms. Bates each meet the current independence and experience requirements of Rule 10A-3 of the Exchange Act and, in addition, are not “interested persons” of Allied Capital as defined in the 1940 Act.

      The Compensation Committee reviews management’s recommendations and approves the compensation of our executive officers and reviews the amount of salary and bonus for each of our other officers and employees. In addition, the Compensation Committee approves stock option grants for our officers under our Amended Stock Option Plan, determines the individual performance awards and individual performance bonuses for participants and determines other compensation arrangements for employees. The Compensation Committee met 11 times during 2004. The Compensation Committee members currently are Messrs. Leahy (Chairman), Browne, Firestone, Garcia, and Racicot, each of whom is not an “interested person” of Allied Capital as defined in the 1940 Act.

      The Corporate Governance/Nominating Committee recommends candidates for election as directors to the Board of Directors and makes recommendations to the Board as to our corporate governance policies. The Corporate Governance/Nominating Committee met once during 2004. The Corporate Governance/Nominating Committee members currently are Messrs. Hebert (Chairman), Firestone, Pollock, and Racicot, each of whom is not an “interested person” of Allied Capital as defined in the 1940 Act.

COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

      Under SEC rules applicable to business development companies, we are required to set forth certain information regarding the compensation of certain executive officers and directors. The following table sets forth compensation earned during the year ended December 31, 2004, by all of our directors and our three highest paid executive officers (collectively, the “Compensated Persons”) in each capacity in which each Compensated Person served. Certain of the Compensated Persons served as both officers and directors.

      Our directors have been divided into two groups — interested directors and independent directors. Interested directors are “interested persons” as defined in the Investment Company Act of 1940.

Compensation Table

			Pension or
			Retirement
			Benefits
	Aggregate	Securities	Accrued as	Directors’
	Compensation	Underlying	Part of	Fees Paid
	from the	Options/	Company	by the
Name	Company (1,2,3)	SARs (4)	Expenses (2)	Company (5)

Interested Directors:
William L. Walton, Chairman and CEO	$5,292,081	400,000	$—	$—
Joan M. Sweeney, Chief Operating Officer	3,031,545	300,000	—	—
Robert E. Long, Director	76,000	5,000	—	76,000
Independent Directors:
Ann Torre Bates, Director	80,000	5,000	—	80,000
Brooks H. Browne, Director	103,000	5,000	—	103,000
John D. Firestone, Director	79,000	5,000	—	79,000
Anthony T. Garcia, Director	95,000	5,000	—	95,000
Lawrence I. Hebert, Director	82,500	5,000	—	82,500
John I. Leahy, Director	102,500	5,000	—	102,500
Alex J. Pollock, Director	41,500	5,000	—	41,500
Guy T. Steuart II, Director	76,000	5,000	—	76,000
Laura W. van Roijen, Director	79,000	5,000	—	79,000
Executive Officer:
John M. Scheurer	2,119,459	150,000	—	—

(1)	We paid no perquisites in excess of the lesser of $50,000 or 10% of the Compensated Person’s total salary and bonus for the year.

(2)	The following table provides detail as to aggregate compensation earned during 2004 by our three highest paid executive officers, including the Chief Executive Officer:

				Other
	Salary	Bonus	IPA	Benefits

Mr. Walton	$1,457,692	$750,000	$2,949,976	$134,413
Ms. Sweeney	973,077	500,000	1,461,721	96,747
Mr. Scheurer	589,615	300,000	1,120,846	108,998

In 2004, the Board of Directors established individual performance awards. See also “Individual Performance Award.” Included for each executive officer in “Other Benefits” is, among other things, an employer contribution to the 401(k) Plan, a contribution to the Deferred Compensation Plan I, and health and dental insurance. See also “Employment Agreements”.

(3)	Messrs. Walton, Pollock and Scheurer and Ms. Sweeney elected to defer $3.1 million, $30 thousand, $1.2 million and $1.8 million, respectively, of the compensation earned during the year ended December 31, 2004.

(4)	See “— Stock Option Awards” for terms of options granted in 2004.

(5)	Consists only of directors’ fees we paid for 2004. Such fees are also included in the column titled “Aggregate Compensation from the Company.”

Compensation of Non-Officer Directors

      Each non-officer director receives an annual retainer of $40,000. In addition, committee chairs receive an annual retainer of $5,000. For each committee meeting attended in 2004 and through July 2005, Executive Committee members received $1,000 per meeting; Audit Committee members received $2,500 per meeting; and members of the Compensation and Corporate Governance/ Nominating Committees received $1,500 per meeting.

      Beginning in August 2005, for each committee meeting attended, Executive Committee members receive $1,500 per meeting, Audit Committee members receive $3,000 per meeting, and members of the Compensation and Corporate Governance/ Nominating Committees receive $2,000 per meeting.

      Directors may choose to defer such fees through the Company’s Deferred Compensation Plan, and may choose to invest such deferred income in shares of the Company’s common stock through a trust.

      Non-officer directors are eligible for stock option awards under our Amended Stock Option Plan pursuant to an exemptive order from the Securities and Exchange Commission. The terms of the order, which was granted in September 1999, provided for a one-time grant of 10,000 options to each non-officer director on the date that the order was issued, or on the date that any new director is elected by stockholders to the Board of Directors. Thereafter, each non-officer director receives 5,000 options each year on the date of the Annual Meeting of Stockholders at the fair market value on the date of grant. See “Amended Stock Option Plan.”

Stock Option Awards

      The following table sets forth the details relating to option grants in 2004 to Compensated Persons under our Amended Stock Option Plan, and the potential realizable value of each grant, as prescribed to be calculated by the SEC. See “Amended Stock Option Plan.”

Options Granted During 2004

					Potential Realizable
					Value at Assumed
	Number of				Annual Rates
	Securities	Percent of			Of Stock Appreciation
	Underlying	Total Options	Exercise		Over 10-Year Term (2)
	Options	Granted	Price Per	Expiration
Name	Granted	In 2004 (1)	Share	Date	5%	10%

Interested Directors:
William L. Walton(3)	400,000	4.90%	$28.98	3/11/14	$7,290,146	$18,474,663
Joan M. Sweeney(3)	300,000	3.70	28.98	3/11/14	5,467,610	13,855,997
Robert E. Long(4)	5,000	0.06	24.44	5/12/14	76,851	194,755
Independent Directors:
Ann Torre Bates(4)	5,000	0.06	24.44	5/12/14	76,851	194,755
Brooks H. Browne(4)	5,000	0.06	24.44	5/12/14	76,851	194,755
John D. Firestone(4)	5,000	0.06	24.44	5/12/14	76,851	194,755
Anthony T. Garcia(4)	5,000	0.06	24.44	5/12/14	76,851	194,755
Lawrence I. Hebert(4)	5,000	0.06	24.44	5/12/14	76,851	194,755
John I. Leahy(4)	5,000	0.06	24.44	5/12/14	76,851	194,755
Alex J. Pollock(4)	5,000	0.06	24.44	5/12/14	76,851	194,755
Guy T. Steuart II(4)	5,000	0.06	24.44	5/12/14	76,851	194,755
Laura W. van Roijen(4)	5,000	0.06	24.44	5/12/14	76,851	194,755
Executive Officer:
John M. Scheurer(3)	150,000	1.80	28.98	3/11/14	2,733,805	6,927,998

(1)	In 2004, we granted options to purchase a total of 8,169,750 shares. See “Compensation of Executive Officers and Directors — Compensation Plans — Amended Stock Option Plan.”

(2)	Potential realizable value is calculated on 2004 options granted, and is net of the option exercise price but before any tax liabilities that may be incurred. These amounts represent certain assumed rates of appreciation, as mandated by the SEC. Actual gains, if any, on stock option exercises are dependent on the future performance of the shares, overall market conditions, and the continued employment by us of the option holder. The potential realizable value will not necessarily be realized.

(3)	The options granted vest ratably over a four year period. In the event of a change of control, all outstanding options will become fully vested and exercisable as of the change of control.

(4)	The options granted vest immediately.

     The following table sets forth the details of option exercises by Compensated Persons during 2004 and the values of those unexercised options at December 31, 2004.

Option Exercises and Year-End Option Values

			Number of Securities		Value of Unexercised
			Underlying Unexercised		In-the-Money Options
	Shares		Options as of 12/31/04		as of 12/31/04 (2)
	Acquired	Value
Name	On Exercise	Realized (1)	Exercisable	Unexercisable	Exercisable	Unexercisable

Interested Directors:
William L. Walton	0	$0	2,336,035	504,066	$13,884,995	$881,565
Joan M. Sweeney	0	0	1,249,127	379,093	6,891,866	665,682
Robert E. Long	0	0	35,000	0	122,870	0
Independent Directors:					122,870	0
Ann Torre Bates	0	0	15,000	0	49,200	0
Brooks H. Browne	0	0	35,000	0	122,870	0
John D. Firestone	0	0	35,000	0	122,870	0
Anthony T. Garcia	0	0	35,000	0	122,870	0
Lawrence I. Hebert	0	0	35,000	0	122,870	0
John I. Leahy	0	0	35,000	0	122,870	0
Alex J. Pollock	6,800	41,838	5,000	0	7,000	0
Guy T. Steuart II	0	0	35,000	0	122,870	0
Laura W. van Roijen	0	0	35,000	0	122,870	0
Executive Officer:
John M. Scheurer	73,373	715,132	869,781	238,282	4,253,449	543,378

(1)	Value realized is calculated as the closing market price on the date of exercise, net of option exercise price, but before any tax liabilities or transaction costs. This is the deemed market value, which may actually be realized only if the shares are sold at that price.

(2)	Value of unexercised options is calculated as the closing market price on December 31, 2004, ($25.84), net of the option exercise price, but before any tax liabilities or transaction costs. “In-the-Money Options” are options with an exercise price that is less than the market price as of December 31, 2004.

Employment Agreements

      We entered into employment agreements in 2004 with William L. Walton, our Chairman and CEO, and Joan M. Sweeney, our Chief Operating Officer, each of whom is a Compensated Person. We also entered into an employment agreement in 2004 with Penni F. Roll, our Chief Financial Officer. Each of the agreements provides for a three-year term that extends one day at the end of every day during its length, unless either party provides written notice of termination of such extension. In that case, the agreement would terminate three years from such notification.

      Each agreement specifies each executive’s base salary compensation during the term of the agreement. The Compensation Committee has the right to increase the base salary during the term of the employment agreement. In addition, each employment agreement states that the Compensation Committee may provide, at their sole discretion, an annual cash bonus. This bonus is to be determined with reference to each executive’s performance in accordance with performance criteria to be determined by the Compensation Committee in its sole discretion. Under each agreement, each executive is also entitled to participate in our Amended Stock Option Plan, and to receive all other awards and benefits previously granted to each executive including life insurance premiums.

      The executive has the right to voluntarily terminate employment at any time with 30 days’ notice, and in such case, the employee will not receive any severance pay. Among other things, the employment agreements prohibit the solicitation of our employees in the event of an executive’s departure for a period of two years.

      If employment is terminated with cause, the employee will not receive any severance pay. If employment is terminated by us without cause during the term of the agreement or by the employee for “good reason” (which includes the occurrence of a change in control within 24 months), the executive shall be entitled to severance pay. Severance pay shall include three times the average base salary for the preceding three years, plus three times the average bonus compensation for the preceding three years, plus a lump sum amount equal to $3,178,000 for Mr. Walton, $2,831,000 for Ms. Sweeney and $1,500,000 for Ms. Roll. In the event of a change in control, each executive would be entitled to a tax equalization payment calculated in accordance with Section 280G of the Code on distributions to which the employee is entitled upon termination, and we would also provide compensation to offset any applicable excise tax penalties imposed on the executive under Section 4999 of the Code. Such severance pay shall be paid in two installments: 75% of such pay shall be paid at the time of separation, and 25% shall be paid on the second anniversary of such separation. Stock options would cease to vest during the severance period.

      Under the employment agreements, a “Change in Control” means (i) the sale or other disposition of all or substantially all of Allied Capital’s assets; or (ii) the acquisition, whether directly, indirectly, beneficially (within the meaning of Rule 13d-3 of the 1934 Act), or of record, as a result of a merger, consolidation or otherwise, of Allied Capital’s securities representing fifteen percent (15%) or more of the aggregate voting power of Allied Capital’s then outstanding common stock by any person (within the meaning of Section 13(d) and 14(d) of the 1934 Act), including, but not limited to, any corporation or group of persons acting in concert, other than (A) Allied Capital or our subsidiaries and/or (B) any employee pension benefit plan (within the meaning of Section 3(2) of the Employee Retirement Income Security Act of 1974) of Allied Capital or our subsidiaries, including a trust established pursuant to any such plan; or (iii) the individuals who were members of the Board of Directors as of the Effective Date (the “Incumbent Board”) cease to constitute at least two-thirds ( 2/3) of the Board; provided, however, that any director appointed by at least two-thirds ( 2/3) of the then Incumbent Board or nominated by at least two-thirds ( 2/3) of the Corporate Governance/ Nominating Committee of the Board of Directors (a majority of the members of the Corporate Governance/ Nominating Committee shall be members of the then Incumbent Board or appointees thereof), other than any director appointed or nominated in connection with, or as a result of, a threatened or actual proxy or control contest, shall be deemed to constitute a member of the Incumbent Board.

      These employment agreements may be amended during 2005 as needed in order to conform to the requirements of the Jobs Creation Act of 2004.

Retention Agreements

      In March 2005, we entered into retention agreements with John M. Scheurer, a Managing Director in the commercial real estate group, and four other executives in the commercial real estate group in connection with our consideration of strategic alternatives for the commercial real estate investment portfolio. We announced the completion of such transaction on May 3, 2005, and Mr. Scheurer received a one-time lump sum bonus of

$500,000, and the other executives, in the aggregate, received one-time lump sum bonuses totaling $900,000.

      In August 2005, payments totaling $650,000 in the aggregate were made to three of these executives as a result of satisfaction of certain other conditions. Certain of these individuals may also receive additional one-time lump sum payments totaling $450,000 in the aggregate based on the compensation paid by the acquirer or if the acquirer terminates the individuals’ employment for any reason other than cause within the initial twelve months after employment. A payment of $850,000 was made to one executive under this agreement, as he was not offered employment by the acquirer and has subsequently terminated employment with us.

      Mr. Scheurer’s agreement also provided that he would receive a transaction payment of $1,200,000 if he is not offered employment by the acquirer. Furthermore, if Mr. Scheurer satisfies the conditions necessary to receive the transaction payment, he would also receive a supplemental payment of $600,000. However, Mr. Scheurer has remained employed by us and we are currently negotiating any further payment obligations under this contract.

      In addition, in connection with the sale of the CMBS and CDO assets, we paid a total of $3.1 million in transition services bonuses, including $1.0 million to Mr. Scheurer.

Indemnification Agreements

      We have entered into indemnification agreements with our directors and certain senior officers. The indemnification agreements are intended to provide these directors and senior officers the maximum indemnification permitted under Maryland law and the Investment Company Act of 1940. Each indemnification agreement provides that Allied Capital shall indemnify the director or senior officer who is a party to the agreement (an “Indemnitee”), including the advancement of legal expenses, if, by reason of his or her corporate status, the Indemnitee is, or is threatened to be, made a party to or a witness in any threatened, pending, or completed proceeding, other than a proceeding by or in the right of Allied Capital.

Compensation Plans

Amended Stock Option Plan

      Our Amended Stock Option Plan is intended to encourage stock ownership in Allied Capital by officers and directors, thus giving them a proprietary interest in our performance. The Stock Option Plan was most recently approved by stockholders on May 12, 2004. At June 30, 2005, there were 32.2 million shares authorized under the Stock Option Plan and the number of shares available to be granted was 7.4 million. During August 2005, options for 5.8 million shares were granted to employees.

      The Compensation Committee’s principal objective in awarding stock options to our eligible officers and directors is to align each optionee’s interests with our success and the financial interests of our stockholders by linking a portion of such optionee’s compensation with the performance of our stock and the value delivered to stockholders.

      Stock options are granted under the Amended Stock Option Plan at a price not less than the prevailing market value at the time of the grant and will have realizable value only if our stock price increases. The Compensation Committee determines the amount and features of the stock options, if any, to be awarded to optionees. The Compensation Committee evaluates a number of criteria, including the past service of each such optionee to Allied Capital, the present and potential contributions of such optionee to the success of Allied Capital, and such other factors as the Compensation Committee shall deem relevant in connection with accomplishing the purposes of the Amended Stock Option Plan, including the recipient’s current stock holdings, years of service, position with Allied Capital, and other factors. The Compensation Committee does not apply a formula assigning specific weights to any of these factors when making its determination. The Compensation Committee awards stock options on a subjective basis and such awards depend in each case on the performance of the officer under consideration, and in the case of new hires, their potential performance.

      We have received approval from the SEC to grant options under the Amended Stock Option Plan to non-officer directors. Pursuant to the SEC order, initially each incumbent non-officer director received options to purchase 10,000 shares and each will receive options to purchase 5,000 shares each year thereafter on the date of the annual meeting of stockholders. New non-officer directors receive options to purchase 10,000 shares upon election by stockholders to the Board of Directors, and options to purchase 5,000 shares each year thereafter, on the date of our annual meeting.

      The Amended Stock Option Plan is designed to satisfy the conditions of Section 422 of the Code so that options granted under the Amended Stock Option Plan may qualify as “incentive stock options.” To qualify as “incentive stock options,” options may not become exercisable for the first time in any year if the number of incentive options first exercisable in that year multiplied by the exercise price exceeds $100,000. Incentive stock options are not granted to non-employees.

401(k) Plan

      We maintain a 401(k) plan (the “401(k) Plan”). All full-time employees who are at least 21 years of age have the opportunity to contribute pre-tax salary deferrals into the 401(k) Plan up to $14,000 annually for the 2005 plan year, and to direct the investment of these contributions. Plan participants who reach the age of 50 during the 2005 plan year are eligible to defer an additional $4,000 during 2005. The 401(k) Plan allows eligible participants to invest in shares of our common stock, among other investment options. In addition, during the 2005 plan year, we expect to contribute up to 5% of each participant’s eligible compensation for the year, up to a maximum compensation of $210,000, to each participant’s plan account on the participant’s behalf, which fully vests at the time of the contribution. The contribution with respect to compensation in excess of $210,000 is made to the Deferred Compensation Plan I. The normal retirement age for a plan participant is 59 1/2. On September 26, 2005, the 401(k) Plan held less than 1% of our outstanding shares.

Individual Performance Award

      The Compensation Committee has established a long-term incentive compensation program whereby the Compensation Committee of the Board of Directors determines an individual performance award for certain officers annually, generally at the beginning of each year. In determining the award for any one officer, the Compensation Committee considers individual performance factors, as well as the individual’s contribution to the returns generated for stockholders, among other factors. The individual performance awards are deposited in a trust in approximately equal cash installments, on a quarterly basis, and the cash is used to purchase shares of our common stock in the market. See “Compensation Plans — Deferred Compensation Plan II” below. The following table presents the individual performance awards that have been awarded by the Compensation Committee for 2005 to the Compensated Persons as well as for all other participants as a group:

2005
Individual
Name and Position	Performance Award(1)

William L. Walton, Chief Executive Officer	$1,475,000
Joan M. Sweeney, Chief Operating Officer	750,000
John M. Scheurer, Managing Director	550,000
All Executive Officers as a Group (excluding the Compensated Persons)	3,385,500
Non-Executive Officers as a Group	1,345,000

(1)	Represents individual performance awards expected to be expensed for financial reporting purposes for 2005 for these officers, assuming each participant remains employed by us throughout the year. These amounts are subject to change if there is a change in the composition of the pool of award recipients during the year.

Individual Performance Bonus

      As a result of recent changes in regulation imposed by the Jobs Creation Act of 2004 associated with deferred compensation arrangements, as well as an increase in the competitive market for recruiting and retaining top performers in private equity firms, the Compensation Committee recommended to the Board and the Board has approved that for 2005 a portion of the IPA should be replaced with an individual performance bonus (“IPB”). The IPB for 2005 has been determined to be approximately $7.5 million. The IPB will be distributed in cash to award recipients in equal bi-weekly installments as long as each recipient remains employed by us. If a recipient terminates employment during the year, any remaining cash payments under the IPB would be forfeited. The following table presents the individual performance bonuses that have been awarded for 2005 for the Compensated Persons, as well as for all other recipients as a group:

2005
Individual
Name and Position	Performance Bonus(1)

William L. Walton, Chief Executive Officer	$1,475,000
Joan M. Sweeney, Chief Operating Officer	750,000
John M. Scheurer, Managing Director	550,000
All Executive Officers as a Group (excluding the Compensated Persons)	3,385,500
Non-Executive Officers as a Group	1,345,000

(1)	Represents individual performance bonuses expected to be expensed for financial reporting purposes for 2005 for these officers, assuming each recipient remains employed by us throughout the year. These amounts are subject to change if there is a change in the composition of the pool of award recipients during the year.

Deferred Compensation Plan I

      We maintain a deferred compensation plan (the “DCP I”). The DCP I is an unfunded plan, as defined by the Code, that provides for the deferral of compensation by our directors, employees, and consultants. Any of our directors, senior officers, or consultants are eligible to participate in the plan at such time and for such period as designated by the Board of Directors. The DCP I is administered through a trust, and we fund this plan through cash contributions. Directors may choose to defer director’s fees through the DCP I, and may choose to invest such deferred income in shares of our common stock through a trust. In the event of termination of employment, a change in control, which is defined in “Employment Agreements,” a future determined date, termination of the DCP I or a hardship distribution, a participant may elect to receive the balance of his or her deferral account in a lump-sum payment or in equal annual installments over a period of not less than three years and not greater than ten years. A participant with an account balance of $50,000 or less must receive payment in a lump-sum. On June 30, 2005, the DCP I held 2,445 shares of our common stock. The DCP I may be amended during 2005 as needed in order to conform to the requirements of the Jobs Creation Act of 2004.

Deferred Compensation Plan II

      In conjunction with the IPA, we established a non-qualified deferred compensation plan (DCP II) in 2004, which is an unfunded plan, as defined by the Code, and which is administered through a trust by an independent third-party trustee. The individual performance awards are generally deposited in the trust in equal installments, on a quarterly basis, in the form of cash. The Compensation Committee designed the DCP II to require the trustee to use the cash to purchase shares of our common stock in the market. A participant only vests in the award as it is deposited into the trust. The Compensation Committee, in its sole discretion, shall designate the senior officers who will receive individual performance awards and participate in the DCP II. During any period of time in which a participant has a deferral account in the DCP II, any dividends declared and paid on shares of common stock allocated to the participant’s account shall be reinvested by the trustee as soon as practicable in shares of our common stock purchased in the open market.

      In the event of termination of employment, one-third of the participant’s deferral account will be immediately distributed, one half of the then current remaining balance will be distributed on the first anniversary of his or her employment termination date, and the remainder of the account balance will be distributed on the second anniversary of the employment termination date. In the event of a change of control, which is defined in “Employment Agreements,” all amounts in a participant’s deferral account will be immediately distributed to the participant.

      The aggregate maximum number of shares of our common stock that the trustee is authorized to purchase in the open market for the purpose of investing the cash from individual performance awards is 3,500,000 shares, subject to appropriate adjustments in the event of a stock dividend, stock split, or similar change in capitalization affecting the Company’s common stock. On June 30, 2005, the DCP II held 651,423 shares of our common stock.

      A participant who violates certain non-solicitation covenants contained in the DCP II during the two years after the termination of his or her employment will forfeit back to us the remaining value of his or her deferral account.

      The DCP II is administered by the Compensation Committee of our Board of Directors. The Board of Directors reserves the right to amend, terminate, or discontinue DCP II, provided that no such action will adversely affect a participant’s rights under DCP II with respect to the amounts paid to his or her deferral account. The DCP II may be amended during 2005 as needed in order to conform to the requirements of the Jobs Creation Act of 2004.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

      As of September 26, 2005, there were no persons that owned 25% or more of our outstanding voting securities, and no person would be deemed to control us, as such term is defined in the 1940 Act.

      The following table sets forth, as of September 26, 2005, each stockholder who owned more than 5% of our outstanding shares of common stock, each director, the chief executive officer, our executive officers and our directors and executive officers as a group. Unless otherwise indicated, we believe that each beneficial owner set forth in the table has sole voting and investment power.

      Our directors have been divided into two groups — interested directors and independent directors. Interested directors are “interested persons” as defined in the Investment Company Act of 1940.

				Dollar Range of
				Equity Securities
	Number of			Beneficially
Name of	Shares Owned		Percentage	Owned by
Beneficial Owner	Beneficially(1)		of Class(2)	Directors(3)

Capital Research and Management Company	7,646,020	(4)	5.2%
333 South Hope Street, 55th Floor
Los Angeles, CA 90071-1447
Interested Directors:
William L. Walton	3,443,051	(5,6,7)	2.5%	over $100,000
Joan M. Sweeney	1,871,764	(5)	1.4%	over $100,000
Robert E. Long	51,111	(8)	*	over $100,000
Independent Directors:
Ann Torre Bates	23,500	(7,8)	*	over $100,000
Brooks H. Browne	83,713	(7,8)	*	over $100,000
John D. Firestone	72,426	(7,8)	*	over $100,000
Anthony T. Garcia	98,512	(8)	*	over $100,000
Lawrence I. Hebert	52,800	(8,13)	*	over $100,000
John I. Leahy	57,318	(8)	*	over $100,000
Alex J. Pollock	25,693	(7,8,9)	*	over $100,000
Marc F. Racicot	10,000	(8)	*	over $100,000
Guy T. Steuart II	364,144	(8,10)	*	over $100,000
Laura W. van Roijen	72,895	(7,8)	*	over $100,000
Executive Officers:
Penni F. Roll	690,031	(5)	*	over $100,000
Scott S. Binder	744,180	(5,7,11)	*	over $100,000
Suzanne V. Sparrow	460,899	(5,6)	*	over $100,000
Michael J. Grisius	632,678	(5,7)	*	over $100,000
Jeri J. Harman	156,062	(5)	*	over $100,000
Robert D. Long	853,293	(5,7,12)	*	over $100,000
Justin S. Maccarone	136,544	(5)	*	over $100,000
Daniel L. Russell	307,011	(5)	*	over $100,000
John M. Scheurer	1,288,405	(5)	*	over $100,000
John D. Shulman	840,373	(5)	*	over $100,000
Kelly A. Anderson	295,515	(5)	*	over $100,000
All directors and executive officers as a group(24 in number)	12,334,846	(14)	8.5%

 * Less than 1%

(1)	Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Securities Exchange Act of 1934.

(2)	Based on a total of 136,172,162 shares of our common stock issued and outstanding on September 26, 2005, and 9,642,990 shares of our common stock issuable upon the exercise of stock options exercisable within 60 days held by executive officers and non-officer directors.

(3)	Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Securities Exchange Act of 1934.

(4)	Information regarding share ownership was obtained from the Schedule 13F-HR that Capital Research and Management Company filed with the SEC on August 15, 2005.

(5)	Share ownership for the following directors and executive officers includes:

		Owned	Options
		Through	Exercisable
		Deferred	Within 60 Days
	Owned	Compensation	of September 26,	Allocated to
	Directly	Plan II	2005	401(k) Plan

Interested Directors:
William L. Walton	444,797	157,161	2,640,101	200,992
Joan M. Sweeney	298,966	78,388	1,478,220	16,190
Executive Officers:
Penni F. Roll	83,096	24,555	571,460	10,920
Scott S. Binder	91,260	37,388	613,550	1,982
Suzanne V. Sparrow	80,943	7,494	171,470	200,992
Michael J. Grisius	55,565	28,335	530,026	18,752
Jeri J. Harman	—	6,062	150,000	—
Robert D. Long	21,000	31,447	797,354	3,492
Justin S. Maccarone	—	3,210	133,334	—
Daniel L. Russell	1,060	15,105	290,846	—
John M. Scheurer	244,082	59,432	946,085	38,806
John D. Shulman	4,799	28,472	807,102	—
Kelly A. Anderson	121,266	7,369	160,942	5,938

(6)	Includes 200,992 shares held by the 401(k) Plan, of which Mr. Walton and Ms. Sparrow are sub-trustees of the fund holding our shares. The sub-trustees disclaim beneficial ownership of such shares.

(7)	Includes certain shares held in IRA or Keogh accounts: Walton — 12,015 shares; Bates — 3,500 shares; Browne — 12,280 shares; Firestone — 3,415 shares; Pollock — 1,000 shares; van Roijen — 7,295 shares; Binder — 273 shares; Grisius — 1,104 shares; R.D. Long — 17,000 shares.

(8)	Beneficial ownership for these non-officer directors includes exercisable options to purchase 40,000 shares, except with respect to Ms. Bates who has exercisable options to purchase 20,000 shares, Mr. Pollock and Mr. Racicot who have exercisable options to purchase 10,000 shares, Mr. Leahy who has exercisable options to purchase 37,500 shares, and Mr. Long who has exercisable options to purchase 35,000 shares.

(9)	Includes 2,493 shares held in the Deferred Compensation Plan for Mr. Pollock.

(10)	Includes 276,691 shares held by a corporation for which Mr. Steuart serves as an executive officer.

(11)	Includes 20,000 shares held in a charitable remainder trust.

(12)	Includes 4,000 shares held by a trust for the benefit of Mr. Long’s children.

(13)	Includes 9,000 shares held by a trust for the benefit of Mr. Hebert.

(14)	Includes a total of 9,642,990 shares underlying stock options exercisable within 60 days of September 26, 2005, which are assumed to be outstanding for the purpose of calculating the group’s percentage ownership, and 200,992 shares held by the 401(k) Plan.

PORTFOLIO MANAGEMENT

      The management of our company and our investment portfolio is the responsibility of various corporate committees, including the management committee, the investment committee, and the portfolio management committee. In addition, the Executive Committee of the Board of Directors approves certain investment decisions.

      Our management committee is responsible for, among other things, business planning and the establishment and review of general investment criteria. The management committee is chaired by William Walton, our Chief Executive Officer (CEO), and includes Joan Sweeney, our Chief Operating Officer (COO), Penni Roll, our Chief

Financial Officer (CFO), Scott Binder, our Chief Valuation Officer (CVO), and Michael Grisius, Jeri Harman, Robert Long, Justin Maccarone, Daniel Russell, John Shulman, and John Scheurer, all managing directors.

      Our investment committee is responsible for approving new investments. Our investment committee is chaired by William Walton, CEO, and includes Joan Sweeney, COO, Penni Roll, CFO, and John Fruehwirth, Michael Grisius, Jeri Harman, Thomas Lauer, Robert Long, Justin Maccarone, Robert Monk, John Shulman and Daniel Russell, all managing directors.

      In addition to approval by the investment committee, each transaction that represents a commitment equal to or greater than $20 million, every buyout transaction, and any other investment that in our judgment demonstrates unusual risk/reward characteristics also requires the approval of the Executive Committee of the Board of Directors. Our Executive Committee is currently comprised of William Walton, Lawrence Hebert, John Leahy, Robert E. Long, Alex Pollock and Guy Steuart II.

      Our portfolio management committee is responsible for the review and oversight of our investment portfolio including, among other things, the review and approval of certain portfolio dispositions and certain modifications or amendments to existing investments. Our portfolio management committee is chaired by William Walton, CEO, and includes Joan Sweeney, COO, Penni Roll, CFO, Scott Binder, CVO, Christina DelDonna and John Fontana, both managing directors.

      We are internally managed and our investment professionals manage the investments in our portfolio. These investment professionals have extensive experience in managing investments in private businesses in a variety of industries, and are familiar with our approach of lending and investing. Because we are internally managed, we pay no external investment advisory fees, but instead we pay the operating costs associated with employing investment professionals.

Biographical Information for Non-Executive Officers

      Information regarding the business experience of the additional investment professionals who are directors or executive officers is contained under the caption “Management — Biographical Information.”

      Christina L. DelDonna, Managing Director, has been employed by the Company since 1992. Ms. DelDonna has previously worked in a number of other managerial roles during her tenure with the Company.

      N. John Fontana, Managing Director, has been employed by the Company since 2004. Prior to joining Allied Capital, Mr. Fontana was a Principal of Tigris, an operations consulting firm in the consumer products and manufacturing industries from 2002 to 2004. Mr. Fontana was a turnaround manager working for a series of private equity and venture capital firms from 1999 to 2002. He participated in the buyout and served as Chief Operating Officer of Electrolux, LLC from 1998 to 1999. Previously, he served as a Partner with Deloitte & Touche Consulting Group.

      John M. Fruehwirth, Managing Director, has been employed by the Company since 2003. Previously, he worked at Wachovia (formerly First Union) in several merchant banking groups including Wachovia Capital Partners, Leveraged Capital and Middle

Market Capital from 1999 to 2003. Prior to that, Mr. Fruehwirth worked in First Union’s Leveraged Finance Group from 1996 to 1998.

      Thomas C. Lauer, Managing Director, has been employed by the Company since 2004. Prior to joining Allied Capital, Mr. Lauer worked in GE Capital’s sponsor finance group from 2003 to 2004 and in the merchant banking and leveraged finance groups of Wachovia Securities (previously First Union Securities) from 1997 to 2003.

      Robert M. Monk, Managing Director, has been employed by the Company since 1993. Prior to joining Allied Capital, Mr. Monk worked in the leveraged finance group at First Union National Bank (currently Wachovia Securities).

Compensation

      The compensation for the members of our management committee, investment committee, and portfolio management committee includes: (i) base salary; (ii) annual bonus; (iii) individual performance award and/or individual performance bonus; and (iv) stock options. Compensation for the members of our Executive Committee, with the exception of Mr. Walton, consists of: (i) annual retainer; (ii) attendance fee per committee meeting; and (iii) stock options. See “Management” and “Compensation of Executive Officers and Directors.”

Beneficial Ownership

      Messrs. Walton, Hebert, Leahy, Long and Steuart and each member of the investment committee, the management committee and the portfolio management committee beneficially owns shares of our common stock with a value of more than $1,000,000, based on the closing price of $28.15 on September 26, 2005, on the New York Stock Exchange. Mr. Pollock beneficially owns shares of our common stock with a value of $500,000 to $1,000,000 based on the closing price of $28.15 on September 26, 2005, on the New York Stock Exchange.

Conflicts of Interest

      Because each of the members of the Executive Committee, the management committee, the investment committee, and the portfolio management committee provide portfolio management services of this type only to us, there are no conflicts of interest with respect to their management of other accounts or investment vehicles.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

      The following table sets forth certain information, as of September 26, 2005, regarding indebtedness to Allied Capital in excess of $60,000 of any person serving as a director or executive officer of Allied Capital at any time since January 1, 2004. All of such indebtedness results from loans we made to enable the exercise of stock options. The loans are required to be fully collateralized and are full recourse against the borrower and have varying terms not exceeding ten years. The interest rates charged generally reflect the applicable federal rate on the date of the loan. As of June 30, 2005, the total loans outstanding to such executive officers of Allied Capital was $5.3 million or 0.2% of Allied Capital’s total assets at June 30, 2005.

      As a business development company under the Investment Company Act of 1940, we are entitled to provide and have provided loans to our officers in connection with the exercise of options. However, as a result of provisions of the Sarbanes-Oxley Act of 2002, we are prohibited from making new loans to our executive officers since July 30, 2002.

	Highest Amount				Amount
	Outstanding	Range of			Outstanding at
Name and Position with Company	During 2004	Interest Rates			September 26, 2005

Executive Officers who are Interested Directors(1):
William L. Walton, Chairman and Chief Executive Officer	$2,416,230	4.45%	–	6.24%	$—
Joan M. Sweeney, Director and Chief Operating Officer	$2,231,157	4.45%	–	6.63%	$399,962

Executive Officers:
Penni F. Roll, Chief Financial Officer	$1,273,924	4.45%	–	6.24%	$1,074,991
Scott S. Binder, Chief Valuation Officer	$297,923	4.93%	–	4.93%	$—
Suzanne V. Sparrow, Chief Compliance Officer and Secretary	$713,809	4.45%	–	6.18%	$626,309
Michael J. Grisius, Managing Director	$242,788	3.91%	–	4.68%	$230,727
John M. Scheurer, Managing Director	$2,058,996	4.73%	–	6.63%	$167,453
John D. Shulman, Managing Director	$99,991	2.85%	–	2.85%	$—
Kelly A. Anderson, Executive Vice President and Treasurer	$1,432,225	3.91%	–	6.34%	$496,225

(1)	Interested directors are “interested persons” as defined by the Investment Company Act of 1940.

TAX STATUS

      The following discussion is a general summary of the material United States federal income tax considerations applicable to us and to an investment in our common stock. This summary does not purport to be a complete description of the income tax considerations applicable to such an investment. The discussion is based upon the Internal Revenue Code (the “Code”), Treasury Regulations, and administrative and judicial interpretations, each as of the date of this prospectus and all of which are subject to change. You should consult your own tax advisor with respect to tax considerations that pertain to your purchase of our common stock.

      This summary is intended to apply to investments in our common stock and assumes that investors hold our common stock as capital assets. This summary does not discuss all aspects of federal income taxation relevant to holders of our common stock in light of particular circumstances, or to certain types of holders subject to special treatment under federal income tax laws, including dealers in securities, pension plans and trusts and financial institutions. This summary does not discuss any aspects of U.S. estate and gift tax or foreign, state or local tax. It does not discuss the special treatment under federal income tax laws that could result if we invested in tax-exempt securities or certain other investment assets.

      Except as specifically indicated herein, this summary is intended to apply to U.S. Stockholders (as defined below) and does not purport to discuss all U.S. federal income tax consequences to persons who are not U.S. Stockholders (“Non-U.S. Stockholders”) from an investment in our common stock. (A “U.S. Stockholder” is a stockholder who is (i) a citizen or resident of the United States, (ii) a corporation or partnership created in or organized under the laws of the United States or any political subdivision thereof, (iii) an estate, the income of which is subject to United States federal income taxation regardless of its source, or (iv) a trust subject to the supervision of a court within the United States and the control of a United States person.) Non-U.S. Stockholders should consult their own tax advisors to discuss the consequences of an investment in our common stock.

Taxation as a Regulated Investment Company

      We intend to be treated for tax purposes as a “regulated investment company” under Subchapter M of Chapter 1 of the Code. If we (i) qualify as a regulated investment company and (ii) distribute to stockholders in a timely manner at least 90% of our “investment company taxable income,” as defined in the Code (i.e., net ordinary investment income, including accrued original issue discount, and net realized short-term capital gain in excess of net realized long-term capital loss) (the “90% Distribution Requirement”) each year, we generally will not be subject to federal income tax on the portion of our investment company taxable income and net capital gain (i.e., net realized long-term capital gain in excess of net realized short-term capital loss) we distribute (or treat as “deemed distributed”) to stockholders. (We will, however, be subject to such tax to the extent that, prior to February 2, 2013, BLX sells property held by BLX, Inc. on the date of its corporate reorganization, but only to the extent (i) such property had a built-in gain (that is, value in excess of tax basis) on such date and (ii) such built-in gain is recognized on such sale.) In addition, we are generally required to distribute in a timely manner an amount at least equal to the sum of (i) 98% of our ordinary income for each calendar year, (ii) 98% of our capital gain net income for the one-year period ending

December 31 of that calendar year, and (iii) any income realized, but not taxed or distributed in prior years, in order to avoid the 4% nondeductible federal excise tax on certain undistributed income of regulated investment companies (the “Excise Tax Avoidance Requirements”). If we do not satisfy the excise tax avoidance requirements for any year, we will be required to pay this 4% excise tax on the undistributed ordinary income or net capital gain income. The ordinary income or net capital gain income on which the excise tax is paid is generally distributed to shareholders in the next tax year. Depending on the level of ordinary income or net capital gain income for a tax year, we may choose to carry over the portion of such income in excess of our current year distributions into the next tax year and pay the 4% excise tax, as required. We will be subject to federal income tax at the regular corporate rate for any amounts of investment company taxable income or net capital gain not distributed (or deemed distributed) to our stockholders.

      In order to qualify as a regulated investment company for federal income tax purposes, we must, among other things: (a) continue to qualify as a business development company under the 1940 Act; (b) derive in each taxable year at least 90% of our gross income from (i) dividends, interest, payments with respect to securities loans, gains from the sale of stock or other securities, or other income derived with respect to our business of investing in such stock or securities or (ii) net income derived from an interest in a “qualified publicly traded partnership” (the “90% Income Test”); and (c) diversify our holdings so that at the end of each quarter of the taxable year (i) at least 50% of the value of our assets consists of cash, cash items, U.S. government securities, securities of other regulated investment companies, and other securities if such other securities of any one issuer do not represent more than 5% of our assets or more than 10% of the outstanding voting securities of the issuer, and (ii) no more than 25% of the value of our assets is invested in the securities of any one issuer (other than U.S. government securities or securities of other regulated investment companies), the securities of two or more issuers that are controlled (as determined under applicable Code rules) by us and are engaged in the same or similar or related trades or businesses, or the securities of one or more “qualified publicly traded partnerships” (the “Diversification Tests”).

      If we acquire or are deemed to have acquired debt obligations that were issued originally at a discount or that otherwise are treated under applicable tax rules as having original issue discount or market discount, we must include in income each year a portion of the original issue discount that accrues over the life of the obligation regardless of whether cash representing such income is received by us in the same taxable year. Any amount accrued as original issue discount will be included in our investment company taxable income for the year of accrual and cash or other assets equal to the amount of such original issue discount accrual may have to be distributed to our stockholders in order to satisfy the 90% Distribution Requirement or the Excise Tax Avoidance Requirements even though we have not received any cash representing such income.

      To the extent we engage in certain hedging transactions, including hedging transactions in options, future contracts, and straddles, or other similar transactions, we may be subject to special tax rules (including constructive sale, mark-to-market, straddle, wash sale, and short sale rules), the effect of which may be to accelerate our income, defer our losses, cause adjustments in the holding periods of our securities, convert long-term capital gains into short-term capital gains or convert short-term capital losses into long-term capital losses.

      In addition, although we do not currently intend to do so, if we were to invest in certain options, futures, or forward contracts, we may be required to report income from such investments on a mark-to-market basis, which could result in us recognizing unrealized gains and losses for federal income tax purposes even though we may not realize such gains and losses when we ultimately dispose of such investments. We could also be required to treat such gains and losses as 60% long-term capital gain or loss and 40% short-term capital gain or loss regardless of our holding period for the investments.

      These rules could affect our investment company taxable income or net capital gain for a taxable year and thus affect the amounts that we would be required to distribute to our stockholders pursuant to the 90% Distribution Requirement and the Excise Tax Avoidance Requirements for such year.

      Although we do not presently expect to do so, we are authorized to borrow funds and to sell assets in order to satisfy distribution requirements. However, under the 1940 Act, we are not permitted to make distributions to stockholders while our debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. Moreover, our ability to dispose of assets to meet our distribution requirements may be limited by other requirements relating to our status as a regulated investment company, including the Diversification Tests. If we dispose of assets in order to meet the 90% Distribution Requirement or the Excise Tax Avoidance Requirements, we may make such dispositions at times that, from an investment standpoint, are not advantageous.

      If we fail to satisfy the 90% Distribution Requirement or otherwise fail to qualify as a regulated investment company in any taxable year, we will be subject to tax in that year on all of our taxable income, regardless of whether we make any distributions to our stockholders. In that case, all of our income will be subject to corporate level tax, reducing the amount available to be distributed to our stockholders, and all of our distributions to our stockholders will be characterized as ordinary income (to the extent of our current and accumulated earnings and profits), although such distributions would constitute “qualified dividend income” to individual shareholders subject to the same reduced maximum rate of tax applicable to long-term capital gains. In contrast, if we qualify as a regulated investment company, our corporate level federal income tax should be substantially reduced or eliminated, and a portion of our distributions or deemed distributions may be characterized as long-term capital gain in the hands of our stockholders.

      The remainder of this summary assumes that we qualify as a regulated investment company and satisfy the 90% Distribution Requirement.

Taxation of Stockholders

      Our distributions generally are taxable to stockholders as ordinary income or capital gains. Our distributions of investment company taxable income will be taxable as ordinary income to stockholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional common stock (including any dividends reinvested through our dividend reinvestment plan). A portion of our distributions of investment company taxable income may constitute “qualified dividend income.” Qualified dividend income of individual shareholders currently is subject to the same reduced maximum rate of tax applicable to long-term capital gains. Our distributions of net capital gains properly designated by us as “capital gain dividends” will be taxable to each stockholder as long-term capital gains regardless of the stockholder’s holding period for his or her common stock and regardless of whether paid in cash or reinvested in additional common stock (including any dividends reinvested through our dividend reinvestment plan). Distributions in excess of the Company’s earnings and profits will be designated as a “return of capital” and first will reduce a stockholder’s adjusted tax basis in such stockholder’s common stock and, after the adjusted basis is reduced to zero, will generally constitute capital gains to such stockholder.

      At our option, we may elect to retain some or all of our net capital gains for a tax year, but designate the retained amount as a “deemed distribution.” In that case, among other consequences, we will pay tax on the retained amount for the benefit of our stockholders, the stockholders will be required to report their share of the deemed distribution on their tax returns as if it had been distributed to them, and the stockholders will report a credit for their share of the tax paid thereon by us. The amount of the deemed distribution net of such tax will be added to the stockholder’s cost basis for his or her common stock. Since we would be required to pay tax at our regular corporate capital gain tax rate on any retained net capital gains that are deemed to be distributed, and since that rate is in excess of the maximum rate currently payable by individuals on long-term capital gains, the amount of tax that individual stockholders will be treated as having paid and for which they will receive a credit will exceed the amount of tax that such stockholders would be required to pay on the retained net capital gains. Such excess generally will be available to offset other tax liabilities of the stockholders. A stockholder that does not have a sufficient amount of other tax liabilities or that is not subject to U.S. federal income tax should be able to file a return on the appropriate form or a claim for refund that allows such stockholder to recover the taxes paid on his or her behalf. In the event we select this option, we must provide written notice to the stockholders prior to the expiration of 60 days after the close of the relevant tax year.

      In some tax years, we may be subject to the alternative minimum tax (“AMT”). If we have tax items that are treated differently for AMT purposes than for regular tax purposes, we must apportion those items between us and our stockholders, and this may affect our stockholder’s AMT liabilities. Although regulations explaining the precise method of apportionment have not yet been issued by the Internal Revenue Service, we intend, in general, to apportion these items in the same proportion that dividends paid to each stockholder bear to our taxable income (determined without regard to the dividends paid deduction), unless we determine that a different method for a particular item is warranted under the circumstances. You should consult your own tax advisor to determine how an investment in our stock could affect your AMT liability.

      For purposes of determining (i) whether the 90% Distribution Requirement is satisfied for any year and (ii) the amount of capital gains dividends paid for that year, we may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. Stockholder will still be treated as receiving the dividend in the taxable year in which the distribution is made, and any capital gain dividend will be treated as a capital gain dividend to the U.S. Stockholder.

      Any dividend declared by us in October, November, or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by the stockholders on December 31 of the year in which the dividend was declared to the extent of earnings and profits for the calendar year.

      You should consider the tax implications of buying common stock just prior to a distribution. Even if the price of the common stock includes the amount of the forthcoming distribution, you may be taxed upon receipt of the distribution and will not be entitled to offset the distribution against the tax basis in your common stock.

      You may recognize taxable gain or loss if you sell or exchange your common stock. The amount of the gain or loss will be measured by the difference between your adjusted tax basis in your common stock and the amount of the proceeds you receive in exchange for such stock. Any gain or loss arising from the sale or exchange of common stock generally will be a capital gain or loss. This capital gain or loss normally will be treated as a long-term capital gain or loss if you have held your common stock for more than one year; otherwise, it will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or exchange of common stock held for six months or less generally will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received (or treated as deemed distributed) with respect to such stock and, for this purpose, the special rules of Section 852(b)(4)(C) of the Code generally apply in determining the holding period of such stock. In addition, all or a portion of any loss realized upon a taxable disposition of common stock will be disallowed if other shares of our common stock are purchased (under our dividend reinvestment plan or otherwise) within 30 days before or after the disposition.

      In general, non-corporate stockholders currently are subject to a maximum federal income tax rate on their net long-term capital gain (the excess of net realized long-term capital gain over net realized short-term capital loss) for a taxable year (including a long-term capital gain derived from an investment in our common stock) which is lower than the maximum rate for other income (excluding other income that constitutes “qualified dividend income”). Corporate taxpayers currently are subject to federal income tax on net capital gains at a maximum rate equal to the maximum rate applied to ordinary income. Non-corporate stockholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate stockholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in Section 1212(b) of the Code. Corporate stockholders generally may not deduct any net capital losses for a year, but may carryback such losses for three years or carry forward such losses for five years, but only to the extent of capital gains in those years.

      We will send to each of our stockholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts includible in such stockholder’s taxable income for such year as ordinary income (including the amount of any qualified dividend income) and as long-term capital gains. In addition, the federal tax status of each year’s distributions generally will be reported to the IRS. Distributions may also be subject to additional state, local, and foreign taxes depending on a stockholder’s particular situation. Our ordinary income dividends to corporate stockholders may, if certain conditions are met, qualify for the dividends received deduction to the extent that we have received qualifying dividend income during the taxable year; capital gain dividends distributed by us are not eligible for the dividends received deduction.

      A Non-U.S. Stockholder may be subject to withholding of U.S. federal tax at a 30% rate (or lower applicable treaty rate) on distributions (including certain redemptions of common stock) from us. However, the portion of our distributions that are properly designated by us as long-term capital gain dividends, short-term capital gain dividends or interest-related dividends may be exempt from such withholding if you have provided to us (or another appropriate withholding agent) in a timely manner a properly completed Form W-8BEN or applicable form. Non-U.S. Stockholders should consult their own tax advisors with respect to the appropriate forms to file to avoid withholding tax and for all other issues concerning U.S. federal income and withholding tax, and state, local, and foreign tax, consequences of an investment in our common stock.

      We may be required to withhold U.S. federal income tax (“backup withholding”) at a 28% rate from all taxable distributions payable to (i) any stockholder who fails to furnish us with its correct taxpayer identification number or a certificate that the stockholder is exempt from backup withholding, and (ii) any stockholder with respect to whom the IRS notifies us that the stockholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. We may be required to report annually to the IRS and to each Non-U.S. Stockholder the amount of dividends paid to such stockholder and the amount, if any, of tax withheld pursuant to the backup withholding rules with respect to such dividends. This information may also be made available to the tax authorities in the Non-U.S. Stockholder’s country of residence. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules from payments made to a stockholder may be refunded or credited against such stockholder’s United States federal income tax liability, if any, provided that the required information is furnished to the IRS.

      You should consult your own tax advisor with respect to the particular tax consequences to you of an investment in us, including the possible effect of any pending legislation or proposed regulation.

CERTAIN GOVERNMENT REGULATIONS

      We operate in a highly regulated environment. The following discussion generally summarizes certain government regulations.

      Business Development Company. A business development company is defined and regulated by the 1940 Act. A business development company must be organized in the United States for the purpose of investing in or lending to primarily private companies and making managerial assistance available to them. A business development company may use capital provided by public shareholders and from other sources to invest in long-term, private investments in businesses. A business development company provides shareholders the ability to retain the liquidity of a publicly traded stock, while sharing in the possible benefits, if any, of investing in primarily privately owned companies.

      As a business development company, we may not acquire any asset other than “qualifying assets” unless, at the time we make the acquisition, the value of our qualifying assets represent at least 70% of the value of our total assets. The principal categories of qualifying assets relevant to our business are:

•	Securities purchased in transactions not involving any public offering, the issuer of which is an eligible portfolio company;

•	Securities received in exchange for or distributed with respect to securities described in the bullet above or pursuant to the exercise of options, warrants or rights relating to such securities; and

•	Cash, cash items, government securities or high quality debt securities (within the meaning of the 1940 Act), maturing in one year or less from the time of investment.

      An eligible portfolio company is generally a domestic company that is not an investment company (other than a small business investment company wholly owned by a business development company) and that:

•	does not have a class of securities with respect to which a broker may extend margin credit at the time the acquisition is made;

•	is actively controlled by the business development company and has an affiliate of a business development company on its board of directors; or

•	meets such other criteria as may be established by the SEC.

      Control, as defined by the 1940 Act, is presumed to exist where a business development company beneficially owns more than 25% of the outstanding voting securities of the portfolio company.

      To include certain securities described above as qualifying assets for the purpose of the 70% test, a business development company must make available to the issuer of those securities significant managerial assistance such as providing significant guidance and counsel concerning the management, operations, or business objectives and policies of a portfolio company. We offer to provide significant managerial assistance to our portfolio companies. See “Risk Factors” — “Our ability to invest in private companies may be limited in certain circumstances.”

      As a business development company, we are entitled to issue senior securities in the form of stock or senior securities representing indebtedness, including debt securities and preferred stock, as long as each class of senior security has an asset coverage of at least 200% immediately after each such issuance. In addition, while any senior securities remain outstanding, we must make provisions to prohibit any distribution to our shareholders unless we meet the applicable asset coverage ratio at the time of the distribution. This limitation is not applicable to borrowings by our small business investment company subsidiary, and therefore any borrowings by this subsidiary are not included in this asset coverage test pursuant to exemptive relief. See “Risk Factors.”

      We may also be prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without the prior approval of our Board of Directors who are not interested persons and, in some cases, prior approval by the SEC. We have been granted an exemptive order by the SEC permitting us to engage in certain transactions that would be permitted if we and our subsidiaries were one company and permitting certain transactions among our subsidiaries, subject to certain conditions and limitations.

      We have designated a chief compliance officer and established a compliance program pursuant to the requirements of the 1940 Act. We are periodically examined by the SEC for compliance with the 1940 Act.

      As with other companies regulated by the 1940 Act, a business development company must adhere to certain substantive regulatory requirements. A majority of our directors must be persons who are not interested persons, as that term is defined in the 1940 Act. Additionally, we are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect us against larceny and embezzlement. Furthermore, as a business development company, we are prohibited from protecting any director or officer against any liability to us or our shareholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

      We maintain a code of ethics that establishes procedures for personal investment and restricts certain transactions by our personnel. Our code of ethics generally does not permit investment by our employees in securities that have been or are contemplated to be purchased or held by us. The code of ethics is filed as an exhibit to our registration statement which is on file with the SEC. You may read and copy the code of ethics at the SEC’s Public Reference Room in Washington, D.C. You may obtain information on operations of the Public Reference Room by calling the SEC at (202) 942-8090. In addition, the code of ethics is available on the EDGAR Database on the SEC Internet site at http://www.sec.gov. You may obtain copies of the code of ethics, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing to the SEC’s Public Reference Section, 100 F Street, NE, Washington, D.C. 20549. Our code of ethics is also posted on our website at www.alliedcapital.com.

      As a business development company under the 1940 Act, we are entitled to provide and have provided loans to our officers in connection with the exercise of options. However, as a result of provisions of the Sarbanes-Oxley Act of 2002, we have been prohibited from making new loans to our executive officers since July 2002.

      We may not change the nature of our business so as to cease to be, or withdraw our election as, a business development company unless authorized by vote of a “majority of the outstanding voting securities,” as defined in the 1940 Act. A majority of the outstanding voting securities of a company is defined under the 1940 Act as the lesser of: (i) 67% or more of such company’s shares present at a meeting if more than 50% of the outstanding shares of such company are present and represented by proxy or (ii) more than 50% of the outstanding shares of such company.

      Small Business Administration Regulations. Allied Investments L.P., an indirect wholly owned subsidiary of Allied Capital, is licensed by the Small Business Administration as a small business investment company under Section 301(c) of the Small Business Investment Act of 1958.

      Small business investment companies are designed to stimulate the flow of private equity capital to eligible small businesses. Under present Small Business Administration regulations, eligible small businesses include businesses that have a tangible net worth not exceeding $18 million and have average annual fully taxed net income not exceeding $6 million for the two most recent fiscal years. In addition, a small business investment company must devote 20% of its investment activity to “smaller” concerns as defined by the Small Business Administration. A smaller concern is one that has a tangible net worth not exceeding $6 million and has average annual fully taxed net income not exceeding $2 million for the two most recent fiscal years. Small Business Administration regulations also provide alternative size standard criteria to determine eligibility, which depend on the industry in which the business is engaged and are based on such factors as the number of employees and gross sales. According to Small Business Administration regulations, small business investment companies may make loans to small businesses, invest in the equity securities of such businesses, and provide them with consulting and advisory services. Allied Investments provides long-term loans to qualifying small businesses; equity investments and consulting and other services are typically provided only in connection with such loans.

      Allied Investments is periodically examined and audited by the Small Business Administration’s staff to determine its compliance with small business investment company regulations.

      We, through Allied Investments, have debentures payable to the Small Business Administration with contractual maturities of ten years. The notes require payment of interest only semi-annually, and all principal is due upon maturity. Under the small business investment company program, we may borrow up to $119.0 million from the Small Business Administration. At June 30, 2005, we had $46.5 million outstanding and the Small Business Administration had a commitment to lend up to an additional $7.3 million above the amount outstanding. The commitment expires on September 30, 2005.

      Regulated Investment Company Status. We have elected to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, otherwise referred to as the Code. As long as we qualify as a regulated investment company, we are not taxed on our investment company taxable income or realized net capital gains, to the extent that such taxable income or gains are distributed, or deemed to be distributed, to shareholders on a timely basis.

      Taxable income generally differs from net income for financial reporting purposes due to temporary and permanent differences in the recognition of income and expenses, and generally excludes net unrealized appreciation or depreciation, as gains or losses are not included in taxable income until they are realized. In addition, gains realized for financial reporting purposes may differ from gains included in taxable income as a result of our election to recognize gains using installment sale treatment, which results in the deferment of gains for tax purposes until notes received as consideration from the sale of investments are collected in cash.

      Dividends declared and paid by the Company in a year generally differ from taxable income for that year as such dividends may include the distribution of current year taxable income, the distribution of prior year taxable income carried over into and distributed in the current year, or returns of capital. We are generally required to distribute 98% of our taxable income during the year the income is earned (and 100% of any previously undistributed and untaxed income) to avoid paying an excise tax. If this requirement is not met, the Code imposes a nondeductible excise tax equal to 4% of the amount by which 98% of the current year’s taxable income (and 100% of any previously undistributed and untaxed income) exceeds the distribution for the year. The taxable income on which an excise tax is paid is generally carried over and distributed to shareholders in the next year. Depending on the level of taxable income earned in a tax year, we may choose to carry over taxable income in excess of current year distributions into the next tax year and pay a 4% excise tax, as required.

      In order to maintain our status as a regulated investment company, we must, in general, (1) continue to qualify as a business development company; (2) derive at least 90% of our gross income from dividends, interest, gains from the sale of securities and other specified types of income; (3) meet asset diversification requirements as defined in the Code; and (4) timely distribute to shareholders at least 90% of our annual investment company taxable income as defined in the Code. We intend to take all steps necessary to continue to qualify as a regulated investment company. However, there can be no assurance that we will continue to qualify for such treatment in future years.

      Compliance with the Sarbanes-Oxley Act of 2002. The Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”) imposes a wide variety of regulatory requirements on publicly held companies and their insiders. Many of these requirements apply to us, including:

•	Our Chief Executive Officer and Chief Financial Officer certify the financial statements contained in our periodic reports through the filing of Section 302 certifications;

•	Our periodic reports disclose our conclusions about the effectiveness of our disclosure controls and procedures;

•	Our annual report on Form 10-K contains a report from our management on internal control over financial reporting, including a statement that our management is responsible for establishing and maintaining adequate internal control over financial reporting as well as our management’s assessment of the effectiveness of our internal control over financial reporting, which must be audited by our independent registered public accounting firm;

•	Our periodic reports disclose whether there were significant changes in our internal control over financial reporting or in other factors that could significantly affect our internal control over financial reporting subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses; and

•	We may not make any loan to any director or executive officer and we may not materially modify any existing loans.

      We have adopted procedures to comply with the Sarbanes-Oxley Act and the regulations promulgated thereunder. We will continue to monitor our compliance with all future regulations that are adopted under the Sarbanes-Oxley Act and will take actions necessary to ensure that we are in compliance therewith.

Proxy Voting Policies and Procedures

      We vote proxies relating to our portfolio securities in the best interest of our shareholders. We review on a case-by-case basis each proposal submitted to a shareholder vote to determine its impact on the portfolio securities held by us. Although we generally vote against proposals that may have a negative impact on our portfolio securities, we may vote for such a proposal if there exists compelling long-term reasons to do so.

      Our proxy voting decisions are made by the senior officers who are responsible for monitoring each of our investments. To ensure that our vote is not the product of a conflict of interest, we require that: (i) anyone involved in the decision making process disclose to our Chief Compliance Officer any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (ii) employees involved in the decision making process or vote administration are prohibited from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties.

      Shareholders may obtain information regarding how we voted proxies with respect to our portfolio securities without charge by making a written request for proxy voting information to: Corporate Secretary, Allied Capital Corporation, 1919 Pennsylvania Avenue, N.W., Washington, D.C. 20006 or by telephone at (202) 331-1112. The SEC also maintains a website at www.sec.gov that contains such information.

STOCK TRADING PLANS AND OWNERSHIP GUIDELINES

      During 2004, our Board of Directors established a policy to permit our officers and directors to enter into trading plans to sell shares of our common stock in accordance with Rule 10b5-1 of the Securities Act of 1934. The policy allows our participating officers and directors to adopt a pre-arranged stock trading plan to buy or sell pre-determined amounts of our shares of common stock over a period of time. Our Board of Directors established the policy in recognition of the liquidity and diversification objectives of our officers and directors, including the desire of certain of our officers and directors to sell certain shares of our common stock (such as formula award shares that they had acquired in connection with the 1997 merger of the five Allied Capital affiliated companies and shares of our common stock they acquired upon exercise of stock options).

      Our Board of Directors also established a retained stock ownership policy for our officers and directors who enter into any trading plans pursuant to Rule 10b5-1. The policy aligns the interests of our officers and directors with the interests of shareholders and further promotes our commitment to sound corporate governance. The policy requires that our officers and directors who chose to sell pursuant to Rule 10b5-1 not sell in any one year more than 10% of their owned shares of our common stock or more than 10% of their shares of our common stock issuable upon the exercise of vested stock options.

DIVIDEND REINVESTMENT PLAN

      We currently maintain a dividend reinvestment plan that provides for reinvestment of our distributions on behalf of our shareholders by our transfer agent. The dividend reinvestment plan is an “opt in” plan, which means that if our Board of Directors declares a cash dividend then our shareholders that have not “opted in” to our dividend reinvestment plan will receive cash dividends, rather than reinvesting dividends in additional shares of common stock.

      To enroll in the dividend reinvestment plan, each shareholder must complete an enrollment status form and return it to the plan agent. The plan agent shall then automatically reinvest any dividend in additional shares of common stock. You may change your status in the dividend reinvestment plan at any time by contacting our transfer agent and plan administrator in writing.

      A shareholder’s ability to participate in a dividend reinvestment plan may be limited according to how the shares of common stock are held. A nominee may preclude beneficial owners holding shares in street name from participating in the dividend reinvestment plan. Shareholders who wish to participate in a dividend reinvestment plan may need to hold their shares of common stock in their own name. Shareholders who hold shares in the name of a nominee should contact the nominee for details.

      All distributions to investors who do not participate (or whose nominee elects not to participate) in the dividend reinvestment plan will be paid directly, or through the nominee, to the record holder by or under the discretion of the plan agent. The plan agent is American Stock Transfer and Trust Company, 59 Maiden Lane, New York, New York 10038. Their telephone number is (800) 937-5449.

      Under the dividend reinvestment plan, we may issue new shares unless the market price of the outstanding shares of common stock is less than 110% of the last reported net asset value. Alternatively, the plan agent may buy shares of common stock in the market.

We value newly issued shares of common stock for the dividend reinvestment plan at the average of the reported last sale prices of the outstanding shares of common stock on the last five trading days prior to the payment date of the distribution, but not less than 95% of the opening bid price on such date. The price in the case of shares bought in the market will be the average actual cost of such shares of common stock, including any brokerage commissions. There are no other fees charged to shareholders in connection with the dividend reinvestment plan. Any distributions reinvested under the plan will nevertheless remain taxable to the shareholders.

DESCRIPTION OF CAPITAL STOCK

      The following summary description is based on relevant portions of the Maryland General Corporation Law and our charter and bylaws. This summary is not necessarily complete, and we refer you to the Maryland General Corporation Law and our charter and bylaws for a detailed description of the provisions summarized below.

Capital Stock

      Our authorized capital stock consists of 200,000,000 shares, $0.0001 par value per share, all of which has been initially designated as common stock. Our Board of Directors may classify and reclassify any unissued shares of our capital stock by setting or changing in one or more respects the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, terms or conditions or redemption or other rights of such shares of capital stock.

Common Stock

      At September 26, 2005, there were 136,172,162 shares of common stock outstanding and 32,175,000 shares of common stock reserved for issuance under our amended stock option plan. The following are the outstanding classes of securities of Allied Capital as of September 26, 2005:

(4)
			(3)	Amount
			Amount Held	Outstanding
		(2)	by Us	Exclusive of
	(1)	Amount	or for Our	Amounts Shown
	Title of Class	Authorized	Account	Under(3)

Allied Capital Corporation	Common Stock	200,000,000	—	136,172,162

      All shares of common stock have equal rights as to earnings, assets, dividends and voting and all outstanding shares of common stock are fully paid and non-assessable. Distributions may be paid to the holders of common stock if and when declared by our Board of Directors out of funds legally available therefor. Our common stock has no preemptive, exchange, conversion, or redemption rights and is freely transferable, except where their transfer is restricted by federal and state securities law or by contract. In the event of liquidation, dissolution or winding-up of Allied Capital, each share of common stock is entitled to share ratably in all of our assets that are legally available for distributions after payment of all debts and liabilities and subject to any prior rights of holders of preferred stock, if any, then outstanding. Each share of common stock is entitled to one vote on all matters submitted to a vote of shareholders, including the election of directors. Except as provided with respect to any other class or series of capital stock, the holders of our common stock will possess exclusive voting power. There is no cumulative voting in the election of directors, which means that holders of a majority of the shares, if they so choose, could elect all of the directors, and holders of less than a majority of the shares would, in that case, be unable to elect any director. All shares of common stock offered hereby will be, when issued and paid for, fully paid and non-assessable.

Preferred Stock

      Our charter authorizes our Board of Directors to classify and reclassify any unissued shares of stock into other classes or series of stock, including preferred stock. Prior to issuance of shares of each class or series, the Board of Directors is required by Maryland law and by our charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Thus, the Board of Directors could authorize the issuance of shares of preferred stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest.

      In addition, any issuance of preferred stock must comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that (1) immediately after issuance and before any dividend or other distribution is made with respect to our common stock, such preferred stock together with all other senior securities must not exceed an amount equal to 50% of our total assets after deducting the amount of such dividend or distribution, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on such preferred stock are in arrears by two years or more.

Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses

      We have adopted provisions in our charter limiting the liability of our directors and officers for monetary damages. The effect of these provisions in the charter is to eliminate the rights of Allied Capital and its shareholders (through shareholders’ derivative suits on our behalf) to recover monetary damages against a director or officer for breach of the fiduciary duty of care as a director or officer (including breaches resulting from negligent behavior) except for liability resulting from (i) actual receipt of an improper benefit or profit in money, property or services or (ii) active and deliberate dishonesty established by a final judgment as being material to the cause of action. These provisions do not limit or eliminate the rights of Allied Capital or any shareholder to seek non-monetary relief such as an injunction or rescission in the event of a breach of a director’s or officer’s duty of care. These provisions will not alter the liability of directors or officers under federal securities laws.

      Our charter and bylaws authorize us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as a present or former director or officer and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. The charter and bylaws also permit us to indemnify and advance expenses to any person who served a predecessor of us in any of the capacities described above and any of our employees or agents or any employees or agents of our predecessor. In accordance with the 1940 Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

      Maryland law requires a corporation (unless its charter provides otherwise, which our charter does not) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

      We have entered into indemnification agreements with our directors and certain our of senior officers. The indemnification agreements provide these directors and senior officers the maximum indemnification permitted under Maryland law and the 1940 Act.

Certain Anti-Takeover Provisions

      Our charter and bylaws and certain statutory and regulatory requirements contain certain provisions that could make more difficult the acquisition of Allied Capital by means of a tender offer, a proxy contest or otherwise. These provisions are expected to discourage certain types of coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with the Board of Directors. We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging such proposals because, among other things, negotiation of such proposals might result in an improvement of their terms. The description set forth below is intended only to be a summary of certain of our anti-takeover provisions and is qualified in its entirety by reference to our charter and the bylaws.

Classified Board of Directors

     Our bylaws provide for our Board of Directors to be divided into three classes of directors serving staggered three-year terms, with each class to consist as nearly as possible of one-third of the directors then elected to the board. A classified board may render more difficult a change in control of Allied Capital or removal of incumbent management. We believe, however, that the longer time required to elect a majority of a classified Board of Directors helps to ensure continuity and stability of our management and policies.

Issuance of Preferred Stock

     Our Board of Directors, without shareholder approval, has the authority to reclassify authorized but unissued common stock as preferred stock and to issue preferred stock. Such stock could be issued with voting, conversion or other rights designed to have an anti-takeover effect.

Number of Directors; Vacancies; Removal

     Our charter provides that the number of directors will be set only by the Board of Directors in accordance with our bylaws. Our bylaws provide that a majority of our entire Board of Directors may at any time increase or decrease the number of directors. However, unless our bylaws are amended, the number of directors may never be less than three nor more than fifteen. Except as may be provided by the Board of Directors in setting the terms of any class or series of preferred stock, any and all vacancies on the Board of Directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualified.

      Our bylaws provides that a director may be removed by shareholders only “with cause” and then only by the affirmative vote of at least a majority of the votes entitled to be cast in the election of directors.

Action by Shareholders

     Under the Maryland General Corporation Law, shareholder action can be taken only at an annual or special meeting of shareholders or by unanimous written consent in lieu of a meeting. These provisions, combined with the requirements of our bylaws regarding the calling of a shareholder-requested special meeting of shareholders discussed below, may have the effect of delaying consideration of a shareholder proposal until the next annual meeting.

Advance Notice Provisions for Shareholder Nominations and Shareholder Proposals

     Our bylaws provide that with respect to an annual meeting of shareholders, nominations of persons for election to the Board of Directors and the proposal of business to be considered by shareholders may be made only (1) pursuant to our notice of the meeting, (2) by the Board of Directors or (3) by a shareholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of the bylaws. With respect to special meetings of shareholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of persons for election to the

Board of Directors at a special meeting may be made only (1) pursuant to our notice of the meeting, (2) by the Board of Directors or (3) provided that the Board of Directors has determined that directors will be elected at the meeting, by a shareholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the bylaws.

      The purpose of requiring shareholders to give us advance notice of nominations and other business is to afford our Board of Directors a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our Board of Directors, to inform shareholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of shareholders. Although our bylaws do not give our Board of Directors any power to disapprove shareholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of shareholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our shareholders.
Calling of Special Meetings of Shareholders

     Our bylaws provide that special meetings of shareholders may be called by our Board of Directors and certain of our officers. Additionally, our bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the shareholders requesting the meeting, a special meeting of shareholders will be called by our Corporate Secretary upon the written request of shareholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting.

Amendments; Supermajority Vote Requirements

     Our bylaws impose supermajority vote requirements in connection with the amendment of provisions of our bylaws, including those provisions relating to the classified Board of Directors, the ability of shareholders to call special meetings and the advance notice provisions for shareholder meetings.

Maryland General Corporation Law

     Maryland General Corporation Law provides for the Business Combination Statute and the Control Share Acquisition Statute, as defined below. The partial summary of the foregoing statutes contained in this prospectus is not intended to be complete and reference is made to the full text of such statutes for their entire terms.

      Business Combination Statute. Certain provisions of the Maryland General Corporation Law establish special requirements with respect to “business combinations” between Maryland corporations and “interested shareholders” unless exemptions are applicable (the “Business Combination Statute”). Among other things, the Business Combination Statute prohibits for a period of five years a merger or other specified transactions between a company and an interested shareholder and requires a supermajority vote for such transactions after the end of such five-year period.

      “Interested shareholders” are all persons owning beneficially, directly or indirectly, 10% or more of the outstanding voting stock of a Maryland corporation. “Business combinations” include certain mergers or similar transactions subject to a statutory vote and additional transactions involving transfer of assets or securities in specified amounts to interested shareholders or their affiliates.

      Unless an exemption is available, a “business combination” may not be consummated between a Maryland corporation and an interested shareholder or its affiliates for a period of five years after the date on which the shareholder first became an interested shareholder and thereafter may not be consummated unless recommended by the board of directors of the Maryland corporation and approved by the affirmative vote of at least 80% of the votes entitled to be cast by all holders of outstanding shares of voting stock and 66 2/3% of the votes entitled to be cast by all holders of outstanding shares of voting stock other than the interested shareholder or its affiliates or associates, unless, among other things, the corporation’s shareholders receive a minimum price (as defined in the Business Combination Statute) for their shares and the consideration is received in cash or in the same form as previously paid by the interested shareholder for its shares.

      A business combination with an interested shareholder which is approved by the board of directors of a Maryland corporation at any time before an interested shareholder first becomes an interested shareholder is not subject to the five-year moratorium or special voting requirements. An amendment to a Maryland corporation’s charter electing not to be subject to the foregoing requirements must be approved by the affirmative vote of at least 80% of the votes entitled to be cast by all holders of outstanding shares of voting stock and 66 2/3% of the votes entitled to be cast by holders of outstanding shares of voting stock who are not interested shareholders. Any such amendment is not effective until 18 months after the vote of shareholders and does not apply to any business combination of a corporation with a shareholder who became an interested shareholder on or prior to the date of such vote.

      Control Share Acquisition Statute. The Maryland General Corporation Law imposes limitations on the voting rights of shares acquired in a “control share acquisition.” The control share statute defines a “control share acquisition” to mean the acquisition, directly or indirectly, of “control shares” subject to certain exceptions. “Control shares” of a Maryland corporation are defined to be voting shares of stock which, if aggregated with all other shares of stock previously acquired by the acquiror, would entitle the acquiror to exercise voting power in electing directors with one of the following ranges of voting power:

(1)	one-tenth or more but less than one-third;

(2)	one-third or more but less than a majority; or

(3)	a majority of all voting power.

      The requisite shareholder approval must be obtained each time an acquiror crosses one of the thresholds of voting power set forth above. Control shares do not include shares which the acquiring person is entitled to vote as a result of having previously obtained shareholder approval. Control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast by shareholders in the election of directors, excluding shares of stock as to which the acquiring person, officers of the corporation and directors of the corporation who are employees of the corporation are entitled to exercise or direct the exercise of the voting power of the shares in the election of the directors.

      The control share statute also requires Maryland corporations to hold a special meeting at the request of an actual or proposed control share acquiror generally within 50 days after a request is made with the submission of an “acquiring person statement,” but only if the acquiring person:

(1)	gives a written undertaking and, if required by the directors of the issuing corporation, posts a bond for the cost of the meeting; and

(2)	submits definitive financing agreements for the acquisition of the control shares to the extent that financing is not provided by the acquiring person.

      In addition, unless the issuing corporation’s charter or bylaws provide otherwise, the control share statute provides that the issuing corporation, within certain time limitations, shall have the right to redeem control shares (except those for which voting rights have previously been approved) for “fair value” as determined pursuant to the control share statute in the event:

(1)	there is a shareholder vote and the grant of voting rights is not approved; or

(2)	an “acquiring person statement” is not delivered to the target within 10 days following a control share acquisition.

      Moreover, unless the issuing corporation’s charter or bylaws provide otherwise, the control share statute provides that if, before a control share acquisition occurs, voting rights are accorded to control shares which result in the acquiring person having majority voting power, then all shareholders other than the acquiring person have appraisal rights as provided under the Maryland General Corporation Law. An acquisition of shares may be exempted from the control share statute provided that a charter or bylaw provision is adopted for such purpose prior to the control share acquisition by any person with respect to Allied Capital. The control share acquisition statute does not apply to shares acquired in a merger, consolidation or share exchange to which the corporation is a party.

      Our Board of Directors has opted out of the Control Share Acquisition Statute through an amendment to the Company’s bylaws.

Regulatory Restrictions

     Allied Investments, our wholly owned subsidiary, is a small business investment company. The Small Business Administration prohibits, without prior Small Business Administration approval, a “change of control” or transfers which would result in any person (or group of persons acting in concert) owning 10% or more of any class of capital stock of a small business investment company. A “change of control” is any event which would result in a transfer of the power, direct or indirect, to direct the management and policies of a small business investment company, whether through ownership, contractual arrangements or otherwise.

PLAN OF DISTRIBUTION

      We may offer, from time to time, up to 20,000,000 shares of our common stock. We may sell the shares of our common stock through underwriters or dealers, directly to one or more purchasers, through agents or through a combination of any such methods of sale.

Any underwriter or agent involved in the offer and sale of the shares of our common stock will be named in the applicable prospectus supplement.

      The distribution of the shares of our common stock may be effected from time to time in one or more transactions at a fixed price or prices, which may be changed, at prevailing market prices at the time of sale, at prices related to such prevailing market prices, or at negotiated prices, provided, however, that the offering price per share of our common stock, less any underwriting commissions or discounts, must equal or exceed the net asset value per share of our common stock at the time of the offering.

      In connection with the sale of the shares of our common stock, underwriters or agents may receive compensation from us or from purchasers of the shares of our common stock, for whom they may act as agents, in the form of discounts, concessions or commissions. Underwriters may sell shares of our common stock to or through dealers and such dealers may receive compensation in the form of discounts, concessions or commissions from the underwriters and/or commissions from the purchasers for whom they may act as agents. Underwriters, dealers and agents that participate in the distribution of shares of our common stock may be deemed to be underwriters under the Securities Act, and any discounts and commissions they receive from us and any profit realized by them on the resale of shares of our common stock may be deemed to be underwriting discounts and commissions under the Securities Act. Any such underwriter or agent will be identified and any such compensation received from us will be described in the applicable prospectus supplement.

      Any common stock sold pursuant to a prospectus supplement will be quoted on the New York Stock Exchange, or another exchange on which the common stock is traded.

      Under agreements into which we may enter, underwriters, dealers and agents who participate in the distribution of shares of our common stock may be entitled to indemnification by us against certain liabilities, including liabilities under the Securities Act. Underwriters, dealers and agents may engage in transactions with, or perform services for, us in the ordinary course of business.

      If so indicated in the applicable prospectus supplement, we will authorize underwriters or other persons acting as our agents to solicit offers by certain institutions to purchase shares of our common stock from us pursuant to contracts providing for payment and delivery on a future date. Institutions with which such contracts may be made include commercial and savings banks, insurance companies, pension funds, investment companies, educational and charitable institutions and others, but in all cases such institutions must be approved by us. The obligations of any purchaser under any such contract will be subject to the condition that the purchase of shares of our common stock shall not at the time of delivery be prohibited under the laws of the jurisdiction to which such purchaser is subject. The underwriters and such other agents will not have any responsibility in respect of the validity or performance of such contracts. Such contracts will be subject only to those conditions set forth in the prospectus supplement, and the prospectus supplement will set forth the commission payable for solicitation of such contracts.

      The maximum commission or discount to be received by any member of the National Association of Securities Dealers, Inc. or independent broker-dealer will not be greater than 10% for the sale of any securities being registered and 0.5% for due diligence.

      In order to comply with the securities laws of certain states, if applicable, shares of our common stock offered hereby will be sold in such jurisdictions only through registered or licensed brokers or dealers.

LEGAL MATTERS

      The legality of shares of our common stock offered hereby will be passed upon for us by Sutherland Asbill & Brennan LLP, Washington, D.C. Certain legal matters will be passed upon for underwriters, if any, by the counsel named in the prospectus supplement.

SAFEKEEPING, TRANSFER AND DIVIDEND PAYING AGENT

AND REGISTRAR

      Our investments are held in safekeeping by PNC Bank, N.A., 808 17th Street, N.W., Washington, D.C. 20006, as well as by LaSalle National Bank, 25 Northwest Point Boulevard, Suite 800, Elk Grove Village, Illinois 60007. American Stock Transfer and Trust Company, 59 Maiden Lane, New York, New York 10038 acts as our transfer, dividend paying and reinvestment plan agent and registrar.

BROKERAGE ALLOCATION AND OTHER PRACTICES

      Since we generally acquire and dispose of our investments in privately negotiated transactions, we infrequently use brokers in the normal course of business.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

      The consolidated financial statements as of December 31, 2004 and 2003, and for each of the years in the three-year period ended December 31, 2004, and the related financial statement schedule as of December 31, 2004, have been included herein in reliance upon the reports of KPMG LLP, independent registered public accounting firm, located at 2001 M Street, NW, Washington, DC 20036, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.

NOTICE REGARDING ARTHUR ANDERSEN LLP

      Section 11(a) of the Securities Act provides that if any part of a registration statement at the time it becomes effective contains an untrue statement of a material fact or an omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, any person acquiring a security pursuant to such registration statement, unless it is proved that at the time of such acquisition such person knew of such untruth or omission, may sue, among others, every accountant who has consented to be named as having prepared or certified any part of the registration statement or as having prepared or certified any report or valuation which is used in connection with the registration statement with respect to the statement in such registration statement, report or valuation which purports to have been prepared or certified by the accountant. Certain condensed consolidated financial data as of December 31, 2001 and 2000, and for the years then ended, which is included in this prospectus, was audited by our former independent auditor, Arthur Andersen LLP.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED FINANCIAL STATEMENTS

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders
Allied Capital Corporation:

      We have audited the accompanying consolidated balance sheet of Allied Capital Corporation and subsidiaries as of December 31, 2004 and 2003, including the consolidated statement of investments as of December 31, 2004, and the related consolidated statements of operations, changes in net assets and cash flows, and the financial highlights (included in Note 15), for each of the years in the three-year period ended December 31, 2004. These consolidated financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these consolidated financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included physical counts of securities owned as of December 31, 2004 and 2003. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the consolidated financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Allied Capital Corporation and subsidiaries as of December 31, 2004 and 2003, and the results of their operations, their cash flows, changes in their net assets, and financial highlights for each of the years in the three-year period ended December 31, 2004, in conformity with U.S. generally accepted accounting principles.

      Our audits were made for the purpose of forming an opinion on the consolidated financial statements taken as a whole. The consolidating balance sheet and related consolidating statements of operations and cash flows are presented for purposes of additional analysis of the consolidated financial statements rather than to present the financial position, results of operations, and cash flows of the individual companies. The consolidating information has been subjected to the auditing procedures applied in the audits of the consolidated financial statements and, in our opinion, is fairly stated in all material respects in relation to the consolidated financial statements taken as a whole.

      We also have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the effectiveness of Allied Capital Corporation’s internal control over financial reporting as of December 31, 2004, based on criteria established in Internal Control — Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission (COSO), and our report dated March 14, 2005, expressed an unqualified opinion on management’s assessment of, and the effective operation of, internal control over financial reporting.

Washington, D.C.

March 14, 2005

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEET

	December 31,

	2004	2003
(in thousands, except share and per share amounts)
ASSETS
Portfolio at value:
Private finance
Companies more than 25% owned (cost: 2004-$1,389,342; 2003-$755,024)	$1,359,641	$900,317
Companies 5% to 25% owned (cost: 2004-$194,750; 2003-$195,600)	188,902	218,305
Companies less than 5% owned (cost: 2004-$800,828; 2003-$955,507)	753,543	784,050

Total private finance (cost: 2004-$2,384,920; 2003-$1,906,131)	2,302,086	1,902,672
Commercial real estate finance (cost: 2004-$722,612; 2003-$694,929)	711,325	681,927

Total portfolio at value (cost: 2004-$3,107,532; 2003-$2,601,060)	3,013,411	2,584,599

Deposits of proceeds from sales of borrowed Treasury securities	38,226	98,527
Accrued interest and dividends receivable	79,489	53,079
Other assets	72,712	69,498
Cash and cash equivalents	57,160	214,167

Total assets	$3,260,998	$3,019,870

LIABILITIES AND SHAREHOLDERS’ EQUITY
Liabilities:
Notes payable and debentures (maturing within one year: 2004-$169,000; 2003-$221,000)	$1,064,568	$954,200
Revolving line of credit	112,000	—
Obligations to replenish borrowed Treasury securities	38,226	98,525
Accounts payable and other liabilities	66,426	46,568

Total liabilities	1,281,220	1,099,293

Commitments and contingencies

Preferred stock	—	6,000

Shareholders’ equity:
Common stock, $0.0001 par value, 200,000,000 shares authorized; 133,098,807 and 128,117,985 shares issued and outstanding at December 31, 2004 and 2003, respectively	13	13
Additional paid-in capital	2,094,421	1,985,652
Common stock held in deferred compensation trust	(13,503)	—
Notes receivable from sale of common stock	(5,470)	(18,632)
Net unrealized appreciation (depreciation) on portfolio	(107,767)	(39,055)
Undistributed (distributions in excess of) earnings	12,084	(13,401)

Total shareholders’ equity	1,979,778	1,914,577

Total liabilities and shareholders’ equity	$3,260,998	$3,019,870

Net asset value per common share	$14.87	$14.94

The accompanying notes are an integral part of these consolidated financial statements.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENT OF OPERATIONS

	For the Years Ended
	December 31,

	2004	2003	2002
(in thousands, except per share amounts)
Interest and Related Portfolio Income:
Interest and dividends
Companies more than 25% owned	$91,710	$62,563	$40,185
Companies 5% to 25% owned	25,702	25,727	28,629
Companies less than 5% owned	202,230	202,429	195,228

Total interest and dividends	319,642	290,719	264,042
Loan prepayment premiums
Companies more than 25% owned	—	141	—
Companies 5% to 25% owned	765	685	200
Companies less than 5% owned	4,737	7,346	2,576

Total loan prepayment premiums	5,502	8,172	2,776
Fees and other income
Companies more than 25% owned	29,774	18,862	25,344
Companies 5% to 25% owned	1,618	629	1,123
Companies less than 5% owned	10,554	10,847	16,643

Total fees and other income	41,946	30,338	43,110

Total interest and related portfolio income	367,090	329,229	309,928

Expenses:
Interest	75,650	77,233	70,443
Employee	40,728	36,945	33,126
Individual performance award	13,011	—	—
Administrative	34,686	22,387	21,504

Total operating expenses	164,075	136,565	125,073

Net investment income before income taxes	203,015	192,664	184,855
Income tax expense (benefit), including excise tax	2,057	(2,466)	930

Net investment income	200,958	195,130	183,925

Net Realized and Unrealized Gains (Losses)
Net realized gains (losses)
Companies more than 25% owned	86,812	1,302	58,444
Companies 5% to 25% owned	43,818	19,975	866
Companies less than 5% owned	(13,390)	54,070	(14,373)

Total net realized gains	117,240	75,347	44,937
Net change in unrealized appreciation or depreciation	(68,712)	(78,466)	(571)

Total net gains (losses)	48,528	(3,119)	44,366

Net increase in net assets resulting from operations	$249,486	$192,011	$228,291

Basic earnings per common share	$1.92	$1.64	$2.23

Diluted earnings per common share	$1.88	$1.62	$2.20

Weighted average common shares outstanding — basic	129,828	116,747	102,107

Weighted average common shares outstanding — diluted	132,458	118,351	103,574

The accompanying notes are an integral part of these consolidated financial statements.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

	For the Years Ended December 31,

	2004	2003	2002
(in thousands, except per share amounts)
Operations
Net investment income	$200,958	$195,130	$183,925
Net realized gains	117,240	75,347	44,937
Net change in unrealized appreciation or depreciation	(68,712)	(78,466)	(571)

Net increase in net assets resulting from operations	249,486	192,011	228,291

Shareholder distributions
Common stock dividends	(299,326)	(267,838)	(229,935)
Preferred stock dividends	(62)	(210)	(230)

Net decrease in net assets resulting from shareholder distributions	(299,388)	(268,048)	(230,165)

Capital share transactions
Sale of common stock	70,251	422,005	172,847
Issuance of common stock for portfolio investments	3,227	884	—
Issuance of common stock upon the exercise of stock options	32,274	8,571	14,517
Issuance of common stock in lieu of cash distributions	5,836	6,598	6,263
Net decrease in notes receivable from sale of common stock	13,162	6,072	1,324
Purchase of common stock held in deferred compensation trust	(13,503)	—	—
Other	3,856	413	871

Net increase in net assets resulting from capital share transactions	115,103	444,543	195,822

Total increase in net assets	65,201	368,506	193,948
Net assets at beginning of year	1,914,577	1,546,071	1,352,123

Net assets at end of year	$1,979,778	$1,914,577	$1,546,071

Net asset value per common share	$14.87	$14.94	$14.22

Common shares outstanding at end of year	133,099	128,118	108,698

The accompanying notes are an integral part of these consolidated financial statements.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENT OF CASH FLOWS

	For the Years Ended December 31,

	2004	2003	2002
(in thousands)
Cash flows from operating activities
Net increase in net assets resulting from operations	$249,486	$192,011	$228,291
Adjustments
Portfolio investments	(1,472,396)	(930,566)	(506,376)
Principal collections related to investment repayments or sales	909,189	788,328	356,641
Change in accrued or reinvested interest and dividends	(52,193)	(44,952)	(45,809)
Amortization of discounts and fees	(5,235)	(12,514)	(12,931)
Changes in other assets and liabilities	18,716	(9,352)	(7,252)
Depreciation and amortization	1,433	1,638	1,572
Realized gains from the receipt of notes and other securities as consideration from sale of investments	(47,497)	(1,668)	—
Realized losses	150,462	18,958	50,625
Net change in unrealized (appreciation) or depreciation	68,712	78,466	571

Net cash provided by (used in) operating activities	(179,323)	80,349	65,332

Cash flows from financing activities
Sale of common stock	70,251	422,005	172,847
Sale of common stock upon the exercise of stock options	32,274	8,571	12,136
Collections of notes receivable from sale of common stock	13,162	6,072	3,706
Borrowings under notes payable and debentures	340,212	300,000	—
Repayments on notes payable and debentures	(231,000)	(140,000)	(81,856)
Net borrowings under (repayments on) revolving line of credit	112,000	(204,250)	59,500
Redemption of preferred stock	(7,000)	—	—
Purchase of common stock held in deferred compensation trust	(13,687)	—	—
Other financing activities	(3,004)	(5,137)	(727)
Common stock dividends and distributions paid	(290,830)	(264,419)	(220,411)
Preferred stock dividends paid	(62)	(210)	(230)

Net cash provided by (used in) financing activities	22,316	122,632	(55,035)

Net increase (decrease) in cash and cash equivalents	(157,007)	202,981	10,297
Cash and cash equivalents at beginning of year	214,167	11,186	889

Cash and cash equivalents at end of year	$57,160	$214,167	$11,186

The accompanying notes are an integral part of these consolidated financial statements.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENT OF INVESTMENTS

		December 31, 2004
Private Finance
Portfolio Company
(in thousands, except number of shares)	Investment(1)(2)	Principal	Cost	Value

Companies More Than 25% Owned

Acme Paging, L.P.(4)	Loan (6.8%, Due 12/07 – 1/08)(6)	$4,631	$4,631	$—
(Telecommunications)	Equity Interests		13,274	1,230
	Common Stock (4,656 shares)		27	—

Advantage Sales & Marketing, Inc.	Loan (12.0%, Due 9/09)	60,000	59,729	59,729
(Business Services)	Debt Securities (18.5%, Due 12/09)	125,498	125,498	125,498
	Common Stock (18,957,011 shares)		73,472	97,724

Alaris Consulting, LLC	Loan (16.3%, Due 12/05 – 12/07)(6)	23,665	23,724	4,663
(Business Services)	Equity Interests		5,165	—
	Guaranty ($1,100)

American Healthcare Services, Inc.	Loan (1.0%, Due 12/04 – 12/05)(6)	5,200	4,801	4,225
and Affiliates	Guaranty ($640)
(Healthcare Services)

Avborne, Inc.(7)	Loan (25.0%, Due 8/07)	1,092	1,092	1,092
(Business Services)	Preferred Stock (12,500 shares)		14,138	7,320
	Common Stock (27,500 shares)		—	—
	Standby Letter of Credit ($6,978)

Avborne Heavy Maintenance, Inc.(7)	Preferred Stock (1,568 shares)		—	—
(Business Services)	Common Stock (2,750 shares)		—	—

Business Loan Express, LLC	Debt Securities (25.0%, Due 12/08)	44,628	44,615	44,615
(Financial Services)	Class A Equity Interests	53,862	53,862	53,862
	Class B Equity Interests		72,661	98,741
	Class C Equity Interests		109,301	137,988
	Guaranty ($94,633 — See Note 3)
	Standby Letters of Credit ($35,550 — See Note 3)

Callidus Capital Corporation	Loan (4.9%, Due 12/05)	42,213	42,213	42,213
(Financial Services)	Loan (12.0%, Due 12/06)	66	66	66
	Debt Securities (18.0%, Due 10/08)	4,051	4,051	4,051
	Common Stock (10 shares)		1,871	3,600

Fairchild Industrial Products	Loan (8.5%, Due 7/09)	7,038	7,038	7,038
Company	Debt Securities (12.0%, Due 7/09)	3,833	3,833	3,833
(Industrial Products)	Common Stock (1,000 shares)		2,841	2,123

(1) Interest rates represent the weighted average annual stated interest rate on loans and debt securities, which are presented by nature of indebtedness for a single issuer. The maturity dates represent the earliest and the latest maturity dates.
(2) Common stock, preferred stock, warrants, options, and equity interests are generally non-income producing and restricted.
(3) Public company.
(4) Non-U.S. company or principal place of business outside the U.S.
(5) Non-registered investment company.
(6) Loan or debt security is on non-accrual status and therefore is considered non-income producing.
(7) During the third quarter of 2004, Avborne, Inc. transferred certain equity securities in Avborne Heavy Maintenance, Inc. to its lenders, including the Company, in exchange for a reduction in contractual interest on the Company’s loan to Avborne, Inc. Avborne, Inc. and Avborne Heavy Maintenance, Inc. remain affiliated companies.

The accompanying notes are an integral part of these consolidated financial statements.

		December 31, 2004
Private Finance
Portfolio Company
(in thousands, except number of shares)	Investment(1)(2)	Principal	Cost	Value

Financial Pacific Company	Loan (17.4%, Due 2/12 – 8/12)	$68,788	$68,473	$68,473
(Financial Services)	Preferred Stock (9,950 shares)		9,950	10,448
	Common Stock (14,735 shares)		14,819	14,819

ForeSite Towers, LLC	Equity Interests		18,672	21,511
(Tower Leasing)

GAC Investments, Inc.	Loan (10.0%, Due 9/10)(6)	11,000	11,000	7,517
(Broadcasting & Cable)	Common Stock (101 shares)		43,350	—
	Guaranty ($800)
	Standby Letter of Credit ($200)

Global Communications, LLC	Loan (14.2%, Due 12/03 – 12/06)	6,269	6,269	6,269
(Business Services)	Debt Securities (13.0%, Due 9/02 – 9/05)	18,196	18,193	18,193
	Preferred Equity Interest		14,067	14,609
	Options		1,639	2,161

Gordian Group, Inc.	Loan (10.0%, Due 12/08)(6)	9,392	9,439	7,381
(Business Services)	Common Stock (1,000 shares)		5,820	—

HealthASPex, Inc.	Preferred Stock (1,000,000 shares)		700	700
(Business Services)	Preferred Stock (1,451,380 shares)		4,900	1,753
	Common Stock (1,451,380 shares)		4	—

HMT, Inc.	Debt Securities (13.3%, Due 12/08)	10,000	9,314	9,314
(Energy Services)	Preferred Stock (554,052 shares)		2,488	2,537
	Common Stock (300,000 shares)		3,000	3,610
	Warrants		1,155	1,390

Housecall Medical Resources, Inc.	Loan (16.8%, Due 11/07 – 11/09)	15,668	15,610	15,610
(Healthcare Services)	Common Stock (864,000 shares)		86	31,898

Impact Innovations Group, LLC (Business Services)	Equity Interests in Affiliate (See Note 3)		—	772

Insight Pharmaceuticals Corporation	Senior Loan (8.3%, Due 12/07)	66,470	66,115	66,115
(Consumer Products)	Loan (15.0%, Due 12/09)	57,500	57,213	57,213
	Preferred Stock (25,000 shares)		25,000	25,000
	Common Stock (6,200 shares)		6,325	6,325

Jakel, Inc.	Loan (15.5%, Due 3/08)(6)	5,412	5,412	5,412
(Industrial Products)	Debt Securities (15.5%, Due 3/08)(6)	8,330	8,330	8,330
	Preferred Stock (6,460 shares)		6,460	836
	Common Stock (158,061 shares)		9,347	—

Legacy Partners Group, LLC	Loan (14.0%, Due 5/09)(6)	6,647	6,647	6,647
(Financial Services)	Debt Securities (18.0%, Due 5/09)(6)	2,952	2,952	1,896
	Equity Interests		2,729	—

(1) Interest rates represent the weighted average annual stated interest rate on loans and debt securities, which are presented by nature of indebtedness for a single issuer. The maturity dates represent the earliest and the latest maturity dates.
(2) Common stock, preferred stock, warrants, options, and equity interests are generally non-income producing and restricted.
(3) Public company.
(4) Non-U.S. company or principal place of business outside the U.S.
(5) Non-registered investment company.
(6) Loan or debt security is on non-accrual status and therefore is considered non-income producing.

The accompanying notes are an integral part of these consolidated financial statements.

		December 31, 2004
Private Finance
Portfolio Company
(in thousands, except number of shares)	Investment(1)(2)	Principal	Cost	Value

Litterer Beteiligungs-GmbH(4)	Debt Securities (8.0%, Due 3/07)	$715	$715	$715
(Business Services)	Equity Interest		1,756	2,596

Maui Body Works, Inc.	Common Stock (100 shares)		2,500	1,080
(Healthcare Services)

Mercury Air Centers, Inc.	Senior Loan (10.0%, Due 4/09)	20,000	20,000	20,000
(Business Services)	Loan (16.0%, Due 4/09)	34,791	34,613	34,613
	Common Stock (52,796 shares)		31,214	31,214
	Standby Letters of Credit ($1,322)

MVL Group, Inc.	Loan (12.2%, Due 10/07 – 7/09)	16,124	15,656	15,656
(Business Services)	Debt Securities (14.4%, Due 7/09)	18,039	17,526	17,526
	Common Stock (648,661 shares)		643	9,800

Pennsylvania Avenue Investors, L.P. (5)	Equity Interests		1,027	792
(Private Equity Fund)

Powell Plant Farms, Inc.	Loan (15.0%, Due 1/05)	32,040	23,192	23,192
(Consumer Products)	Debt Securities (20.0%, Due 6/03)(6)	19,291	19,224	10,588
	Preferred Stock (1,483 shares)		—	—
	Warrants		—	—

Redox Brands, Inc.	Loan (19.0%, Due 12/07)	3,334	3,325	3,325
(Consumer Products)	Debt Securities (16.0%, Due 3/08)	11,122	10,672	10,672
	Preferred Stock (2,726,444 shares)		7,903	11,664
	Warrants		584	584
	Guaranty ($125)

Staffing Partners Holding	Loan (13.5%, Due 10/06)(6)	1,000	1,000	1,000
Company, Inc.	Debt Securities (13.5%, Due 10/06)(6)	6,084	6,084	6,084
(Business Services)	Preferred Stock (439,600 shares)		4,968	1,961
	Common Stock (69,773 shares)		50	—
	Warrants		10	—

Startec Global Communications	Loan (10.0%, Due 5/07 – 5/09)	16,521	16,521	16,521
Corporation	Common Stock (19,180,000 shares)		37,255	7,800
(Telecommunications)

STS Operating, Inc.	Preferred Stock (6,000,000 shares)		6,346	6,276
(Industrial Products)	Common Stock (3,000,000 shares)		3,177	9,632
	Options		—	—

Total companies more than 25% owned			$1,389,342	$1,359,641

Companies 5% to 25% Owned

Air Evac Lifeteam	Debt Securities (12.6%, Due 7/10)	$40,144	$39,964	$39,964
(Healthcare Services)	Equity Interests		3,000	1,092

(1) Interest rates represent the weighted average annual stated interest rate on loans and debt securities, which are presented by nature of indebtedness for a single issuer. The maturity dates represent the earliest and the latest maturity dates.
(2) Common stock, preferred stock, warrants, options, and equity interests are generally non-income producing and restricted.
(3) Public company.
(4) Non-U.S. company or principal place of business outside the U.S.
(5) Non-registered investment company.
(6) Loan or debt security is on non-accrual status and therefore is considered non-income producing.

The accompanying notes are an integral part of these consolidated financial statements.

		December 31, 2004
Private Finance
Portfolio Company
(in thousands, except number of shares)	Investment(1)(2)	Principal	Cost	Value

Aspen Pet Products, Inc.	Loans (19.0%, Due 6/08)	$18,876	$18,784	$18,784
(Consumer Products)	Preferred Stock (2,709 shares)		2,154	897
	Common Stock (1,400 shares)		140	—
	Warrants		—	—

Becker Underwood, Inc.	Loan (14.5%, Due 8/12)	23,049	22,939	22,939
(Industrial Products)	Common Stock (4,364 shares)		5,000	5,000

Border Foods, Inc.	Loan (13.0%, Due 12/10)	3,000	3,000	3,000
(Consumer Products)	Debt Securities (13.0%, Due 12/10)	10,000	9,510	9,510
	Preferred Stock (50,919 shares)		2,000	2,000
	Common Stock (1,810 shares)		45	—
	Warrants		665	—

The Debt Exchange Inc.	Preferred Stock (921,875 shares)		1,250	1,457
(Business Services)

MasterPlan, Inc.	Loan (12.0%, Due on demand)	959	959	1,204
(Business Services)	Common Stock (1,350 shares)		42	3,300

MedBridge Healthcare, LLC	Loan (5.1%, Due 8/09 – 8/14)	11,311	11,311	11,311
(Healthcare Services)	Convertible Debenture (2.0%, Due 8/14) (6)	3,000	1,015	678

MortgageRamp, Inc.	Common Stock (772,000 shares)		3,860	903
(Business Services)

Nexcel Synthetics, LLC	Loan (14.5%, Due 6/09)	10,248	10,211	10,211
(Consumer Products)	Equity Interests		1,690	687

Packaging Advantage Corporation	Debt Securities (18.5%, Due 4/08)	15,439	14,731	14,731
(Business Services)	Common Stock (232,168 shares)		2,386	1,479
	Warrants		963	597

Pres Air Trol LLC	Debt Securities (12.0%, Due 4/10)	6,350	6,021	6,021
(Industrial Products)	Equity Interests		1,323	900

Progressive International	Loan (16.0%, Due 12/09)	7,253	7,221	7,221
Corporation	Preferred Stock (500 shares)		500	586
(Consumer Products)	Common Stock (197 shares)		13	13
	Warrants		—	—

Soteria Imaging Services, LLC	Loan (12.5%, Due 11/10)	9,500	8,340	8,340
(Healthcare Services)	Equity Interests		2,114	2,114

Universal Environmental Services,	Loan (13.5%, Due 2/09)	12,150	12,099	12,099
LLC	Equity Interests		1,500	1,864
(Business Services)

Total companies 5% to 25% owned			$194,750	$188,902

Companies Less Than 5% Owned

Alderwoods Group, Inc.(3)	Common Stock (357,568 shares)		$5,006	$4,062
(Consumer Services)

(1) Interest rates represent the weighted average annual stated interest rate on loans and debt securities, which are presented by nature of indebtedness for a single issuer. The maturity dates represent the earliest and the latest maturity dates.
(2) Common stock, preferred stock, warrants, options, and equity interests are generally non-income producing and restricted.
(3) Public company.
(4) Non-U.S. company or principal place of business outside the U.S.
(5) Non-registered investment company.
(6) Loan or debt security is on non-accrual status and therefore is considered non-income producing.

The accompanying notes are an integral part of these consolidated financial statements.

		December 31, 2004
Private Finance
Portfolio Company
(in thousands, except number of shares)	Investment(1)(2)	Principal	Cost	Value

American Barbecue & Grill, Inc.	Warrants		$125	$—
(Retail)

Anthony, Inc.	Loan (12.2%, Due 9/11 – 9/12)	$14,524	14,455	14,455
(Industrial Products)

Apogen Technologies, Inc.	Debt Securities (13.0%, Due 1/10)	5,000	4,982	4,982
(Business Services)	Preferred Stock (270,008 shares)		2,700	3,155
	Common Stock (1,256,452 shares)		50	2,295
	Warrants		—	448

Aviation Technologies, Inc.	Loan (17.0%, Due 5/11)	21,130	21,050	21,050
(Industrial Products)

Benchmark Medical, Inc.	Debt Securities (14.0%, Due 12/08)	13,718	13,656	13,656
(Healthcare Services)	Warrants		18	18

Callidus Debt Partners	Preferred Shares (23,600,000 shares)		23,869	23,869
CLO Fund III, LTD (4)
(Senior Debt CLO Fund)

Camden Partners Strategic Fund II, L.P.(5)	Limited Partnership Interest		2,463	3,055
(Private Equity Fund)

Catterton Partners V, L.P.(5)	Limited Partnership Interest		1,589	1,415
(Private Equity Fund)

CBS Personnel Holdings, Inc.	Loan (15.5%, Due 12/09)	20,000	19,905	19,905
(Business Services)

Colibri Holding Corporation	Debt Securities (12.5%, Due 9/08)	3,750	3,511	3,511
(Consumer Products)	Preferred Stock (459 shares)		523	780
	Common Stock (3,362 shares)		1,250	511
	Warrants		290	119

Community Education Centers, Inc.	Loan (15.0%, Due 12/10)	23,394	23,295	23,295
(Education Services)

Component Hardware Group, Inc.	Preferred Stock (18,000 shares)		2,605	2,657
(Industrial Products)	Common Stock (2,000 shares)		200	600

Cooper Natural Resources, Inc.	Debt Securities (0%, Due 11/07)	1,500	1,500	1,500
(Industrial Products)	Preferred Stock (6,316 shares)		1,424	20
	Warrants		830	—

Coverall North America, Inc.	Loan (20.0%, Due 7/08)	15,955	15,918	17,504
(Business Services)	Debt Securities (20.0%, Due 7/08)	8,249	8,229	9,049

CTT Holdings	Loan (0%, Due 3/10)(6)	1,125	1,125	563
(Consumer Products)

DCS Business Services, Inc.	Debt (15.8%, Due 7/10)	21,646	21,559	21,559
(Business Services)	Preferred Stock (478,816 shares)		1,239	3,195

(1) Interest rates represent the weighted average annual stated interest rate on loans and debt securities, which are presented by nature of indebtedness for a single issuer. The maturity dates represent the earliest and the latest maturity dates.
(2) Common stock, preferred stock, warrants, options, and equity interests are generally non-income producing and restricted.
(3) Public company.
(4) Non-U.S. company or principal place of business outside the U.S.
(5) Non-registered investment company.
(6) Loan or debt security is on non-accrual status and therefore is considered non-income producing.

The accompanying notes are an integral part of these consolidated financial statements.

		December 31, 2004
Private Finance
Portfolio Company
(in thousands, except number of shares)	Investment(1)(2)	Principal	Cost	Value

Drilltec Patents & Technologies	Loan (10.0%, Due 8/06)(6)	$10,994	$10,918	$—
Company, Inc.	Debt Securities (15.0%, Due 8/06)(6)	1,500	1,500	—
(Energy Services)

eCentury Capital Partners, L.P.(5)	Limited Partnership Interest		5,024	889
(Private Equity Fund)

EDM Consulting, LLC	Loan (5.3%, Due 12/06)	100	100	100
(Business Services)

Elexis Beta GmbH(4)	Options		426	50
(Industrial Products)

E-Talk Corporation	Preferred Stock (133 shares)		10,009	—
(Business Services)	Common Stock (8,656 shares)		—	—

Frozen Specialties, Inc.	Debt Securities (16.0%, Due 5/08)	11,000	10,637	10,637
(Consumer Products)	Warrants		435	435

Garden Ridge Corporation (Retail)	Debt Securities (12.9%, Due 12/05 – 12/07)(6)	27,271	27,271	12,722
	Preferred Stock (1,130 shares)		1,130	—
	Common Stock (847,800 shares)		613	—

Geotrace Technologies, Inc.	Debt Securities (12.0%, Due 6/09)	18,400	16,296	16,296
(Energy Services)	Warrants		2,350	2,350

Ginsey Industries, Inc.	Loans (12.5%, Due 3/06)	4,505	4,505	4,505
(Consumer Products)	Convertible Debentures (12.5%, Due 3/06)	500	500	663
	Warrants		—	1,737

Grant Broadcasting Systems II	Loan (5.0%, Due 6/09)	2,750	2,750	2,750
(Broadcasting & Cable)

Grotech Partners, VI, L.P.(5)	Limited Partnership Interest		5,574	3,444
(Private Equity Fund)

Haven Eldercare of New England, LLC	Loans (9.3%, Due 10/05)	46,671	46,668	46,668
(Healthcare Services)

The Hillman Companies, Inc.(3)	Loan (13.5%, Due 9/11)	43,024	42,807	42,807
(Consumer Products)

Homax Holdings, Inc.	Debt (12.0%, Due 8/11)	14,000	12,920	12,920
(Consumer Products)	Preferred Stock (89 shares)		89	84
	Common Stock (28 shares)		6	6
	Warrants		1,106	1,371

Icon International, Inc.	Common Stock (25,707 shares)		76	—
(Business Services)

Interline Brands, Inc.(3)	Common Stock (152,371 shares)		2,286	2,600
(Business Services)

(1) Interest rates represent the weighted average annual stated interest rate on loans and debt securities, which are presented by nature of indebtedness for a single issuer. The maturity dates represent the earliest and the latest maturity dates.
(2) Common stock, preferred stock, warrants, options, and equity interests are generally non-income producing and restricted.
(3) Public company.
(4) Non-U.S. company or principal place of business outside the U.S.
(5) Non-registered investment company.
(6) Loan or debt security is on non-accrual status and therefore is considered non-income producing.

The accompanying notes are an integral part of these consolidated financial statements.

		December 31, 2004
Private Finance
Portfolio Company
(in thousands, except number of shares)	Investment(1)(2)	Principal	Cost	Value

International Fiber Corporation	Debt Securities (14.0%, Due 6/12)	$21,114	$21,016	$21,016
(Industrial Products)	Preferred Stock (25,000 shares)		2,500	2,500

MedAssets, Inc.	Preferred Stock (227,865 shares)		2,049	2,726
(Business Services)	Warrants		136	25

Mid-Atlantic Venture Fund IV, L.P. (5)	Limited Partnership Interest		6,600	3,171
(Private Equity Fund)

Mogas Energy, LLC (Energy Services)	Debt Securities (9.5%, Due 3/12 – 4/12)	17,479	15,956	15,956
	Warrants		1,774	2,800

Nobel Learning Communities,	Preferred Stock (1,214,356 shares)		2,764	2,764
Inc.(3)	Warrants		575	308
(Education)

Norstan Apparel Shops, Inc.	Loan (16.0%, Due 12/07)(6)	500	500	500
(Retail)	Debt Securities (17.8%, Due 12/07 – 9/08)(6)	13,588	12,960	2,585
	Common Stock (29,663 shares)		4,750	—
	Warrants		655	—
	Guaranty ($—)

Norwesco, Inc.	Loan (14.0%, Due 12/11)	15,000	14,925	14,925
(Industrial Products)

Novak Biddle Venture Partners III, L.P.(5)	Limited Partnership Interest		979	1,142
(Private Equity Fund)

Oahu Waste Services, Inc.	Stock Appreciation Rights		239	300
(Business Services)

Onyx Television GmbH (4)	Preferred Units		201	—
(Broadcasting & Cable)

Opinion Research Corporation(3)	Loan (13.2%, Due 11/07 – 5/09)	20,625	20,533	20,533
(Business Services)	Warrants		996	480

Oriental Trading Company, Inc.	Common Stock (13,820 shares)		10	5,400
(Consumer Products)

Polaris Pool Systems, Inc.	Debt Securities (12.0%, Due 9/07)	12,500	11,334	12,477
(Consumer Products)	Warrants		1,145	7,396

Pro Mach, Inc.	Loan (13.8%, Due 6/12)	19,000	18,906	18,906
(Industrial Products)	Equity Interests		1,500	1,500

RadioVisa Corporation	Loan (15.5%, Due 12/08)	25,892	25,779	25,779
(Broadcasting & Cable)

Resun Leasing, Inc.	Loan (15.5%, Due 11/07)	30,000	30,000	30,000
(Business Services)

(1) Interest rates represent the weighted average annual stated interest rate on loans and debt securities, which are presented by nature of indebtedness for a single issuer. The maturity dates represent the earliest and the latest maturity dates.
(2) Common stock, preferred stock, warrants, options, and equity interests are generally non-income producing and restricted.
(3) Public company.
(4) Non-U.S. company or principal place of business outside the U.S.
(5) Non-registered investment company.
(6) Loan or debt security is on non-accrual status and therefore is considered non-income producing.

The accompanying notes are an integral part of these consolidated financial statements.

		December 31, 2004
Private Finance
Portfolio Company
(in thousands, except number of shares)	Investment(1)(2)	Principal	Cost	Value

S.B. Restaurant Company	Debt Securities (15.0%, Due 11/08)	$15,215	$14,667	$14,667
(Retail)	Preferred Stock (54,125 shares)		135	135
	Warrants		619	619

SBBUT, LLC	Equity Interests		85	85
(Consumer Products)

Soff-Cut Holdings, Inc.	Preferred Stock (300 shares)		300	—
(Industrial Products)	Common Stock (2,000 shares)		200	—

SPP Mezzanine Fund, L.P.(5)	Limited Partnership Interest		1,663	1,543
(Private Equity Fund)

SunStates Refrigerated Services,	Loan (7.8%, Due 1/05)(6)	450	450	180
Inc.
(Warehouse Facilities)

United Site Services, Inc.	Loan (12.2%, Due 6/10 – 12/10)	53,731	53,446	53,446
(Business Services)	Common Stock (160,588 shares)		1,000	1,000

Universal Tax Systems, Inc.	Loan (14.5%, Due 7/11)	18,592	18,506	18,506
(Business Services)

Updata Venture Partners II, L.P.(5)	Limited Partnership Interest		4,375	4,322
(Private Equity Fund)

U.S. Security Holdings, Inc.	Warrants		826	2,400
(Business Services)

Venturehouse-Cibernet Investors, LLC	Equity Interest		34	34
(Business Services)

Venturehouse Group, LLC(5)	Equity Interest		598	415
(Private Equity Fund)

VICORP Restaurants, Inc.(3)	Warrants		33	504
(Retail)

Walker Investment Fund II, LLLP(5)	Limited Partnership Interest		1,330	378
(Private Equity Fund)

Wear Me Apparel Corporation	Debt Securities (15.0%, Due 12/10)	50,000	48,777	48,777
(Consumer Products)	Warrants		1,219	1,219

Weston Solutions, Inc.	Loan (17.3%, Due 6/10)	7,350	7,322	7,322
(Business Services)

Wilshire Restaurant Group, Inc.	Debt Securities (20.0%, Due 6/07)(6)	19,107	18,566	15,636
(Retail)	Warrants		735	—

Wilton Industries, Inc.	Loan (19.3%, Due 6/08)	7,200	7,200	7,200
(Consumer Products)

Woodstream Corporation	Loan (14.0%, Due 11/10)	257	256	256
(Consumer Products)	Debt Securities (14.0%, Due 11/10)	17,520	16,929	16,929
	Common Stock (180 shares)		1,800	2,639
	Warrants		587	861

(1) Interest rates represent the weighted average annual stated interest rate on loans and debt securities, which are presented by nature of indebtedness for a single issuer. The maturity dates represent the earliest and the latest maturity dates.
(2) Common stock, preferred stock, warrants, options, and equity interests are generally non-income producing and restricted.
(3) Public company.
(4) Non-U.S. company or principal place of business outside the U.S.
(5) Non-registered investment company.
(6) Loan or debt security is on non-accrual status and therefore is considered non-income producing.

The accompanying notes are an integral part of these consolidated financial statements.

Private Finance
Portfolio Company		December 31, 2004
(in thousands, except number of shares
and number of portfolio companies)	Investment(1)(2)	Principal	Cost	Value

Other companies	Other investments(6)	$228	$228	$228
	Other investments	791	798	791
	Guaranty ($226)

Total companies less than 5% owned			$800,828	$753,543

Total private finance (116 portfolio companies)			$2,384,920	$2,302,086

(1) Interest rates represent the weighted average annual stated interest rate on loans and debt securities, which are presented by nature of indebtedness for a single issuer. The maturity dates represent the earliest and the latest maturity dates.
(2) Common stock, preferred stock, warrants, options, and equity interests are generally non-income producing and restricted.
(3) Public company.
(4) Non-U.S. company or principal place of business outside the U.S.
(5) Non-registered investment company.
(6) Loan or debt security is on non-accrual status and therefore is considered non-income producing.

The accompanying notes are an integral part of these consolidated financial statements.

		December 31, 2004
	Stated
	Interest	Face	Cost	Value

Commercial Real Estate Finance
(in thousands, except number of issuances)
Commercial Mortgage-Backed Securities
Mortgage Capital Funding, Series 1998-MC3	5.5%	$51,105	$35,635	$31,332
Morgan Stanley Capital I, Series 1999-RM1	6.4%	27,936	9,169	9,169
COMM 1999-1	5.7%	50,032	28,192	27,399
Morgan Stanley Capital I, Series 1999-FNV1	6.1%	20,168	10,603	7,575
DLJ Commercial Mortgage Trust 1999-CG2	6.1%	39,165	13,344	13,789
Commercial Mortgage Acceptance Corp., Series 1999-C1	6.8%	18,173	4,685	4,685
LB Commercial Mortgage Trust, Series 1999-C2	6.7%	11,151	1,581	1,748
Chase Commercial Mortgage Securities Corp., Series 1999-2	6.5%	20,576	5,137	9,191
FUNB CMT, Series 1999-C4	6.5%	18,587	7,700	6,866
Heller Financial, HFCMC Series 2000 PH-1	6.6%	23,536	8,433	8,528
SBMS VII, Inc., Series 2000-NL1	7.2%	8,122	4,388	3,474
DLJ Commercial Mortgage Trust, Series 2000-CF1	7.0%	24,793	11,271	10,128
Deutsche Bank Alex. Brown, Series Comm 2000-C1	6.9%	12,290	3,693	2,511
LB-UBS Commercial Mortgage Trust, Series 2000-C4	6.9%	13,841	3,421	1,704
Credit Suisse First Boston Mortgage Securities Corp., Series 2001-CK1	5.9%	16,861	4,147	5,010
JP Morgan-CIBC-Deutsche 2001	5.8%	20,528	6,884	5,920
Lehman Brothers-UBS Warburg 2001-C2	6.4%	22,203	6,433	8,935
SBMS VII, Inc., Series 2001-C1	6.1%	10,637	2,564	1,651
GE Capital Commercial Mortgage Securities Corp., Series 2001-2	6.1%	18,446	6,766	6,766
Credit Suisse First Boston Mortgage Securities Corp., Series 2001-CKN5	5.2%	16,881	5,416	3,468
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2001-C1	5.6%	21,141	5,786	5,786
SBMS VII, Inc., Series 2001-C2	6.2%	21,735	5,743	5,743
FUNB CMT, Series 2002-C1	6.0%	18,087	7,288	6,625
GE Capital Commercial Mortgage Corp., Series 2002-1	6.2%	25,965	7,163	7,163
GMAC Commercial Mortgage Securities, Inc., Series 2002-C2	5.8%	23,053	7,601	7,601
GE Capital Commercial Mortgage Corp., Series 2002-3	5.1%	27,796	6,326	6,326
Morgan Stanley Dean Witter Capital I Trust 2002-IQ3	6.0%	12,508	1,819	1,819
LB-UBS Commercial Mortgage Trust 2003-C1	4.6%	23,999	3,953	3,953
GS Mortgage Securities Corporation II Series 2003-C1	4.7%	20,147	5,553	5,553
Credit Suisse First Boston Mortgage Securities Corp., Series 2003-CK2	4.9%	32,170	12,399	12,837
COMM 2003-LNB1	4.4%	20,094	3,281	3,281
Wachovia Bank Commercial Mortgage Trust, Series 2003-C5	4.3%	34,527	8,086	8,086
GMAC Commercial Mortgage Securities, Inc., Series 2003-C2	5.5%	30,654	6,662	6,662
Wachovia Bank Commercial Mortgage Trust, Series 2003-C9	5.3%	28,737	8,933	8,933
GE Commercial Mortgage Corporation, Series 2004-C1	5.0%	27,083	7,179	7,179
LB-UBS Commercial Mortgage Trust 2004-C1	4.9%	21,365	5,836	5,836
MezzCapp Commercial Mortgage Trust, Series 2004-C1	10.0%	1,990	816	816
COMM 2004-LNB3	5.3%	26,708	9,658	9,658
GMAC Commercial Mortgage Securities, Inc. Series 2004-C1	5.3%	23,035	10,616	10,646
GS Mortgage Securities Corporation II, Series 2004-C1	4.6%	20,076	8,224	8,224
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2004-LN2	5.3%	29,590	9,372	9,372
Wachovia Bank Commercial Mortgage Trust, Series 2004-C14	5.3%	21,947	5,305	5,305
COMM 2004-LNB4	4.7%	43,033	20,888	21,191
Credit Suisse First Boston Mortgage Security Corp., Series 2004-C5	4.7%	12,125	9,445	9,466
ACGS, 2004-1	5.4%	9,292	9,218	9,197
ACGS, 2004-1, LLC Interests (See Note 3)		21,800	16,698	16,698

Total commercial mortgage-backed securities (45 issuances)		$1,043,688	$383,310	$373,805

The accompanying notes are an integral part of these consolidated financial statements.

	December 31, 2004

	Cost	Value

Commercial Real Estate Finance
(in thousands, except number of loans)
Collateralized Debt Obligations
Crest 2001-1, Ltd.(4)	$22,032	$22,032
Crest 2002-1, Ltd.(4)	24,487	24,487
Crest 2002-IG, Ltd.(4)	4,119	4,119
Crest Clarendon Street 2002-1, Ltd.(4)	974	974
Crest 2003-1, Ltd.(4)	93,754	93,754
Crest 2003-2, Ltd.(4)	27,164	27,164
TIAA Real Estate CDO 2003-1, Ltd.(4)	986	986
Crest Exeter Street Solar 2004-1, Ltd.(4)	1,818	1,818
Fairfield Street Solar 2004-1, Ltd.(4)	5,956	5,939
Crest 2004-1, Ltd.(4)	31,300	31,300

Total collateralized debt obligations (10 issuances)	$212,590	$212,573

	Interest	Number of
	Rate Ranges	Loans

Commercial Mortgage Loans
	Up to 6.99%	13	$31,167	$29,567
	7.00%–8.99%	14	30,169	30,169
	9.00%–10.99%	4	19,129	19,129
	11.00%–12.99%	3	4,484	1,753
	13.00%–14.99%	3	10,454	10,468
	15.00% and above	2	3,970	3,970

Total commercial mortgage loans(6)		39	$99,373	$95,056

Real Estate Owned			$16,170	$16,871

Equity Interests(2)
Companies more than 25% owned (Guarantees — $2,681)			$11,169	$10,474
Companies less than 5% owned			—	2,546

Total equity interests			$11,169	$13,020

Total commercial real estate finance			$722,612	$711,325

Total portfolio			$3,107,532	$3,013,411

(1) Interest rates represent the weighted average annual stated interest rate on loans and debt securities, which are presented by nature of indebtedness for a single issuer. The maturity dates represent the earliest and the latest maturity dates.
(2) Common stock, preferred stock, warrants, options, and equity interests are generally non-income producing and restricted.
(3) Public company.
(4) Non-U.S. company or principal place of business outside the U.S.
(5) Non-registered investment company.
(6) Commercial mortgage loans totaling $18.0 million were on non-accrual status and therefore were considered non-income producing.

The accompanying notes are an integral part of these consolidated financial statements.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 1. Organization

      Allied Capital Corporation, a Maryland corporation, is a closed-end management investment company that has elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940 (“1940 Act”). Allied Capital Corporation (“ACC”) has a subsidiary that has also elected to be regulated as a BDC, Allied Investment Corporation (“Allied Investment”), which is licensed under the Small Business Investment Act of 1958 as a Small Business Investment Company (“SBIC”). In addition, ACC has a real estate investment trust subsidiary, Allied Capital REIT, Inc. (“Allied REIT”), and several subsidiaries which are single member limited liability companies established primarily to hold real estate properties. ACC also has a subsidiary, A.C. Corporation (“AC Corp”), that provides diligence and structuring services on private finance and commercial real estate finance transactions, as well as structuring, transaction, management and advisory services to the Company, its portfolio companies and other third parties.

      Allied Capital Corporation and its subsidiaries, collectively, are referred to as the “Company.”

      In accordance with specific rules prescribed for investment companies, subsidiaries hold investments on behalf of the Company or provide substantial services to the Company. Portfolio investments are held for purposes of deriving investment income and future capital gains. The Company consolidates the results of its subsidiaries for financial reporting purposes. The financial results of the Company’s portfolio investments are not consolidated in the Company’s financial statements.

      The investment objective of the Company is to achieve current income and capital gains. In order to achieve this objective, the Company has invested in companies in a variety of industries, non-investment grade commercial mortgage-backed securities (“CMBS”) and collateralized debt obligation bonds and preferred shares (“CDOs”).

Note 2. Summary of Significant Accounting Policies

Basis of Presentation

      The consolidated financial statements include the accounts of ACC and its subsidiaries. All intercompany accounts and transactions have been eliminated in consolidation. Certain reclassifications have been made to the 2003 and 2002 balances to conform with the 2004 financial statement presentation.

      The private finance portfolio and the interest and related portfolio income and net realized gains (losses) on the private finance portfolio are presented in three categories: companies more than 25% owned, which represent portfolio companies where the Company directly or indirectly owns more than 25% of the outstanding voting securities of such portfolio company and, therefore, are deemed controlled by the Company under the 1940 Act; companies owned 5% to 25%, which represent portfolio companies where the Company directly or indirectly owns 5% to 25% of the outstanding voting securities of such portfolio company or where the Company holds one or more seats on the portfolio company’s board of directors and, therefore, are deemed to be an affiliated person under the 1940 Act; and companies less than 5% owned which represent portfolio companies where the Company directly or indirectly owns less than 5% of the outstanding voting

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Note 2. Summary of Significant Accounting Policies, continued

securities of such portfolio company and where the Company has no other affiliations with such portfolio company. The interest and related portfolio income and net realized gains (losses) from the commercial real estate finance portfolio and other sources are included in the companies less than 5% owned category on the consolidated statement of operations.

      In the ordinary course of business, the Company enters into transactions with portfolio companies in the more than 25% owned and the 5% to 25% owned categories that may be considered related party transactions.

Valuation of Portfolio Investments

      The Company, as a BDC, invests in illiquid securities including debt and equity securities of companies, non-investment grade CMBS, and the bonds and preferred shares of CDOs. The Company’s investments are generally subject to restrictions on resale and generally have no established trading market. The Company values substantially all of its investments at fair value as determined in good faith by the Board of Directors in accordance with the Company’s valuation policy. The Company determines fair value to be the amount for which an investment could be exchanged in an orderly disposition over a reasonable period of time between willing parties other than in a forced or liquidation sale. The Company’s valuation policy considers the fact that no ready market exists for substantially all of the securities in which it invests. The Company’s valuation policy is intended to provide a consistent basis for determining the fair value of the portfolio. The Company will record unrealized depreciation on investments when it believes that an investment has become impaired, including where collection of a loan or realization of an equity security is doubtful, or when the enterprise value of the portfolio company does not currently support the cost of the Company’s debt or equity investments. Enterprise value means the entire value of the company to a potential buyer, including the sum of the values of debt and equity securities used to capitalize the enterprise at a point in time. The Company will record unrealized appreciation if it believes that the underlying portfolio company has appreciated in value and, therefore, the Company’s equity security has also appreciated in value. The value of investments in publicly traded securities is determined using quoted market prices discounted for restrictions on resale, if any.

Loans and Debt Securities

      For loans and debt securities, fair value generally approximates cost unless the borrower’s enterprise value, overall financial condition or other factors lead to a determination of fair value at a different amount.

      When the Company receives nominal cost warrants or free equity securities (“nominal cost equity”), the Company allocates its cost basis in its investment between its debt securities and its nominal cost equity at the time of origination. At that time, the original issue discount basis of the nominal cost equity is recorded by increasing the cost basis in the equity and decreasing the cost basis in the related debt securities.

      Interest income is recorded on an accrual basis to the extent that such amounts are expected to be collected. For loans and debt securities with contractual payment-in-kind interest, which represents contractual interest accrued and added to the loan balance that

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Note 2. Summary of Significant Accounting Policies, continued

generally becomes due at maturity, the Company will not accrue payment-in-kind interest if the portfolio company valuation indicates that the payment-in-kind interest is not collectible. Interest on loans and debt securities is not accrued if the Company has doubt about interest collection. Loans in workout status that are classified as Grade 4 or 5 assets under the Company’s internal grading system do not accrue interest. In addition, interest may not accrue on loans or debt securities to portfolio companies that are more than 50% owned by the Company depending on such company’s working capital needs. Loan origination fees, original issue discount, and market discount are capitalized and then amortized into interest income using the effective interest method. Upon the prepayment of a loan or debt security, any unamortized loan origination fees are recorded as interest income and any unamortized original issue discount or market discount is recorded as a realized gain. Prepayment premiums are recorded on loans and debt securities when received.

      The weighted average yield on loans and debt securities is computed as the (a) annual stated interest plus the annual amortization of loan origination fees, original issue discount, and market discount on accruing loans and debt securities less the annual amortization of loan origination costs, divided by (b) total loans and debt securities at value. The weighted average yield is computed as of the balance sheet date.

Equity Securities

      The Company’s equity interests in portfolio companies for which there is no liquid public market are valued at fair value based on the enterprise value of the portfolio company, which is determined using various factors, including cash flow from operations of the portfolio company and other pertinent factors, such as recent offers to purchase a portfolio company, recent transactions involving the purchase or sale of the portfolio company’s equity securities, or other liquidation events. The determined equity values are generally discounted to account for restrictions on resale and minority ownership positions.

      The value of the Company’s equity interests in public companies for which market quotations are readily available is based on the closing public market price on the balance sheet date. Securities that carry certain restrictions on sale are typically valued at a discount from the public market value of the security.

      Dividend income is recorded on preferred equity securities on an accrual basis to the extent that such amounts are expected to be collected, and on common equity securities on the record date for private companies or on the ex-dividend date for publicly traded companies.

Commercial Mortgage-Backed Securities (“CMBS”) and Collateralized Debt Obligations (“CDO”)

      CMBS bonds and CDO bonds and preferred shares are carried at fair value, which is based on a discounted cash flow model that utilizes prepayment and loss assumptions based on historical experience and projected performance, economic factors, the characteristics of the underlying cash flow, and comparable yields for similar CMBS bonds and CDO bonds and preferred shares, when available. The Company recognizes unrealized

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Note 2. Summary of Significant Accounting Policies, continued

appreciation or depreciation on its CMBS bonds and CDO bonds and preferred shares as comparable yields in the market change and/or based on changes in estimated cash flows resulting from changes in prepayment or loss assumptions in the underlying collateral pool.

      The Company recognizes income from the amortization of original issue discount using the effective interest method, using the anticipated yield over the projected life of the investment. Yields are revised when there are changes in actual and estimated prepayment speeds or actual and estimated credit losses. Changes in estimated yield are recognized as an adjustment to the estimated yield over the remaining life of the CMBS bonds and CDO bonds and preferred shares from the date the estimated yield is changed.

Net Realized Gains or Losses and Net Change in Unrealized Appreciation or Depreciation

      Realized gains or losses are measured by the difference between the net proceeds from the repayment or sale and the cost basis of the investment without regard to unrealized appreciation or depreciation previously recognized, and include investments charged off during the year, net of recoveries. Net change in unrealized appreciation or depreciation reflects the change in portfolio investment values during the reporting period, including the reversal of previously recorded unrealized appreciation or depreciation when gains or losses are realized.

Fee Income

      Fee income includes fees for guarantees and services rendered by the Company to portfolio companies and other third parties such as diligence, structuring, transaction services, management services, and other advisory services. Guaranty fees are recognized as income over the related period of the guaranty. Diligence, structuring, and transaction services fees are generally recognized as income when services are rendered or when the related transactions are completed. Management and other advisory services fees are generally recognized as income as the services are rendered.

Guarantees

      The Company accounts for guarantees under FASB Interpretation No. 45, Guarantor’s Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others (the “Interpretation”). In accordance with the Interpretation, guarantees meeting the characteristics described in the Interpretation, and issued or modified after December 31, 2002, are recognized at fair value at inception. However, certain guarantees are excluded from the initial recognition provisions of the Interpretation. See Note 5 for disclosures related to the Company’s guarantees.

Financing Costs

      Debt financing costs are based on actual costs incurred in obtaining debt financing and are deferred and amortized as part of interest expense over the term of the related debt instrument. Costs associated with the issuance of common stock, such as underwriting,

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Note 2. Summary of Significant Accounting Policies, continued

accounting and legal fees, and printing costs are recorded as a reduction to the proceeds from the sale of common stock.

Cash and Cash Equivalents

      Cash and cash equivalents include cash in banks and all highly liquid investments with original maturities of three months or less.

Dividends to Shareholders

      Dividends to shareholders are recorded on the record date.

Stock Compensation Plans

      The Company has a stock-based employee compensation plan, which is described more fully in Note 10. The Company accounts for this plan under the recognition and measurement principles of APB Opinion No. 25, Accounting for Stock Issued to Employees, and related interpretations. No stock-based employee compensation cost is reflected in net increase in net assets resulting from operations, as all options granted under this plan had an exercise price equal to the market value of the underlying common stock on the date of grant. The following table illustrates the effect on net increase in net assets resulting from operations and earnings per share if the Company had applied the fair value recognition provisions of FASB Statement No. 123, Accounting for Stock-Based Compensation, to stock-based employee compensation for the years ended December 31, 2004, 2003, and 2002.

	2004	2003	2002
(in thousands, except per share amounts)
Net increase in net assets resulting from operations as reported	$249,486	$192,011	$228,291
Less total stock-based employee compensation expense determined under fair value based method for all awards, net of related tax effects	(16,908)	(12,294)	(6,863)

Pro forma net increase in net assets resulting from operations	232,578	179,717	221,428
Less preferred stock dividends	(62)	(210)	(230)

Pro forma net income available to common shareholders	$232,516	$179,507	$221,198

Basic earnings per common share:
As reported	$1.92	$1.64	$2.23
Pro forma	$1.79	$1.54	$2.17
Diluted earnings per common share:
As reported	$1.88	$1.62	$2.20
Pro forma	$1.76	$1.52	$2.14

      Pro forma expenses are based on the underlying value of the options granted by the Company. The fair value of each option grant is estimated on the date of grant using the Black-Scholes option pricing model and expensed over the vesting period. The following

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Note 2. Summary of Significant Accounting Policies, continued

weighted average assumptions were used to calculate the fair value of options granted during the years ended December 31, 2004, 2003, and 2002:

	2004	2003	2002

Risk-free interest rate	2.9%	2.8%	3.2%
Expected life	5.0	5.0	5.0
Expected volatility	37.0%	38.4%	39.7%
Dividend yield	8.8%	8.9%	8.5%
Weighted average fair value per option	$4.17	$3.47	$3.78

Federal and State Income Taxes

      The Company intends to comply with the requirements of the Internal Revenue Code (“Code”) that are applicable to regulated investment companies (“RIC”) and real estate investment trusts (“REIT”). The Company and its subsidiaries that qualify as a RIC or a REIT intend to distribute or retain through a deemed distribution all of their annual taxable income to shareholders; therefore, the Company has made no provision for federal income taxes for these entities. AC Corp is a corporation subject to federal and state income taxes and records a benefit or expense for income taxes as appropriate.

Per Share Information

      Basic earnings per common share is calculated using the weighted average number of common shares outstanding for the period presented. Diluted earnings per common share reflects the potential dilution that could occur if options to issue common stock were exercised into common stock. Earnings per share is computed after subtracting dividends on preferred shares.

Use of Estimates in the Preparation of Financial Statements

      The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from these estimates.

      The consolidated financial statements include portfolio investments at value of $3.0 billion and $2.6 billion at December 31, 2004 and 2003, respectively. At December 31, 2004 and 2003, 92% and 85%, respectively, of the Company’s total assets represented portfolio investments whose fair values have been determined by the Board of Directors in good faith in the absence of readily available market values. Because of the inherent uncertainty of valuation, the Board of Directors’ determined values may differ significantly from the values that would have been used had a ready market existed for the investments, and the differences could be material.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Note 2. Summary of Significant Accounting Policies, continued

Recent Accounting Pronouncements

      In January 2003, the FASB issued Interpretation No. 46 (“FIN 46”), Consolidation of Variable Interest Entities, which provides new guidance on the consolidation of certain entities defined as variable interest entities. FIN 46 specifies that any enterprise subject to SEC Regulation S-X Rule 6-03(c)(1) shall not consolidate any entity that is not also subject to the same rule. The Company is subject to Rule 6-03(c)(1), therefore FIN 46 does not apply to its portfolio investments. The Company has adopted FIN 46 and the adoption had no effect on the Company’s financial position or results of operations.

      In December 2004, the FASB issued Statement No. 123 (Revised 2004), Share-Based Payment, (the “Statement”) which requires companies to recognize the grant-date fair value of stock options and other equity-based compensation issued to employees in the income statement. The Statement expresses no preference for a type of valuation model and is effective for most public companies’ interim or annual periods beginning after June 15, 2005. The scope of the Statement includes a wide range of share-based compensation arrangements including share options, restricted share plans, performance-based awards, share appreciation rights, and employee share purchase plans. The Statement replaces FASB Statement No. 123, Accounting for Stock-Based Compensation, and supersedes APB Opinion No. 25, Accounting for Stock Issued to Employees. The Company is currently evaluating the effects of the Statement on its financial position and results of operations with respect to the selection of a valuation model. See the Company’s current disclosure under APB Opinion No. 25 above.

Note 3. Portfolio

Private Finance

      At December 31, 2004 and 2003, the private finance portfolio consisted of the following:

	2004			2003

	Cost	Value	Yield(1)	Cost	Value	Yield(1)
($ in thousands)
Loans and debt securities(2)	$1,679,855	$1,602,869	13.9%	$1,406,052	$1,214,886	15.0%
Equity interests	705,065	699,217		500,079	687,786

Total	$2,384,920	$2,302,086		$1,906,131	$1,902,672

(1)	The weighted average yield on loans and debt securities is computed as the (a) annual stated interest plus the annual amortization of loan origination fees, original issue discount, and market discount on accruing loans and debt securities less the annual amortization of loan origination costs, divided by (b) total loans and debt securities at value. At December 31, 2004 and 2003, the cost and value of loans and debt securities include the Class A equity interests in BLX and the guaranteed dividend yield on these equity interests is included in interest income. The weighted average yield is computed as of the balance sheet date.

(2)	The principal balance outstanding on loans and debt securities was $1.7 billion and $1.4 billion at December 31, 2004 and 2003, respectively. The difference between principal and cost is represented by unamortized loan origination fees and costs, original issue discounts, and market discounts totaling $29.8 million and $40.8 million at December 31, 2004 and 2003, respectively.

     The Company’s private finance investment activity principally involves providing financing through privately negotiated long-term debt and equity investments. The Company’s private finance investments are generally issued by private companies and are

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

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Note 3. Portfolio, continued

generally illiquid and subject to restrictions on resale. Private finance investments are generally structured as loans and debt securities that carry a relatively high fixed rate of interest, which may be combined with equity features, such as conversion privileges, or warrants or options to purchase a portion of the portfolio company’s equity at a pre-determined strike price, which is generally a nominal price for warrants or options in a private company. The annual stated interest rate is only one factor in pricing the investment relative to our rights and priority in the portfolio company’s capital structure, and will vary depending on many factors, including if the Company has received nominal cost equity or other components of investment return, such as loan origination fees or market discount. The stated interest rate may include some component of contractual payment-in-kind interest, which represents contractual interest accrued and added to the loan balance that generally becomes due at maturity. At December 31, 2004 and 2003, approximately 94% and 97%, respectively, of the Company’s loans and debt securities had fixed interest rates.

      Loans and debt securities generally have a maturity of five to ten years, with interest-only payments in the early years and payments of both principal and interest in the later years, although debt maturities and principal amortization schedules vary.

      Equity interests consist primarily of securities issued by private companies and may be subject to restrictions on their resale and are generally illiquid. The Company may incur closing costs associated with making control investments, which will be added to the cost basis of the Company’s equity investment. Equity securities generally do not produce a current return, but are held with the potential for investment appreciation and ultimate gain on sale.

      The Company’s largest investments at December 31, 2004, were in Business Loan Express, LLC and Advantage Sales & Marketing, Inc. The Company’s largest investments at December 31, 2003, were in Business Loan Express, LLC and The Hillman Companies, Inc. The Company’s investment in Hillman Companies, Inc. was sold on March 31, 2004.

      At December 31, 2004 and 2003, the Company had an investment at cost and value totaling $280.4 million and $335.2 million and $255.1 million and $342.2 million, respectively, in Business Loan Express, LLC (“BLX”), a small business lender that participates in the U.S. Small Business Administration’s 7(a) Guaranteed Loan Program. At December 31, 2004 and 2003, the Company owned 94.9% of the voting Class C equity interests. BLX has an equity appreciation rights plan for management which will dilute the value available to the Class C equity interest holders. BLX is headquartered in New York, NY.

      During the year ended December 31, 2004, the Company provided BLX a new $20 million revolving credit facility for working capital. At December 31, 2004, there were no amounts outstanding under this facility.

      BLX completed its corporate reorganization to a limited liability company during the first quarter of 2003 by merging BLX, Inc. into BLX, LLC. Prior to this transaction, BLX converted $43 million of the Company’s subordinated debt to preferred stock in BLX, Inc., which was exchanged upon the merger for Class A equity interests of BLX, LLC. In addition, as part of the merger, the Company exchanged its existing preferred stock and

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Note 3. Portfolio, continued

common equity investments in BLX, Inc. for similar classes of members’ equity in BLX, LLC represented by Class B and Class C equity interests, respectively.

      As a limited liability company, BLX’s taxable income flows through directly to its members. BLX’s annual taxable income generally differs from its book income for the fiscal year due to temporary and permanent differences in the recognition of income and expenses. The Company holds all of BLX’s Class A and Class B interests, and 94.9% of the Class C interests. BLX’s taxable income is first allocated to the Class A interests to the extent that dividends are paid in cash or in kind on such interests, with the remainder being allocated to the Class B and Class C interests. BLX declares dividends on its Class B interests based on an estimate of its annual taxable income allocable to such interests.

      Total interest and related portfolio income earned from the Company’s investment in BLX for the years ended December 31, 2004, 2003, and 2002, was $50.0 million, $46.7 million, and $40.2 million, respectively, which included interest income on the subordinated debt and Class A equity interests of $23.2 million, $21.9 million, and $20.7 million, respectively, dividend income on Class B interests of $14.8 million, $7.8 million, and $0, respectively, loan prepayment premiums of $0, $0.1 million, and $0, respectively, and fees and other income of $12.0 million, $16.9 million, and $19.5 million, respectively. Interest and dividend income from BLX for the years ended December 31, 2004, 2003, and 2002, included interest and dividend income of $25.4 million, $17.5 million, and $9.5 million, respectively, which was paid in kind. The interest and dividends paid in kind were paid to the Company through the issuance of additional debt or equity interests.

      Net change in unrealized appreciation or depreciation for the year ended December 31, 2004, includes a net decrease in unrealized appreciation of $32.3 million on the Company’s investment in BLX. Net change in unrealized appreciation or depreciation for the years ended December 31, 2003 and 2002, include $51.7 million and $19.9 million, respectively, of unrealized appreciation related to BLX.

      At the time of the corporate reorganization of BLX, Inc. from a C corporation to a limited liability company in 2003, for tax purposes BLX had a “built-in gain” representing the aggregate fair market value of its assets in excess of the tax basis of its assets. As a RIC, the Company will be subject to special built-in gain rules on the assets of BLX. Under these rules, taxes will be payable by the Company at the time and to the extent that the built-in gains on BLX’s assets at the date of reorganization are recognized in a taxable disposition of such assets in the 10-year period following the date of the reorganization. At such time, the built-in gains realized upon the disposition of these assets will be included in the Company’s taxable income, net of the corporate level taxes paid by the Company on the built-in gains. However, if these assets are disposed of after the 10-year period, there will be no corporate level taxes on these built-in gains.

      While the Company has no obligation to pay the built-in gains tax until these assets are disposed of in the future, it may be necessary to record a liability for these taxes in the future should the Company intend to sell the assets of BLX within the 10-year period. The Company estimates that its future tax liability resulting from the built-in gains at the date

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Note 3. Portfolio, continued

of BLX’s reorganization may total up to $40 million. At December 31, 2004 and 2003, the Company considered the increase in fair value of its investment in BLX due to BLX’s tax attributes as an LLC and has also considered the reduction in fair value of its investment due to these estimated built-in gain taxes in determining the fair value of its investment in BLX.

      As the controlling equity owner of BLX, the Company has provided an unconditional guaranty to the BLX credit facility lenders in an amount equal to 50% of the total obligations (consisting of principal, letters of credit issued under the facility, accrued interest, and other fees) on BLX’s three-year $275.0 million revolving credit facility, which includes a sub-facility for the issuance of letters of credit for up to a total of $50.0 million. The facility matures in January 2007. The amount guaranteed by the Company at December 31, 2004, was $94.6 million. This guaranty can be called by the lenders only in the event of a default by BLX. BLX was in compliance with the terms of its credit facility at December 31, 2004. At December 31, 2004, the Company had also provided four standby letters of credit totaling $35.6 million in connection with four term securitization transactions completed by BLX. In consideration for providing the guaranty and the standby letters of credit, BLX paid the Company fees of $6.0 million, $4.1 million, and $3.1 million for the years ended December 31, 2004, 2003, and 2002, respectively.

      In June 2004, the Company completed the purchase of a majority ownership in Advantage Sales & Marketing, Inc. (“Advantage”). At December 31, 2004, the Company’s investment totaled $258.7 million at cost and $283.0 million at value. Advantage is a leading sales and marketing agency providing outsourced sales, merchandising, and marketing services to the consumer packaged goods industry. Advantage has offices across the United States and is headquartered in Irvine, CA.

      At the closing of the transaction, the Company invested $90.2 million in loans and subordinated debt and $73.5 million in common stock. In addition, prior to completing the purchase, the Company had invested $93.7 million in subordinated debt in certain predecessor companies of Advantage, of which $63.5 million was invested in the first and second quarters of 2004. This existing debt was exchanged for new subordinated debt in Advantage as part of the transaction.

      Total interest and related portfolio income earned from the Company’s investment in Advantage for the year ended December 31, 2004, (since and including June 30, 2004), was $21.3 million, which includes interest income of $15.5 million and fees and other income of $5.8 million. Net change in unrealized appreciation or depreciation for the year ended December 31, 2004, includes $24.3 million of unrealized appreciation related to Advantage.

      At December 31, 2003, the Company had an investment in The Hillman Companies, Inc. (“Hillman”) totaling $94.6 million at cost and $234.5 million at value. On March 31, 2004, the Company sold its control investment in Hillman for a total transaction value of $510 million, including the repayment of outstanding debt and adding the value of Hillman’s outstanding trust preferred shares. The Company was repaid its existing $44.6 million in outstanding debt. Total consideration to the Company from the sale at closing, including the repayment of debt, was $244.3 million, which included net cash proceeds of $196.8 million and the receipt of a new subordinated debt instrument of

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Note 3. Portfolio, continued

$47.5 million. During the second quarter of 2004, the Company sold a $5.0 million participation in its subordinated debt in Hillman to a third party, which reduced the Company’s investment, and no gain or loss resulted from the transaction. For the year ended December 31, 2004, the Company realized a gain of $150.3 million on the transaction, including gains of $1.3 million realized after closing resulting from post-closing adjustments, which provided additional cash consideration to the Company in the same amount. The sale of Hillman is subject to certain other post-closing adjustments.

      Total interest and related portfolio income earned from the Company’s control investment in Hillman for the years ended December 31, 2004, 2003, and 2002, was $2.5 million, $9.7 million, and $9.3 million, respectively, which includes interest and dividend income of $2.1 million, $7.9 million, and $7.5 million, respectively, and fees and other income of $0.4 million, $1.8 million, and $1.8 million, respectively.

      Other activities in portfolio companies more than 25% owned excluding changes in unrealized appreciation or depreciation during the year ended December 31, 2004, included:

•	a $155.3 million debt and equity investment to purchase a majority ownership in Insight Pharmaceuticals Corporation;

•	a $93.1 million debt and equity investment to purchase a majority ownership in Financial Pacific Company;

•	an $83.0 million debt and equity investment to purchase a majority ownership in Mercury Air Centers, Inc. and additional common stock and debt investments of $1.6 million and $0.8 million, respectively;

•	an additional $42.2 million debt investment in Callidus Capital Corporation related to its middle market underwriting and syndication facility;

•	a $7.0 million debt and equity investment to purchase Legacy Partners Group, LLC and an additional debt investment of $5.0 million for working capital;

•	an equity investment of $7.5 million and an exchange of existing subordinated debt with a cost basis of $7.3 million for equity interests in an affiliate of Impact Innovations Group, LLC (this investment was repaid during the third quarter of 2004);

•	GAC Investments, Inc.’s (“GACI”) acquisition of certain of the assets of Galaxy American Communications, LLC (“Galaxy”) out of bankruptcy during the third quarter of 2004. The Company exchanged its outstanding debt in Galaxy for debt and equity in GACI to facilitate the asset acquisition. The company is doing business as Longview Cable & Data. The Company’s investment in GACI was $54.4 million at cost at December 31, 2004, which included additional equity investments of $3.7 million during 2004;

•	an exchange of existing debt securities, along with accrued and unpaid interest thereon, with a total cost basis of $49.8 million for $12.5 million of new debt and a 68.5% common stock interest in Startec Global Communications Corporation (“Startec”) upon its emergence from bankruptcy in May 2004. The Company also

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Note 3. Portfolio, continued

provided a $4.0 million term loan to Startec to make an acquisition and for working capital;

•	an exchange of existing loans in Gordian Group, Inc., along with accrued and unpaid interest thereon, with a total cost basis of $11.1 million for new debt with a cost basis of $9.4 million and a contribution to capital of the remaining $1.7 million;

•	a new equity investment of $0.8 million and an exchange of existing debt securities, along with accrued and unpaid interest thereon, with a total cost basis of $13.4 million for new debt of $11.3 million with the remaining cost basis attributed to equity, in Fairchild Industrial Products Company (“Fairchild”) upon its emergence from bankruptcy in July 2004. The Company now owns 100% of the common stock of Fairchild;

•	the repayment in kind of $10.0 million of debt in American Healthcare Services, Inc. and its affiliates (“AHS”) with debt in MedBridge Healthcare, LLC; the repayment in kind of $2.7 million of AHS debt with $2.5 million of equity in Maui Body Works, Inc. and $0.2 million of debt from other companies;

•	the sale of The Color Factory, Inc. during the third quarter of 2004; and

•	the exit of our investment in Ace Products, Inc. during the fourth quarter of 2004.

      At December 31, 2004 and 2003, loans and debt securities at value not accruing interest were as follows:

	2004	2003
($ in thousands)
Loans and debt securities in workout status (classified as Grade 4 or 5)
Companies more than 25% owned	$34,374	$31,873
Companies 5% to 25% owned	—	2,777
Companies less than 5% owned	16,550	28,027
Loans and debt securities not in workout status
Companies more than 25% owned	29,368	31,897
Companies 5% to 25% owned	678	—
Companies less than 5% owned	15,864	16,532

Total	$96,834	$111,106

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Note 3. Portfolio, continued

      The industry and geographic compositions of the private finance portfolio at value at December 31, 2004 and 2003, were as follows:

	2004	2003

Industry
Business services	32%	22%
Financial services	21	19
Consumer products	20	30
Healthcare services	8	8
Industrial products	8	6
Energy services	2	4
Retail	2	4
Broadcasting and cable	2	2
Other	5	5

Total	100%	100%

Geographic Region(1)
Mid-Atlantic	40%	40%
West	27	16
Midwest	15	26
Southeast	14	13
Northeast	4	4
International	—	1

Total	100%	100%

(1) The geographic region for the private finance portfolio depicts the location of the headquarters for the Company’s portfolio companies. The portfolio companies may have a number of other locations.

Commercial Real Estate Finance

      At December 31, 2004 and 2003, the commercial real estate finance portfolio consisted of the following:

	2004			2003

	Cost	Value	Yield(1)	Cost	Value	Yield(1)
($ in thousands)
CMBS bonds	$383,310	$373,805	14.6%	$399,106	$393,979	14.1%
CDO bonds and preferred shares	212,590	212,573	16.8%	186,824	186,557	16.7%
Commercial mortgage loans	99,373	95,056	6.8%	87,427	83,639	8.6%
Real estate owned	16,170	16,871		15,931	12,856
Equity interests	11,169	13,020		5,641	4,896

Total	$722,612	$711,325		$694,929	$681,927

(1)	The weighted average yield on the interest-bearing investments is computed as the (a) annual stated interest plus the annual amortization of loan origination fees, original issue discount, and market discount on accruing interest-bearing investments less the annual amortization of origination costs, divided by (b) total interest-bearing investments at value. The weighted average yield is computed as of the balance sheet date.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Note 3. Portfolio, continued

Interest-bearing investments for the commercial real estate finance portfolio include all investments except for real estate owned and equity interests.

     CMBS Bonds. At December 31, 2004 and 2003, CMBS bonds consisted of the following:

	2004	2003
($ in thousands)
Face	$1,043,688	$1,016,533
Original issue discount	(660,378)	(617,427)

Cost	$383,310	$399,106

Value	$373,805	$393,979

      The underlying rating classes of the CMBS bonds at cost and value at December 31, 2004 and 2003, were as follows:

	2004			2003

			Percentage			Percentage
			of Total			of Total
	Cost	Value	Value	Cost	Value	Value
($ in thousands)
AA	$4,669	$4,658	1.2%	$—	$—	—%
A	4,549	4,539	1.2	—	—	—
BBB-	9,029	9,016	2.4	—	—	—
BB+	7,195	7,695	2.1	49,477	51,157	13.0
BB	5,940	5,952	1.6	22,031	23,008	5.9
BB-	7,490	7,676	2.1	13,538	14,266	3.6
B+	13,123	15,318	4.1	54,464	54,246	13.8
B	61,767	62,582	16.7	38,416	38,362	9.7
B-	89,341	88,099	23.6	84,986	83,859	21.3
CCC+	22,506	18,585	5.0	15,935	15,494	3.9
CCC	24,078	20,306	5.4	13,323	11,413	2.9
CCC-	—	—	—	3,133	2,410	0.6
CC	998	610	0.2	—	—	—
Unrated	132,625	128,769	34.4	103,803	99,764	25.3

Total	$383,310	$373,805	100.0%	$399,106	$393,979	100.0%

      The CMBS bonds in which the Company invests are junior in priority for payment of interest and principal to the more senior tranches of the related CMBS bond issuance. Cash flow from the underlying mortgages is generally allocated first to the senior tranches in order of priority, with the most senior tranches having a priority right to the cash flow. Then, any remaining cash flow is allocated, generally, among the other tranches in order of their relative seniority. To the extent there are defaults and unrecoverable losses on the underlying mortgages or the properties securing those mortgages resulting in reduced cash flows, the most subordinate tranche will bear this loss first. At December 31, 2004, the face value of the CMBS bonds rated BBB- and below held by the Company were subordinate to 84% to 99% of the face value of the bonds issued in these various CMBS transactions. At December 31, 2003, the face value of the CMBS bonds held by the Company were subordinate to 87% to 99% of the face value of the bonds issued in these

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Note 3. Portfolio, continued

various CMBS transactions. Given that the non-investment grade CMBS bonds in which the Company invests are junior in priority for payment of interest and principal, the Company invests in these CMBS bonds at a discount from the face amount of the bonds.

      At December 31, 2004 and 2003, the Company held CMBS bonds in 45 and 38 separate CMBS issuances, respectively. The underlying collateral pool, consisting of commercial mortgage loans and real estate owned (“REO”) properties, for these CMBS issuances consisted of the following at December 31, 2004 and 2003:

	2004	2003
($ in millions)
Approximate number of loans and REO properties(1)	6,200	5,600
Total outstanding principal balance	$42,759	$38,437
Loans over 30 days delinquent or classified as REO properties(2)	1.6%(3)	1.5% (3)

(1)	Includes approximately 39 and 22 REO properties obtained through the foreclosure of commercial mortgage loans at December 31, 2004 and 2003, respectively.

(2)	As a percentage of total outstanding principal balance.

(3)	At December 31, 2004 and 2003, the Company’s investments included bonds in the first loss, unrated bond class in 43 and 34 separate CMBS issuances, respectively. For these issuances, loans over 30 days delinquent or classified as REO properties were 1.7% of the total outstanding principal balance at both December 31, 2004 and 2003.

     The property types and the geographic composition of the underlying mortgage loans and REO properties in the underlying collateral pools for all CMBS issuances calculated using the outstanding principal balance at December 31, 2004 and 2003, were as follows:

	2004	2003

Property Type
Retail	34%	35%
Office	26	24
Housing	24	25
Industrial	6	5
Hospitality	4	5
Other	6	6

Total	100%	100%

Geographic Region
West	29%	31%
Mid-Atlantic	27	27
Midwest	22	21
Southeast	17	17
Northeast	5	4

Total	100%	100%

      The Company’s yield on its CMBS bonds is based upon a number of assumptions that are subject to certain business and economic uncertainties and contingencies. Examples

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Note 3. Portfolio, continued

include the timing and magnitude of credit losses on the mortgage loans underlying the CMBS bonds that are a result of the general condition of the real estate market, including vacancies, changes in market rental rates and tenant credit quality. The initial yield on each CMBS bond has generally been computed assuming an approximate 1% loss rate on its underlying collateral mortgage pool, with the estimated losses being assumed to occur in three equal installments in years three, six, and nine. As each CMBS bond ages, the expected amount of losses and the expected timing of recognition of such losses in the underlying collateral pool is updated, and the respective yield will be adjusted as appropriate. Changes in estimated yield are recognized as an adjustment to the estimated yield over the remaining life of the CMBS bonds from the date the estimated yield is changed. As these uncertainties and contingencies are difficult to predict and are subject to future events which may alter these assumptions, no assurance can be given that the anticipated yields to maturity will be achieved.

      At December 31, 2004 and 2003, the unamortized discount related to the CMBS bond portfolio was $660.4 million and $617.4 million, respectively, and the Company had set aside $346.5 million and $295.8 million, respectively, of this unamortized discount to absorb potential future losses. The yields on the CMBS bonds of 14.6% and 14.1%, respectively, assume that this amount that has been set aside will not be amortized.

      At December 31, 2004 and 2003, the Company had reduced the face amount and the original issue discount on the CMBS bonds for specifically identified losses of $110.3 million and $52.6 million, respectively, which had the effect of also reducing the amount of unamortized discount set aside to absorb potential future losses since those losses have now been recognized. The reduction of the face amount and the original issue discount on the CMBS bonds to reflect specifically identified losses will not result in a change in the cost basis of the CMBS bonds.

      The Company completed a securitization of $53.7 million of commercial mortgage loans during 2004. In connection with this securitization, the Company received proceeds, net of costs, of $54.0 million, which included cash, A and AA rated bonds, and LLC interests. The bonds and LLC interests are included in the CMBS portfolio at December 31, 2004. The realized gain from this securitization was $0.3 million.

      At December 31, 2004 and 2003, CMBS bonds with a value of $0.1 and $0.2 million, respectively, were not accruing interest.

      Collateralized Debt Obligation Bonds and Preferred Shares (“CDOs”). At December 31, 2004, the Company owned BB+ rated bonds in one CDO totaling $5.9 million at value and preferred shares in nine CDOs totaling $206.7 million at value. At December 31, 2003, the Company owned BBB rated bonds in one CDO totaling $16.0 million at value, BB rated bonds in one CDO totaling $0.9 million at value and preferred shares in seven CDOs totaling $169.7 million at value.

      The bonds and preferred shares of the CDOs in which the Company has invested are junior in priority for payment of interest and principal to the more senior tranches of debt issued by the CDOs. Cash flow from the underlying collateral generally is allocated first to the senior bond tranches in order of priority, with the most senior tranches having a

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Note 3. Portfolio, continued

priority right to the cash flow. Then, any remaining cash flow is generally distributed to the preferred shareholders. To the extent there are defaults and unrecoverable losses on the underlying collateral that result in reduced cash flows, the preferred shares will bear this loss first and then the bonds would bear any loss after the preferred shares. At December 31, 2004, the Company’s bonds and preferred shares in the CDOs were subordinate to 70% to 98% of the more senior tranches of debt issued in the various CDO transactions. At December 31, 2003, the Company’s bonds in the CDO were subordinate to 61% to 93% of the more senior tranches of debt issued in the various CDO transactions and the preferred shares in the CDOs were subordinate to 84% to 98% of the more senior tranches of debt issued in the various CDO transactions. In addition, included in the CMBS collateral for the CDOs at December 31, 2004 and 2003, were certain CMBS bonds that are senior in priority of repayment to certain lower rated CMBS bonds held directly by the Company.

      At December 31, 2004 and 2003, the underlying collateral for the Company’s investment in the outstanding CDO issuances had balances as follows:

($ in millions)	2004	2003

Investment grade REIT debt(1)	$1,532.5	$1,338.0
Investment grade CMBS bonds(2)	918.8	662.3
Non-investment grade CMBS bonds(3)	1,636.4	1,133.7
Other collateral	355.8	32.4

Total collateral	$4,443.5	$3,166.4

(1)	Issued by 44 REITs for both periods presented.
(2)	Issued in 121 and 78 transactions, respectively, for the periods presented.
(3)	Issued in 109 and 68 transactions, respectively, for the periods presented.

     The initial yields on the CDO bonds and preferred shares are based on the estimated future cash flows from the assets in the underlying collateral pool to be paid to these CDO classes. As each CDO bond and preferred share ages, the estimated future cash flows will be updated based on the estimated performance of the collateral, and the respective yield will be adjusted as necessary. As future cash flows are subject to uncertainties and contingencies that are difficult to predict and are subject to future events which may alter current assumptions, no assurance can be given that the anticipated yields to maturity will be achieved.

      As of December 31, 2004, 2003, and 2002, the Company acted as the disposition consultant with respect to six, five, and three, respectively, of the CDOs, which allows the Company to approve disposition plans for individual collateral securities. For these services, the Company collects annual fees based on the outstanding collateral pool balance, and for the years ended December 31, 2004, 2003, and 2002, these fees totaled $1.7 million, $1.2 million, and $0.5 million, respectively.

      Loans and Equity Interests. The commercial mortgage loan portfolio contains loans that were originated by the Company or were purchased from third-party sellers. At December 31, 2004, approximately 94% and 6% of the Company’s commercial mortgage

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Note 3. Portfolio, continued

loan portfolio was composed of fixed and adjustable interest rate loans, respectively. At December 31, 2003, approximately 92% and 8% of the Company’s commercial mortgage loan portfolio was composed of fixed and adjustable interest rate loans, respectively. As of December 31, 2004 and 2003, loans with a value of $18.0 million and $6.8 million, respectively, were not accruing interest. Loans greater than 120 days delinquent generally do not accrue interest.

      Equity interests consist primarily of equity securities issued by privately owned companies that invest in single real estate properties. These equity interests may be subject to restrictions on their resale and are generally illiquid. Equity interests generally do not produce a current return, but are generally held in anticipation of investment appreciation and ultimate realized gain on sale.

      The property types and the geographic composition securing the commercial mortgage loans and equity interests at value at December 31, 2004 and 2003, were as follows:

	2004	2003

Property Type
Hospitality	49%	41%
Retail	21	21
Office	17	22
Housing	5	4
Healthcare	—	7
Other	8	5

Total	100%	100%

Geographic Region
Midwest	30%	30%
Southeast	26	34
Mid-Atlantic	20	9
West	16	20
Northeast	8	7

Total	100%	100%

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Note 4. Debt

      At December 31, 2004 and 2003, the Company had the following debt:

	2004			2003

			Annual			Annual
	Facility	Amount	Interest	Facility	Amount	Interest
	Amount	Drawn	Cost(1)	Amount	Drawn	Cost(1)
($ in thousands)
Notes payable and debentures:
Unsecured notes payable	$981,368	$981,368	6.5%	$854,000	$854,000	7.2%
SBA debentures	84,800	77,500	8.2%	101,800	94,500	8.1%
OPIC loan	5,700	5,700	6.6%	5,700	5,700	6.6%

Total notes payable and debentures	1,071,868	1,064,568	6.6%	961,500	954,200	7.3%
Revolving line of credit	552,500	112,000	6.3% (2)	532,500	—	— (2)

Total debt	$1,624,368	$1,176,568	6.6% (2)	$1,494,000	$954,200	7.5% (2)

(1)	The weighted average annual interest cost is computed as the (a) annual stated interest on the debt plus the annual amortization of commitment fees and other facility fees that are recognized into interest expense over the contractual life of the respective borrowings, divided by (b) debt outstanding on the balance sheet date.

(2)	The stated interest rate payable on the revolving line of credit was 4.7% at December 31, 2004, which excluded the annual cost of commitment fees and other facility fees of $1.8 million. There were no amounts drawn on the revolving line of credit at December 31, 2003. The annual cost of commitment fees and other facility fees was $2.7 million at December 31, 2003. The annual interest cost for total debt includes the annual cost of commitment fees and other facility fees on the revolving line of credit regardless of the amount drawn on the facility as of the balance sheet date.

  Notes Payable and Debentures

      Unsecured Notes Payable. The Company has issued unsecured long-term notes to private institutional investors. The notes require semi-annual interest payments until maturity and have original terms of five or seven years. At December 31, 2004, the notes had remaining maturities of five months to seven years. The notes may be prepaid in whole or in part, together with an interest premium, as stipulated in the note agreement.

      On November 15, 2004, the Company issued $252.5 million of five-year and $72.5 million of seven-year unsecured long-term notes, primarily to insurance companies. The five- and seven-year notes have fixed interest rates of 5.53% and 5.99%, respectively, and have substantially the same terms as the Company’s existing unsecured long-term notes. In addition, on November 15, 2004, $102.0 million of the Company’s existing unsecured long-term notes matured and the Company used the proceeds from the new long-term note issuance to repay this debt.

      During 2004, the Company also repaid $112.0 million of the unsecured notes payable that matured on May 1, 2004.

      On March 25, 2004, the Company issued five-year unsecured long-term notes denominated in Euros and Sterling for a total U.S. dollar equivalent of $15.2 million. The notes have fixed interest rates and have substantially the same terms as the Company’s existing unsecured notes. The Euro notes require annual interest payments and the Sterling notes require semi-annual interest payments until maturity. Simultaneous with issuing the

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Note 4. Debt, continued

notes, the Company entered into a cross-currency swap with a financial institution which fixed the Company’s interest and principal payments in U.S. dollars for the life of the debt.

      SBA Debentures. At December 31, 2004 and 2003, the Company had debentures payable to the SBA with original terms of ten years and at fixed interest rates ranging from 5.9% to 7.6% and 5.9% to 8.2%, respectively. During the year ended December 31, 2004, the Company repaid $17.0 million of the SBA debentures. At December 31, 2004, the debentures had remaining maturities of nine months to seven years. The debentures require semi-annual interest-only payments with all principal due upon maturity. The SBA debentures are subject to prepayment penalties if paid prior to the fifth anniversary date of the notes.

      At December 31, 2004, the Company had a commitment from the SBA to borrow up to an additional $7.3 million above the current amount outstanding. The commitment expires on September 30, 2005.

      Scheduled Maturities. Scheduled future maturities of notes payable and debentures at December 31, 2004, were as follows:

Year	Amount Maturing

($ in thousands)
2005	$169,000
2006	180,700
2007	—
2008	153,000
2009	268,868
Thereafter	293,000

Total	$1,064,568

Revolving Line of Credit

      The committed amount under the unsecured revolving credit facility is $552.5 million and may be further expanded through new or additional commitments up to $600 million at the Company’s option. The facility generally bears interest at a rate, at the Company’s option, equal to (i) the one-month LIBOR plus 1.50%, (ii) the Bank of America, N.A. cost of funds plus 1.50% or (iii) the higher of the Bank of America, N.A. prime rate or the Federal Funds rate plus 0.50%. The interest rate adjusts at the beginning of each new interest period, usually every 30 days. The facility requires an annual commitment fee equal to 0.25% of the committed amount. The annual cost of commitment fees and other facility fees was $1.8 million and $2.7 million at December 31, 2004 and 2003, respectively. The line of credit generally requires monthly payments of interest, and all principal is due upon maturity. The line of credit expires in April 2005 and may be extended under substantially similar terms for one additional year at the Company’s option. An extension of the facility would require payment of an extension fee of 0.3% on existing

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Note 4. Debt, continued

commitments and the interest rate on outstanding borrowings would increase by 0.5% during the extension period.

      The average debt outstanding on the revolving line of credit was $75.2 million and $41.5 million for the years ended December 31, 2004 and 2003, respectively. The maximum amount borrowed under this facility and the weighted average stated interest rate for the years ended December 31, 2004 and 2003, were $353.0 million and 3.1%, and $208.8 million and 2.0%, respectively. As of December 31, 2004, the amount available under the revolving line of credit was $396.4 million, net of amounts committed for standby letters of credit of $44.1 million issued under the credit facility. As of December 31, 2003, the amount available under the revolving line of credit was $487.0 million, net of amounts committed for standby letters of credit of $45.5 million issued under the credit facility.

Fair Value of Debt

      The Company records debt at cost. The fair value of the Company’s outstanding debt was approximately $1.2 billion and $1.0 billion at December 31, 2004 and 2003, respectively. The fair value of the Company’s debt was determined using market interest rates as of the balance sheet date for similar instruments.

Covenant Compliance

      The Company has various financial and operating covenants required by the notes payable and debentures and the revolving line of credit. These covenants require the Company to maintain certain financial ratios, including debt to equity and interest coverage, and a minimum net worth. The Company’s credit facilities limit its ability to declare dividends if the Company defaults under certain provisions. As of December 31, 2004 and 2003, the Company was in compliance with these covenants.

Note 5. Guarantees and Other Commitments

      In the ordinary course of business, the Company has issued guarantees and has extended standby letters of credit through financial intermediaries on behalf of certain portfolio companies. All standby letters of credit have been issued through Bank of America, N.A. As of December 31, 2004 and 2003, the Company had issued guarantees of debt, rental obligations, lease obligations and severance obligations aggregating $100.2 million and $83.4 million, respectively, and had extended standby letters of credit aggregating $44.1 million and $45.5 million, respectively. Under these arrangements, the Company would be required to make payments to third-party beneficiaries if the portfolio companies were to default on their related payment obligations. The maximum amount of potential future payments was $144.3 million and $128.9 million at December 31, 2004 and 2003, respectively. At December 31, 2004, $0.8 million had been recorded as a liability for the Company’s guarantees and no amounts had been recorded as a liability for the Company’s standby letters of credit. At December 31, 2003, no amounts had been recorded as a liability for the Company’s guarantees or standby letters of credit.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Note 5. Guarantees and Other Commitments, continued

      As of December 31, 2004, the guarantees and standby letters of credit expire as follows:

	Total	2005	2006	2007	2008	2009	After 2009
($ in millions)
Guarantees	$100.2	$0.6	$1.1	$94.8	$0.1	$2.5	$1.1
Standby letters of credit(1)	44.1	—	44.1	—	—	—	—

Total	$144.3	$0.6	$45.2	$94.8	$0.1	$2.5	$1.1

(1)	Standby letters of credit are issued under the Company’s revolving line of credit that expires in April 2005 and may be extended under substantially similar terms for one additional year at the Company’s option, for an assumed maturity of April 2006. Therefore, unless a standby letter of credit is set to expire at an earlier date, it is assumed that the standby letters of credit will expire contemporaneously with the expiration of the Company’s line of credit in April 2006.

     In the ordinary course of business, the Company enters into agreements with service providers and other parties that may contain provisions for the Company to indemnify such parties under certain circumstances.

      At December 31, 2004, the Company had outstanding commitments to fund investments totaling $330.2 million. In addition, during the fourth quarter of 2004, the Company sold certain commercial mortgage loans that the Company may be required to repurchase under certain circumstances. These recourse provisions expire by January 2006. The aggregate outstanding principal balance of these sold loans was $11.7 million at December 31, 2004.

Note 6. Preferred Stock

      At December 31, 2003, Allied Investment had outstanding a total of 60,000 shares of $100 par value, 3% cumulative preferred stock and 10,000 shares of $100 par value, 4% redeemable cumulative preferred stock issued to the SBA pursuant to Section 303(c) of the Small Business Investment Act of 1958, as amended. In April 2004, Allied Investment redeemed the preferred stock by paying the SBA the par value of such securities plus any dividends accumulated and unpaid to the date of redemption. Accordingly, there were no amounts outstanding at December 31, 2004.

Note 7. Shareholders’ Equity

      Sales of common stock for the years ended December 31, 2004, 2003, and 2002, were as follows:

	2004	2003	2002
(in thousands)
Number of common shares	3,000	18,700	8,047

Gross proceeds	$75,000	$442,680	$177,345
Less costs, including underwriting fees	(4,749)	(20,675)	(4,498)

Net proceeds	$70,251	$422,005	$172,847

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Note 7. Shareholders’ Equity, continued

      In addition, the Company issued 123,814 shares of common stock with a value of $3.2 million to acquire one portfolio investment during 2004, and 32,266 shares of common stock with a value of $0.9 million to acquire one portfolio investment during 2003.

      The Company has a dividend reinvestment plan, whereby the Company may buy shares of its common stock in the open market or issue new shares in order to satisfy dividend reinvestment requests. If the Company issues new shares, the issue price is equal to the average of the closing sale prices reported for the Company’s common stock for the five consecutive trading days immediately prior to the dividend payment date. For the years ended December 31, 2004, 2003, and 2002, the Company issued new shares in order to satisfy dividend reinvestment requests.

      Dividend reinvestment plan activity for the years ended December 31, 2004, 2003, and 2002, was as follows:

	2004	2003	2002
(in thousands, except per share amounts)
Shares issued	222	279	275
Average price per share	$26.34	$23.60	$22.78
Note 8. Earnings Per Common Share

      Earnings per common share for the years ended December 31, 2004, 2003, and 2002, were as follows:

	2004	2003	2002
(in thousands, except per share amounts)
Net increase in net assets resulting from operations	$249,486	$192,011	$228,291
Less preferred stock dividends	(62)	(210)	(230)

Income available to common shareholders	$249,424	$191,801	$228,061

Weighted average common shares outstanding — basic	129,828	116,747	102,107
Dilutive options outstanding to officers	2,630	1,604	1,467

Weighted average common shares outstanding — diluted	132,458	118,351	103,574

Basic earnings per common share	$1.92	$1.64	$2.23

Diluted earnings per common share	$1.88	$1.62	$2.20

Note 9. 401(k) Plan and Deferred Compensation Plans

      The Company’s 401(k) retirement investment plan is open to all of its full-time employees who are at least 21 years of age. The employees may elect voluntary pre-tax wage deferrals ranging from 0% to 100% of eligible compensation for the year up to $13 thousand annually for the 2004 plan year. Plan participants who reached the age of 50

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Note 9. 401(k) Plan and Deferred Compensation Plans, continued

during the 2004 plan year were eligible to defer an additional $3 thousand during the year. The Company makes contributions to the 401(k) plan of up to 5% of each participant’s eligible compensation for the year up to a maximum compensation permitted by the IRS, which fully vests at the time of contribution. For the year ended December 31, 2004, the maximum compensation was $0.2 million. Employer contributions that exceed the IRS limitation are directed to the participant’s deferred compensation plan account. Total 401(k) contribution expense for the years ended December 31, 2004, 2003, and 2002, was $0.9 million, $0.7 million, and $0.6 million, respectively.

      The Company also has a deferred compensation plan. Eligible participants in the deferred compensation plan may elect to defer some of their compensation and have such compensation credited to a participant account. In addition, the Company makes contributions to the deferred compensation plan on compensation deemed ineligible for a 401(k) contribution. Contribution expense for the deferred compensation plan for the years ended December 31, 2004, 2003, and 2002, was $0.7 million, $0.4 million, and $0.3 million, respectively. All amounts credited to a participant’s account are credited solely for purposes of accounting and computation and remain assets of the Company and subject to the claims of the Company’s general creditors. Amounts credited to participants under the deferred compensation plan are at all times 100% vested and non-forfeitable. A participant’s account shall become distributable upon his or her separation from service, retirement, disability, death, or at a future determined date. All deferred compensation plan accounts will be distributed in the event of a change of control of the Company or in the event of the Company’s insolvency. Amounts deferred by participants under the deferred compensation plan are funded to a trust, which is administered by trustees. The accounts of the deferred compensation trust are consolidated with the Company’s accounts. The assets of the trust are classified as other assets and the liability to the plan participants is included in other liabilities in the accompanying financial statements. The deferred compensation plan accounts at December 31, 2004 and 2003, totaled $16.1 million and $13.0 million, respectively.

      In the first quarter of 2004, the Company established the Individual Performance Award (“IPA”) as a long-term incentive compensation program for certain officers. In conjunction with the program, the Board of Directors has approved a non-qualified deferred compensation plan (“DCP II”), which is administered through a trust by an independent third-party trustee. The administrator of the DCP II is the Compensation Committee of the Company’s Board of Directors (“DCP II Administrator”).

      The IPA, which will generally be determined annually at the beginning of each year, is deposited in the trust in four equal installments, generally on a quarterly basis, in the form of cash. The Compensation Committee of the Board of Directors designed the DCP II to require the trustee to use the cash to purchase shares of the Company’s common stock in the open market. During 2004, 0.5 million shares were purchased in the DCP II.

      All amounts deposited and then credited to a participant’s account in the trust, based on the amount of the IPA received by such participant, are credited solely for purposes of accounting and computation and remain assets of the Company and subject to the claims

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Note 9. 401(k) Plan and Deferred Compensation Plans, continued

of the Company’s general creditors. Amounts credited to participants under the DCP II are immediately vested and non-forfeitable once deposited by the Company into the trust. A participant’s account shall generally become distributable only after his or her termination of employment, or in the event of a change of control of the Company. Upon the participant’s termination of employment, one-third of the participant’s account will be immediately distributed, one-half of the then current remaining balance will be distributed on the first anniversary of his or her employment termination date and the remainder of the account balance will be distributed on the second anniversary of the employment termination date. Distributions are subject to the participant’s adherence to certain non-solicitation requirements. All DCP II accounts will be distributed in a single lump sum in the event of a change of control of the Company. To the extent that a participant has an employment agreement, such participant’s DCP II account will be fully distributed in the event that such participant’s employment is terminated for good reason as defined under that participant’s employment agreement. The DCP II Administrator may also determine other distributable events and the timing of such distributions. Sixty days following a distributable event, the Company and each participant may, at the discretion of the Company, and subject to the Company’s trading window during that time, redirect the participant’s account to other investment options.

      During any period of time in which a participant has an account in the DCP II, any dividends declared and paid on shares of the Company’s common stock allocated to the participant’s account shall be reinvested by the trustee as soon as practicable in shares of the Company’s common stock purchased in the open market.

      For the year ended December 31, 2004, the Company recorded $13.4 million in IPA expense. These amounts were contributed into the DCP II trust and invested in the Company’s common stock. The accounts of the DCP II are consolidated with the Company’s accounts. The common stock is classified as common stock held in deferred compensation trust in the accompanying financial statements and the deferred compensation obligation, which represents the amount owed to the employees, is included in other liabilities. Changes in the value of the Company’s common stock are not recognized in the common stock held in deferred compensation trust. However, the obligation is adjusted with a corresponding charge or credit to compensation expense. The effect of this adjustment for the year ended December 31, 2004, was to reduce the individual performance award expense by $0.4 million. This resulted in a total IPA expense of $13.0 million for the year ended December 31, 2004.

Note 10. Stock Option Plan

The Option Plan

      The purpose of the stock option plan (“Option Plan”) is to provide officers and non-officer directors of the Company with additional incentives. Options are exercisable at a price equal to the fair market value of the shares on the day the option is granted. Each option states the period or periods of time within which the option may be exercised by

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Note 10. Stock Option Plan, continued

the optionee, which may not exceed ten years from the date the option is granted. The options granted vest ratably over a three- or five-year period.

      All rights to exercise options terminate 60 days after an optionee ceases to be (i) a non-officer director, (ii) both an officer and a director, if such optionee serves in both capacities, or (iii) an officer (if such officer is not also a director) of the Company for any cause other than death or total and permanent disability. In the event of a change of control of the Company, all outstanding options will become fully vested and exercisable as of the change of control.

      At December 31, 2004, there were 32.2 million shares authorized under the Option Plan and the number of shares available to be granted under the Option Plan was 7.9 million. At December 31, 2003, there were 26.0 million shares authorized under the Option Plan and the number of shares available to be granted under the Option Plan was 8.8 million.

      Information with respect to options granted, exercised and forfeited under the Option Plan for the years ended December 31, 2004, 2003, and 2002, is as follows:

		Weighted
		Average
		Exercise Price
	Shares	Per Share
(in thousands, except per share amounts)
Options outstanding at January 1, 2002	10,480	$19.63

Granted	6,162	$22.07
Exercised	(769)	$18.85
Forfeited	(1,184)	$21.09

Options outstanding at December 31, 2002	14,689	$20.57

Granted	1,045	$22.74
Exercised	(408)	$21.01
Forfeited	(442)	$21.66

Options outstanding at December 31, 2003	14,884	$20.68

Granted	8,170	$28.34
Exercised	(1,635)	$19.73
Forfeited	(1,059)	$26.07

Options outstanding at December 31, 2004	20,360	$23.55

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Note 10. Stock Option Plan, continued

      The following table summarizes information about stock options outstanding at December 31, 2004:

	Outstanding
				Exercisable
		Weighted
		Average	Weighted		Weighted
	Total	Remaining	Average	Total	Average
Range of	Number	Contractual Life	Exercise	Number	Exercise
Exercise Prices	Outstanding	(Years)	Price	Exercisable	Price

(in thousands, except per share amounts and years)
$16.81–$21.38	4,978	4.41	$18.75	4,962	$18.74
$21.52	4,488	7.95	$21.52	2,982	$21.52
$21.59–$26.29	4,389	7.78	$23.18	2,818	$22.58
$26.73–$27.38	315	8.68	$27.06	104	$27.24
$28.98	6,190	9.19	$28.98	1,547	$28.98

$16.81–$28.98	20,360	7.44	$23.55	12,413	$21.63

      The Company accounts for its stock options as required by APB Opinion No. 25, Accounting for Stock Issued to Employees, and accordingly no compensation cost has been recognized as the exercise price equals the market price on the date of grant.

     Notes Receivable from the Sale of Common Stock

      As a business development company under the Investment Company Act of 1940, the Company is entitled to provide and has provided loans to the Company’s officers in connection with the exercise of options. However, as a result of provisions of the Sarbanes-Oxley Act of 2002, the Company is prohibited from making new loans to its executive officers in the future. The outstanding loans are full recourse, have varying terms not exceeding ten years, bear interest at the applicable federal interest rate in effect at the date of issue and have been recorded as a reduction to shareholders’ equity. At December 31, 2004 and 2003, the Company had outstanding loans to officers of $5.5 million, and $18.6 million, respectively. Officers with outstanding loans repaid principal of $13.2 million, $6.1 million, and $3.7 million, for the years ended December 31, 2004, 2003, and 2002, respectively. The Company recognized interest income from these loans of $0.5 million, $1.3 million, and $1.5 million, respectively, during these same periods. This interest income is included in interest and dividends for companies less than 5% owned.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Note 11. Dividends and Distributions

      For the years ended December 31, 2004, 2003, and 2002, the Company declared the following distributions:

	2004		2003		2002

	Total	Total Per	Total	Total Per	Total	Total Per
	Amount	Share	Amount	Share	Amount	Share

($ in thousands, except per share amounts)
First quarter	$73,357	$0.57	$62,971	$0.57	$53,259	$0.53
Second quarter	73,465	0.57	64,503	0.57	56,224	0.55
Third quarter	74,010	0.57	68,685	0.57	57,340	0.56
Fourth quarter	75,833	0.57	71,679	0.57	59,851	0.56
Extra dividend	2,661	0.02	—	—	3,261	0.03

Total distributions to common shareholders	$299,326	$2.30	$267,838	$2.28	$229,935	$2.23

      For income tax purposes, distributions for 2004, 2003, and 2002, were composed of the following:

	2004		2003		2002

	Total	Total Per	Total	Total Per	Total	Total Per
	Amount	Share	Amount	Share	Amount	Share

($ in thousands, except per share amounts)
Ordinary income(1)	$145,365	$1.12	$212,272	$1.81	$178,246	$1.73
Long-term capital gains	153,961	1.18	55,566	0.47	51,689	0.50

Total distributions to common shareholders(2)	$299,326	$2.30	$267,838	$2.28	$229,935	$2.23

(1)	For the years ended December 31, 2004 and 2003, ordinary income included dividend income of approximately $0.04 per share and $0.05 per share, respectively, that qualified to be taxed at the 15% maximum capital gains rate.

(2)	For certain eligible corporate shareholders, the dividend received deduction for 2004 and 2003 was $0.038 per share and $0.044 per share, respectively.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Note 11. Dividends and Distributions, continued

     The following table summarizes the differences between financial statement net increase in net assets resulting from operations and taxable income available for distribution to shareholders for the years ended December 31, 2004, 2003, and 2002:

	2004	2003	2002

($ in thousands)	(ESTIMATED)
Financial statement net increase in net assets resulting from operations	$249,486	$192,011	$228,291
Adjustments:
Net change in unrealized appreciation or depreciation	68,712	78,466	571
Amortization of discounts and fees	(10,396)	948	(10,097)
Interest- and dividend-related items	3,630	(2,400)	8,787
Employee compensation-related items	6,381	2,902	867
Net income (loss) from partnerships and limited liability companies(1)	5,624	(1,316)	(3,822)
Realized gains deferred through installment treatment (2)	(29,339)	—	—
Income (loss) from securitized commercial mortgage loans	—	(251)	1,258
Net loss from consolidated SBIC subsidiary(3)	15,615	—	—
Net (income) loss from consolidated taxable subsidiary, net of tax	(1,008)	3,864	(1,160)
Other	15,413	(7,947)	4,740

Taxable income	$324,118	$266,277	$229,435

(1)	Includes taxable income passed through to the Company from Business Loan Express, LLC in excess of interest and related portfolio income from BLX included in the financial statements totaling $10.0 million and $3.4 million for the years ended December 31, 2004 and 2003, respectively. See Note 3 for additional related disclosure.

(2)	Includes the deferral of long-term capital gains through installment treatment related to the Company’s sale of its control equity investment in Hillman.

(3)	2004 includes estimated capital loss carryforwards of $8.7 million.

     The Company must distribute at least 90% of its investment company taxable income to qualify for pass-through tax treatment and maintain its RIC status. The Company has distributed and currently intends to distribute or retain through a deemed distribution sufficient dividends to eliminate taxable income. Dividends declared and paid by the Company in a year generally differ from taxable income for that year as such dividends may include the distribution of current year taxable income, less amounts carried forward into the following year, and the distribution of prior year taxable income carried forward into and distributed in the current year. Estimated taxable income for 2004 includes undistributed income of $27.5 million that is being carried forward for distribution in 2005, which includes $7.1 million of ordinary income and $20.4 million of net long-term capital gains.

      The Company’s undistributed book earnings of $12.1 million as of December 31, 2004, substantially relate to undistributed long-term capital gains.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Note 11. Dividends and Distributions, continued

      At December 31, 2004 and 2003, the aggregate gross unrealized appreciation of the Company’s investments above cost for federal income tax purposes was $323.3 million (estimated) and $429.8 million, respectively. At December 31, 2004 and 2003, the aggregate gross unrealized depreciation of the Company’s investments below cost for federal income tax purposes was $265.0 million (estimated) and $319.2 million, respectively. The aggregate net unrealized appreciation of the Company’s investments over cost for federal income tax purposes was $58.3 million (estimated) and $110.6 million at December 31, 2004 and 2003, respectively. At December 31, 2004 and 2003, the aggregate cost of securities, for federal income tax purposes was $3.0 billion (estimated) and $2.5 billion, respectively.

      The Company’s consolidated subsidiary, AC Corp, is subject to federal and state income taxes. The Company recorded tax provisions of $1.1 million and $0.9 million for the years ended December 31, 2004 and 2002, respectively, and a tax benefit of $2.5 million for the year ended December 31, 2003. At December 31, 2004, 2003, and 2002, the Company had a net deferred tax asset of $6.0 million, $3.1 million, and $0.4 million, respectively, which was composed primarily of net operating loss carry forwards. Management believes that the realization of the net deferred tax asset is more likely than not based on expectations as to future taxable income and scheduled reversals of temporary differences. Accordingly, the Company did not record a valuation allowance at December 31, 2004, 2003, or 2002.

Note 12. Cash and Cash Equivalents

      The Company places its cash with financial institutions and, at times, cash held in checking accounts in financial institutions may be in excess of the Federal Deposit Insurance Corporation insured limit.

      At December 31, 2004 and 2003, cash and cash equivalents consisted of the following:

	2004	2003
($ in thousands)
Cash and cash equivalents	$57,576	$218,160
Less escrows held	(416)	(3,993)

Total cash and cash equivalents	$57,160	$214,167

Note 13. Supplemental Disclosure of Cash Flow Information

      For the years ended December 31, 2004, 2003, and 2002, the Company paid interest of $74.6 million, $73.8 million, and $69.1 million, respectively.

      Principal collections related to investment repayments or sales include the collection of discounts previously amortized into interest income and added to the cost basis of a loan or debt security totaling $11.4 million, $17.6 million, and $6.8 million, for the years ended December 31, 2004, 2003, and 2002, respectively.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Note 13. Supplemental Disclosure of Cash Flow Information, continued

      Non-cash operating activities for the year ended December 31, 2004, included notes or other securities received as consideration from the sale of investments of $56.6 million. The notes received for the year ended December 31, 2004, included a note received for $47.5 million in conjunction with the sale of the Company’s investment in Hillman. During the second quarter of 2004, the Company sold a $5.0 million participation in its subordinated debt in Hillman to a third party, which reduced its investment, and no gain or loss resulted from the transaction.

      Non-cash operating activities for the year ended December 31, 2004, also included an exchange of $93.7 million of subordinated debt in certain predecessor companies of Advantage Sales & Marketing, Inc. for new subordinated debt in Advantage; an exchange of existing debt securities with a cost basis of $46.4 million for new debt and common stock in Startec Global Communications Corporation; an exchange of existing debt securities with a cost basis of $13.1 million for new debt of $11.3 million with the remaining cost basis attributed to equity in Fairchild Industrial Products Company; an exchange of existing loans with a cost basis of $11.1 million for a new loan and equity in Gordian Group, Inc.; the repayment in kind of $12.7 million of existing debt in AHS with $10.0 million of debt in MedBridge Healthcare, LLC and $2.7 million of debt and equity from other companies; and an exchange of existing subordinated debt with a cost basis of $7.3 million for equity interests in an affiliate of Impact Innovations Group, LLC. In addition, GACI acquired certain assets of Galaxy out of bankruptcy during the third quarter of 2004. The Company exchanged its $50.7 million outstanding debt in Galaxy for debt and equity in GACI to facilitate the asset acquisition. See Note 3 for related disclosures.

      Finally, non-cash operating activities for the year ended December 31, 2004, included $25.5 million of CMBS bonds and LLC interests received from the securitization of commercial mortgage loans.

      Non-cash operating activities for the year ended December 31, 2003, included transfers of commercial mortgage loans and real estate owned in the repayment of the Company’s residual interest totaling $69.3 million, real estate owned received in connection with foreclosure on commercial mortgage loans of $9.1 million, receipt of commercial mortgage loans in satisfaction of private finance loans and debt securities of $9.1 million and receipt of a note as consideration from the sale of real estate owned of $3.0 million. Non-cash operating activities for the year ended December 31, 2002, included real estate owned received in connection with foreclosure on commercial mortgage loans of $2.5 million.

      For the years ended December 31, 2004, 2003, and 2002, the Company’s non-cash financing activities included stock option exercises and dividend reinvestment totaling $5.8 million, $6.6 million and $8.6 million, respectively. The non-cash financing activities for the years ended December 31, 2004 and 2003, also included the issuance of $3.2 million and $0.9 million, respectively, of the Company’s common stock as consideration to acquire portfolio investments.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Note 14. Hedging Activities

      The Company invests in CMBS and CDO bonds, which are purchased at prices that are based in part on comparable Treasury rates. The Company has entered into transactions with one or more financial institutions to hedge against movement in Treasury rates on certain of the higher rated CMBS and CDO bonds. These transactions, referred to as short sales, involve the Company receiving the proceeds from the short sales of borrowed Treasury securities, with the obligation to replenish the borrowed Treasury securities at a later date based on the then current market price. Borrowed Treasury securities and the related obligations to replenish the borrowed Treasury securities at value, including accrued interest payable on the obligations, as of December 31, 2004 and 2003, consisted of the following:

($ in thousands)
Description of Issue	2004	2003

5-year Treasury securities, due November 2007	$—	$7,185
5-year Treasury securities, due February 2008	—	5,977
5-year Treasury securities, due December 2009	533	—
10-year Treasury securities, due November 2012	—	9,357
10-year Treasury securities, due February 2013	3,908	32,226
10-year Treasury securities, due May 2013	—	5,281
10-year Treasury securities, due August 2013	—	23,666
10-year Treasury securities, due November 2013	—	14,833
10-year Treasury securities, due February 2014	4,709	—
10-year Treasury securities, due August 2014	14,743	—
10-year Treasury securities, due November 2014	14,333	—

Total	$38,226	$98,525

      As of December 31, 2004 and 2003, the total obligations to replenish borrowed Treasury securities had decreased since the related original sale dates due to changes in the yield on the borrowed Treasury securities, resulting in unrealized appreciation on the obligations of $0.3 million and $0.6 million, respectively.

      The net proceeds related to the sales of the borrowed Treasury securities were $38.5 million and $98.5 million at December 31, 2004 and 2003, respectively. Under the terms of the transactions, the Company had received cash payments of $0.3 million at December 31, 2004, and had provided additional cash collateral of $18 thousand at December 31, 2003, for the difference between the net proceeds related to the sales of the borrowed Treasury securities and the obligations to replenish the securities.

      The Company has deposited the proceeds related to the sales of the borrowed Treasury securities and the additional cash collateral with Wachovia Capital Markets, LLC under repurchase agreements. The repurchase agreements are collateralized by U.S. Treasury securities and are settled weekly. As of December 31, 2004, the repurchase agreements were due on January 5, 2005, and had a weighted average interest rate of 1.3%. The weighted average interest rate on the repurchase agreements as of December 31, 2003 was 0.3%.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Note 15. Financial Highlights

	At and for the Years
	Ended December 31,

	2004	2003	2002

Per Common Share Data(1)
Net asset value, beginning of year	$14.94	$14.22	$13.57

Net investment income	1.52	1.65	1.77
Net realized gains(2)	0.88	0.63	0.44

Net investment income plus net realized gains	2.40	2.28	2.21
Net change in unrealized appreciation or depreciation (2)	(0.52)	(0.66)	(0.01)

Net increase in net assets resulting from operations	1.88	1.62	2.20

Net decrease in net assets from shareholder distributions	(2.30)	(2.28)	(2.23)
Net increase in net assets from capital share transactions	0.35	1.38	0.68

Net asset value, end of year	$14.87	$14.94	$14.22

Market value, end of year	$25.84	$27.88	$21.83
Total return(3)	1%	41%	(7)%
Ratios and Supplemental Data ($ and shares in thousands, except per share amounts)
Ending net assets	$1,979,778	$1,914,577	$1,546,071
Common shares outstanding at end of year	133,099	128,118	108,698
Diluted weighted average common shares outstanding	132,458	118,351	103,574
Employee and administrative expenses/average net assets (4)	4.65%	3.50%	3.82%
Total expenses/average net assets	8.53%	8.06%	8.75%
Net investment income/average net assets	10.45%	11.51%	12.94%
Net increase in net assets resulting from operations/ average net assets	12.97%	11.33%	15.98%
Portfolio turnover rate	32.97%	31.12%	15.12%
Average debt outstanding	$985,616	$943,507	$938,148
Average debt per share(1)	$7.44	$7.97	$9.06

(1)	Based on diluted weighted average number of common shares outstanding for the year.

(2)	Net realized gains and net change in unrealized appreciation or depreciation can fluctuate significantly from year to year.

(3)	Total return assumes the reinvestment of all dividends paid for the periods presented.

(4)	Employee expenses for the year ended December 31, 2004, include the expense related to the individual performance award totaling $13.0 million.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Note 16. Selected Quarterly Data (Unaudited)

	2004

($ in thousands, except per share amounts)	Qtr. 1	Qtr. 2	Qtr. 3	Qtr. 4

Total interest and related portfolio income	$81,765	$87,500	$96,863	$100,962
Net investment income	$44,545	$48,990	$52,745	$54,678
Net increase in net assets resulting from operations	$20,308	$95,342	$85,999	$47,837
Basic earnings per common share	$0.16	$0.74	$0.67	$0.36
Diluted earnings per common share	$0.15	$0.73	$0.66	$0.35

	2003

	Qtr. 1	Qtr. 2	Qtr. 3	Qtr. 4

Total interest and related portfolio income	$73,130	$77,214	$88,870	$90,015
Net investment income	$42,670	$44,598	$53,608	$54,254
Net increase in net assets resulting from operations	$19,873	$59,940	$33,744	$78,454
Basic earnings per common share	$0.18	$0.53	$0.28	$0.63
Diluted earnings per common share	$0.18	$0.52	$0.28	$0.62

Note 17. Litigation

      The Company is party to certain lawsuits in the normal course of business. While the outcome of these legal proceedings cannot at this time be predicted with certainty, the Company does not expect that these proceedings will have a material effect upon the Company’s financial condition or results of operations.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATING BALANCE SHEET

	December 31, 2004

	Allied	Allied			Consolidated
	Capital	Investment	Others	Eliminations	Total

(in thousands)
ASSETS
Portfolio at value:
Private finance	$2,179,798	$100,769	$21,519	$—	$2,302,086
Commercial real estate finance	649,587	599	61,139	—	711,325
Investments in subsidiaries	136,681	—	5,768	(142,449)	—

Total portfolio at value	2,966,066	101,368	88,426	(142,449)	3,013,411

Deposits of proceeds from sales of borrowed Treasury securities	38,226	—	—	—	38,226
Accrued interest and dividends receivable	76,995	2,172	322	—	79,489
Other assets	33,927	3,023	35,762	—	72,712
Intercompany notes and receivables	68,444	5,727	15,338	(89,509)	—
Cash and cash equivalents	—	46,184	10,976	—	57,160

Total assets	$3,183,658	$158,474	$150,824	$(231,958)	$3,260,998

LIABILITIES AND SHAREHOLDERS’ EQUITY
Liabilities:
Notes payable and debentures	$987,068	$77,500	$—	$—	$1,064,568
Revolving line of credit	112,000	—	—	—	112,000
Obligations to replenish borrowed Treasury securities	38,226	—	—	—	38,226
Accounts payable and other liabilities	40,107	2,117	24,202	—	66,426
Intercompany notes and payables	26,479	25,085	37,945	(89,509)	—

Total liabilities	1,203,880	104,702	62,147	(89,509)	1,281,220

Commitments and contingencies
Shareholders’ equity:
Common stock	13	—	1	(1)	13
Additional paid-in capital	2,094,421	36,712	93,377	(130,089)	2,094,421
Common stock held in deferred compensation trust	(13,503)	—	—	—	(13,503)
Notes receivable from sale of common stock	(5,470)	—	—	—	(5,470)
Net unrealized appreciation (depreciation) on portfolio	(107,767)	(2,775)	1,258	1,517	(107,767)
Undistributed (distributions in excess of) earnings	12,084	19,835	(5,959)	(13,876)	12,084

Total shareholders’ equity	1,979,778	53,772	88,677	(142,449)	1,979,778

Total liabilities and shareholders’ equity	$3,183,658	$158,474	$150,824	$(231,958)	$3,260,998

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATING STATEMENT OF OPERATIONS

	For the Year Ended December 31, 2004

	Allied	Allied			Consolidated
	Capital	Investment	Others	Eliminations	Total

(in thousands)
Interest and Related Portfolio Income
Interest and dividends	$304,395	$10,551	$4,696	$—	$319,642
Intercompany interest	5,076	—	—	(5,076)	—
Loan prepayment premiums	4,834	528	140	—	5,502
Income from investments in wholly owned subsidiaries	(13,185)	—	—	13,185	—
Fees and other income	19,824	356	50,366	(28,600)	41,946

Total interest and related portfolio income	320,944	11,435	55,202	(20,491)	367,090

Expenses
Interest	68,628	7,015	7	—	75,650
Intercompany interest	—	190	4,886	(5,076)	—
Employee	17,293	—	23,435	—	40,728
Individual performance award	7,417	—	5,594	—	13,011
Administrative	46,129	112	17,045	(28,600)	34,686

Total operating expenses	139,467	7,317	50,967	(33,676)	164,075

Net investment income before income taxes	181,477	4,118	4,235	13,185	203,015
Income tax expense	1,072	1	984	—	2,057

Net investment income	180,405	4,117	3,251	13,185	200,958

Net Realized and Unrealized Gains (Losses)
Net realized gains (losses)	137,793	(20,990)	437	—	117,240
Net change in unrealized appreciation or depreciation	(68,712)	33,749	8,030	(41,779)	(68,712)

Total net gains (losses)	69,081	12,759	8,467	(41,779)	48,528

Net increase in net assets resulting from operations	$249,486	$16,876	$11,718	$(28,594)	$249,486

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATING STATEMENT OF CASH FLOWS

	For the Year Ended December 31, 2004

	Allied	Allied			Consolidated
	Capital	Investment	Others	Eliminations	Total

(in thousands)
Cash flows from operating activities
Net increase in net assets resulting from operations	$249,486	$16,876	$11,718	$(28,594)	$249,486
Adjustments
Portfolio investments	(1,438,867)	(19,978)	(13,551)	—	(1,472,396)
Principal collections related to investment repayments or sales	868,496	33,816	6,877	—	909,189
Change in accrued or reinvested interest and dividends	(54,289)	2,095	1	—	(52,193)
Net change in intercompany investments	(7,891)	20,415	661	(13,185)	—
Amortization of discounts and fees	(4,651)	(523)	(61)	—	(5,235)
Changes in other assets and liabilities	22,904	375	(4,563)	—	18,716
Depreciation and amortization	—	—	1,433	—	1,433
Notes or other securities received as consideration from sale of investments	(45,460)	(2,037)	—	—	(47,497)
Realized losses	123,818	26,631	13	—	150,462
Net change in unrealized appreciation or depreciation	68,712	(33,749)	(8,030)	41,779	68,712

Net cash provided by (used in) operating activities	(217,742)	43,921	(5,502)	—	(179,323)

Cash flows from financing activities
Sale of common stock	70,251	—	—	—	70,251
Sale of common stock upon the exercise of stock options	32,274	—	—	—	32,274
Collections of notes receivable from sale of common stock	13,162	—	—	—	13,162
Borrowings under notes payable and debentures	340,212	—	—	—	340,212
Repayments on notes payable and debentures	(214,000)	(17,000)	—	—	(231,000)
Net borrowings under (repayments on) revolving line of credit	112,000	—	—	—	112,000
Redemption of preferred stock	—	(7,000)	—	—	(7,000)
Purchase of common stock held in deferred compensation trust	(13,687)	—	—	—	(13,687)
Other financing activities	(3,004)	—	—	—	(3,004)
Common stock dividends and distributions paid	(290,830)	—	—	—	(290,830)
Preferred stock dividends paid	—	(52)	(10)	—	(62)

Net cash provided by (used in) financing activities	46,378	(24,052)	(10)	—	22,316

Net increase (decrease) in cash and cash equivalents	(171,364)	19,869	(5,512)	—	(157,007)
Cash and cash equivalents at beginning of year	171,364	26,315	16,488	—	214,167

Cash and cash equivalents at end of year	$—	$46,184	$10,976	$—	$57,160

Report of Independent Registered Public Accounting Firm

The Board of Directors
Allied Capital Corporation:

      Under date of March 14, 2005, we reported on the consolidated balance sheet of Allied Capital Corporation and subsidiaries as of December 31, 2004 and 2003, including the consolidated statement of investments as of December 31, 2004, and the related consolidated statements of operations, changes in net assets and cash flows, and the financial highlights (included in Note 15), for each of the years in the three-year period ended December 31, 2004, which are included in the registration statement on Form N-2. In connection with our audits of the aforementioned consolidated financial statements, we also audited the related financial statement schedule as of and for the year ended December 31, 2004. This financial statement schedule is the responsibility of the Company’s management. Our responsibility is to express an opinion on this financial statement schedule based on our audits.

      In our opinion, such financial statement schedule, when considered in relation to the basic consolidated financial statements taken as a whole, presents fairly, in all material respects the information set forth therein.

Washington, D.C.

March 14, 2005

Schedule 12-14

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

SCHEDULE OF INVESTMENTS IN AND ADVANCES TO AFFILIATES

		Amount of
		Interest or
		Dividends

PRIVATE FINANCE		Credited		December 31,			December 31,
Portfolio Company		to		2003	Gross	Gross	2004
(in thousands)	Investment(1)	Income(7)	Other(2)	Value	Additions(3)	Reductions(4)	Value

Companies More Than 25% Owned

ACE Products, Inc.	Loan	$245		$50	$—	$(50)	$—
(Industrial Products)	Common Stock			—	—	—	—

Acme Paging, L.P.	Loan(5)	—		4,496	135	(4,631)	—
(Telecommunications)	Equity Interests			2,586	—	(1,356)	1,230
	Common Stock			—	—	—	—

Advantage Sales Marketing, Inc.	Loan	3,724		—	59,729	—	59,729
(Business Services)	Debt Securities	11,844		—	125,498	—	125,498
	Common Stock			—	97,724	—	97,724

Alaris Consulting, LLC	Loan(5)	(64)		8,160	4,310	(7,807)	4,663
(Business Services)	Equity Interests			—	—	—	—

American Healthcare Services, Inc. and	Loan(5)	—		23,501	5,744	(25,020)	4,225
Affiliates	Debt Securities	—		8,684	—	(8,684)	—
(Healthcare Services)	Common Stock			—	—	—	—

Avborne, Inc.	Loan	272	177	2,863	—	(1,771)	1,092
(Business Services)	Preferred Stock			2,300	5,020	—	7,320
	Common Stock			—	—	—	—

Avborne Heavy Maintenance, Inc.	Preferred Stock			—	—	—	—
(Business Services)	Common Stock			—	—	—	—

Business Loan Express, LLC	Loan	2		—	10,000	(10,000)	—
(Financial Services)	Debt Securities	10,577		40,044	4,571	—	44,615
	Class A Equity Interests	12,676		47,800	6,062	—	53,862
	Class B Equity Interests*	14,750		99,386	14,750	(15,395)	98,741
	Class C Equity Interests		39	154,960	—	(16,972)	137,988

Callidus Capital Corporation	Loan	273		—	42,213	—	42,213
(Financial Services)	Loan	63		—	1,391	(1,325)	66
	Debt Securities	734		3,500	551	—	4,051
	Common Stock			1,768	1,832	—	3,600

Chickasaw Sales & Marketing, Inc.	Preferred Stock			—	1,000	(1,000)	—
(Consumer Services)	Common Stock			—	2,812	(2,812)	—

The Color Factory, Inc.	Loan	—		6,952	1,812	(8,764)	—
(Consumer Products)	Preferred Stock			—	—	—	—
	Common Stock			—	—	—	—

Fairchild Industrial Products Company	Loan	261		7,166	264	(392)	7,038
(Industrial Products)	Debt Securities	198		3,534	2,420	(2,121)	3,833
	Common Stock			—	2,841	(718)	2,123

Financial Pacific Company	Loan	4,987		—	68,473	—	68,473
(Financial Services)	Preferred Stock*	327		—	10,448	—	10,448
	Common Stock			—	14,819	—	14,819

ForeSite Towers, LLC	Equity Interests*	366		17,638	3,873	—	21,511
(Tower Leasing)

GAC Investments, Inc.	Loan(5)	—		—	11,000	(3,483)	7,517
(Broadcasting & Cable)	Common Stock			—	43,353	(43,353)	—

Global Communications, LLC	Loan	507		2,350	3,919	—	6,269
(Business Services)	Debt Securities	2,842		17,247	946	—	18,193
	Preferred Equity Interest			18,351	—	(3,742)	14,609
	Options			1,639	522	—	2,161

		Amount of
		Interest or
		Dividends

PRIVATE FINANCE		Credited		December 31,			December 31,
Portfolio Company		to		2003	Gross	Gross	2004
(in thousands)	Investment(1)	Income(7)	Other(2)	Value	Additions(3)	Reductions(4)	Value

Gordian Group, Inc.	Loan(5)	(19)	664	9,382	3,080	(5,081)	7,381
(Business Services)	Common Stock			4,000	3,435	(7,435)

HealthASPex, Inc.	Preferred Stock			700	—	—	700
(Business Services)	Preferred Stock			2,650	—	(897)	1,753
	Common Stock			—	—	—	—

The Hillman Companies, Inc.	Debt Securities	2,091		43,965	604	(44,569)	—
(Consumer Products)	Common Stock			190,577	—	(190,577)	—

HMT, Inc.	Debt Securities	1,478		9,186	128	—	9,314
(Energy Services)	Preferred Stock*	150		2,303	234	—	2,537
	Common Stock			4,264	—	(654)	3,610
	Warrants			1,641	—	(251)	1,390

Housecall Medical Resources, Inc.	Loan	2,668		15,242	368	—	15,610
(Healthcare Services)	Preferred Stock		3,889	3,889	—	(3,889)	—
	Common Stock			23,000	8,898	—	31,898

Impact Innovations Group, LLC	Equity Interests in Affiliate			—	15,528	(14,756)	772
(Business Services)	Warrants			—	—	—	—

Insight Pharmaceuticals Corporation	Senior Loan	21		—	66,115	—	66,115
(Consumer Products)	Loan	18		—	57,213	—	57,213
	Preferred Stock			—	25,000	—	25,000
	Common Stock			—	6,325	—	6,325

This schedule should be read in conjunction with the Company’s consolidated financial statements as of and for the year ended December 31, 2004, including the consolidated statement of investments and Note 3 to the consolidated financial statements. Note 3 includes additional information regarding activities in the private finance portfolio for the year ended December 31, 2004.

(1)	Common stock, preferred stock, warrants, options, and equity interests are generally non-income producing and restricted. The principal amount for loans and debt securities and the number of shares of common stock and preferred stock is shown in the consolidated statement of investments as of December 31, 2004.
(2)	Other includes interest, dividend, or other income which was applied to the principal of the investment and therefore reduced the total investment. These reductions are also included in the Gross Reductions for the investment, as applicable.
(3)	Gross additions include increases in the cost basis of investments resulting from new portfolio investments, paid-in-kind interest or dividends, the amortization of discounts and closing fees, and the exchange of one or more existing securities for one or more new securities. Gross additions also include net increases in unrealized appreciation or net decreases in unrealized depreciation.
(4)	Gross reductions include decreases in the cost basis of investments resulting from principal collections related to investment repayments or sales and the exchange of one or more existing securities for one or more new securities. Gross reductions also include net increases in unrealized depreciation or net decreases in unrealized appreciation.
(5)	Loan or debt security is on non-accrual status at December 31, 2004, and is therefore considered non-income producing. Loans or debt securities on non-accrual status at the end of the year may or may not have been on non-accrual status for the full year ended December 31, 2004.
(6)	Data is included for these companies less than 5% owned at December 31, 2004, as these companies were included in the companies 5% to 25% owned category during the past year, however, due to changes in affiliation status were classified in the less than 5% owned category at December 31, 2004.
(7)	Represents the total amount of interest or dividends credited to income for the portion of the year an investment was included in the companies more than 25% owned or companies 5% to 25% owned categories, respectively.

*	All or a portion of the dividend income on this investment was or will be paid in the form of additional securities. Dividends paid-in-kind are also included in the Gross Additions for the investment, as applicable.

		Amount of Interest
		or Dividends

PRIVATE FINANCE		Credited		December 31,			December 31,
Portfolio Company		to		2003	Gross	Gross	2004
(in thousands)	Investment(1)	Income(7)	Other(2)	Value	Additions(3)	Reductions(4)	Value

Jakel, Inc.	Loan(5)	$461		$2,062	$3,350	$—	$5,412
(Industrial Products)	Debt Securities(5)	1,007		7,770	560	—	8,330
	Preferred Stock			4,069	—	(3,233)	836
	Common Stock			—	—	—	—

Legacy Partners Group, LLC	Loan(5)	147		—	6,647	—	6,647
(Financial Service)	Debt Securities(5)	152		—	2,952	(1,056)	1,896
	Equity Interests			—	2,729	(2,729)	—

Litterer Beteiligungs-GmbH	Debt Securities	31		1,379	52	(716)	715
(Business Service)	Equity Interest			—	2,656	(60)	2,596

Maui Body Works, Inc.	Common Stock			—	2,500	(1,420)	1,080
(Healthcare Services)

Mercury Air Centers, Inc.	Senior Loan	1,470		—	20,000	—	20,000
(Business Services)	Loan	4,020		—	34,613	—	34,613
	Common Stock			—	31,214	—	31,214

MVL Group, Inc.	Loan	2,517		19,075	54	(3,473)	15,656
(Business Services)	Debt Securities	2,681		16,787	739	—	17,526
	Common Stock			643	9,157	—	9,800

Pennsylvania Avenue Investors, L.P.	Equity Interests			—	1,027	(235)	792
(Private Equity Fund)

Powell Plant Farms, Inc.	Loan	4,290		21,542	11,500	(9,850)	23,192
(Consumer Products)	Debt Securities(5)	—		11,692	—	(1,104)	10,588
	Preferred Stock			—	—	—	—
	Warrants			—	—	—	—

Redox Brands, Inc.	Loan	627		3,127	198	—	3,325
(Consumer Products)	Debt Securities	1,887		10,243	429	—	10,672
	Preferred Stock	458		6,965	4,699	—	11,664
	Warrants			584	—	—	584

Staffing Partners Holding Company, Inc.	Loan(5)	—		—	1,000	—	1,000
(Business Services)	Debt Securities(5)	216		5,794	290	—	6,084
	Preferred Stock			2,018	—	(57)	1,961
	Common Stock			—	—	—	—
	Warrants			—	—	—	—

Startec Global Communications	Loan	992		22,170	4,022	(9,671)	16,521
Corporation	Debt Securities	(649)		—	—	—	—
(Telecommunications)	Common Stock			—	37,255	(29,455)	7,800

STS Operating, Inc.	Preferred Stock	412		6,473	576	(773)	6,276
(Industrial Products)	Common Stock			3,700	5,932	—	9,632
	Options			—	—	—	—

Sure-Tel, Inc.	Preferred Stock			1,000	—	(1,000)	—
(Consumer Services)	Common Stock			320	—	(320)

Total companies more than 25% owned		$91,710					$1,359,641

Companies 5% to 25% Owned

Air Evac Lifeteam	Debt Securities	$2,455		$—	$39,964	$—	$39,964
(Healthcare Services)	Equity Interests			—	3,000	(1,908)	1,092

Aspen Pet Products, Inc.	Loans	3,558		17,675	1,109	—	18,784
(Consumer Products)	Preferred Stock			845	79	(27)	897
	Common Stock			—	—	—	—
	Warrants			—	—	—	—

Becker Underwood, Inc.	Loan	1,144		—	22,939	—	22,939
(Industrial Products)	Common Stock			—	5,000	—	5,000

Border Foods, Inc.	Loan	396		3,000	—	—	3,000
(Consumer Products)	Debt Securities	1,375		9,454	56	—	9,510
	Preferred Stock			2,000	—	—	2,000
	Common Stock			71	—	(71)	—
	Warrants			1,059	—	(1,059)	—

		Amount of Interest
		or Dividends

PRIVATE FINANCE		Credited		December 31,			December 31,
Portfolio Company		to		2003	Gross	Gross	2004
(in thousands)	Investment(1)	Income(7)	Other(2)	Value	Additions(3)	Reductions(4)	Value

CBA-Mezzanine Capital Finance, LLC	Loan	467		16,185	1,028	(17,213)	—
(Financial Services)

CorrFlex Graphics, LLC	Debt Securities	952		12,699	419	(13,118)	—
(Business Services)	Warrants			18,411	—	(18,411)	—
	Options			1,589	—	(1,589)	—

The Debt Exchange Inc.	Preferred Stock	75		1,250	207	—	1,457
(Business Services)

GFC Holdings, LLC	Warrants			—	800	(800)	—
(Business Services)

Liberty-Pittsburgh Systems, Inc.	Debt Securities	—		2,454	658	(3,112)	—
(Business Services)	Common Stock			—	—	—	—

MasterPlan, Inc.	Loan	147		959	245	—	1,204
(Business Services)	Common Stock			200	3,100	—	3,300

MedBridge Healthcare, LLC	Loan	208		—	11,311	—	11,311
(Healthcare Services)	Convertible
	Debenture(5)	—		—	1,015	(337)	678

MortgageRamp, Inc.	Common Stock			2,084	—	(1,181)	903
(Business Services)

This schedule should be read in conjunction with the Company’s consolidated financial statements as of and for the year ended December 31, 2004, including the consolidated statement of investments and Note 3 to the consolidated financial statements. Note 3 includes additional information regarding activities in the private finance portfolio for the year ended December 31, 2004.

(1)	Common stock, preferred stock, warrants, options, and equity interests are generally non-income producing and restricted. The principal amount for loans and debt securities and the number of shares of common stock and preferred stock is shown in the consolidated statement of investments as of December 31, 2004.
(2)	Other includes interest, dividend, or other income which was applied to the principal of the investment and therefore reduced the total investment. These reductions are also included in the Gross Reductions for the investment, as applicable.
(3)	Gross additions include increases in the cost basis of investments resulting from new portfolio investments, paid-in-kind interest or dividends, the amortization of discounts and closing fees, and the exchange of one or more existing securities for one or more new securities. Gross additions also include net increases in unrealized appreciation or net decreases in unrealized depreciation.
(4)	Gross reductions include decreases in the cost basis of investments resulting from principal collections related to investment repayments or sales and the exchange of one or more existing securities for one or more new securities. Gross reductions also include net increases in unrealized depreciation or net decreases in unrealized appreciation.
(5)	Loan or debt security is on non-accrual status at December 31, 2004, and is therefore considered non-income producing. Loans or debt securities on non-accrual status at the end of the year may or may not have been on non-accrual status for the full year ended December 31, 2004.
(6)	Data is included for these companies less than 5% owned at December 31, 2004, as these companies were included in the companies 5% to 25% owned category during the past year, however, due to changes in affiliation status were classified in the less than 5% owned category at December 31, 2004.
(7)	Represents the total amount of interest or dividends credited to income for the portion of the year an investment was included in the companies more than 25% owned or companies 5% to 25% owned categories, respectively.

*	All or a portion of the dividend income on this investment was or will be paid in the form of additional securities. Dividends paid-in-kind are also included in the Gross Additions for the investment, as applicable.

		Amount of Interest
		or Dividends

PRIVATE FINANCE		Credited		December 31,			December 31,
Portfolio Company		to		2003	Gross	Gross	2004
(in thousands)	Investment(1)	Income(7)	Other(2)	Value	Additions(3)	Reductions(4)	Value

Nexcel Synthetics, LLC	Loan	$2,158		$—	$10,211	$—	$10,211
(Consumer Products)	Equity Interests			—	1,690	(1,003)	687

Packaging Advantage Corporation	Debt Securities	1,800	75	14,350	456	(75)	14,731
(Business Services)	Common Stock			1,069	410	—	1,479
	Warrants			431	166	—	597

Pres Air Trol LLC	Debt Securities	582		—	6,521	(500)	6,021
(Industrial Products)	Equity Interests			—	1,323	(423)	900

Professional Paint, Inc.	Loan	736		4,976	346	(5,322)	—
(Consumer Products)	Debt Securities	3,428		24,258	1,566	(25,824)	—
	Preferred Stock	2,257		22,156	2,955	(25,111)	—
	Common Stock			5,500	—	(5,500)	—

Progressive International Corporation	Debt Securities	678		3,977	23	(4,000)	—
(Consumer Products)	Loan	658		—	7,221	—	7,221
	Preferred Stock			707	—	(121)	586
	Common Stock			668	—	(655)	13
	Warrants			—	—	—	—

Soteria Imaging Services, LLC	Loan	168		—	8,340	—	8,340
(Healthcare Services)	Equity Interests			—	2,114	—	2,114

Total Foam, Inc.	Debt Securities	—	52	105	—	(105)	—
(Industrial Products)	Common Stock			—	—	—	—

Universal Environmental Services, LLC	Loan	670		—	12,099	—	12,099
(Business Services)	Equity Interests			—	1,864	—	1,864

Total companies 5% to 25% owned							$188,902

Companies less than 5% owned (6)

Apogen Technologies Inc. (f/k/a	Debt Securities	90		4,978	4	—	4,982
Sidarus Holdings, Inc.)	Preferred Stock			980	2,175	—	3,155
(Business Services)	Common Stock			896	1,399	—	2,295
	Warrants			5	443	—	448

EDM Consulting, LLC	Debt Securities	—	1	218	—	(218)	—
(Business Services)	Equity Interests			—	—	—	—
	Loan	—		—	100	—	100

International Fiber Corporation	Debt Securities	1,502		22,828	510	(23,338)	—
(Industrial Products)	Common Stock			6,816	—	(6,816)	—
	Warrants			684	—	(684)	—
	Debt Securities			—	21,016	—	21,016
	Preferred Stock				2,500	—	2,500

Nobel Learning Communities, Inc.	Debt Securities	172		9,838	162	(10,000)	—
(Education)	Preferred Stock*	26		2,764	—	—	2,764
	Warrants			166	142	—	308

Total		$25,702

This schedule should be read in conjunction with the Company’s consolidated financial statements as of and for the year ended December 31, 2004, including the consolidated statement of investments and Note 3 to the consolidated financial statements. Note 3 includes additional information regarding activities in the private finance portfolio for the year ended December 31, 2004.

(1)	Common stock, preferred stock, warrants, options, and equity interests are generally non-income producing and restricted. The principal amount for loans and debt securities and the number of shares of common stock and preferred stock is shown in the consolidated statement of investments as of December 31, 2004.

(2)	Other includes interest, dividend, or other income which was applied to the principal of the investment and therefore reduced the total investment. These reductions are also included in the Gross Reductions for the investment, as applicable.

(3)	Gross additions include increases in the cost basis of investments resulting from new portfolio investments, paid-in-kind interest or dividends, the amortization of discounts and closing fees, and the exchange of one or more existing securities for one or more new securities. Gross additions also include net increases in unrealized appreciation or net decreases in unrealized depreciation.

(4)	Gross reductions include decreases in the cost basis of investments resulting from principal collections related to investment repayments or sales and the exchange of one or more existing securities for one or more new securities. Gross reductions also include net increases in unrealized depreciation or net decreases in unrealized appreciation.

(5)	Loan or debt security is on non-accrual status at December 31, 2004, and is therefore considered non-income producing. Loans or debt securities on non-accrual status at the end of the year may or may not have been on non-accrual status for the full year ended December 31, 2004.

(6)	Data is included for these companies less than 5% owned at December 31, 2004, as these companies were included in the companies 5% to 25% owned category during the past year, however, due to changes in affiliation status were classified in the less than 5% owned category at December 31, 2004.

(7)	Represents the total amount of interest or dividends credited to income for the portion of the year an investment was included in the companies more than 25% owned or companies 5% to 25% owned categories, respectively.

*	All or a portion of the dividend income on this investment was or will be paid in the form of additional securities. Dividends paid-in-kind are also included in the Gross Additions for the investment, as applicable.

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders

Allied Capital Corporation:

      We have reviewed the accompanying consolidated balance sheet of Allied Capital Corporation and subsidiaries, including the consolidated statement of investments, as of June 30, 2005, the related consolidated statements of operations for the three- and six-month periods ended June 30, 2005 and 2004, and the consolidated statements of changes in net assets and cash flows and the financial highlights (included in Note 13) for the six-month periods ended June 30, 2005 and 2004. These consolidated financial statements and financial highlights are the responsibility of the Company’s management.

      We conducted our reviews in accordance with standards of the Public Company Accounting Oversight Board (United States). A review of interim financial information consists principally of applying analytical procedures and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with standards of the Public Company Accounting Oversight Board (United States), the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.

      Based on our reviews, we are not aware of any material modifications that should be made to the consolidated financial statements and financial highlights referred to above for them to be in conformity with U.S. generally accepted accounting principles.

      We have previously audited, in accordance with standards of the Public Company Accounting Oversight Board (United States), the consolidated balance sheet of Allied Capital Corporation and subsidiaries as of December 31, 2004, and the related consolidated statements of operations, changes in net assets and cash flows (not presented herein), and the financial highlights (included in Note 13), for the year then ended; and in our report dated March 14, 2005, we expressed an unqualified opinion on those consolidated financial statements. In our opinion, the information set forth in the accompanying condensed consolidated balance sheet as of December 31, 2004, is fairly stated, in all material respects, in relation to the consolidated balance sheet from which it has been derived.

Washington, D.C.

August 5, 2005

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEET

	June 30,	December 31,
	2005	2004

(in thousands, except share and per share amounts)	(unaudited)
ASSETS
Portfolio at value:
Private finance
Companies more than 25% owned (cost: 2005-$1,328,737; 2004-$1,389,342)	$1,442,656	$1,359,641
Companies 5% to 25% owned (cost: 2005-$178,312; 2004-$194,750)	160,994	188,902
Companies less than 5% owned (cost: 2005-$995,095; 2004-$800,828)	966,885	753,543

Total private finance (cost: 2005-$2,502,144; 2004-$2,384,920)	2,570,535	2,302,086
Commercial real estate finance (cost: 2005-$145,969; 2004-$722,612)	143,801	711,325

Total portfolio at value (cost: 2005-$2,648,113; 2004-$3,107,532)	2,714,336	3,013,411

Deposits of proceeds from sales of borrowed Treasury securities	18,066	38,226
Accrued interest and dividends receivable	61,789	79,489
Other assets	81,333	72,712
Cash and cash equivalents	490,013	57,160

Total assets	$3,365,537	$3,260,998

LIABILITIES AND SHAREHOLDERS’ EQUITY
Liabilities:
Notes payable and debentures (maturing within one year: 2005-$150,000; 2004-$169,000)	$986,512	$1,064,568
Revolving line of credit	—	112,000
Obligations to replenish borrowed Treasury securities	18,066	38,226
Accounts payable and other liabilities	79,672	66,426

Total liabilities	1,084,250	1,281,220

Commitments and contingencies
Shareholders’ equity:
Common stock, $0.0001 par value, 200,000,000 shares authorized; 134,131,115 and 133,098,807 shares issued and outstanding at June 30, 2005, and December 31, 2004, respectively	13	13
Additional paid-in capital	2,120,529	2,094,421
Common stock held in deferred compensation trust	(17,479)	(13,503)
Notes receivable from sale of common stock	(5,270)	(5,470)
Net unrealized appreciation (depreciation) on portfolio	51,939	(107,767)
Undistributed (distributions in excess of) earnings	131,555	12,084

Total shareholders’ equity	2,281,287	1,979,778

Total liabilities and shareholders’ equity	$3,365,537	$3,260,998

Net asset value per common share	$17.01	$14.87

The accompanying notes are an integral part of these consolidated financial statements.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENT OF OPERATIONS

	For the Six Months
	Ended June 30,

	2005	2004
(in thousands, except per share amounts)

	(unaudited)
Interest and Related Portfolio Income:
Interest and dividends
Companies more than 25% owned	$58,450	$31,870
Companies 5% to 25% owned	11,518	12,245
Companies less than 5% owned	86,307	103,597

Total interest and dividends	156,275	147,712

Loan prepayment premiums
Companies more than 25% owned	—	—
Companies 5% to 25% owned	—	712
Companies less than 5% owned	2,530	3,305

Total loan prepayment premiums	2,530	4,017

Fees and other income
Companies more than 25% owned	12,758	12,795
Companies 5% to 25% owned	125	470
Companies less than 5% owned	9,438	4,271

Total fees and other income	22,321	17,536

Total interest and related portfolio income	181,126	169,265

Expenses:
Interest	39,379	37,096
Employee	38,333	24,275
Administrative	43,802	14,903

Total operating expenses	121,514	76,274

Net investment income before income taxes	59,612	92,991
Income tax expense (benefit), including excise tax	5,593	(544)

Net investment income	54,019	93,535

Net Realized and Unrealized Gains (Losses):
Net realized gains (losses)
Companies more than 25% owned	(17,485)	151,499
Companies 5% to 25% owned	4,708	35,696
Companies less than 5% owned	230,558	(12,742)

Total net realized gains	217,781	174,453
Net change in unrealized appreciation or depreciation	159,706	(152,338)

Total net gains	377,487	22,115

Net increase in net assets resulting from operations	$431,506	$115,650

Basic earnings per common share	$3.23	$0.90

Diluted earnings per common share	$3.17	$0.88

Weighted average common shares outstanding — basic	133,493	128,564

Weighted average common shares outstanding — diluted	135,982	131,620

The accompanying notes are an integral part of these consolidated financial statements.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

	For the Six Months
	Ended June 30,

	2005	2004
(in thousands, except per share amounts)

	(unaudited)
Operations:
Net investment income	$54,019	$93,535
Net realized gains	217,781	174,453
Net change in unrealized appreciation or depreciation	159,706	(152,338)

Net increase in net assets resulting from operations	431,506	115,650

Shareholder distributions:
Common stock dividends	(152,329)	(146,822)
Preferred stock dividends	—	(52)

Net decrease in net assets resulting from shareholder distributions	(152,329)	(146,874)

Capital share transactions:
Issuance of common stock for portfolio investments	7,200	3,227
Issuance of common stock upon the exercise of stock options	12,689	12,033
Issuance of common stock in lieu of cash distributions	4,163	2,964
Net decrease in notes receivable from sale of common stock	200	10,015
Purchase of common stock held in deferred compensation trust	(3,976)	(6,909)
Other	2,056	28

Net increase in net assets resulting from capital share transactions	22,332	21,358

Total increase (decrease) in net assets	301,509	(9,866)
Net assets at beginning of period	1,979,778	1,914,577

Net assets at end of period	$2,281,287	$1,904,711

Net asset value per common share	$17.01	$14.77

Common shares outstanding at end of period	134,131	128,960

The accompanying notes are an integral part of these consolidated financial statements.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENT OF CASH FLOWS

	For the Six Months
	Ended June 30,

	2005	2004
(in thousands)

	(unaudited)
Cash flows from operating activities:
Net increase in net assets resulting from operations	$431,506	$115,650
Adjustments
Portfolio investments	(647,248)	(737,227)
Principal collections related to investment repayments or sales	1,090,813	430,882
Change in accrued or reinvested interest and dividends	3,567	(26,147)
Amortization of discounts and fees	(3,334)	(2,490)
Changes in other assets and liabilities	8,136	(4,012)
Depreciation and amortization	963	820
Realized gains from the receipt of notes and other securities as consideration from sale of investments, net of collections	(916)	(49,117)
Realized losses	41,643	29,550
Net change in unrealized (appreciation) or depreciation	(159,706)	152,338

Net cash provided by (used in) operating activities	765,424	(89,753)

Cash flows from financing activities:
Sale of common stock upon the exercise of stock options	12,689	12,033
Collections of notes receivable from sale of common stock	200	10,015
Borrowings under notes payable and debentures	—	15,212
Repayments on notes payable and debentures	(76,700)	(119,000)
Net borrowings under (repayments on) revolving line of credit	(112,000)	208,500
Redemption of preferred stock	—	(7,000)
Purchase of common stock held in deferred compensation trust	(3,976)	(6,909)
Other financing activities	(1,958)	(572)
Common stock dividends and distributions paid	(150,826)	(143,859)
Preferred stock dividends paid	—	(52)

Net cash provided by (used in) financing activities	(332,571)	(31,632)

Net increase (decrease) in cash and cash equivalents	432,853	(121,385)
Cash and cash equivalents at beginning of period	57,160	214,167

Cash and cash equivalents at end of period	$490,013	$92,782

The accompanying notes are an integral part of these consolidated financial statements.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENT OF INVESTMENTS

		June 30, 2005

Private Finance
Portfolio Company		(unaudited)
(in thousands, except number of shares)	Investment(1)(2)	Principal	Cost	Value

Companies More Than 25% Owned

Acme Paging, L.P.(4)	Loan (6.8%, Due 12/07 – 1/08)(6)	$4,631	$4,631	$—
(Telecommunications)	Equity Interests		13,274	—
	Common Stock (4,656 shares)		27	—

Advantage Sales & Marketing, Inc.	Loan (12.0%, Due 9/09)	60,000	59,758	59,758
(Business Services)	Debt Securities (18.5%, Due 12/09)	127,716	127,716	127,716
	Common Stock (18,957,011 shares)		73,932	218,048

Alaris Consulting, LLC	Loan (16.1%, Due 12/05 – 12/07)(6)	24,850	24,877	3,209
(Business Services)	Equity Interests		5,165	—
	Guaranty ($1,100)

American Healthcare Services, Inc.	Loan (1.1%, Due 12/04 – 12/05)(6)	5,250	4,851	4,222
and Affiliates
(Healthcare Services)

Avborne, Inc.(7)	Preferred Stock (12,500 shares)		7,014	892
(Business Services)	Common Stock (27,500 shares)		—	—

Avborne Heavy Maintenance, Inc.(7)	Preferred Stock (1,568 shares)		—	—
(Business Services)	Common Stock (2,750 shares)		—	—

Business Loan Express, LLC	Class A Equity Interests	57,175	57,175	57,175
(Financial Services)	Class B Equity Interests		117,436	144,154
	Class C Equity Interests		109,301	138,690
	Guaranty ($107,720 — See Note 3)
	Standby Letters of Credit ($35,550 — See Note 3)

Callidus Capital Corporation	Loan (12.0%, Due 12/06)	1,301	1,301	1,301
(Financial Services)	Debt Securities (18.0%, Due 10/08)	4,424	4,424	4,424
	Common Stock (10 shares)		2,045	4,100

Fairchild Industrial Products	Loan (8.5%, Due 7/09)	6,297	6,297	6,297
Company	Debt Securities (12.1%, Due 7/09)	3,624	3,624	3,624
(Industrial Products)	Common Stock (2,000 shares)		2,841	19,576

(1) Interest rates represent the weighted average annual stated interest rate on loans and debt securities, which are presented by nature of indebtedness for a single issuer. The maturity dates represent the earliest and the latest maturity dates.
(2) Common stock, preferred stock, warrants, options, and equity interests are generally non-income producing and restricted.
(3) Public company.
(4) Non-U.S. company or principal place of business outside the U.S.
(5) Non-registered investment company.
(6) Loan or debt security is on non-accrual status and therefore is considered non-income producing.
(7) Avborne, Inc. and Avborne Heavy Maintenance, Inc. are affiliated companies.

The accompanying notes are an integral part of these consolidated financial statements.

		June 30, 2005

Private Finance
Portfolio Company		(unaudited)
(in thousands, except number of shares)	Investment(1)(2)	Principal	Cost	Value

Financial Pacific Company	Loan (17.4%, Due 2/12 – 8/12)	$69,478	$69,185	$69,185
(Financial Services)	Preferred Stock (10,964 shares)		10,276	11,896
	Common Stock (14,735 shares)		14,819	46,925

ForeSite Towers, LLC	Equity Interests		4,146	4,161
(Tower Leasing)

GAC Investments, Inc.	Common Stock (107 shares)		57,356	7,661
(Broadcasting & Cable)	Guaranty ($800)
	Standby Letter of Credit ($200)

Global Communications, LLC	Loan (14.5%, Due 12/03 – 12/06)(6)	6,393	6,393	6,393
(Business Services)	Debt Securities (13.0%, Due 9/02 – 9/05)(6)	18,446	18,443	18,443
	Preferred Equity Interest		14,067	14,233
	Options		1,639	—

Gordian Group, Inc.	Loan (10.0%, Due 12/05 – 12/08)(6)	11,392	11,430	4,618
(Business Services)	Common Stock (1,000 shares)		5,821	—

HealthASPex, Inc.	Preferred Stock (1,000,000 shares)		700	700
(Business Services)	Preferred Stock (1,451,380 shares)		4,900	1,341
	Common Stock (1,451,380 shares)		4	—

HMT, Inc.	Preferred Stock (554,052 shares)		2,637	2,637
(Energy Services)	Common Stock (300,000 shares)		3,000	3,899
	Warrants		1,155	1,501

Housecall Medical Resources, Inc.	Loan (16.8%, Due 11/07 – 11/09)	15,846	15,796	15,796
(Healthcare Services)	Common Stock (864,000 shares)		86	53,612

Impact Innovations Group, LLC (Business Services)	Equity Interests in Affiliate		—	772

Insight Pharmaceuticals Corporation	Loan (16.0%, Due 9/12)	57,791	57,528	57,528
(Consumer Products)	Preferred Stock (25,000 shares)		25,000	26,000
	Common Stock (6,200 shares)		6,325	442

Jakel, Inc.	Loan (15.5%, Due 3/08)(6)	5,412	5,412	—
(Industrial Products)	Debt Securities (15.5%, Due 3/08)(6)	8,330	8,330	—
	Preferred Stock (6,460 shares)		6,460	—
	Common Stock (158,061 shares)		9,347	—

Legacy Partners Group, LLC	Loan (14.0%, Due 5/09)(6)	7,646	7,646	5,552
(Financial Services)	Debt Securities (18.0%, Due 5/09)(6)	2,952	2,952	—
	Equity Interests		2,729	—

(1) Interest rates represent the weighted average annual stated interest rate on loans and debt securities, which are presented by nature of indebtedness for a single issuer. The maturity dates represent the earliest and the latest maturity dates.
(2) Common stock, preferred stock, warrants, options, and equity interests are generally non-income producing and restricted.
(3) Public company.
(4) Non-U.S. company or principal place of business outside the U.S.
(5) Non-registered investment company.
(6) Loan or debt security is on non-accrual status and therefore is considered non-income producing.

The accompanying notes are an integral part of these consolidated financial statements.

		June 30, 2005

Private Finance
Portfolio Company		(unaudited)
(in thousands, except number of shares)	Investment(1)(2)	Principal	Cost	Value

Litterer Beteiligungs-GmbH(4)	Debt Securities (8.0%, Due 3/07)	$633	$633	$633
(Business Services)	Equity Interest		1,756	2,234

Maui Body Works, Inc.	Common Stock (100 shares)		2,501	—
(Healthcare Services)

Mercury Air Centers, Inc.	Senior Loan (10.0%, Due 4/09)	23,500	23,500	23,500
(Business Services)	Loan (16.0%, Due 4/09)	38,908	38,735	38,735
	Common Stock (57,068 shares)		33,723	29,000
	Standby Letters of Credit ($1,322)

MVL Group, Inc.	Loan (12.9%, Due 7/09)	42,440	41,948	41,948
(Business Services)	Debt Securities (14.4%, Due 7/09)	18,266	17,793	17,793
	Common Stock (648,661 shares)		643	6,541

Pennsylvania Avenue Investors, L.P. (5)	Equity Interests		1,897	1,419
(Private Equity Fund)

Powell Plant Farms, Inc.	Loan (15.0%, Due 12/05)	29,940	21,092	21,092
(Consumer Products)	Debt Securities (20.0%, Due 6/03)(6)	19,291	19,224	10,392
	Preferred Stock (1,483 shares)		—	—
	Warrants		—	—

Redox Brands, Inc.	Preferred Stock (2,726,444 shares)		7,903	8,410
(Consumer Products)	Warrants		584	300

Service Champ, Inc.	Loan (15.5%, Due 4/12)	26,739	26,593	26,593
(Business Services)	Common Stock (63,888 Shares)		13,662	13,662

Staffing Partners Holding	Loan (13.5%, Due 10/06)(6)	940	940	940
Company, Inc.	Debt Securities (13.5%, Due 10/06)(6)	5,672	5,672	5,672
(Business Services)	Preferred Stock (439,600 shares)		4,968	731
	Common Stock (69,773 shares)		50	—
	Warrants		10	—

Startec Global Communications	Loan (10.0%, Due 5/07 – 5/09)	16,426	16,426	16,426
Corporation	Common Stock (19,180,000 shares)		37,255	4,993
(Telecommunications)

STS Operating, Inc.	Loan (15.3%, Due 3/12)	8,436	8,436	8,436
(Industrial Products)	Common Stock (3,000,000 shares)		3,522	16,725
	Options		—	—

Total companies more than 25% owned			$1,328,737	$1,442,656

Companies 5% to 25% Owned

Air Evac Lifeteam	Debt Securities (13.0%, Due 7/10)	$41,841	$41,677	$41,677
(Healthcare Services)	Equity Interests		3,941	3,127

Aspen Pet Products, Inc.	Loans (19.0%, Due 6/08)	19,453	19,361	19,361
(Consumer Products)	Preferred Stock (2,819 shares)		2,154	1,014
	Common Stock (1,400 shares)		140	—
	Warrants		—	—

(1) Interest rates represent the weighted average annual stated interest rate on loans and debt securities, which are presented by nature of indebtedness for a single issuer. The maturity dates represent the earliest and the latest maturity dates.
(2) Common stock, preferred stock, warrants, options, and equity interests are generally non-income producing and restricted.
(3) Public company.
(4) Non-U.S. company or principal place of business outside the U.S.
(5) Non-registered investment company.
(6) Loan or debt security is on non-accrual status and therefore is considered non-income producing.

The accompanying notes are an integral part of these consolidated financial statements.

		June 30, 2005

Private Finance
Portfolio Company		(unaudited)
(in thousands, except number of shares)	Investment(1)(2)	Principal	Cost	Value

Becker Underwood, Inc.	Loan (14.5%, Due 8/12)	$23,342	$23,239	$23,239
(Industrial Products)	Common Stock (4,364 shares)		5,000	4,000

Border Foods, Inc.	Loan (13.0%, Due 12/10)	3,000	3,000	1,193
(Consumer Products)	Debt Securities (13.0%, Due 12/10)	10,000	9,540	3,795
	Preferred Stock (50,919 shares)		2,000	—
	Common Stock (1,810 shares)		45	—
	Warrants		665	—

The Debt Exchange Inc.	Preferred Stock (921,875 shares)		1,250	2,226
(Business Services)

MedBridge Healthcare, LLC	Loan (5.1%, Due 8/09 – 8/14)	11,447	11,447	9,829
(Healthcare Services)	Convertible Debenture (2.0%, Due 8/14)(6)	2,985	1,000	—

Nexcel Synthetics, LLC	Loan (14.5%, Due 6/09)	10,430	10,397	10,397
(Consumer Products)	Equity Interests		1,708	450

Pres Air Trol LLC	Debt Securities (12.0%, Due 4/10)	6,265	5,947	5,947
(Industrial Products)	Equity Interests		1,338	319

Progressive International	Loan (16.0%, Due 12/09)	7,327	7,298	7,298
Corporation	Preferred Stock (500 shares)		500	778
(Consumer Products)	Common Stock (197 shares)		13	13
	Warrants		—	—

Soteria Imaging Services, LLC	Loan (12.1%, Due 11/10)	11,906	10,804	10,804
(Healthcare Services)	Equity Interests		2,140	2,226

Universal Environmental Services,	Loan (13.5%, Due 2/09)	12,150	12,105	12,105
LLC	Equity Interests		1,603	1,196
(Business Services)

Total companies 5% to 25% owned			$178,312	$160,994

Companies Less Than 5% Owned

Anthony, Inc.	Loan (12.5%, Due 9/11 – 9/12)	$14,596	$14,532	$14,532
(Industrial Products)

Apogen Technologies, Inc.	Debt Securities (13.0%, Due 1/10)	5,000	4,984	4,984
(Business Services)	Preferred Stock (270,008 shares)		2,700	3,354
	Common Stock (1,256,452 shares)		50	5,789
	Warrants		—	483

Autonomy Corporation PLC(3)(4)	Common Stock (302,667 shares)		1,298	1,271
(Business Services)

Benchmark Medical, Inc.	Debt Securities (14.0%, Due 12/08)	13,788	13,734	13,734
(Healthcare Services)	Warrants		18	18

BI Incorporated	Loan (14.0%, due 2/12)	16,040	15,964	15,964
(Business Services)

C&K Market, Inc.	Loan (13.0%, due 12/08)	14,472	14,406	14,406
(Retail)

(1) Interest rates represent the weighted average annual stated interest rate on loans and debt securities, which are presented by nature of indebtedness for a single issuer. The maturity dates represent the earliest and the latest maturity dates.
(2) Common stock, preferred stock, warrants, options, and equity interests are generally non-income producing and restricted.
(3) Public company.
(4) Non-U.S. company or principal place of business outside the U.S.
(5) Non-registered investment company.
(6) Loan or debt security is on non-accrual status and therefore is considered non-income producing.

The accompanying notes are an integral part of these consolidated financial statements.

		June 30, 2005

Private Finance
Portfolio Company		(unaudited)
(in thousands, except number of shares)	Investment(1)(2)	Principal	Cost	Value

Callidus Debt Partners	Class C Notes (12.9%, Due 12/13)	$18,800	$18,988	$18,988
CDO Fund I, Ltd.(4)	Class D Notes (17.0%, Due 12/13)	9,400	9,494	9,494
(Senior Debt CDO Fund)

Callidus Debt Partners	Preferred Shares (23,600,000 shares)		24,489	24,489
CLO Fund III, Ltd. (4)
(Senior Debt CLO Fund)

Camden Partners Strategic Fund II, L.P.(5)	Limited Partnership Interest		2,142	2,794
(Private Equity Fund)

Catterton Partners V, L.P.(5)	Limited Partnership Interest		2,335	2,168
(Private Equity Fund)

CBS Personnel Holdings, Inc.	Loan (14.5%, Due 12/09)	20,357	20,272	20,272
(Business Services)

Colibri Holding Corporation	Debt Securities (12.5%, Due 9/08)	3,750	3,516	3,516
(Consumer Products)	Preferred Stock (459 shares)		523	875
	Common Stock (3,362 shares)		1,250	452
	Warrants		290	105

Community Education Centers, Inc.	Loan (15.0%, Due 12/10)	31,729	31,603	31,603
(Education Services)

Component Hardware Group, Inc.	Preferred Stock (18,000 shares)		2,605	2,763
(Industrial Products)	Common Stock (2,000 shares)		200	500

Cooper Natural Resources, Inc.	Debt Securities (0%, Due 11/07)	1,170	1,170	1,062
(Industrial Products)	Preferred Stock (6,316 shares)		1,424	—
	Warrants		830	—

Coverall North America, Inc.	Loan (14.6%, Due 2/11)	26,958	26,906	26,906
(Business Services)	Preferred Stock (6,500 shares)		6,500	6,659
	Warrants		2,950	3,400

DCS Business Services, Inc.	Common Stock (478,816 shares)		734	2,500
(Business Services)

Drilltec Patents & Technologies	Loan (10.0%, Due 8/06)(6)	10,994	10,918	—
Company, Inc.	Debt Securities (15.8%, Due 8/06)(6)	1,500	1,500	—
(Energy Services)

eCentury Capital Partners, L.P.(5)	Limited Partnership Interest		5,024	—
(Private Equity Fund)

EDM Consulting, LLC	Loan (6.0%, Due 12/06)(6)	100	100	85
(Business Services)

Elexis Beta GmbH(4)	Options		426	50
(Industrial Products)

Frozen Specialties, Inc.	Warrants		435	530
(Consumer Products)

(1) Interest rates represent the weighted average annual stated interest rate on loans and debt securities, which are presented by nature of indebtedness for a single issuer. The maturity dates represent the earliest and the latest maturity dates.
(2) Common stock, preferred stock, warrants, options, and equity interests are generally non-income producing and restricted.
(3) Public company.
(4) Non-U.S. company or principal place of business outside the U.S.
(5) Non-registered investment company.
(6) Loan or debt security is on non-accrual status and therefore is considered non-income producing.

The accompanying notes are an integral part of these consolidated financial statements.

		June 30, 2005

Private Finance
Portfolio Company		(unaudited)
(in thousands, except number of shares)	Investment(1)(2)	Principal	Cost	Value

Garden Ridge Corporation (Retail)	Loan (7.0%, Due 5/12)(6)	$22,500	$22,500	$14,985

Geotrace Technologies, Inc.	Debt Securities (12.0%, Due 6/09)	18,400	16,468	16,468
(Energy Services)	Warrants		2,350	2,350

Ginsey Industries, Inc.	Loans (12.5%, Due 3/06)	4,105	4,105	4,105
(Consumer Products)

Grant Broadcasting Systems II	Loan (5.0%, Due 6/09)	2,756	2,756	2,756
(Broadcasting & Cable)

Grotech Partners, VI, L.P.(5)	Limited Partnership Interest		6,451	4,094
(Private Equity Fund)

Haven Eldercare of New England, LLC(8)	Loans (9.3%, Due 10/05)(6)	46,671	46,670	45,022
(Healthcare Services)

Haven Healthcare Management, LLC(8)	Loan (18.0% Due 8/06)(6)	5,817	5,817	4,721
(Healthcare Services)

The Hillman Companies, Inc.(3)	Loan (13.5%, Due 9/11)	43,509	43,308	43,308
(Consumer Products)

Homax Holdings, Inc.	Debt (12.0%, Due 8/11)	14,000	12,973	12,973
(Consumer Products)	Preferred Stock (89 shares)		89	82
	Common Stock (28 shares)		6	6
	Warrants		1,106	1,333

Icon International, Inc.	Common Stock (25,707 shares)		76	—
(Business Services)

Interline Brands, Inc.(3)	Common Stock (152,371 shares)		2,294	2,896
(Business Services)

International Fiber Corporation	Debt Securities (14.0%, Due 6/12)	21,328	21,236	21,236
(Industrial Products)	Preferred Stock (25,000 shares)		2,500	2,100

MedAssets, Inc.	Preferred Stock (227,865 shares)		2,049	2,807
(Business Services)	Warrants		136	90

Meineke Car Care Centers, Inc.	Senior Loan (6.9%, Due 6/11)	28,000	27,852	27,852
(Business Services)	Loan (11.0%, Due 6/12)	55,000	54,729	54,729
	Debt Securities (15.0%, Due 6/13)	17,000	16,916	16,916
	Common Stock (10,696,308 shares)(9)		26,985	26,985
	Warrants		—	—

(1) Interest rates represent the weighted average annual stated interest rate on loans and debt securities, which are presented by nature of indebtedness for a single issuer. The maturity dates represent the earliest and the latest maturity dates.
(2) Common stock, preferred stock, warrants, options, and equity interests are generally non-income producing and restricted.
(3) Public company.
(4) Non-U.S. company or principal place of business outside the U.S.
(5) Non-registered investment company.
(6) Loan or debt security is on non-accrual status and therefore is considered non-income producing.
(8) Haven Eldercare of New England, LLC and Haven Healthcare Management, LLC are affiliated companies.
(9) Common stock is non-voting. In addition to non-voting stock ownership, the Company has an option to acquire a majority of the voting securities of the portfolio company at fair market value.

The accompanying notes are an integral part of these consolidated financial statements.

		June 30, 2005

Private Finance
Portfolio Company		(unaudited)
(in thousands, except number of shares)	Investment(1)(2)	Principal	Cost	Value

MHF Logistical Solutions, Inc.	Senior Loan (10.5%, Due 5/11)	$23,000	$22,887	$22,887
(Business Services)	Preferred Stock (431 shares)		431	431
	Common Stock (1,438 shares)		144	144

Mid-Atlantic Venture Fund IV, L.P.(5)	Limited Partnership Interest		6,600	3,287
(Private Equity Fund)

Mogas Energy, LLC (Energy Services)	Debt Securities (9.5%, Due 3/12 – 4/12)	17,227	15,773	15,773
	Warrants		1,774	2,800

MortgageRamp, Inc.	Common Stock (772,000 shares)		3,860	306
(Business Services)

Nobel Learning Communities,	Preferred Stock (1,214,356 shares)		2,764	2,564
Inc.(3)	Warrants		575	893
(Education)

Norwesco, Inc.	Loan (14.0%, Due 12/11)	15,000	14,930	14,930
(Industrial Products)

Novak Biddle Venture Partners III, L.P.(5)	Limited Partnership Interest		1,399	1,457
(Private Equity Fund)

Oahu Waste Services, Inc.	Stock Appreciation Rights		239	580
(Business Services)

Onyx Television GmbH(4)	Preferred Units		201	—
(Broadcasting & Cable)

Opinion Research Corporation(3)	Warrants		996	800
(Business Services)

Oriental Trading Company, Inc.	Common Stock (13,820 shares)		—	5,200
(Consumer Products)

Packaging Advantage Corporation	Debt Securities (18.5%, Due 7/06)	15,439	14,731	11,134
(Business Services)	Common Stock (232,168 shares)		2,386	—
	Warrants		963	—

Pro Mach, Inc.	Loan (13.8%, Due 6/12)	19,107	19,020	19,020
(Industrial Products)	Equity Interests		1,500	1,200

RadioVisa Corporation	Loan (15.5%, Due 12/08)	26,484	26,378	26,378
(Broadcasting & Cable)

Red Hawk Industries, LLC	Senior Loan (11.0%, Due 4/11)	28,000	27,866	27,866
(Business Services)	Loan (11.0%, Due 4/11)	8,200	8,136	8,136

Resun Leasing, Inc.	Loan (15.5%, Due 11/07)	30,000	30,000	30,000
(Business Services)

S.B. Restaurant Company	Debt Securities (15.0%, Due 11/08)	17,885	17,395	17,395
(Retail)	Preferred Stock (54,125 shares)		135	135
	Warrants		619	619

SBBUT, LLC	Equity Interests		85	85
(Consumer Products)

(1) Interest rates represent the weighted average annual stated interest rate on loans and debt securities, which are presented by nature of indebtedness for a single issuer. The maturity dates represent the earliest and the latest maturity dates.
(2) Common stock, preferred stock, warrants, options, and equity interests are generally non-income producing and restricted.
(3) Public company.
(4) Non-U.S. company or principal place of business outside the U.S.
(5) Non-registered investment company.
(6) Loan or debt security is on non-accrual status and therefore is considered non-income producing.

The accompanying notes are an integral part of these consolidated financial statements.

		June 30, 2005

Private Finance
Portfolio Company		(unaudited)
(in thousands, except number of shares)	Investment(1)(2)	Principal	Cost	Value

Soff-Cut Holdings, Inc.	Preferred Stock (300 shares)		$300	$—
(Industrial Products)	Common Stock (2,000 shares)		200	—

SPP Mezzanine Fund, L.P.(5)	Limited Partnership Interest		2,199	2,093
(Private Equity Fund)

SunStates Refrigerated Services,	Loan (0%, Due 1/05)(6)	$15	15	—
Inc.
(Warehouse Facilities)

Tradesmen International, Inc.	Debt Securities (12.0%, Due 12/09)	15,000	14,257	14,257
(Business Services)	Warrants		710	710

United Site Services, Inc.	Loan (13.0%, Due 6/10 – 12/10)	54,107	53,851	53,851
(Business Services)	Common Stock (160,588 shares)		1,000	1,000

Universal Tax Systems, Inc.	Loan (14.5%, Due 7/11)	18,828	18,748	18,748
(Business Services)

Updata Venture Partners II, L.P.(5)	Limited Partnership Interest		5,075	4,876
(Private Equity Fund)

Venturehouse-Cibernet Investors, LLC	Equity Interest		34	34
(Business Services)

Venturehouse Group, LLC(5)	Equity Interest		598	403
(Private Equity Fund)

VICORP Restaurants, Inc.(3)	Warrants		33	814
(Retail)

Walker Investment Fund II, LLLP(5)	Limited Partnership Interest		1,330	709
(Private Equity Fund)

Wear Me Apparel Corporation	Debt Securities (15.0%, Due 12/10)	45,000	43,741	43,741
(Consumer Products)	Warrants		1,219	550

Weston Solutions, Inc.	Loan (17.3%, Due 6/10)	7,350	7,325	7,325
(Business Services)

Wilshire Restaurant Group, Inc.	Debt Securities (20.0%, Due 6/07)(6)	19,107	18,566	18,954
(Retail)	Warrants		735	735

Wilton Industries, Inc.	Loan (19.3%, Due 6/08)	7,200	7,200	7,200
(Consumer Products)

Woodstream Corporation	Loan (12.8%, Due 8/12 – 2/13)	31,101	31,052	31,052
(Consumer Products)	Common Stock (180 shares)		673	1,869
	Warrants		—	1,631

Other companies	Other investments	484	542	530
	Other investments(6)	223	223	223
	Guaranty ($153)

Total companies less than 5% owned			$995,095	$966,885

Total private finance (117 portfolio companies)			$2,502,144	$2,570,535

(1) Interest rates represent the weighted average annual stated interest rate on loans and debt securities, which are presented by nature of indebtedness for a single issuer. The maturity dates represent the earliest and the latest maturity dates.
(2) Common stock, preferred stock, warrants, options, and equity interests are generally non-income producing and restricted.
(3) Public company.
(4) Non-U.S. company or principal place of business outside the U.S.
(5) Non-registered investment company.
(6) Loan or debt security is on non-accrual status and therefore is considered non-income producing.

The accompanying notes are an integral part of these consolidated financial statements.

Commercial Real Estate Finance
(in thousands, except number of loans)

			June 30, 2005

	Interest	Number of	(unaudited)
	Rate Ranges	Loans	Cost	Value

Commercial Mortgage Loans
	Up to 6.99%	7	$43,274	$42,954
	7.00%–8.99%	26	50,785	48,547
	9.00%–10.99%	3	10,745	10,656
	11.00%–12.99%	1	7,822	7,666
	13.00%–14.99%	1	2,297	2,297
	15.00% and above	2	3,970	3,970

Total commercial mortgage loans(10)		40	$118,893	$116,090

Real Estate Owned			$13,985	$16,655

Equity Interests(2)
Companies more than 25% owned (Guarantees — $7,054)			$13,091	$9,123
Companies less than 5% owned			—	1,933

Total equity interests			$13,091	$11,056

Total commercial real estate finance			$145,969	$143,801

Total portfolio			$2,648,113	$2,714,336

(1) Interest rates represent the weighted average annual stated interest rate on loans and debt securities, which are presented by nature of indebtedness for a single issuer. The maturity dates represent the earliest and the latest maturity dates.
(2) Common stock, preferred stock, warrants, options, and equity interests are generally non-income producing and restricted.
(3) Public company.
(4) Non-U.S. company or principal place of business outside the U.S.
(5) Non-registered investment company.
(10) Commercial mortgage loans totaling $17.8 million were on non-accrual status and therefore were considered non-income producing.

The accompanying notes are an integral part of these consolidated financial statements.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(Information at and for the three and six months ended June 30, 2005 and 2004 is unaudited)

Note 1. Organization

      Allied Capital Corporation, a Maryland corporation, is a closed-end management investment company that has elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940 (“1940 Act”). Allied Capital Corporation (“ACC”) has a subsidiary that has also elected to be regulated as a BDC, Allied Investment Corporation (“Allied Investment”), which is licensed under the Small Business Investment Act of 1958 as a Small Business Investment Company (“SBIC”). In addition, ACC has a real estate investment trust subsidiary, Allied Capital REIT, Inc. (“Allied REIT”), and several subsidiaries which are single member limited liability companies established primarily to hold real estate properties. ACC also has a subsidiary, A.C. Corporation (“AC Corp”), that provides diligence and structuring services on private finance and commercial real estate finance transactions, as well as structuring, transaction, management, consulting and other services to the Company and its portfolio companies.

      Allied Capital Corporation and its subsidiaries, collectively, are referred to as the “Company.”

      In accordance with specific rules prescribed for investment companies, subsidiaries hold investments on behalf of the Company or provide substantial services to the Company. Portfolio investments are held for purposes of deriving investment income and future capital gains. The Company consolidates the results of its subsidiaries for financial reporting purposes. The financial results of the Company’s portfolio investments are not consolidated in the Company’s financial statements.

      The investment objective of the Company is to achieve current income and capital gains. In order to achieve this objective, the Company has primarily invested in companies in a variety of industries.

Note 2. Summary of Significant Accounting Policies

  Basis of Presentation

      The consolidated financial statements include the accounts of ACC and its subsidiaries. All intercompany accounts and transactions have been eliminated in consolidation. Certain reclassifications have been made to the 2004 balances to conform with the 2005 financial statement presentation.

      The accompanying unaudited consolidated financial statements of the Company have been prepared in accordance with U.S. generally accepted accounting principles (“GAAP”) for interim financial information. Accordingly, they do not include all of the information and footnotes required by GAAP for complete consolidated financial statements. In the opinion of management, the unaudited consolidated financial results of the Company included herein contain all adjustments (consisting of only normal recurring accruals) necessary to present fairly the financial position of the Company as of June 30, 2005, the results of operations for the three and six months ended June 30, 2005 and 2004, and changes in net assets and cash flows for the six months ended June 30, 2005 and 2004. The results of operations for the three and six months ended June 30, 2005, are not necessarily indicative of the operating results to be expected for the full year.

      The private finance portfolio and the interest and related portfolio income and net realized gains (losses) on the private finance portfolio are presented in three categories: companies more than 25%

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Note 2. Summary of Significant Accounting Policies, continued

owned, which represent portfolio companies where the Company directly or indirectly owns more than 25% of the outstanding voting securities of such portfolio company and, therefore, are deemed controlled by the Company under the 1940 Act; companies owned 5% to 25%, which represent portfolio companies where the Company directly or indirectly owns 5% to 25% of the outstanding voting securities of such portfolio company or where the Company holds one or more seats on the portfolio company’s board of directors and, therefore, are deemed to be an affiliated person under the 1940 Act; and companies less than 5% owned which represent portfolio companies where the Company directly or indirectly owns less than 5% of the outstanding voting securities of such portfolio company and where the Company has no other affiliations with such portfolio company. The interest and related portfolio income and net realized gains (losses) from the commercial real estate finance portfolio and other sources are included in the companies less than 5% owned category on the consolidated statement of operations.

      In the ordinary course of business, the Company enters into transactions with portfolio companies that may be considered related party transactions.

Valuation Of Portfolio Investments

      The Company, as a BDC, has invested in illiquid securities including debt and equity securities of companies, non-investment grade CMBS, and the bonds and preferred shares of CDOs. The Company’s investments are generally subject to restrictions on resale and generally have no established trading market. The Company values substantially all of its investments at fair value as determined in good faith by the Board of Directors in accordance with the Company’s valuation policy. The Company determines fair value to be the amount for which an investment could be exchanged in an orderly disposition over a reasonable period of time between willing parties other than in a forced or liquidation sale. The Company’s valuation policy considers the fact that no ready market exists for substantially all of the securities in which it invests. The Company’s valuation policy is intended to provide a consistent basis for determining the fair value of the portfolio. The Company will record unrealized depreciation on investments when it believes that an investment has become impaired, including where collection of a loan or realization of an equity security is doubtful, or when the enterprise value of the portfolio company does not currently support the cost of the Company’s debt or equity investments. Enterprise value means the entire value of the company to a potential buyer, including the sum of the values of debt and equity securities used to capitalize the enterprise at a point in time. The Company will record unrealized appreciation if it believes that the underlying portfolio company has appreciated in value and the Company’s equity security has also appreciated in value. The value of investments in publicly traded securities is determined using quoted market prices discounted for restrictions on resale, if any.

Loans and Debt Securities

      For loans and debt securities, fair value generally approximates cost unless the borrower’s enterprise value, overall financial condition or other factors lead to a determination of fair value at a different amount.

      When the Company receives nominal cost warrants or free equity securities (“nominal cost equity”), the Company allocates its cost basis in its investment between its debt securities and its

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Note 2. Summary of Significant Accounting Policies, continued

nominal cost equity at the time of origination. At that time, the original issue discount basis of the nominal cost equity is recorded by increasing the cost basis in the equity and decreasing the cost basis in the related debt securities.

      Interest income is recorded on an accrual basis to the extent that such amounts are expected to be collected. For loans and debt securities with contractual payment-in-kind interest, which represents contractual interest accrued and added to the loan balance that generally becomes due at maturity, the Company will not accrue payment-in-kind interest if the portfolio company valuation indicates that the payment-in-kind interest is not collectible. Interest on loans and debt securities is not accrued if the Company has doubt about interest collection. Loans in workout status that are classified as Grade 4 or 5 assets under the Company’s internal grading system do not accrue interest. In addition, interest may not accrue on loans or debt securities to portfolio companies that are more than 50% owned by the Company depending on such company’s capital requirements. Loan origination fees, original issue discount, and market discount are capitalized and then amortized into interest income using the effective interest method. Upon the prepayment of a loan or debt security, any unamortized loan origination fees are recorded as interest income and any unamortized original issue discount or market discount is recorded as a realized gain. Prepayment premiums are recorded on loans and debt securities when received.

      The weighted average yield on loans and debt securities is computed as the (a) annual stated interest plus the annual amortization of loan origination fees, original issue discount, and market discount on accruing loans and debt securities less the annual amortization of loan origination costs, divided by (b) total loans and debt securities at value. The weighted average yield is computed as of the balance sheet date.

Equity Securities

      The Company’s equity securities in portfolio companies for which there is no liquid public market are valued at fair value based on the enterprise value of the portfolio company, which is determined using various factors, including cash flow from operations of the portfolio company and other pertinent factors, such as recent offers to purchase a portfolio company, recent transactions involving the purchase or sale of the portfolio company’s equity securities, or other liquidation events. The determined equity values are generally discounted to account for restrictions on resale or minority ownership positions.

      The value of the Company’s equity securities in public companies for which market quotations are readily available is based on the closing public market price on the balance sheet date. Securities that carry certain restrictions on sale are typically valued at a discount from the public market value of the security.

      Dividend income on preferred equity securities is recorded as dividend income on an accrual basis to the extent that such amounts are expected to be collected and to the extent that the Company has the option to receive the dividend in cash. Dividend income on common equity securities is recorded on the record date for private companies or on the ex-dividend date for publicly traded companies.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Note 2. Summary of Significant Accounting Policies, continued

Commercial Mortgage-Backed Securities (“CMBS”) and Collateralized Debt Obligations (“CDO”)

      On May 3, 2005, the Company completed the sale of its portfolio of CMBS bonds and CDO bonds and preferred shares. See Note 3.

      Prior to the sale on May 3, 2005, CMBS bonds and CDO bonds and preferred shares were carried at fair value, which was based on a discounted cash flow model that utilized prepayment and loss assumptions based on historical experience and projected performance, economic factors, the characteristics of the underlying cash flow, and comparable yields for similar CMBS bonds and CDO bonds and preferred shares, when available. The Company recognized unrealized appreciation or depreciation on its CMBS bonds and CDO bonds and preferred shares as comparable yields in the market changed and/or based on changes in estimated cash flows resulting from changes in prepayment or loss assumptions in the underlying collateral pool. The Company determined the fair value of its CMBS bonds and CDO bonds and preferred shares on an individual security-by-security basis.

      The Company recognized income from the amortization of original issue discount using the effective interest method, using the anticipated yield over the projected life of the investment. Yields were revised when there were changes in actual and estimated prepayment speeds or actual and estimated credit losses. Changes in estimated yield were recognized as an adjustment to the estimated yield over the remaining life of the CMBS bonds and CDO bonds and preferred shares from the date the estimated yield was changed.

Net Realized Gains or Losses and Net Change in Unrealized Appreciation or Depreciation

      Realized gains or losses are measured by the difference between the net proceeds from the repayment or sale and the cost basis of the investment without regard to unrealized appreciation or depreciation previously recognized, and include investments charged off during the year, net of recoveries. Net change in unrealized appreciation or depreciation reflects the change in portfolio investment values during the reporting period, including the reversal of previously recorded unrealized appreciation or depreciation when gains or losses are realized.

Fee Income

      Fee income includes fees for guarantees and services rendered by the Company to portfolio companies and other third parties such as diligence, structuring, transaction services, management and consulting services, and other services. Guaranty fees are generally recognized as income over the related period of the guaranty. Diligence, structuring, and transaction services fees are generally recognized as income when services are rendered or when the related transactions are completed. Management, consulting and other services fees are generally recognized as income as the services are rendered.

Guarantees

      The Company accounts for guarantees under FASB Interpretation No. 45, Guarantor’s Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebted-

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Note 2. Summary of Significant Accounting Policies, continued

ness of Others (the “Interpretation”). In accordance with the Interpretation, guarantees meeting the characteristics described in the Interpretation, and issued or modified after December 31, 2002, are recognized at fair value at inception. However, certain guarantees are excluded from the initial recognition provisions of the Interpretation. See Note 5 for disclosures related to the Company’s guarantees.

Financing Costs

      Debt financing costs are based on actual costs incurred in obtaining debt financing and are deferred and amortized as part of interest expense over the term of the related debt instrument. Costs associated with the issuance of common stock, such as underwriting, accounting and legal fees, and printing costs are recorded as a reduction to the proceeds from the sale of common stock.

Cash and Cash Equivalents

      Cash and cash equivalents include cash in banks and all highly liquid investments with original maturities of three months or less.

Dividends to Shareholders

      Dividends to shareholders are recorded on the record date.

Stock Compensation Plans

      The Company has a stock-based employee compensation plan. The Company accounts for this plan under the recognition and measurement principles of APB Opinion No. 25, Accounting for Stock Issued to Employees, and related interpretations. No stock-based employee compensation cost is reflected in net increase in net assets resulting from operations, as all options granted under this plan had an exercise price equal to the market value of the underlying common stock on the date of grant. The following table illustrates the effect on net increase in net assets resulting from operations and earnings per share if the Company had applied the fair value recognition provisions of FASB

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Note 2. Summary of Significant Accounting Policies, continued

Statement No. 123, Accounting for Stock-Based Compensation, to stock-based employee compensation for the three and six months ended June 30, 2005 and 2004.

	For the Three		For the Six
	Months Ended		Months Ended
	June 30,		June 30,

	2005	2004	2005	2004
(in thousands, except per share amounts)
Net increase in net assets resulting from operations as reported	$311,885	$95,342	$431,506	$115,650
Less total stock-based employee compensation expense determined under fair value based method for all awards, net of related tax effects	(4,109)	(7,543)	(6,964)	(10,596)

Pro forma net increase in net assets resulting from operations	307,776	87,799	424,542	105,054
Less preferred stock dividends	—	(7)	—	(52)

Pro forma net income available to common shareholders	$307,776	$87,792	$424,542	$105,002

Basic earnings per common share:
As reported	$2.33	$0.74	$3.23	$0.90
Pro forma	$2.30	$0.68	$3.18	$0.82
Diluted earnings per common share:
As reported	$2.29	$0.73	$3.17	$0.88
Pro forma	$2.26	$0.67	$3.12	$0.80

      Pro forma expenses are based on the underlying value of the options granted by the Company. The fair value of each option grant is estimated on the date of grant using the Black-Scholes option pricing model and expensed over the vesting period. The following weighted average assumptions were used to calculate the fair value of options granted during the three and six months ended June 30, 2005 and 2004:

	For the Three		For the Six
	Months Ended		Months Ended
	June 30,		June 30,

	2005	2004	2005	2004

Risk-free interest rate	4.1%	3.8%	4.1%	2.9%
Expected life in years	5.0	5.0	5.0	5.0
Expected volatility	35.5%	37.0%	35.5%	37.0%
Dividend yield	9.0%	9.0%	9.0%	8.8%
Weighted average fair value per option	$3.87	$3.82	$3.87	$4.19

Federal and State Income Taxes and Excise Tax

      The Company intends to comply with the requirements of the Internal Revenue Code (“Code”) that are applicable to regulated investment companies (“RIC”) and real estate investment trusts (“REIT”). The Company and its subsidiaries that qualify as a RIC or a REIT intend to distribute or retain through a deemed distribution all of their annual taxable income to shareholders; therefore, the

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Note 2. Summary of Significant Accounting Policies, continued

Company has made no provision for regular corporate income taxes for these entities. AC Corp is a corporation subject to federal and state income taxes and records a benefit or expense for income taxes as appropriate.

      If the Company does not distribute at least 98% of its annual taxable income in the year earned, the Company will generally be subject to a 4% excise tax on such income spilled over for distribution in the following year. To the extent that the Company determines that its estimated current year annual taxable income will be in excess of estimated current year dividend distributions, the Company accrues excise taxes, if any, on estimated excess taxable income as taxable income is earned using an annual effective excise tax rate. The annual effective excise tax rate is determined by dividing the estimated annual excise tax by the estimated annual taxable income.

Per Share Information

      Basic earnings per common share is calculated using the weighted average number of common shares outstanding for the period presented. Diluted earnings per common share reflects the potential dilution that could occur if options to issue common stock were exercised into common stock. Earnings per share is computed after subtracting dividends on preferred shares.

Use of Estimates in the Preparation of Financial Statements

      The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from these estimates.

      The consolidated financial statements include portfolio investments at value of $2.7 billion and $3.0 billion at June 30, 2005, and December 31, 2004, respectively. At June 30, 2005, and December 31, 2004, 80% and 92%, respectively, of the Company’s total assets represented portfolio investments whose fair values have been determined by the Board of Directors in good faith in the absence of readily available market values. Because of the inherent uncertainty of valuation, the Board of Directors’ determined values may differ significantly from the values that would have been used had a ready market existed for the investments, and the differences could be material.

Recent Accounting Pronouncements

      In December 2004, the FASB issued Statement No. 123 (Revised 2004), Share-Based Payment (the “Statement”), which requires companies to recognize the grant-date fair value of stock options and other equity-based compensation issued to employees in the income statement. The Statement expresses no preference for a type of valuation model and was originally effective for most public companies’ interim or annual periods beginning after June 15, 2005. In April 2005, the Securities and Exchange Commission issued a rule deferring the effective date to January 1, 2006. The scope of the Statement includes a wide range of share-based compensation arrangements including share options, restricted share plans, performance-based awards, share appreciation rights, and employee share purchase plans. The Statement replaces FASB Statement No. 123, Accounting for Stock-Based

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Note 2. Summary of Significant Accounting Policies, continued

Compensation, and supersedes APB Opinion No. 25, Accounting for Stock Issued to Employees. The Company is currently evaluating the effects of the Statement on its financial position and results of operations with respect to the selection of a valuation model and adoption method. See the Company’s current disclosure under APB Opinion No. 25 above.

Note 3. Portfolio

Private Finance

      At June 30, 2005, and December 31, 2004, the private finance portfolio consisted of the following:

	2005			2004

	Cost	Value	Yield(1)	Cost	Value	Yield(1)
($ in thousands)
Loans and debt securities (2)	$1,730,570	$1,633,016	13.7%	$1,679,855	$1,602,869	13.9%
Equity securities	771,574	937,519		705,065	699,217

Total	$2,502,144	$2,570,535		$2,384,920	$2,302,086

(1)	The weighted average yield on loans and debt securities is computed as the (a) annual stated interest plus the annual amortization of loan origination fees, original issue discount, and market discount on accruing loans and debt securities less the annual amortization of loan origination costs, divided by (b) total loans and debt securities at value. At June 30, 2005, and December 31, 2004, the cost and value of loans and debt securities include the Class A equity interests in BLX and the guaranteed dividend yield on these equity interests is included in interest income. The weighted average yield is computed as of the balance sheet date.

(2)	The principal balance outstanding on loans and debt securities was $1.8 billion and $1.7 billion at June 30, 2005, and December 31, 2004, respectively. The difference between principal and cost is represented by unamortized loan origination fees and costs, original issue discounts, and market discounts totaling $26.2 million and $29.8 million at June 30, 2005, and December 31, 2004, respectively.

     The Company’s private finance investment activity principally involves providing financing through privately negotiated long-term debt and equity investments. The Company’s private finance investments are generally issued by private companies and are generally illiquid and subject to restrictions on resale.

      Private finance debt investments are generally structured as loans and debt securities that carry a relatively high fixed rate of interest, which may be combined with equity features, such as conversion privileges, or warrants or options to purchase a portion of the portfolio company’s equity at a pre-determined strike price, which is generally a nominal price for warrants or options in a private company. The annual stated interest rate is only one factor in pricing the investment relative to the Company’s rights and priority in the portfolio company’s capital structure, and will vary depending on many factors, including if the Company has received nominal cost equity or other components of investment return, such as loan origination fees or market discount. The stated interest rate may include some component of contractual payment-in-kind interest, which represents contractual interest accrued and added to the loan balance that generally becomes due at maturity. At both June 30, 2005, and December 31, 2004, approximately 94% of the Company’s loans and debt securities had fixed interest rates. Loans and debt securities generally have a maturity of five to ten years, with interest-only payments in the early years and payments of both principal and interest in the later years, although debt maturities and principal amortization schedules vary.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Note 3. Portfolio, continued

      Equity securities consist primarily of securities issued by private companies and may be subject to restrictions on their resale and are generally illiquid. The Company may incur costs associated with making buyout investments, such as legal, accounting and other professional fees associated with diligence, referral and investment banking fees and other costs, which will be added to the cost basis of the Company’s equity investment. Equity securities generally do not produce a current return, but are held with the potential for investment appreciation and ultimate gain on sale.

      The Company’s largest investments at value at June 30, 2005, and December 31, 2004, were in Advantage Sales & Marketing, Inc. (“Advantage”) and Business Loan Express, LLC (“BLX”).

      In June 2004, the Company completed the purchase of a majority voting ownership in Advantage, which is subject to dilution by a management option pool. The Company’s investment totaled $261.4 million at cost and $405.5 million at value at June 30, 2005, and $258.7 million at cost and $283.0 million at value at December 31, 2004. Advantage is a leading sales and marketing agency providing outsourced sales, merchandising, and marketing services to the consumer packaged goods industry. Advantage has offices across the United States and is headquartered in Irvine, CA.

      Total interest and related portfolio income earned from the Company’s investment in Advantage for the three and six months ended June 30, 2005, was $9.4 million and $18.5 million, respectively, which included interest income of $7.8 million and $15.4 million, respectively, and fees and other income of $1.6 million and $3.1 million, respectively. Net change in unrealized appreciation or depreciation for the three and six months ended June 30, 2005, included $51.0 million and $119.9 million, respectively, of unrealized appreciation related to Advantage.

      Total interest and related portfolio income earned from the Company’s investment in Advantage for the three and six months ended June 30, 2004, was $2.8 million, which included interest income of $0.1 million and fees and other income of $2.7 million.

      The Company’s investment in BLX totaled $283.9 million at cost and $340.0 million at value at June 30, 2005, and $280.4 million at cost and $335.2 million at value at December 31, 2004. BLX is a small business lender that participates in the U.S. Small Business Administration’s 7(a) Guaranteed Loan Program. At June 30, 2005, and December 31, 2004, the Company owned 94.9% of the voting Class C equity interests. BLX has an equity appreciation rights plan for management which will dilute the value available to the Class C equity interest holders. BLX is headquartered in New York, NY.

      Total interest and related portfolio income earned from the Company’s investment in BLX for the three and six months ended June 30, 2005, was $8.8 million and $16.6 million, respectively, which included interest income on the Class A equity interests of $3.5 million and $6.9 million, respectively, dividend income on Class B interests of $3.0 million and $5.0 million, respectively, and fees and other income of $2.3 million and $4.7 million, respectively. Interest and dividend income from BLX for the three and six months ended June 30, 2005, included interest and dividend income of $1.7 million and $3.3 million, respectively, which was paid in kind. The interest and dividends paid in kind were paid to the Company through the issuance of additional debt or equity interests.

      Total interest and related portfolio income earned from the Company’s investment in BLX for the three and six months ended June 30, 2004, was $11.8 million and $22.9 million, respectively, which included interest income on the subordinated debt and Class A equity interests of $5.7 million

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Note 3. Portfolio, continued

and $11.3 million, respectively, dividend income on Class B interests of $2.8 million and $4.8 million, respectively, and fees and other income of $3.3 million and $6.8 million, respectively. Interest and dividend income from BLX for the three and six months ended June 30, 2004, included interest and dividend income of $5.4 million and $9.9 million, respectively, which was paid in kind. The interest and dividends paid in kind were paid to the Company through the issuance of additional debt or equity interests.

      Net change in unrealized appreciation or depreciation for the three and six months ended June 30, 2005, included a net increase in unrealized appreciation of $7.6 million and $1.3 million, respectively, on the Company’s investment in BLX. There was no change in unrealized appreciation or depreciation related to our investment in BLX for the three months ended June 30, 2004. Net change in unrealized appreciation or depreciation for the six months ended June 30, 2004, included a net decrease in unrealized appreciation of $9.3 million on the Company’s investment in BLX.

      At December 31, 2004, the Company’s subordinated debt investment in BLX was $44.6 million at cost and value. Effective January 1, 2005, this debt plus accrued interest of $0.2 million was exchanged for Class B equity interests, which are included in private finance equity interests. Since the subordinated debt is no longer outstanding, the amount of taxable income available to flow through to BLX’s equity holders will increase by the amount of interest that would have otherwise been paid on this debt.

      The Company had provided BLX with a $20 million revolving credit facility for working capital which matured on June 30, 2005. At June 30, 2005, and December 31, 2004, there were no amounts outstanding under this facility.

      As a limited liability company, BLX’s taxable income flows through directly to its members. BLX’s annual taxable income generally differs from its book income for the fiscal year due to temporary and permanent differences in the recognition of income and expenses. The Company holds all of BLX’s Class A and Class B interests, and 94.9% of the Class C interests. BLX’s taxable income is first allocated to the Class A interests to the extent that dividends are paid in cash or in kind on such interests, with the remainder being allocated to the Class B and Class C interests. BLX declares dividends on its Class B interests based on an estimate of its annual taxable income allocable to such interests.

      At the time of the corporate reorganization of BLX, Inc. from a C corporation to a limited liability company in 2003, for tax purposes BLX had a “built-in gain” representing the aggregate fair market value of its assets in excess of the tax basis of its assets. As a RIC, the Company will be subject to special built-in gain rules on the assets of BLX. Under these rules, taxes will be payable by the Company at the time and to the extent that the built-in gains on BLX’s assets at the date of reorganization are recognized in a taxable disposition of such assets in the 10-year period following the date of the reorganization. At such time, the built-in gains realized upon the disposition of these assets will be included in the Company’s taxable income, net of the corporate level taxes paid by the Company on the built-in gains. However, if these assets are disposed of after the 10-year period, there will be no corporate level taxes on these built-in gains.

      While the Company has no obligation to pay the built-in gains tax until these assets are disposed of in the future, it may be necessary to record a liability for these taxes in the future should the Company intend to sell the assets of BLX within the 10-year period. The Company estimates that its

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Note 3. Portfolio, continued

future tax liability resulting from the built-in gains at the date of BLX’s reorganization may total up to $40 million. At June 30, 2005, and December 31, 2004, the Company considered the increase in fair value of its investment in BLX due to BLX’s tax attributes as an LLC and has also considered the reduction in fair value of its investment due to these estimated built-in gain taxes in determining the fair value of its investment in BLX.

      As the controlling equity owner of BLX, the Company has provided an unconditional guaranty to the BLX credit facility lenders in an amount equal to 50% of the total obligations (consisting of principal, letters of credit issued under the facility, accrued interest, and other fees) on BLX’s three-year $275.0 million revolving credit facility, which includes a sub-facility for the issuance of letters of credit for up to a total of $50.0 million. The facility matures in January 2007. The amount guaranteed by the Company at June 30, 2005, was $107.7 million. This guaranty can be called by the lenders only in the event of a default by BLX. BLX was in compliance with the terms of its credit facility at June 30, 2005. At June 30, 2005, the Company had also provided four standby letters of credit totaling $35.6 million in connection with four term securitization transactions completed by BLX. In consideration for providing the guaranty and the standby letters of credit, BLX paid the Company fees of $1.5 million for both the three months ended June 30, 2005 and 2004, and $3.2 million and $2.8 million for the six months ended June 30, 2005 and 2004, respectively.

      Other activities (at cost) in portfolio companies more than 25% owned, excluding changes in unrealized appreciation or depreciation, during the six months ended June 30, 2005, included:

•	a partial repayment of $8.2 million of the Company’s investment in Avborne, Inc. (“Avborne”) as a result of the sale of certain of Avborne’s assets during the first quarter of 2005;

•	fundings of $40.7 million on Callidus Capital Corporation’s (“Callidus”) revolving line of credit related to its middle market underwriting and syndication facility. Callidus repaid borrowings under this facility totaling $82.9 million during the six months ended June 30, 2005, for net repayments under the facility during the six months ended June 30, 2005, of $42.2 million. In addition, the Company paid a fee to Callidus of $0.6 million in the second quarter of 2005 for the referral of Service Champ Inc. This fee has been included in the cost basis of the Company’s equity investment in Service Champ.;

•	a partial repayment of $14.6 million of the Company’s investment in ForeSite Towers, LLC (“ForeSite”) as a result of the sale of a portion of ForeSite’s assets during the second quarter of 2005;

•	the contribution to capital of existing debt securities of GAC Investments, Inc. (“GAC”)with a cost basis of $11.0 million, resulting in a decrease in the Company’s debt cost basis and an increase in the Company’s common stock cost basis in GAC;

•	an additional loan of $2.0 million to Gordian Group, Inc.;

•	the repayment of the Company’s debt investment of $9.3 million in HMT, Inc.;

•	the repayment of the Company’s $66.1 million senior loan investment in Insight Pharmaceuticals Corporation (“Insight”) as a result of Insight’s senior debt refinancing;

•	an additional $9.5 million debt and equity investment in Mercury Air Centers, Inc. to finance an acquisition;

•	an additional $27.4 million debt investment in MVL Group, Inc. to finance an acquisition;

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Note 3. Portfolio, continued

•	fundings of $5.8 million on Powell Plant Farms, Inc.’s (“Powell”) revolving credit facility for working capital. Powell repaid borrowings under this facility totaling $7.9 million, for net repayments under the facility during the six months ended June 30, 2005, of $2.1 million;

•	the sale of the assets out of bankruptcy of Norstan Apparel Shops, Inc. (“Norstan”), which resulted in a realized loss during the second quarter of 2005. During the first quarter of 2005, the Company appointed three members to Norstan’s board of directors and had control of the board. Accordingly, the realized loss was included in the portfolio companies more than 25% owned category;

•	the repayment of the Company’s debt investment of $14.0 million in Redox Brands, Inc.;

•	a debt and equity investment of $40.4 million in Service Champ Inc.; and

•	an additional debt investment of $8.4 million in STS Operating, Inc. (“STS”) to support the recapitalization of STS. In connection with the recapitalization, STS redeemed the Company’s preferred stock investment.

      On March 31, 2004, the Company sold its control investment in Hillman, which was one of the Company’s largest investments, for a total transaction value of $510 million, including the repayment of outstanding debt and adding the value of Hillman’s outstanding trust preferred shares. The Company was repaid its existing $44.6 million in outstanding debt. Total consideration to the Company from the sale at closing, including the repayment of debt, was $244.3 million, which included net cash proceeds of $196.8 million and the receipt of a new subordinated debt instrument of $47.5 million. During the second quarter of 2004, the Company sold a $5.0 million participation in its subordinated debt in Hillman to a third party, which reduced the Company’s investment, and no gain or loss resulted from the transaction. For the six months ended June 30, 2004, the Company realized a gain of $150.2 million on the transaction including a gain of $1.2 million realized during the second quarter of 2004, resulting from post-closing adjustments, which provided additional cash consideration to the Company in the same amount. For the year ended December 31, 2004, the Company realized a gain of $150.3 million on the transaction.

      At June 30, 2005, and December 31, 2004, loans and debt securities at value not accruing interest were as follows:

	2005	2004
($ in thousands)
Loans and debt securities in workout status (classified as Grade 4 or 5)
Companies more than 25% owned	$22,441	$34,374
Companies less than 5% owned	15,070	16,550
Loans and debt securities not in workout status
Companies more than 25% owned	37,000	29,368
Companies 5% to 25% owned	—	678
Companies less than 5% owned	68,920	15,864

Total	$143,431	$96,834

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Note 3. Portfolio, continued

      The industry and geographic compositions of the private finance portfolio at value at June 30, 2005, and December 31, 2004, were as follows:

	2005	2004

Industry
Business services	43%	32%
Financial services	19	21
Consumer products	13	20
Healthcare services	8	8
Industrial products	6	8
Retail	3	2
Energy services	2	2
Broadcasting and cable	1	2
Other	5	5

Total	100%	100%

Geographic Region(1)
Mid-Atlantic	33%	40%
West	29	27
Southeast	22	14
Midwest	12	15
Northeast	4	4

Total	100%	100%

(1)	The geographic region for the private finance portfolio depicts the location of the headquarters for the Company’s portfolio companies. The portfolio companies may have a number of other locations.

Commercial Real Estate Finance

      At June 30, 2005, and December 31, 2004, the commercial real estate finance portfolio consisted of the following:

	2005			2004

	Cost	Value	Yield(1)	Cost	Value	Yield(1)
($ in thousands)
CMBS bonds	$—	$—		$383,310	$373,805	14.6%
CDO bonds and preferred shares	—	—		212,590	212,573	16.8%
Commercial mortgage loans	118,893	116,090	6.7%	99,373	95,056	6.8%
Real estate owned	13,985	16,655		16,170	16,871
Equity interests	13,091	11,056		11,169	13,020

Total	$145,969	$143,801		$722,612	$711,325

(1)	The weighted average yield on the interest-bearing investments is computed as the (a) annual stated interest plus the annual amortization of loan origination fees, original issue discount, and market discount on accruing interest-bearing investments less the annual amortization of origination costs, divided by (b) total interest-bearing investments at value. The weighted average yield is computed as of the balance sheet date. Interest-bearing investments for the commercial real estate finance portfolio include all investments except for real estate owned and equity interests.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Note 3. Portfolio, continued

     CMBS Bonds and Collateralized Debt Obligation Bonds and Preferred Shares (“CDOs”). On May 3, 2005, the Company completed the sale of its portfolio of CMBS bonds and CDO bonds and preferred shares to affiliates of Caisse de dépôt et placement du Québec (the Caisse) for cash proceeds of $976.0 million and realized a net gain of $227.7 million, after transaction and other costs of $7.8 million. Transaction costs included investment banking fees, legal and other professional fees, and other transaction costs. Upon the closing of the sale, the Company settled all the hedge positions relating to these assets, which resulted in a net realized loss of $0.7 million, which has been included in the net realized gain on the sale. The value of these assets prior to their sale was determined on an individual security-by-security basis. The net gain realized upon the sale of $227.7 million reflects the total value received for the portfolio as a whole.

      Simultaneous with the sale of the Company’s CMBS and CDO portfolio, the Company entered into certain agreements with affiliates of the Caisse, including a platform assets purchase agreement, pursuant to which the Company agreed to sell certain additional commercial real estate-related assets to the Caisse, subject to certain adjustments and closing conditions, and a transition services agreement, pursuant to which the Company agreed to provide certain transition services for a limited transition period.

      The platform assets purchase agreement was completed on July 13, 2005, and the Company received total cash proceeds from the sale of the platform assets of approximately $5.3 million. No gain or loss resulted from the transaction. Under this agreement, the Company agreed not to invest in CMBS and real estate-related CDOs and refrain from certain other real estate-related investing or servicing activities for a period of three years, subject to certain limitations and excluding the Company’s existing portfolio and related activities.

      Services provided under the transition services agreement were completed on July 13, 2005. For the three months ended June 30, 2005, the Company received a total of $1.1 million under the transition services agreement as reimbursement for employee and administrative expenses.

      Commercial Mortgage Loans and Equity Interests. The commercial mortgage loan portfolio contains loans that were originated by the Company or were purchased from third-party sellers. At June 30, 2005, approximately 80% and 20% of the Company’s commercial mortgage loan portfolio was composed of fixed and adjustable interest rate loans, respectively. At December 31, 2004, approximately 94% and 6% of the Company’s commercial mortgage loan portfolio was composed of fixed and adjustable interest rate loans, respectively. As of June 30, 2005, and December 31, 2004, loans with a value of $17.8 million and $18.0 million, respectively, were not accruing interest. Loans greater than 120 days delinquent generally do not accrue interest.

      Equity interests consist primarily of equity securities issued by privately owned companies that invest in single real estate properties. These equity interests may be subject to restrictions on their resale and are generally illiquid. Equity interests generally do not produce a current return, but are generally held in anticipation of investment appreciation and ultimate realized gain on sale.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Note 3. Portfolio, continued

      The property types and the geographic composition securing the commercial mortgage loans and equity interests at value at June 30, 2005, and December 31, 2004, were as follows:

	2005	2004

Property Type
Hospitality	31%	49%
Housing	18	5
Office	18	17
Retail	14	21
Other(1)	19	8

Total	100%	100%

(1)	Other includes the Company’s investment in an originator of commercial mortgage loans.

	2005	2004

Geographic Region
Midwest	30%	30%
Mid-Atlantic	30	20
West	21	16
Southeast	13	26
Northeast	6	8

Total	100%	100%

Note 4. Debt

      At June 30, 2005, and December 31, 2004, the Company had the following debt:

	2005				2004

			Annual				Annual
	Facility	Amount	Interest		Facility	Amount	Interest
	Amount	Drawn	Cost(1)		Amount	Drawn	Cost(1)
($ in thousands)
Notes payable and debentures:
Unsecured notes payable	$940,012	$940,012	6.5%		$981,368	$981,368	6.5%
SBA debentures	53,800	46,500	7.8%		84,800	77,500	8.2%
OPIC loan	—	—			5,700	5,700	6.6%

Total notes payable and debentures	993,812	986,512	6.5%		1,071,868	1,064,568	6.6%
Revolving line of credit	587,500	—	—	(2)	552,500	112,000	6.3	%(2)

Total debt	$1,581,312	$986,512	6.8	%(2)	$1,624,368	$1,176,568	6.6	%(2)

(1)	The weighted average annual interest cost is computed as the (a) annual stated interest on the debt plus the annual amortization of commitment fees and other facility fees that are recognized into interest expense over the contractual life of the respective borrowings, divided by (b) debt outstanding on the balance sheet date.

(2)	There were no amounts drawn on the revolving line of credit at June 30, 2005. The annual interest cost for total debt includes the annual cost of commitment fees and other facility fees on the revolving line of credit regardless of the amount drawn on the facility as of the balance sheet date. The annual cost of commitment fees and other facility fees was $2.8 million at June 30, 2005, and included the extension fee of $1.8 million that the Company paid on April 18, 2005, as discussed below. The stated interest rate payable on the revolving line of credit was 4.7% at December 31, 2004, which excluded the annual cost of commitment fees and other facility fees of $1.8 million.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Note 4. Debt, continued

  Notes Payable and Debentures

      Unsecured Notes Payable. The Company has issued unsecured long-term notes to private institutional investors. The notes require semi-annual interest payments until maturity and have original terms of five or seven years. At June 30, 2005, the notes had remaining maturities of three months to seven years. The notes may be prepaid in whole or in part, together with an interest premium, as stipulated in the note agreement. During the second quarter of 2005, the Company repaid $40.0 million of the unsecured notes payable.

      The Company has issued five-year unsecured long-term notes denominated in Euros and Sterling for a total U.S. dollar equivalent of $15.2 million. The notes have fixed interest rates and have substantially the same terms as the Company’s existing unsecured notes. The Euro notes require annual interest payments and the Sterling notes require semi-annual interest payments until maturity. Simultaneous with issuing the notes, the Company entered into a cross currency swap with a financial institution which fixed the Company’s interest and principal payments in U.S. dollars for the life of the debt.

      SBA Debentures. At June 30, 2005, the Company had debentures payable to the SBA with original terms of ten years and at fixed interest rates ranging from 5.9% to 7.5%. At June 30, 2005, the debentures had remaining maturities of five to seven years. The debentures require semi-annual interest-only payments with all principal due upon maturity. The SBA debentures are subject to prepayment penalties if paid prior to the fifth anniversary date of the notes. During the first quarter of 2005, the Company repaid $31.0 million of the SBA debentures.

      At June 30, 2005, the Company had a commitment from the SBA to borrow up to an additional $7.3 million above the current amount outstanding. The commitment expires on September 30, 2005.

      Scheduled Maturities. Scheduled future maturities of notes payable and debentures at June 30, 2005, were as follows:

Year	Amount Maturing

($ in thousands)
2005	$125,000
2006	175,000
2007	—
2008	153,000
2009	267,512
Thereafter	266,000

Total	$986,512

Revolving Line of Credit

      During the first quarter of 2005, the Company expanded the committed amount under the unsecured revolving credit facility to $587.5 million. The committed amount may be further expanded through new or additional commitments up to $600 million at the Company’s option. During the second quarter of 2005, the Company extended the maturity of the line of credit to April 2006 under substantially similar terms. The extension of the facility required payment of an extension fee of 0.3%

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Note 4. Debt, continued

on existing commitments and the interest rate on outstanding borrowings has increased by 0.5% during the extension period. After the extension notice, the facility generally bears interest at a rate, at the Company’s option, equal to (i) the one-month LIBOR plus 2.00%, (ii) the Bank of America, N.A. cost of funds plus 2.00% or (iii) the higher of the Bank of America, N.A. prime rate or the Federal Funds rate plus 1.00%. The interest rate adjusts at the beginning of each new interest period, usually every 30 days. The facility requires an annual commitment fee equal to 0.25% of the committed amount. The annual cost of commitment fees and other facility fees was $2.8 million and $1.8 million at June 30, 2005, and December 31, 2004, respectively. The facility fees at June 30, 2005, include the extension fee of $1.8 million that the Company paid on April 18, 2005. The line of credit generally requires monthly payments of interest, and all principal is due upon maturity.

      The average debt outstanding on the revolving line of credit was $64.4 million and $1.9 million, respectively, for the six months ended June 30, 2005 and 2004. The maximum amount borrowed under this facility and the weighted average stated interest rate for the six months ended June 30, 2005 and 2004, were $263.3 million and 4.4%, respectively, and $208.5 million and 3.7%, respectively. As of June 30, 2005, the amount available under the revolving line of credit was $550.4 million, net of amounts committed for standby letters of credit of $37.1 million issued under the credit facility.

Covenant Compliance

      The Company has various financial and operating covenants required by the notes payable and debentures and the revolving line of credit. These covenants require the Company to maintain certain financial ratios, including debt to equity and interest coverage, and a minimum net worth. The Company’s credit facilities limit its ability to declare dividends if the Company defaults under certain provisions. As of June 30, 2005, and December 31, 2004, the Company was in compliance with these covenants.

Note 5. Guarantees

      In the ordinary course of business, the Company has issued guarantees and has extended standby letters of credit through financial intermediaries on behalf of certain portfolio companies. All standby letters of credit have been issued through Bank of America, N.A. As of June 30, 2005, and December 31, 2004, the Company had issued guarantees of debt, rental obligations, lease obligations and severance obligations aggregating $116.8 million and $100.2 million, respectively, and had extended standby letters of credit aggregating $37.1 million and $44.1 million, respectively. Under these arrangements, the Company would be required to make payments to third-party beneficiaries if the portfolio companies were to default on their related payment obligations. The maximum amount of potential future payments was $153.9 million and $144.3 million at June 30, 2005, and December 31, 2004, respectively. At June 30, 2005, and December 31, 2004, $0.4 million and $0.8 million, respectively, had been recorded as a liability for the Company’s guarantees and no amounts had been recorded as a liability for the Company’s standby letters of credit.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Note 5. Guarantees, continued

      As of June 30, 2005, the guarantees and standby letters of credit expire as follows:

	Total	2005	2006	2007	2008	2009	After 2009
(in millions)
Guarantees	$116.8	$0.1	$0.9	$107.8	$—	$2.5	$5.5
Standby letters of credit(1)	37.1	—	37.1	—	—	—	—

Total	$153.9	$0.1	$38.0	$107.8	$—	$2.5	$5.5

(1)	Standby letters of credit are issued under the Company’s revolving line of credit that expires in April 2006. Therefore, unless a standby letter of credit is set to expire at an earlier date, it is assumed that the standby letters of credit will expire contemporaneously with the expiration of the Company’s line of credit in April 2006.

     In the ordinary course of business, the Company enters into agreements with service providers and other parties that may contain provisions for the Company to indemnify such parties under certain circumstances.

      At June 30, 2005, the Company had outstanding commitments to fund investments totaling $591.9 million, including $541.0 million related to private finance investments and $50.9 million related to commercial real estate finance investments. In addition, during the fourth quarter of 2004 and the first quarter of 2005, the Company sold certain commercial mortgage loans that the Company may be required to repurchase under certain circumstances. These recourse provisions expire by January 2006. The aggregate outstanding principal balance of these sold loans was $11.7 million at June 30, 2005.

Note 6. Shareholders’ Equity

      The Company did not sell any common stock during the six months ended June 30, 2005 or 2004. The Company issued 0.3 million shares of common stock with a value of $7.2 million as consideration for an additional investment in Mercury Air Center, Inc. during the six months ended June 30, 2005, and 0.1 million shares of common stock with a value of $3.2 million to acquire Legacy Partners Group, LLC during the six months ended June 30, 2004.

      The Company issued 0.6 million shares of common stock upon the exercise of stock options for each of the six months ended June 30, 2005 and 2004.

      The Company has a dividend reinvestment plan, whereby the Company may buy shares of its common stock in the open market or issue new shares in order to satisfy dividend reinvestment requests. If the Company issues new shares, the issue price is equal to the average of the closing sale prices reported for the Company’s common stock for the five consecutive trading days immediately prior to the dividend payment date. For the six months ended June 30, 2005 and 2004, the Company issued new shares in order to satisfy dividend reinvestment requests.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Note 6. Shareholders’ Equity, continued

      Dividend reinvestment plan activity for the six months ended June 30, 2005 and 2004, was as follows:

	For the Six Months
	Ended June 30,

	2005	2004
(in thousands, except per share amounts)
Shares issued	151	110
Average price per share	$27.58	$26.91

Note 7. Earnings Per Common Share

      Earnings per common share for the three and six months ended June 30, 2005 and 2004, were as follows:

	For the Three Months		For the Six Months
	Ended June 30,		Ended June 30,

	2005	2004	2005	2004
(in thousands, except per share amounts)
Net increase in net assets resulting from operations	$311,885	$95,342	$431,506	$115,650
Less preferred stock dividends	—	(7)	—	(52)

Income available to common shareholders	$311,885	$95,335	$431,506	$115,598

Weighted average common shares outstanding — basic	133,701	128,814	133,493	128,564
Dilutive options outstanding to officers	2,680	2,394	2,489	3,056

Weighted average common shares outstanding — diluted	136,381	131,208	135,982	131,620

Basic earnings per common share	$2.33	$0.74	$3.23	$0.90

Diluted earnings per common share	$2.29	$0.73	$3.17	$0.88

Note 8. Employee Compensation Plans

      The Company has a deferred compensation plan. Amounts deferred by participants under the deferred compensation plan are funded to a trust, which is administered by trustees. The accounts of the deferred compensation trust are consolidated with the Company’s accounts. The assets of the trust are classified as other assets and the liability to the plan participants is included in other liabilities in the accompanying financial statements. The deferred compensation plan accounts at June 30, 2005, and December 31, 2004, totaled $16.7 million and $16.1 million, respectively.

      The Company has an Individual Performance Award (“IPA”) plan, which was established as a long-term incentive compensation program for certain officers. In conjunction with the program, the Board of Directors has approved a non-qualified deferred compensation plan (“DCP II”), which is

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Note 8. Employee Compensation Plans, continued

administered through a trust by an independent third-party trustee. The administrator of the DCP II is the Compensation Committee of the Company’s Board of Directors (“DCP II Administrator”).

      The IPA, which will generally be determined annually at the beginning of each year, is deposited in the trust in four equal installments, generally on a quarterly basis, in the form of cash. The Compensation Committee of the Board of Directors designed the DCP II to require the trustee to use the cash to purchase shares of the Company’s common stock in the open market. During the six months ended June 30, 2005, 0.2 million shares were purchased in the DCP II.

      All amounts deposited and then credited to a participant’s account in the trust, based on the amount of the IPA received by such participant, are credited solely for purposes of accounting and computation and remain assets of the Company and subject to the claims of the Company’s general creditors. Amounts credited to participants under the DCP II are immediately vested and non-forfeitable once deposited by the Company into the trust. A participant’s account shall generally become distributable only after his or her termination of employment, or in the event of a change of control of the Company. Upon the participant’s termination of employment, one-third of the participant’s account will be immediately distributed, one-half of the then current remaining balance will be distributed on the first anniversary of his or her employment termination date and the remainder of the account balance will be distributed on the second anniversary of the employment termination date. Distributions are subject to the participant’s adherence to certain non-solicitation requirements. All DCP II accounts will be distributed in a single lump sum in the event of a change of control of the Company. To the extent that a participant has an employment agreement, such participant’s DCP II account will be fully distributed in the event that such participant’s employment is terminated for good reason as defined under that participant’s employment agreement. The DCP II Administrator may also determine other distributable events and the timing of such distributions. Sixty days following a distributable event, the Company and each participant may, at the discretion of the Company, and subject to the Company’s trading window during that time, redirect the participant’s account to other investment options.

      During any period of time in which a participant has an account in the DCP II, any dividends declared and paid on shares of the Company’s common stock allocated to the participant’s account shall be reinvested by the trustee as soon as practicable in shares of the Company’s common stock purchased in the open market.

      For the three months ended June 30, 2005 and 2004, IPA expense related to Company contributions was $1.9 million and $3.5 million, respectively. For the six months ended June 30, 2005 and 2004, IPA expense related to Company contributions was $3.8 million and $7.0 million, respectively. The IPA amounts were contributed into the DCP II trust and invested in the Company’s common stock. The accounts of the DCP II are consolidated with the Company’s accounts. The common stock is classified as common stock held in deferred compensation trust in the accompanying financial statements and the deferred compensation obligation, which represents the amount owed to the employees, is included in other liabilities. Changes in the value of the Company’s common stock held in the deferred compensation trust are not recognized. However, the liability is marked to market with a corresponding charge or credit to employee compensation expense. The effect of this adjustment for the three months ended June 30, 2005 and 2004, was to increase the individual performance award expense by $1.8 million and reduce the individual performance award expense by $0.6 million, respectively. The effect of this adjustment for the six

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Note 8. Employee Compensation Plans, continued

months ended June 30, 2005 and 2004, was to increase the individual performance award expense by $1.9 million and reduce the individual performance award expense by $0.6 million, respectively. This resulted in a total individual performance award expense of $3.7 million and $2.9 million for the three months ended June 30, 2005 and 2004, respectively, and $5.7 million and $6.4 million for the six months ended June 30, 2005 and 2004, respectively.

      The Company also has an individual performance bonus (“IPB”) plan. The IPB for 2005 will be distributed in cash to award recipients in equal bi-weekly installments as long as the recipient remains employed by the Company. If a recipient terminates employment during the year, any remaining cash payments under the IPB would be forfeited. For the three and six months ended June 30, 2005, the IPB expense was $2.0 million and $3.6 million, respectively. The IPA and IPB expenses are included in employee expenses.

Note 9. Stock Option Plan

      The purpose of the stock option plan (“Option Plan”) is to provide officers and non-officer directors of the Company with additional incentives. Options are exercisable at a price equal to the fair market value of the shares on the day the option is granted. Each option states the period or periods of time within which the option may be exercised by the optionee, which may not exceed ten years from the date the option is granted. The options granted generally vest ratably over a three-to five-year period.

      All rights to exercise options terminate 60 days after an optionee ceases to be (i) a non-officer director, (ii) both an officer and a director, if such optionee serves in both capacities, or (iii) an officer (if such officer is not also a director) of the Company for any cause other than death or total and permanent disability. In the event of a change of control of the Company, all outstanding options will become fully vested and exercisable as of the change of control.

      There are 32.2 million shares authorized under the Option Plan. At June 30, 2005, and December 31, 2004, the number of shares available to be granted under the Option Plan was 7.4 million and 7.9 million, respectively. During the six months ended June 30, 2005, options for 1.0 million shares were granted to employees under the Option Plan at a weighted average exercise price of $26.58 per share. During the six months ended June 30, 2004, options for 7.9 million shares were granted to employees under the Option Plan at a weighted average exercise price of $28.47 per share. During the six months ended June 30, 2005 and 2004, 0.5 million shares and 0.1 million shares, respectively, were forfeited under the Option Plan.

      Options were outstanding for 20.2 million shares and 20.4 million shares with a weighted average exercise price of $23.69 and $23.55 per share at June 30, 2005, and December 31, 2004, respectively.

Note 10. Dividends and Distributions and Excise Taxes

      The Company’s Board of Directors declared and the Company paid a dividend of $0.57 per common share for each of the first and second quarters of 2005 and 2004. These dividends totaled $152.3 million and $146.8 million for the six months ended June 30, 2005 and 2004, respectively. The Company declared an extra cash dividend of $0.02 per share during 2004 and this was paid to shareholders on January 28, 2005.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Note 10. Dividends and Distributions and Excise Taxes, continued

      The Company’s Board of Directors also declared a dividend of $0.58 per common share for the third quarter of 2005.

      The Company currently estimates that its 2005 annual taxable income will be in excess of its dividend distributions from such taxable income in 2005, and that such estimated excess taxable income will be spilled over for distribution in 2006. Accordingly, the Company has accrued an excise tax of $4.0 million on the estimated taxable income earned for the six months ended June 30, 2005.

Note 11. Supplemental Disclosure of Cash Flow Information

      For the six months ended June 30, 2005 and 2004, the Company paid interest of $40.1 million and $38.2 million, respectively.

      Principal collections related to investment repayments or sales included the collection of discounts previously amortized into interest income and added to the cost basis of a loan or debt security totaling $7.6 million and $3.1 million for the six months ended June 30, 2005 and 2004, respectively.

      Non-cash operating activities for the six months ended June 30, 2005, included the exchange of existing subordinated debt securities and accrued interest of BLX with a cost basis of $44.8 million for additional Class B equity interests (see Note 3), the exchange of debt securities and accrued interest of Coverall North America, Inc. with a cost basis of $24.2 million for new debt securities and warrants with a total cost basis of $26.8 million, the exchange of debt securities of Garden Ridge Corporation with a cost basis of $25.0 million for a new loan with a cost basis of $22.5 million; and the contribution to capital of existing debt securities of GAC Investments, Inc. with a cost basis of $11.0 million, resulting in a decrease in the Company’s debt cost basis and an increase in the Company’s common stock cost basis in GAC.

      Non-cash operating activities for the six months ended June 30, 2004, included notes or other securities received as consideration from the sale of investments of $52.9 million. The notes received for the six months ended June 30, 2004, included a note received for $47.5 million in conjunction with the sale of the Company’s investment in Hillman (see Note 3). Non-cash operating activities for the six months ended June 30, 2004, also included an exchange of $48.3 million of subordinated debt in certain predecessor companies of Advantage Sales & Marketing, Inc. for new subordinated debt in Advantage; an exchange of existing debt securities with a cost basis of $46.4 million for new debt and common stock in Startec Global Communications Corporation; and an exchange of existing subordinated debt with a cost basis of $7.3 million for equity interests in an affiliate of Impact Innovations Group, LLC.

      For the six months ended June 30, 2005 and 2004, the Company’s non-cash financing activities included $4.2 million and $3.0 million, respectively, related to the issuance of common stock in lieu of cash distributions. In addition, the non-cash financing activities for the six months ended June 30, 2005, included the issuance of $7.2 million of the Company’s common stock as consideration for an additional investment in Mercury Air Centers, Inc. For the six months ended June 30, 2004, the non-cash financing activities included the issuance of $3.2 million of the Company’s common stock as consideration for an investment in Legacy Partners Group, LLC.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Note 12. Hedging Activities

      The Company has invested in commercial mortgage loans and CMBS and CDO bonds which are purchased at prices that are based in part on comparable Treasury rates. The Company has entered into transactions with one or more financial institutions to hedge against movement in Treasury rates on certain of the commercial mortgage loans and CMBS and CDO bonds. These transactions, referred to as short sales, involve the Company receiving the proceeds from the short sales of borrowed Treasury securities, with the obligation to replenish the borrowed Treasury securities at a later date based on the then current market price. Borrowed Treasury securities and the related obligations to replenish the borrowed Treasury securities at value, including accrued interest payable on the obligations, as of June 30, 2005, and December 31, 2004, consisted of the following:

($ in thousands)
Description of Issue	2005	2004

5-year Treasury securities, due December 2009	$—	$533
5-year Treasury securities, due April 2010	18,066	—
10-year Treasury securities, due February 2013	—	3,908
10-year Treasury securities, due February 2014	—	4,709
10-year Treasury securities, due August 2014	—	14,743
10-year Treasury securities, due November 2014	—	14,333

Total	$18,066	$38,226

      As of June 30, 2005, the total obligations to replenish borrowed Treasury securities had increased since the related original sale dates due to changes in the yield on the borrowed Treasury securities, resulting in unrealized depreciation on the obligations of $0.1 million. As of December 31, 2004, the total obligations to replenish borrowed Treasury securities had decreased since the related original sale dates due to changes in the yield on the borrowed Treasury securities, resulting in unrealized appreciation on the obligations of $0.3 million.

      The net proceeds related to the sales of the borrowed Treasury securities were $17.9 million and $38.5 million at June 30, 2005, and December 31, 2004, respectively. Under the terms of the transactions, the Company had provided additional cash collateral of $0.2 million at June 30, 2005, and had received cash payments of $0.3 million at December 31, 2004, for the difference between the net proceeds related to the sales of the borrowed Treasury securities and the obligations to replenish the securities.

      The Company has deposited the proceeds related to the sales of the borrowed Treasury securities and the additional cash collateral with Wachovia Capital Markets, LLC under repurchase agreements. The repurchase agreements are collateralized by U.S. Treasury securities and are settled weekly. As of June 30, 2005, the repurchase agreements were due on July 6, 2005, and had a weighted average interest rate of 2.8%. The weighted average interest rate on the repurchase agreements as of December 31, 2004, was 1.3%.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Note 13. Financial Highlights

	At and for the
	Six Months Ended		At and for the
	June 30,		Year Ended
			December 31,
	2005(1)	2004	2004

Per Common Share Data(2)
Net asset value, beginning of period	$14.87	$14.94	$14.94

Net investment income	0.40	0.71	1.52
Net realized gains(3)	1.60	1.33	0.88

Net investment income plus net realized gains	2.00	2.04	2.40
Net change in unrealized appreciation or depreciation (3)	1.17	(1.16)	(0.52)

Net increase in net assets resulting from operations	3.17	0.88	1.88

Net decrease in net assets from shareholder distributions	(1.14)	(1.14)	(2.30)
Net increase in net assets from capital share transactions	0.11	0.09	0.35

Net asset value, end of period	$17.01	$14.77	$14.87

Market value, end of period	$29.11	$24.42	$25.84
Total return(4)	17%	(9)%	1%
Ratios and Supplemental Data ($ and shares in thousands, except per share amounts)
Ending net assets	$2,281,287	$1,904,711	$1,979,778
Common shares outstanding at end of period	134,131	128,960	133,099
Diluted weighted average common shares outstanding	135,982	131,620	132,458
Employee and administrative expenses/average net assets	3.91%	2.06%	4.65%
Total operating expenses/average net assets	5.79%	4.01%	8.53%
Net investment income/average net assets	2.57%	4.92%	10.45%
Net increase in net assets resulting from operations/ average net assets	20.57%	6.09%	12.97%
Portfolio turnover rate	21.76%	16.64%	32.97%
Average debt outstanding	$1,097,851	$922,073	$985,616
Average debt per share(2)	$8.07	$7.01	$7.44

(1)	The results for the six months ended June 30, 2005, are not necessarily indicative of the operating results to be expected for the full year.

(2)	Based on diluted weighted average number of common shares outstanding for the period.

(3)	Net realized gains and net change in unrealized appreciation or depreciation can fluctuate significantly from period to period. As a result, quarterly comparisons may not be meaningful.

(4)	Total return assumes the reinvestment of all dividends paid for the periods presented.

Note 14. Litigation

      On June 23, 2004, the Company was notified by the SEC that the SEC is conducting an informal investigation of the Company. On December 22, 2004, the Company received letters from the U.S. Attorney for the District of Columbia requesting the preservation and production of information regarding the Company and Business Loan Express, LLC in connection with a criminal investigation. Based on the information available to the Company at this time, the inquiries appear to

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Note 14. Litigation, continued

primarily pertain to matters related to portfolio valuation and the Company’s portfolio company, Business Loan Express, LLC. To date, the Company has produced materials in response to requests from both the SEC and the U.S. Attorney’s office, and certain current and former employees have provided testimony and have been interviewed by the staff of the SEC and the U.S. Attorney’s Office. The Company is voluntarily cooperating with these investigations.

      In addition, the Company is party to certain lawsuits in the normal course of business.

      While the outcome of these legal proceedings cannot at this time be predicted with certainty, the Company does not expect that the outcome of these proceedings will have a material effect upon the Company’s financial condition or results of operations.